File No. 33-28982   CIK #825400
Securities and Exchange CommissionWashington, D. C. 20549
Post-Effective
Amendment No. 6
to
Form S-6


For Registration under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

Kemper Tax-Exempt Insured Income Trust, Series A-59, Kemper
 Tax-Exempt Insured Income Trust Multi-State, Series 17, Kemper
 Tax-Exempt Income Trust, Series 86, and Kemper Tax-Exempt Income
 Trust Multi-State, Series 39
Name and executive office address of Depositor:

EVEREN Unit Investment Trusts
(a division of EVEREN Securities, Inc.)
77 West Wacker - 29th Floor
Chicago, Illinois  60601
Name and complete address of agent for service:

Robert K. Burke
77 West Wacker - 29th Floor
Chicago, Illinois  60601



     ( X ) Check box if it is proposed that this filing will become effective at 2:00 p.m. on September 28, 1995 pursuant to paragraph (b) of Rule 485.




  KEMPER TAX-EXEMPT INSURED INCOME TRUST NATIONAL SERIES KEMPER
          DEFINED FUNDS INSURED NATIONAL SERIES PART ONE
The date of this Part One is that date which is set forth in Part

                     Two of the Prospectus
    Kemper Tax-Exempt Insured Income Trust and Kemper Defined Funds Insured National Series (the "Trusts" and each a "Trust") were formed for the purpose of gaining interest income free from Federal income taxes while conserving capital and diversifying risks by investing in an insured, fixed portfolio consisting of obligations issued by or on behalf of states of the United States

or   counties,   municipalities,   authorities   or   political


subdivisions thereof.
    Units of the Trust are not deposits or obligations of, or guaranteed by, any bank, and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal.
    Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio listed in Part Two has been obtained from an independent company by either the Trust, the Sponsor or the issuer of the Municipal Bonds involved. Insurance obtained by the Sponsor or a Municipal Bond issuer is effective so long as such Bonds are outstanding. The insurance, in any case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of the Trust received on the Date of Deposit a rating of "AAA" by Standard & Poor's Ratings Group ("Standard & Poor's")

or "Aaa" by Moody's Investors Service, Inc. See "Insurance on the Portfolios" and "Description of Securities Ratings." No representation is made as to any insurer's ability to meet its commitments.
    This Prospectus is in two parts. Read and retain both parts for future reference.
  SPONSOR: KEMPER UNIT INVESTMENT TRUSTS,a service of Kemper
                        Securities, Inc.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                TABLE OF CONTENTS




                    PAGE
SUMMARY                           3
 The Trust                       3
 Insurance                       3
 Public Offering Price           4
 Interest and Principal Distributions  4
 Reinvestment                    4
 Estimated Current Return and Estimated Long-Term Return
   4
 Market for Units                5
 Risk Factors                    5
THE TRUST                         5
PORTFOLIOS                        6
 Risk Factors                    7
INSURANCE ON THE PORTFOLIOS       14
 Financial Guaranty Insurance Company  16
 AMBAC Indemnity Corporation     16
 Municipal Bond Investors Assurance Corporation  17
 Financial Security Assurance    17
 Capital Guaranty Insurance Company    19
DISTRIBUTION REINVESTMENT         20
INTEREST AND ESTIMATED LONG-TERM AND CURRENT RETURNS   21
TAX STATUS OF THE TRUST           21
PUBLIC OFFERING OF UNITS          26
 Public Offering Price           26
 Accrued Interest                28
 Purchased and Daily Accrued Interest  29
 Public Distribution of Units    30
 Profits of Sponsor              30
MARKET FOR UNITS                  31
REDEMPTION                        31
 Computation of Redemption Price 33
UNITHOLDERS                       33
 Ownership of Units              33
 Distributions to Unitholders    34
   Interest Distributions        34
   Principal Distributions       35
   Statement to Unitholders      35
 Rights of Unitholders           37
INVESTMENT SUPERVISION            37
ADMINISTRATION OF THE TRUST       38
 The Trustee                     38
 The Evaluator                   39
 Amendment and Termination       40
 Limitations on Liability        41
   The Sponsor                   41
   The Trustee                   41
   The Evaluator                 41
EXPENSES OF THE TRUST             41
THE SPONSOR                       43
LEGAL OPINIONS                    43
INDEPENDENT AUDITORS              43
DESCRIPTION OF MUNICIPAL BOND RATINGS   44
Essential Information*
Report of Independent Auditors*
Statement of Assets and Liabilities*
Statement of Operations*
Statement of Changes in Net Assets*
Schedule of Investments*
Notes to Schedules of Investments*
Notes to Financial Statements*

             KEMPER TAX-EXEMPT INSURED INCOME TRUST
          KEMPER DEFINED FUNDS INSURED NATIONAL SERIES
SUMMARY
    The Trust. Kemper Tax-Exempt Insured Income Trust and
Kemper Defined Funds Insured National Series (the "Trusts" and each a "Trust") are each a unit investment trust consisting of a number of diversified portfolios (the "Series"), each portfolio consisting of obligations ("Municipal Bonds," "Securities" or "Bonds") issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof.
    The objective of each Series of the Trust is tax-exempt income and conservation of capital with diversification of risk through investment in an insured, fixed portfolio of Municipal Bonds. Interest on certain Municipal Bonds in certain of the Trusts will be a preference item for purposes of the alternative minimum tax. Accordingly, such Trusts may be appropriate only for investors who are not subject to the alternative minimum tax.

There is, of course, no guarantee that the Trusts' objective will be achieved.
    All of the Municipal Bonds in a Series of the Trust were rated in the category "BBB" or better by Standard & Poor's
Ratings Group ("Standard & Poor's") or "Baa" by Moody's Investors

Service, Inc. ("Moody's") on the date such Series was established

(the "Date of Deposit"). Ratings of the Municipal Bonds may have
changed  since  the  Date  of   Deposit.  See  "Description  of

Securities Ratings" herein and the "Schedule of Investments" in Part Two.
    The Units, each of which represents a pro rata undivided fractional interest in the Municipal Bonds deposited in the appropriate Series of the Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the Trust and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units.
    Insurance.  Insurance   guaranteeing   the  scheduled
payment of principal and interest on all of the Municipal Bonds in the portfolio of each Series of the Trust has been obtained by the Trust, the Sponsor or directly by the issuer from an independent insurance company. Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust are insured by AMBAC Indemnity Corporation ("AMBAC Indemnity") and Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust and Kemper Defined Funds Insured National Series are insured by Financial Guaranty Insurance Company ("Financial Guaranty"), Municipal Bond Investor Assurance Corporation ("MBIA") or other insurers. Insurance obtained directly by the issuer may be from such companies or other insurers. See "Insurance on the

Portfolio" herein and "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in the Trust, while insurance obtained by a Municipal Bond issuer is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty, in the event of a sale of any Bond from Series A-25 or subsequent Series of the Kemper Tax-Exempt Insured Income Trust covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Municipal Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of each Series of the Trust received on the original Date of Deposit a rating of "AAA" from Standard & Poor's. See "Insurance on the Portfolio." No representation is  made  as  to  AMBAC  Indemnity's,  Financial
Guaranty's, MBIA's or any other insurer's ability to meet its commitments.
    Public Offering Price. The  Public Offering Price per
Unit of a Series of the Trust is equal to a pro rata share of the aggregate bid prices of the Municipal Bonds in such Series (plus or minus a pro rata share of cash, if any, in the Principal
Account, held or owned by the Series) plus Purchased Interest, if any, in the case of Kemper Defined Funds Insured National Series plus a sales charge shown under "Public Offering of Units." In addition, there will be added to each transaction an amount equal to the accrued interest from the last Record Date of such Series to the date of settlement (five business days after order)(such amount is referred to as Daily Accrued Interest in the case of Kemper Defined Funds Insured National Series). The sales charge is reduced on a graduated scale as indicated under "Public Offering of Units _ Public Offering Price."
    Interest and Principal Distributions. Distributions of the estimated annual interest income to be received by a Series of the Trust, after deduction of estimated expenses, will be made

monthly  unless   the   Unitholder  elects   to   receive  such

distributions quarterly or semi-annually. Distributions will be paid on the Distribution Dates to holders of record of such Series on the Record Dates set forth for the applicable option. See "Essential Information" in Part Two. The distribution of funds, if any, in the Principal Account of each Series, will be made semi-annually to Unitholders of Record on the appropriate dates. See "Essential Information" in Part Two. Unitholders of Kemper Defined Funds receive monthly distributions of interest and principal.
    Reinvestment. Distributions of interest and principal, including capital gains, if any, made by a Series of the Trust will be paid in cash unless a Unitholder elects to reinvest such distributions. See "Distribution Reinvestment."
    Estimated  Current  Return   and  Estimated  Long-Term
Return. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price of such Trust. The estimated net annual interest income per Unit will vary with changes in fees and expenses of such Trust and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the bid price of the underlying Securities and with changes in the Purchased Interest for Kemper Defined Funds Insured National Series; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and

Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.
   Market for Units. While under no obligation to do so, the Sponsor intends, subject to change at any time, to maintain a market for the Units of each Series of the Trust and to continuously offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Municipal Bonds in such Series of the Trust. If such a market is not maintained and no other over-the-counter market is available, Unitholders will still be able to dispose of their Units through redemption by the Trustee at prices based upon the aggregate bid price of the Municipal Bonds in such Series of the Trust. See

"Redemption."
    Risk Factors. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Municipal Bonds. See "Portfolios _ Risk Factors."
THE TRUST
    Each Series of the Trust is one of a series of unit investment trusts created by the Sponsor under the name Kemper Tax-Exempt Insured Income Trust or Kemper Defined Funds Insured National Series, all of which are similar, and each of which was created under the laws of the State of Missouri pursuant to a Trust Agreement* (the "Agreement"). Kemper Unit Investment Trusts, a service of Kemper Securities, Inc., acts as Sponsor and

Evaluator and Investors Fiduciary Trust Company acts as Trustee.
    The objectives of the Trust are tax-exempt income and conservation of capital with diversification of risk through investment in an insured, fixed portfolio of Municipal Bonds. Interest on certain Municipal Bonds in the Trusts will be a preference item for purposes of the alternative minimum tax. Accordingly, such Trusts may be appropriate only for the investors who are not subject to the alternative minimum tax. There is, of course, no guarantee that the Trusts' objectives will be achieved.
    A Series of the Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of insured,  tax-exempt,  fixed  income  securities  with  greater diversification than they might be able to acquire individually. In addition, Municipal Bonds of the type deposited in the Trust are often not available in small amounts.
    Each Series of the Trust consists of an insured portfolio of interest bearing obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from all Federal income taxes under existing law, but may be subject to state and local taxes. Proceeds from the maturity, redemption or sale of the Municipal Bonds in a Series of the Trust, unless used to pay for Units tendered for redemption, will be distributed to Unitholders of such Series and will not be utilized to purchase replacement or additional Municipal Bonds for the Series.
    The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in a Series of the Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the Trust or any Series thereof and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units. To the extent that Units of a Series of the Trust are redeemed, the principal amount of Municipal Bonds in such Series will be reduced and the undivided fractional interest represented by each outstanding Unit of the Series will increase. See "Redemption."
PORTFOLIOS
    In selecting the Municipal Bonds which comprise the portfolio of a Series of the Trust the following requirements, were deemed to be of primary importance: (a) a minimum rating of "BBB" by Standard & Poor's or "Baa" by Moody's Investors Service,

Inc. (see "Description of Securities Ratings"); (b) the price of the Municipal Bonds relative to other issues of similar quality and maturity; (c) the diversification of the Municipal Bonds as to purpose of issue; (d) the income to the Unitholders of the Series; (e) whether such Municipal Bonds were insured, or the availability and cost of insurance for the prompt payment of principal and interest, when due, on the Municipal Bonds; and
(f) the dates of maturity of the Municipal Bonds.
    Subsequent to the Date of Deposit, a Municipal Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such investment from the portfolio, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the investment. See "Investment Supervision" herein and "Schedule of Investments" in Part Two.
    The Sponsor may not alter the portfolio of a Series of the Trust, except that certain of the Municipal Bonds may be sold upon the happening of certain extraordinary circumstances. See "Investment Supervision."
    Certain Series of the Trust contain Municipal Bonds which may be subject to redemption prior to their stated maturity date
pursuant  to  sinking  fund   provisions,  call  provisions  or

extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of such Series, and the net annual interest income of the Series and may reduce the Estimated Long-Term Returns and/or Estimated Current Return. See "Interest and Estimated Long-Term and Current Returns." Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations.

Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of

Municipal Bonds or may require the mandatory redemption of Municipal Bonds include among others: a final determination that the interest on the Municipal Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Municipal Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Municipal Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the

Municipal Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Municipal Bonds were made available to finance the project impossible or which
creates  unreasonable  burdens   or  which   imposes  excessive

liabilities, such as taxes not imposed on the date the Municipal
Bonds are issued on the issuer of the Municipal Bonds or the user of the proceeds of the Municipal Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Municipal Bonds; an overestimate of the costs of the project to be financed with proceeds of the Municipal Bonds resulting in excess proceeds of the Municipal Bonds which may be applied to redeem Municipal Bonds; or an underestimate of a source of funds securing the Municipal Bonds resulting in excess funds which may be applied to redeem Municipal Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Municipal Bonds.
    The Sponsor and the Trustee shall not be liable in any way for any default, failure or defect in any Municipal Bond.
    Risk Factors. An investment in Units of a Series of the Trust should be made with an understanding of the risks which an investment in fixed rate debt obligations may entail, including the risk that the value of the portfolio and hence of the Units will decline with increases in interest rates. The value of the underlying Municipal Bonds will fluctuate inversely
with  changes  in   interest  rates.   The  uncertain  economic

conditions experienced in the past, together with the fiscal measures adopted to attempt to deal with them, have resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate debt obligations generally and long term obligations in particular. The Sponsor cannot predict whether such fluctuations will continue in the future.
    Certain Series of the Trust contain Municipal Bonds which are general obligations of a governmental entity that are backed by the taxing power of such entity. All other Municipal Bonds in the Series of the Trust are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. There are, of course, variations in the security of the different Municipal Bonds in the Series of the Trust, both within a particular classification and between classifications, depending on numerous factors.
    Certain Series of the Trust contain Municipal Bonds which are obligations of issuers whose revenues are derived from services provided by hospitals and other health care facilities, including nursing homes. In view of this an investment in such
Series  should   be   made  with   an   understanding   of  the

characteristics of such issuers and the risks that such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Federal legislation has been enacted which implemented a system of prospective Medicare reimbursement which may restrict the flow of revenues to hospitals and other facilities which are reimbursed for services provided under the Medicare program. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse changes in these areas may adversely affect the ability of such issuers to make payment of principal and interest on Municipal Bonds held in such

Series. Such adverse changes also may adversely affect the ratings of the Municipal Bonds held in such Series of the Trust. Hospitals and other health care facilities are subject to claims and legal actions by patients and others in the ordinary course of business. Although these claims are generally covered by insurance, there can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility. In addition, a substantial increase in the cost of insurance could adversely affect the results of operations of a hospital or other health care facility. Certain hospital bonds may provide for redemption at par at any time upon the sale by the issuer of the hospital facilities to a non-affiliated entity or in other circumstances. For example, certain hospitals may have the right to call bonds at par if the hospital may legally be required because of the
bonds  to  perform   procedures  against   specified  religious

principles. Certain FHA-insured bonds may provide that all or a portion of those bonds, otherwise callable at a premium, can be called at par in certain circumstances. If a hospital defaults upon a bond obligation, the realization of Medicare and Medicaid receivables may be uncertain and, if the bond obligation is secured by the hospital facilities, legal restrictions on the ability to foreclose upon the facilities and the limited alternative uses to which a hospital can be put may reduce severely its collateral value.
    Certain Series of the Trust contain Municipal Bonds which are single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these Municipal Bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such Municipal Bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such Municipal Bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Municipal Bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the
proceeds  of   the  single   family  mortgage   revenue  bonds.

Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such Bonds in order for the interest on such Municipal Bonds to retain its tax-exempt status. In each case, the issuer of the Municipal Bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the Municipal Bonds is

exempt  from  Federal  income  tax   under  existing  laws  and

regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the Municipal Bonds to become taxable, possibly retroactively from the date of issuance.
    Certain Series of the Trust contain Municipal Bonds which are obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated

first redemption dates for such bonds. In connection with the housing Municipal Bonds held by the Trust, the Sponsor has not had any direct communications with any of the issuers thereof, but at the initial Date of Deposit it was not aware that any of the respective issuers of such Municipal Bonds were actively considering the redemption of such Municipal Bonds prior to their respective stated initial call dates. However, there can be no assurance that an issuer of a Municipal Bond in the Trust will not attempt to so redeem a Municipal Bond in the Trust.
    Certain Series of the Trust contain Municipal Bonds which are obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, a decline in population resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. Issuers may have experienced these problems in varying degrees. Because of the relatively short history of solid waste disposal bond financing, there may be technological risks involved in the satisfactory construction or operation of the projects exceeding those associated with most

municipal   enterprise   projects.   Increasing   environmental


regulation  on  the  federal,  state  and  local  level  has  a

significant  impact   on  waste   disposal   facilities.  While

regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities. These costs include compliance with frequently changing and
complex  regulatory   requirements,  the   cost   of  obtaining

construction and operating permits, the cost of conforming to prescribed and changing equipment standards and required methods of operation and the cost of disposing of the waste residue that remains after the disposal process in an environmentally safe manner. In addition, waste disposal facilities frequently face substantial opposition by environmental groups and officials to their location and operation, to the possible adverse effects upon the public health and the environment that may be caused by wastes disposed of at the facilities and to alleged improper operating procedures. Waste disposal facilities benefit from laws which require waste to be disposed of in a certain manner but any relaxation of these laws could cause a decline in demand for the facilities' services. Finally, waste disposal facilities are concerned with many of the same issues facing utilities insofar as they derive revenues from the sale of energy to local power utilities.
    Certain Series of the Trust contain Municipal Bonds which are obligations of issuers whose revenues are primarily derived from the sale of electric energy or natural gas. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the
difficulty  in  financing  large   construction  programs,  the

limitations  on  operations  and  increased  costs  and  delays

attributable   to   environmental   considerations,   increased


competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. Issuers may have experienced these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Municipal Bonds to make payments of principal and/or interest on such Municipal Bonds. The ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements. Courts in Washington and Idaho have held that certain agreements between the Washington Public Power Supply System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint action power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.
    Certain Series of the Trust contain Municipal Bonds which are industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from leveraged buy-outs or takeovers. The IRBs in the Series of the Trust may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other Municipal Bonds in the Series of the Trust prior to the stated maturity of such Municipal Bonds.
    Certain Series of the Trust contain Municipal Bonds which are obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under  the  use  agreements.  The  air  transport  industry  is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Municipal Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.
    Certain Series of the Trusts contain Municipal Bonds which are obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endorsements. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, the ability of universities and colleges to meet their obligations is dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities, and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The institution's ability to maintain enrollment levels will depend on such factors as tuition costs, geographic location, geographic diversity and quality of student body, quality of the faculty and the diversity of program offerings.
    Certain Series of the Trust contain Municipal Bonds which are Urban Redevelopment Bonds ("URBs"). URBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the URBs. Regardless of the structure, payment of the URBs is solely dependent upon the creditworthiness of the operator of the project.
    Certain of the Municipal Bonds in the Trust may be lease revenue bonds whose revenues are derived from lease payments made by a municipality or other political subdivision which is leasing equipment or property for use in its operation. The risks associated with owning Municipal Bonds of this nature include the possibility that appropriation of funds for a particular project or equipment may be discontinued. The Sponsor cannot predict the likelihood of nonappropriation of funds for these types of lease revenue Municipal Bonds.
    Certain Series of the Trust contain "zero coupon" bonds, i.e., an original issue discount bond that does not provide for the payment of current interest. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently. For the Federal tax consequences of original issue discount bonds such as the zero coupon bonds, see "Tax Status of the Trust."
    Investors should be aware that many of the Municipal Bonds in the Series of the Trust are subject to continuing requirements such as the actual use of Municipal Bond proceeds or manner of operation of the project financed from Municipal Bond proceeds that may affect the exemption of interest on such Municipal Bonds from Federal income taxation. Although at the time of issuance of each of the Municipal Bonds in the Series of the Trust an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, there can be no assurance that the respective issuer or other obligors
on  such  obligations  will   fulfill  the  various  continuing

requirements established upon issuance of the Municipal Bonds. A
failure  to  comply   with  such   requirements  may   cause  a

determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Municipal Bonds, thereby reducing the value
of  the   Municipal   Bonds  and   subjecting   Unitholders  to

unanticipated tax liabilities.
    Federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse

modification  or  alteration  of  the   rights  of  holders  of

obligations issued by such subdivisions or authorities.
    Certain issues of the Municipal Bonds in some Series of the Trust represent "moral obligations" of a governmental entity other than the issuer. In the event that the issuer of the Municipal Bond defaults in the repayment thereof, such other governmental entity lawfully may, but is not obligated to, discharge the obligation of the issuer to repay such Municipal Bond. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such Municipal Bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Even though the state may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the State legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.
    To the best of the Sponsor's knowledge, as of the Date of Deposit for each Trust, there is no litigation pending with respect to any Municipal Bond which might reasonably be expected to have a material adverse effect on the Trust or any Series thereof. Although the Sponsor is unable to predict whether any litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust or any Series, the Trust received copies of the opinions of bond counsel given to the issuing authorities at the time of original delivery of each of the Municipal Bonds to the effect that the Municipal Bonds had been validly issued and that the interest thereon is exempt from Federal income taxes.
INSURANCE ON THE PORTFOLIOS
    All Municipal Bonds in the portfolios of each Series of the Trust are insured as to payment of interest and principal, when due, either by a policy obtained by the Trust, the Sponsor or by the Bond issuer. Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust are insured by AMBAC Indemnity and

Series A-25 and subsequent Series of the Kemper Tax-Exempt
Insured
Income Trust and Kemper Defined Funds Insured National Series are

insured by Financial Guaranty, MBIA and other insurers. The insurance policy obtained by the Trust for a Series is non-cancelable and will continue in force so long as such Series of the Trust is in existence, the insurer and/or the reinsures referred to below remain in business and the Municipal Bonds described in the policy continue to be held in such Series of the

Trust. The premium for any insurance policy or policies obtained by an issuer of Municipal Bonds has been paid in advance by such issuer and any such policy or policies are non-cancelable and will remain in force so long as the Municipal Bonds so insured are outstanding and the insurer and/or insurers referred to below remain in business. In those instances where Municipal Bond insurance is obtained by the Sponsor or the issuer directly from an insurer, no premiums for insurance are paid by the Trust and such bonds are not covered by the Trust's policy. Non-payment of premiums on the policy obtained by the Trust will not result in the cancellation of such insurance but will force the insurer to take action against the Trustee to recover premium payments due it. Premium rates for each issue of Municipal Bonds protected by the policy obtained by the Trust are fixed for the life of the appropriate Series of the Trust.
    The aforementioned insurance guarantees the scheduled payment of principal and interest on all of the Municipal Bonds as they fall due. It does not guarantee the market value of the Municipal Bonds or the value of the Units of a Series of the Trust. The insurance obtained by the Trust is only effective as to Municipal Bonds owned by and held in a Series of the Trust and the price which an individual pays on acquisition of Units, or receives on redemption or resale of Units, does not, except as indicated below, include any element of value for the insurance obtained by the Trust. Unitholders should recognize that in order to receive any benefit from the portfolio insurance obtained by the Trust they must be owners of the Units of a Series of the Trust at the time the Trustee becomes entitled to receive any payment from the insurer for such Series. Insurance obtained by the issuer of a Municipal Bond is effective so long as the Municipal Bond is outstanding, whether or not held by a Series of the Trust.
    Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee, upon the sale of a Municipal Bond from Series A-25 (or any subsequent Series) of the Kemper Tax-Exempt Insured Income Trust or Kemper Defined Funds Insured National Series covered under the Trust's insurance policy, has the right to obtain permanent insurance (the "Permanent Insurance") with respect to such Municipal Bond (i.e., insurance to the maturity of the Municipal Bond regardless of the identity of the holder thereof) upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in Series A-25 (or subsequent Series) of the Kemper Tax-Exempt Insured Income Trust or Kemper Defined Funds Insured National Series is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance with respect to Municipal

Bonds in such Series only if upon such exercise the Trust would receive net proceeds (i.e., the value of such Municipal Bond if sold as an insured Municipal Bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond was sold on an uninsured basis. The insurance premium with respect to each Municipal Bond is determined based upon the insurability of each Municipal Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.
    Insurance obtained by the Trust, under normal circumstances, has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance for the purpose of computing the price or redemption value of Units only in circumstances where the credit quality of an underlying Municipal Bond has significantly deteriorated. Insurance obtained by the issuer of a Municipal Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.
    The value to be added to such Municipal Bonds shall be an amount equal to the excess, if any, by which the net proceeds realized from the sale of the Municipal Bonds on an insured basis exceeds the sum of (i) the net proceeds realizable from the sale of the Municipal Bonds on an uninsured basis plus (ii) in the case of Series A-25 and subsequent Series of the Kemper

Tax-Exempt Insured Income Trust or Kemper Defined Funds Insured National Series the premium attributable to the Permanent Insurance. The portfolio insurance obtained by the Trust from AMBAC Indemnity for Series A through A-24 of the Kemper

Tax-Exempt Insured Income Trust is applicable only while the Municipal Bonds remain in the Trust's portfolio. Consequently, the price received by the Trust upon the disposition of any such Municipal Bond will reflect a value placed upon it by the market as an uninsured obligation rather than a value resulting from the insurance. Due to this fact, the Sponsor will not direct the Trustee to dispose of Municipal Bonds in Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that if a default in the payment of interest or principal occurs the Trust may realize the benefits of the insurance.
    The Sponsor will instruct the Trustee not to sell Municipal Bonds from Series A-25 or subsequent Series of the Kemper Tax-Exempt Insured Income Trust or Kemper Defined Funds Insured National Series to effect redemptions or for any reason but rather to retain them in the portfolio unless value attributable to the Permanent Insurance can be realized upon sale. See "Investment Supervision."
    Financial  Guaranty   Insurance   Company.  Financial
Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a wholly-owned subsidiary is General Electric Capital Corporation ("GECC"). Neither the Corporation nor GECC is obligated to pay the debt of or the claims against Financial Guaranty. Financial Guaranty is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 1994, the total capital and surplus of Financial Guaranty was approximately $871,000,000. Copies of Financial Guaranty's financial statements, prepared on the basis of statutory accounting principles, and the Corporation's financial
statements,  prepared  on  the   basis  of  generally  accepted

accounting principles, may be obtained  by writing to Financial
Guaranty at 115 Broadway, New  York, New York 10006, Attention:
Communications  Department  or  to   the  New  State  Insurance

Department at 160 West Broadway, 18th Floor, New York, New York 10013, Attention: Property Companies Bureau (telephone number
(212) 621-0389). Financial Guaranty's telephone number is (212)
312-3000.
    In addition, Financial Guaranty Insurance Company is currently authorized to write insurance in all 50 states and the District of Columbia.
    The information relating to Financial Guaranty contained above has been furnished by such corporation. The financial information contained herein with respect to such corporation is unaudited but appears in reports or other materials filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the
absence  of  material  adverse   changes  in  such  information

subsequent to the date thereof but the Sponsor is not aware that the information herein is inaccurate or incomplete.
    AMBAC   Indemnity   Corporation.    AMBAC   Indemnity
Corporation ("AMBAC") is a Wisconsin-domiciled stock insurance company, regulated by the office of Commissioner of Insurance of Wisconsin, and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets (unaudited) of approximately $1,936,000,000 and statutory capital (unaudited) of approximately $1,096,000,000 as of

September 30, 1993. Statutory capital consists of statutory contingency reserve and policyholders' surplus. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC Inc., a 100% publicly held company. Moody's Investors Service, Inc. and Standard & Poor's Corporation have both assigned a AAA claims-paying ability rating to AMBAC. Copies of AMBAC's financial statements prepared in accordance with statutory accounting standards are available from

AMBAC. The address of AMBAC's administrative offices and its telephone number are One State Street Plaza, 17 Floor, New York, New York 10004 and (212) 668-0340. AMBAC has entered into quota share reinsurance agreements under which a percentage of the insurance underwritten pursuant to certain municipal bank insurance programs  of AMBAC  Indemnity  has been  and  will be assumed by  a  number  of  foreign  and  domestic  unaffiliated reinsures.
    Municipal  Bond   Investors   Assurance  Corporation.
Municipal   Bond   Investors   Assurance   Corporation   ("MBIA


Corporation") is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed Company. MBIA, Inc. is obligated to pay the debts of or claims against MBIA Corporation.

MBIA Corporation, which commenced municipal bond insurance operations on January 5, 1987, is a limited liability corporation rather than a several liability association. MBIA Corporation is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia and the Commonwealth of Puerto Rico.
    As of September 30, 1994 MBIA Corporation had admitted assets of $3.3 billion (unaudited), total liabilities of $2.2 billion (unaudited), and total capital and surplus of $1.1 billion (unaudited) prepared in accordance with statutory accounting  practices  prescribed  or  permitted  by  insurance

regulatory  authorities.  Standard  &   Poor's  has  rated  the

claims-paying  ability   of   MBIA   "AAA."   Copies   of  MBIA

Corporation's financial statements prepared  in accordance with
statutory  accounting   practices  are   available   from  MBIA

Corporation. The address of MBIA Corporation is 113 King Street, Armonk, New York 10504.
    Effective December 31, 1993, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, the Insurer acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of BIG, now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to the Insurer and the Insurer has reinsured BIG's net outstanding exposure.
    Moody's Investors Service rates all bonds issues insured by MBIA "Aaa" and short-term loans "MIG1," both designated to be of the highest quality. Standard & Poor's rates all new issues insured by MBIA "AAA."
    Financial  Security  Assurance.   Financial  Security
Assurance ("Financial Security" or "FSA") is a monoline insurance company incorporated on March 16, 1984 under the laws of the State of New York. The operations of Financial Security commenced on July 25, 1985, and Financial Security received its
New  York  State  insurance   license  on  September 23,  1985.

Financial Security and its two wholly owned subsidiaries are licensed to engage in financial guaranty insurance business in 49 states, the District of Columbia and Puerto Rico.
    Financial  Security  and  its   subsidiaries  are  engaged
exclusively in the business of writing financial guaranty insurance, principally in respect of asset-backed and other collateralized securities offered in domestic and foreign markets. Financial Security and its subsidiaries also write financial guaranty insurance in respect of municipal and other obligations and reinsure financial guaranty insurance policies written by other leading insurance companies. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of these securities, in consideration for payment of a premium to the insurer.
    Financial Security is 91.6% owned by U S West, Inc., and 8.4% owned by Tokio Marine and Fire Insurance Co., Ltd. ("Tokio Marine"). Neither U S West, Inc. nor Tokio Marine is obligated to pay the debts of or the claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department.
    As of March 31, 1993 the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were,  in  accordance  with  statutory  accounting
principles,   approximately   $479,110,000    (unaudited)   and


$220,078,000 (unaudited), and the total shareholders' equity and the unearned premium reserve, respectively of Financial Security and its consolidated subsidiaries were, in accordance with
generally   accepted   accounting   principles,   approximately


$628,119,000 (unaudited) and $202,493,000 (unaudited).
    Copies of Financial Security's financial statements may be obtained by writing of Financial Security at 350 Park Avenue, New

York, New York 10022, attention Communications Department. Financial Security's and its telephone number is (212) 826-0100.
    Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written by Financial Security or either of its subsidiaries are reinsured among such companies at an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with unaffiliated reinsures

under   various    quota    share    treaties    and    on    a


transaction-by-transaction basis. Such reinsurance is utilized by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit Financial Security's obligations under any financial guaranty insurance policy.
    Financial Security's claims-paying ability is rated "Aaa" by Moody's Investors Service, Inc., and "AAA" by Standard & Poor's, Nippon Investors Service Inc., Duff & Phelps Inc. and Australian Ratings Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.
    Capital Guaranty Insurance Company. Capital Guaranty Insurance Company ("Capital Guaranty" or "CGIC") is a "Aaa/AAA" rated monoline stock insurance company incorporated in the State of Maryland, and is a wholly owned subsidiary of Capital Guaranty

Corporation, a  Maryland  insurance  holding  company.  Capital
Guaranty Corporation is a publicly owned company whose shares are traded on the New York Stock Exchange.
    Capital Guaranty Corporation is authorized to provide insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, Guam and the U.S. Virgin Islands. Capital Guaranty focuses on insuring municipal securities and provides policies which guaranty the timely payment of principal and interest when due for payment on new issue and secondary market issue municipal bond transactions. Capital Guaranty's claims-paying ability is rated "Triple-A" by both Moody's and Standard & Poor's.
    As of December 31, 1994, Capital Guaranty had $15.7 billion in net exposure outstanding (excluding defeased issues). The total statutory policyholders' surplus and contingency reserve of

Capital Guaranty was $196,529,000 and the total admitted assets were $303,723,316 as reported to the Insurance Department of the State of Maryland as of December 31, 1994.
    Financial statements for Capital Guaranty Insurance Company, that have been prepared in accordance with statutory insurance accounting standards, are available upon request. The address of Capital Guaranty's headquarters is Steuart Tower, 22nd Floor, One

Market Plaza, San Francisco, CA 94105-1413 and the telephone number is (415) 955-8000.
    In order to be in a Series of the Trust, Municipal Bonds must be insured by the issuer thereof or be eligible for the insurance obtained by the Series of the Trust. In determining eligibility, the company insuring the portfolio has applied its own standards which correspond generally to the standards it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in regard to the selection of Municipal Bonds by the Sponsor. To the extent the standards of the insurer are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited.
    On the date shown under "Essential Information" in Part Two, the Estimated Long-Term and Current Returns per Unit for the Trust, after payment of the insurance premium, if any, were as indicated. The Estimated Long-Term and Current Returns per Unit for a trust with an identical portfolio without the insurance obtained by the Trust would have been higher on such date.
    An objective of the portfolio insurance obtained by the Trust is to obtain a higher yield on the portfolio of the Series of the Trust than would be available if all the Municipal Bonds in such portfolio had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating(s), while having the protection of insurance of prompt payment of interest and principal, when due, on the Municipal Bonds. There is, of course, no certainty that this result will be achieved. Municipal Bonds in a Series of the Trust which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's. In selecting such Municipal Bonds for the portfolio, the Sponsor has applied the criteria described above.
    In the event of nonpayment of interest or principal, when due, in respect of a Municipal Bond, the appropriate insurer shall make such payment not later than 30 days after it has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof.
    The Internal Revenue Service has issued a letter ruling which holds, in effect, that insurance proceeds representing maturity interest on defaulted municipal obligations paid to municipal bond funds substantially similar to the Trust, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code. Holders of Units in the Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. Furthermore, Chapman and Cutler, Counsel for the Sponsor, have given an opinion to the effect that such payment of proceeds would be excludable from Federal gross income to the same extent that such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "Tax Status of the Trust."
DISTRIBUTION REINVESTMENT
    Each Unitholder of a Trust Fund may elect to have distributions of principal (including capital gains, if any) or interest or both automatically invested without charge in shares of any mutual fund registered in such Unitholder's state of residence which is underwritten or advised by Kemper Financial Services, Inc., an affiliate of the sponsor, (the "Kemper Funds"), other than those Kemper Funds sold with a contingent deferred sales charge. Since the portfolio securities and
investment  objectives   of  such   Kemper  Funds   may  differ

significantly from that of the Trust Funds, Unitholders should carefully consider the consequences, including the fact that distributions from such Kemper Funds may be taxable, before selecting such Kemper Funds for reinvestment. Detailed information with respect to the investment objectives and the management of the Funds is contained in their respective prospectuses, which can be obtained from and appropriate Trust Fund Underwriter upon request. An investor should read the prospectus of the reinvestment fund selected prior to making the election to reinvest. Unitholders who desire to have such distributions automatically reinvested should inform their broker at the time of purchase or should file with the Program Agent referred to below a written notice of election.
    Unitholders who are receiving distributions in cash may elect to participate in distribution reinvestment by filing with the Program Agent an election to have such distributions reinvested without charge. Such election must be received by the Program Agent at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remaining effect until a subsequent notice is received by the Program Agent (See

"Distributions to Unitholders").
    The Program Agent is Investors Fiduciary Trust Company. All inquiries concerning participation in distribution reinvestment should be directed to the Program Agent at P.O. Box 419430, Kansas City, Missouri 64173-0216, telephone (816) 474-8786. INTEREST AND ESTIMATED LONG-TERM AND CURRENT RETURNS
    As of the opening of business on the date indicated therein, the Estimated Current Returns, if applicable, and the Estimated Long-Term Returns for the Trust were as set forth under
"Essential  Information"  in   Part Two  of   this  Prospectus.

Estimated  Current  Returns  are  calculated  by  dividing  the estimated net  annual interest  income per  Unit by  the Public
Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in Purchased Interest for Kemper Defined Funds; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with the Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term

Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.
TAX STATUS OF THE TRUST
    All Municipal Bonds in the Trust were accompanied by copies of opinions of bond counsel given to the issuers thereof at the time of original delivery of the Municipal Bonds to the effect that the interest thereon is exempt from all Federal income taxes. In connection with the offering of Units of the Trust Funds, neither the Sponsor, the Trustee, the auditors nor their respective counsel have made any review of the proceedings relating to the issuance of the Municipal Bonds or the basis for such opinions. Gain realized on the sale or redemption of the Municipal Bonds by the Trustee or of a Unit by a Unitholder is, however, includable in gross income for Federal income tax purposes. Such gain does not include any amounts received in respect of accrued interest or earned original issue discount. It should be noted that under recently enacted legislation described below that subjects accretion of market discount on tax-exempt bonds to taxation as ordinary income, gain realized on the sale or redemption of Municipal Bonds by the Trustee or of Units by a Unitholder that would have been treated as capital gain under prior law is treated as ordinary income to the extent it is attributable to accretion of market discount. Market discount can arise based on the price a Trust Fund pays for Municipal Bonds or the price a Unitholder pays for his or her Units. In addition, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds, when held by residents of the state in which the issuers of such bonds are located, from state income taxes and, where applicable, local income taxes.
    Neither the Sponsor, the Trustee, the Independent Auditors nor their respective counsel, have made any review of the proceedings relating to the issuance of the Municipal Bonds or the bases for such opinions. However, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds, when held by residents of the state in which the issuers of such bonds are located, from state income taxes and, where applicable, local income taxes.
    In the  opinion of  Chapman  and Cutler,  counsel  for the
Sponsor:
         Each series of the Trust is not an association taxable as a corporation for federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status when distributed to Unitholders, except to the extent such interest is subject to the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below.
         Exemption of interest and accrued original issue discount on any Municipal Bonds for Federal income tax purposes does not necessarily result in tax-exemption under the laws of the several states as such laws vary with respect to the taxation of such securities and in many states all or part of such interest and accrued original issue discount may be subject to tax.
         Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Series of the Trust in the proportion that the number of Units of such Trust held by him bears to the total number of Units outstanding of such Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by a Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds during the period from the Unitholder's settlement date to the date such Bonds are delivered to a Trust and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder. The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a
    Unitholder  who  purchases   Units,  such   basis  (before
    adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust's assets ratably according to value as of the date of acquisition of the Units. The basis of each Unit and of each Municipal Bond which was issued with original issue discount must be increased by the amount of the accrued original issue discount and the basis of each Unit and of the Unitholder's interest in each Municipal Bond which was acquired by such Unitholder at a premium must be reduced by the annual amortization of Municipal Bond premium. The tax cost reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to his original cost.
         Any proceeds paid under individual insurance policies obtained by issuers of Bonds or under any insurance policies obtained by the Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations; provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations. Sections 1288 and 1272 of the Internal Revenue Code of 1986
(the "Code") provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Municipal Bond, depending on the date the Municipal Bond was issued. In addition, special rules apply if the purchase price of a Municipal Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price"). The application of these rules will also vary depending on the value of the Municipal Bond on the date a Unitholder acquires his Units, and the price the Unitholder pays for his Units. Investors with questions regarding these Code sections should consult with their tax advisers.
    "The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued) subject to a statutory "de minimis" rule. Market discount can arise based on the price a Trust pays for Municipal Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust Fund holds a Municipal Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Municipal Bond, upon sale or at redemption (including early redemption), or upon sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.
    In the case of all Unitholders (both individuals and corporations), interest on all or certain Bonds held by certain Series of the Trusts may be treated as an item of tax preference
for  purposes  of   computing  the   alternative  minimum  tax.

Accordingly, investments in Units may subject Unitholders to (or result in increased liability under) the alternative minimum tax.

Due to the complexity of the alternative minimum tax, Unitholders are urged to consult their tax advisers regarding the impact, if any, of the alternative minimum tax.
    In the case of certain corporations, the alternative minimum tax and the Superfund Tax depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment

Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in a Trust. Unitholders are urged to consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.
    Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding these issues should consult with their tax advisers.
    In the case of certain Municipal Bonds in certain Series of the Trust, the opinions of bond counsel indicate that interest on such  securities  received  by  a  "substantial  user"  of  the facilities being financed with the proceeds of these securities or persons related thereto, for periods while such securities are held by such a user or related person, will not be excludable from Federal gross income, although interest on such securities received by others would be excludable from Federal gross income.

"Substantial user" and "related person" are defined under U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.
    In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35% effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.
    Under existing law, the Trusts are not associations taxable as a corporation and the income of the Trusts will be treated as the income of the Unitholders under the income tax laws of the State of Missouri.
    All statements of law in the Prospectus concerning exclusion from gross income for Federal, state or other tax purposes are the opinions of counsel and are to be so construed.
    At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Trust
Funds of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.
    Section 86 of the Code, in general, provides that fifty percent of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of the Social Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers  who do not live apart at all times during the taxable year and who file separate returns.
Modified  adjusted  gross  income   is  adjusted  gross  income

determined  without  regard  to   certain  otherwise  allowable

deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.
    In addition, under the Tax Act, for taxable years beginning after December 31,1993, up to eighty-five percent of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for married taxpayers, $44,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.
    Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from the Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include fifty percent or eighty-five percent, respectively of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.
    The exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.
PUBLIC OFFERING OF UNITS
    Public Offering Price.  Units of  each Series  of the
Trust are offered at the Public Offering Price, plus accrued interest to the expected settlement date (Daily Accrued Interest for Kemper Defined Funds). The Public Offering Price per Unit of a Series is equal to the aggregate bid side evaluation of the Municipal Bonds in the Series' portfolio (as determined pursuant to the terms of a contract with the Evaluator, by Muller Data Corporation, a non-affiliated firm regularly engaged in the
business  of  evaluating,  quoting   or  appraising  comparable

securities), plus or minus cash, if any, in the Principal Account, held or owned by the Series, divided by the number of outstanding Units of that Series of the Trust, plus Purchased Interest in the case of Kemper Defined Funds, plus the sales charge applicable. The sales charge is based upon the dollar weighted average maturity of the Trust and is determined in accordance with the table set forth below. Investors who purchase Units through brokers or dealers pursuant to a current management agreement which by contract or operation of law does not allow such broker or dealer to earn an additional commission (other than any fee or commission paid for maintenance of such investor's account under the management agreement) on such transactions may purchase such Units at the current Public Offering Price net of the applicable broker or dealer concession.

See "Public Distribution of Units" below. For purposes of this computation, Municipal Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Municipal Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Municipal Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to the Trust based upon the dollar weighted average maturity of such Trust's portfolio, in accordance with the following schedule:

                                   PERCENT OF          PERCENT
DOLLAR WEIGHTED                    PUBLIC              OF NET
AVERAGE YEARS                      OFFERING            AMOUNT
TO MATURITY                        PRICE               INVESTED
1 to 3.99 years                    2.00%               2.041%
4 to 7.99 years                    3.50                3.627
8 to 14.99 years                   4.50                4.712
15 or more years                   5.50                5.820

    The sales charge per Unit will be reduced as set forth below:

                        DOLLAR WEIGHTED AVERAGE YEARS TO MATURITY*

                         4 to 7.99      8 to 14.99     15 or more
Amount of Investment          Sales Charge (% of Public Offering Price)
$1,000 to $99,999        3.50%          4.50%          5.50%
$100,000 to $499,999     3.25           4.25           5.00
$500,000 to $999,999     3.00           4.00           4.50
$1,000,000 or more       2.75           3.75           4.00
-------------------

* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the sales charge is 2% and 1.5% of the Public Offering Price for purchases of $1 to $249,999 and $250,000 or more, respectively.
    The reduced sales charge as shown on the preceding charts will apply to all purchases of Units on any one day by the same purchases from the same dealer, and for this purpose, purchases of Units of a Series of the Trust will be aggregated with concurrent purchases of Units of any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charge will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account.
    The Sponsor intends to permit officers, directors and employees of the Sponsor and Evaluator and, at the discretion of the Sponsor, registered representatives of selling firms to purchase Units of the Trusts without a sales charge, although a transaction processing fee may be imposed on such trades.
    The Public Offering Price on the date shown on the cover page of Part Two of the Prospectus or on any subsequent date will vary from the amounts stated under "Essential Information" in Part Two in accordance with fluctuations in the prices of the underlying Municipal Bonds. The aggregate bid side evaluation of the Municipal Bonds shall be determined (a) on the basis of current bid prices of the Municipal Bonds, (b) if bid prices are not available for any particular Municipal Bond, on the basis of current bid prices for comparable bonds, (c) by determining the value of the Municipal Bonds on the bid side of the market by appraisal, or (d) by any combination of the above. Except as described in "Insurance on the Portfolios" above, the Evaluator will not attribute any value to the insurance obtained by the Trust. On the other hand, the value of insurance obtained by an issuer of Municipal Bonds or by the Sponsor is reflected and included in the market value of such Municipal Bonds.
    In any case, the Evaluator will consider the ability of an insurer to meet its commitments under the Trust's insurance policy (if any). For example, if the Trust were to hold the Municipal Bonds of a municipality which had significantly deteriorated in credit quality, the Evaluator would first consider in its evaluation the market price of the Municipal Bonds at their lower credit rating. The Evaluator would also attribute a value to the insurance feature of the Municipal Bonds which would be equal to the difference between the market value of such Municipal Bonds and the market value of bonds of a similar nature which were of investment grade rating. It is the position of the Sponsor that this is a fair method of valuing insured Municipal Bonds and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940. For a description of the circumstances under which a full or partial suspension of the right of Unitholders to redeem their

Units may occur, see "Redemption."
    The foregoing evaluations and computations shall be made as of the Evaluation Time stated under "Essential Information" in Part Two, on each business day effective for all sales made during the preceding 24-hour period, and for purposes of resales and repurchases of Units.
    The interest on the Municipal Bonds in each Series of the Trust, less the estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential Information" in Part Two. The amount of net interest income which accrues per Unit may change as Municipal Bonds mature or are redeemed, exchanged or sold, or as the expenses of a Series of the Trust change or as the number of outstanding Units of such

Series changes.
    Payment for Units must be made on or before the fifth business day following purchase (the "settlement date"). A purchaser becomes the owner of Units on the settlement date. If a Unitholder desires to have certificates representing Units purchased, such certificates will be delivered as soon as possible following his written request therefor. For information with respect to redemption of Units purchased, but as to which certificates requested have not been received, see "Redemption" below.
    The  following  section  "Accrued   Interest"  applies  to
Unitholders of Kemper Tax-Exempt Insured Income Trust:
    Accrued Interest. Accrued Interest consists of two elements. The first arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the Trust Funds is actually paid either monthly or semi-annually to the Trust Fund. However, interest on the Bonds in the Trust Funds is accounted for daily on an accrual basis. Because of this, a Trust Fund always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.
    The Trustee will advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to Sponsor. Such advance will be repaid to the Trustee through the first receipts of interest received on the Municipal Bonds. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest arising after the First Settlement Date of a Trust Fund, less any distributions from the Interest Account subsequent to this First Settlement Date. Since the First Settlement Date is the date of settlement for anyone ordering Units on the Date of Deposit, no accrued interest will be added to the Public Offering Price of Units ordered on the Date of Deposit.
    The second element of accrued interest arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in a Trust Fund. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").
    Accrued interest is computed as of the initial Record Date of the Trust Funds. On the date of the first distribution of interest to Unitholders after the First Settlement Date, the interest collected by the Trustee will be sufficient to repay its advances, to allow for accrued interest under the monthly, quarterly and semi-annual plans of distribution and to generate enough cash to commence distributions to Unitholders. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust Fund are sold or otherwise removed or if a Trust Fund is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the of tender in the case of redemption in such Trust Fund.
    The following section "Purchased and Daily Accrued Interest" applies to Unitholders of Kemper Defined Funds Insured National
Series:
    Purchased and Daily Accrued Interest. Accrued interest consist of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the later of the last day on which interest thereon was paid or the date of original issuance of the bond. Interest on the coupon Bonds in the Trust fund is paid semi-annually to the Trust. A portion of the aggregate amount of such accrued interest on the Bonds in the Trust to the First Settlement Date of the Trust Units is the Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of the accrued interest to the Sponsor as the Unitholder of record as of the First Units in the Trust Fund is accounted for daily on an accrual basis (herein referred to as "Daily Accrued Interest"). Because of this, the Units always have an amount of interest earned but not yet paid or reserved for payment. For this reason, the Public Offering Price of Units will include the proportionate share of Daily Accrued Interest to the date of settlement.
    If a Unitholder sells or redeems all or a portion of his Units or if the bonds are sold or otherwise removed or if the Trust Fund is liquidated, he will receive at that time his proportionate share of the Purchase Interest and Daily Accrued Interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in the Trust Fund.
    Public  Distribution  of   Units.  The   Sponsor  has
qualified Units for sale in all states. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the Public Offering Price as set forth in the table below. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks, in the amount shown in the table below. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                      DOLLAR WEIGHTED AVERAGE YEARS TO MATURITY*

                         4 to 7.99      8 to 14.99     15 or more
Amount of Investment          Discount per Unit (% of Public Offering Price)
$1,000 to $99,999        2.00%          3.00%          4.00%
$100,000 to $499,999     1.75           2.75           3.50
$500,000 to $999,999     1.50           2.50           3.00
$1,000,000 or more       1.25           2.25           2.50
-----------------

* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the concession or agency commission is 1.00% of the Public Offering Price.
    In addition to such discounts, the Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or

other   compensation,    to   dealers    employing   registered


representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trusts and other unit investment trusts underwritten by the Sponsor.
    The Sponsor reserves the right to change the levels of discounts at any time. The difference between the discount and the sales charge will be retained by the Sponsor.
    The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.
    Profits of Sponsor. The Sponsor will retain a portion of the sales charge on each Unit sold, representing the difference between the Public Offering Price of the Units and the discounts allowed to firms selling such Units. The Sponsor may realize additional profit or loss as a result of the possible change in the daily evaluation of the Municipal Bonds in the Trust, since the value of its inventory of Units may increase or decrease.
MARKET FOR UNITS
    While not obligated to do so, the Sponsor intends to, and certain of the Underwriters may, subject to change at any time, maintain a market for Units of each Series of the Trust offered hereby and to continuously offer to purchase said Units at prices, as determined by the Evaluator, based on the aggregate bid prices of the underlying Municipal Bonds of such Series,
together  with  accrued  interest  to   the  expected  date  of

settlement. Unitholders who wish to dispose of their Units should inquire of their broker or bank as to the current market price of the Units in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.
REDEMPTION
    A Unitholder who does not dispose of Units in the secondary market described above may cause their Units to be redeemed by the Trustee by making a written request to the Trustee, Investors

Fiduciary Trust Company, P.O. Box 419430, Kansas City, Missouri 64173-0216 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unitholder(s)  of record  at the  address of  record, no signature guarantee is necessary  for redemptions by individual
account   owners    (including   joint    owners).   Additional


documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchaser.
    Redemption shall be made by the Trustee on the seventh calendar day following the day on which a tender for redemption is received, or if the seventh calendar day is not a business day, on the first business day prior thereto (the "Redemption Date"), by payment of cash equivalent to the Redemption Price for that Series of the Trust, determined as set forth below under "Computation of Redemption Price," as of the evaluation time stated under "Essential Information" in Part Two, next following such tender, multiplied by the number of Units being redeemed. Any Units redeemed shall be cancelled and any undivided fractional in the Trust Fund extinguished. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Municipal Bonds in the portfolio at the time of redemption. Any Units redeemed shall be cancelled and any undivided fractional interest in that Series of the Trust will be extinguished.
    Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.
    Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account of such Series to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account of such Series. The Trustee is empowered to sell Municipal Bonds from the portfolio of a Series in order to make funds available for the redemption of Units of such Series. Such sale may be required when Municipal Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. To the extent Municipal Bonds are sold, the size and diversity of that Series of the Trust will be reduced.
    The Trustee is irrevocably authorized in its discretion, if an Underwriter does not elect to purchase any Units tendered for redemption, in lieu of redeeming such Units, to sell such Units in the over-the-counter market for the account of tendering Unitholders at prices which will return to such Unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Units. In the event of any such sale, the Trustee shall pay the net proceeds thereof to the Unitholders on the day they would otherwise be entitled to receive payment of the Redemption Price.
    The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Trustee of Municipal Bonds is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying Municipal Bonds in accordance with the Trust Agreements; or (3) for such other period as the Securities and Exchange Commission may by order permit. Because insurance obtained by certain Series of the Trust terminates as to Bonds which are sold by the Trustee and because the insurance obtained by such Series of the Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units, under certain circumstances the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units if a significant portion of the

Bonds in the portfolio is in default in payment of principal or interest or in significant risk of such default. The Trustee is not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.
    Computation of Redemption Price. The Redemption Price
for Units of each Series of the Trust is computed by the Evaluator as of the evaluation time stated under "Essential Information" in Part Two next occurring after the tendering of a Unit for redemption and on any other business day desired by it, by:
     A.  adding  (1) the cash  on  hand in  such  Series of  the

    Trust other than cash depositor in the Trust Funds to purchase Municipal Bonds not applied to the purchase of such Bonds; (2) the aggregate value of the Municipal Bonds held in such Series of the Trust, as determined by the Evaluator on the basis of bid prices therefor; and (3) interest accrued and unpaid on the Municipal Bonds in that Series of the Trust as of the date of computation; and
      B.   deducting  therefrom   (1) amounts  representing   any


    applicable taxes or governmental charges payable out of that Series of the Trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account described under "Expenses of the Trust"; (2) amounts representing estimated accrued expenses of that Series of the Trust including, but not limited to, fees and expenses of the Trustee (including legal and auditing fees and insurance costs), the Evaluator, the Sponsor and bond
    counsel,  if  any;  (3) cash   held  for  distribution  to
    Unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by such Series of the Trust; and
     C.  finally,  dividing  the  results  of  such  computation by the number of Units of such Series of the Trust outstanding as of the date thereof.
UNITHOLDERS
    Ownership of Units. Ownership of Units of a Trust will not be evidenced by certificates unless a Unitholder, the Unitholder's registered broker/dealer or the clearing agent makes a written request to the Trustee. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.
    Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any multiple thereof subject to any minimum investment requirement established by the Sponsor from time to time. Any Certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the Trustee. The Trustee may require a Unitholder to pay a reasonable fee, to be determined in the sole discretion of the Trustee, for each certificate re-issued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates.

Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.
    DISTRIBUTIONS TO UNITHOLDERS.
    Interest Distributions. Interest received by a Series of the Trust, including any portion of the proceeds from a disposition of Municipal Bonds which represents accrued interest,

is credited by the Trustee to the Interest Account for such Series. All other receipts are credited by the Trustee to a separate Principal Account for such Series. During each year the distributions to the Unitholders of each Series of the Trust as of each Record Date (see "Essential Information" in Part Two) will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to
one-twelfth,  one-fourth   or   one-half   (depending   on  the

distribution option selected except in Series of Kemper Defined Funds in which case only monthly distributions are available) of such Unitholders' pro rata share of the estimated net annual interest income to the Interest Account for such Series of the Trust. However, the interest to which Unitholders of a Series of the Trust are entitled will at most times exceed the amount available for distribution, there will almost always remain an item of accrued interest that is added to the daily value of the Units of such Series. If Unitholders of a Series sell or redeem all or a portion of their Units they will be paid their proportionate share of the accrued interest of such Series to, but not including, the fifth business day after the date of sale or to the date of tender in the case of a redemption.
    Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Second Distribution Date following the purchase of their Units. Since interest on Municipal Bonds in each Series of the Trust is payable at varying intervals, usually in semiannual installments, and distributions of income are made to Unitholders of a Series of the Trust at what may be different intervals from receipt of interest, the interest accruing to such Series of the Trust may not be equal to the amount of money received and available for distribution from the Interest Account of such Series.

Therefore, on each Distribution Date the amount of interest actually on deposit in the Interest Account and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from such variances, the Trustee is authorized by the Agreement to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account of such Series.
    Unitholders  purchasing   Units  will   initially  receive
distributions in accordance with the election of the prior owner.

Unitholders desiring  to change  their distribution  option, if applicable, may do so by sending written notice to the Trustee,
together  with   their   certificate  (if   one   was  issued).

Certificates should only be sent by registered or certified mail to minimize the possibility of loss. If written notice and any certificate are received by the Trustee not later than January 1 of a year, the change will become effective on January 2 for distributions commencing with February 15 of that year. If notice is not received by the Trustee, the Unitholder will be deemed to have elected to continue with the same option for the subsequent twelve months.
    Principal Distributions. The Trustee will distribute on each semi-annual Distribution Date (or in the case of Kemper Defined Funds, on each Distribution Date) or shortly thereafter, to each Unitholder of Record of the Trust on the preceding Record

Date, an amount substantially equal to such Unitholder's pro rata share of the cash balance, if any, in the Principal Account of such Trust computed as of the close of business on the preceding Record Date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per Unit (or $.001 per Unit for certain Series). Except for Series of Kemper Tax-Exempt Insured Income Trust, if such balance is between $5.00 and $10.00 per Unit, distributions will be made on each quarterly

Distribution Date and if such balance exceeds $10.00 per Unit, such amounts will be distributed on the next monthly Distribution

Date.
    Statement to Unitholders. With each distribution, the Trustee will furnish or cause to be furnished each Unitholder a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.
    The accounts of each Series of the Trust are required to be audited annually, at the Series' expense, by independent auditors designated by the Sponsor, unless the Trustee determines that such an audit would not be in the best interest of the Unitholders of such Series of the Trust. The accountants' report will be furnished by the Trustee to any Unitholder of such Series of the Trust upon written request.
    Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unitholder of a Series of the Trust a statement covering the calendar year, setting forth:
           A. As to the Interest Account:
           1.   The   amount   of   interest   received  on   the


         Municipal Bonds in such Series and the percentage of such amount by states and territories in which the issuers of such Municipal Bonds are located;
          2.  The  amount  paid  from  the  Interest Account  of

         such Series representing accrued interest of any Units
         redeemed;
           3.  The  deductions  from  the  Interest  Account   of


         such Series for applicable taxes, if any, fees and expenses (including insurance costs and auditing fees) of the Trustee, the Evaluator, the Sponsor and bond counsel, if any;
           4.  Any   amounts  credited  by   the  Trustee  to   a


         Reserve Account for such Series described under "Expenses of the Trust"; and
          5.  The  net  amount  remaining  after  such  payments

         and deductions, expressed both as a total dollar amount
         and a dollar amount per  Unit outstanding on the last
         business day of such calendar year.
           B. As to the Principal Account:
           1.  The   dates  of   the  maturity,  liquidation   or


         redemption of any of the Municipal Bonds in such Series and the net proceeds received therefrom excluding any portion credited to the Interest Account;
          2.  The  amount paid  from  the  Principal Account  of

         such Series representing the principal of any Units redeemed;
          3.  The  deductions  from  the  Principal  Account  of

         such Series for payment of applicable taxes, if any, fees and expenses (including insurance costs and auditing expenses) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any;
           4.  Any   amounts  credited  by   the  Trustee  to   a


         Reserve  Account  for  such  Series  described  under
         "Expenses of the Trust"; and
           5.  The  net  amount  remaining  after   distributions


         of principal and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year.
           C. The following information:
          1.  A  list  of the  Municipal  Bonds  in such  Series

         as of the last business day of such calendar year;
            2.   The    number   of    Units   of   such
Series
         outstanding on the last business day of such calendar year;
          3.  The  Redemption  Price  of  such  Series based  on

         the last Trust  Evaluation made  during such calendar
         year; and
           4.  The  amount   actually  distributed  during   such


         calendar year from the Interest and Principal Accounts of such Series separately stated, expressed both as total dollar amounts and as dollar amounts per Unit of such Series outstanding on the Record Date for each such distribution.
    Rights of Unitholders. A Unitholder may at any time tender Units to the Trustee for redemption. No Unitholder of a Series shall have the right to control the operation and management of such Series or of the Trust in any manner, except to vote with respect to amendment of the Trust Agreements or termination of such Series of the Trust. The death or incapacity of any Unitholder will not operate to terminate the Series or the

Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of such Series or the Trust.
INVESTMENT SUPERVISION
    The Sponsor may not alter the portfolio of the Trust by the purchase, sale or substitution of Municipal Bonds, except in the special circumstances noted below. Thus, with the exception of the redemption or maturity of Municipal Bonds in accordance with their terms, and/or the sale of Municipal Bonds to meet redemption requests, the assets of the Trust will remain unchanged under normal circumstances.
    The Sponsor may direct the Trustee to dispose of Municipal Bonds the value of which has been affected by certain adverse events, including institution of certain legal proceedings, a decline in their price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Municipal Bonds in a Series of the Trust would be detrimental to the interest of the Unitholders of such Series. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account for distribution to the Unitholders.
    The portfolio insurance obtained by the Trust from AMBAC Indemnity for Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while the Municipal Bonds remain in the portfolio of a Series of the Trust. Consequently, the price received by such Series of the Trust upon the disposition of any such Municipal Bond will reflect a value placed upon it by the market as an uninsured obligation rather than a value resulting from the insurance. Due to this fact, the Sponsor will not direct the Trustee to dispose of Municipal Bonds in Series A through A-24 of the Kemper Tax-Exempt Insured Income
Trust which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that if a default in the payment of interest or principal occurs, the Trust may realize the benefits of the insurance.
    Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee, at the time of the sale of a Municipal Bond covered under the Trust's insurance policy with respect to Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, has the right to obtain permanent insurance with respect to such Municipal Bond (i.e., insurance to maturity of the Municipal Bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in such Series of the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain

Permanent Insurance for Municipal Bonds in Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust only if upon such exercise a Series of the Trust would receive net proceeds (i.e., the value of such Municipal Bond if sold as an insured bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond were sold on an uninsured basis. The insurance premium with respect to each Municipal Bond in such

Series is determined based upon the insurability of each Municipal Bond as of the initial Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.
    The Trustee is permitted to utilize the option to obtain Permanent Insurance available on Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust only in circumstances where the value added to the Municipal Bonds exceeds the costs of acquiring such Permanent Insurance. Unless such Permanent Insurance may be obtained at an acceptable price, the Sponsor will not direct the Trustee to dispose of Municipal Bonds which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that the Trust may realize the benefits of the insurance on the portfolio.
    The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of Municipal Bonds to issue new obligations in exchange or substitution for any of such Municipal

Bonds pursuant to a refunding financing plan except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bonds or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bonds in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor.
    The Trustee may sell Municipal Bonds designated by the Sponsor from a Series of the Trust for the purpose of redeeming Units of such Series tendered for redemption and the payment of expenses. See "Redemption."
ADMINISTRATION OF THE TRUST
   The  Trustee.   The   Trustee,   Investors  Fiduciary
Company, is a trust company specializing in investment related services, organized and existing under the laws of Missouri, having its trust office at 127 West 10th Street, Kansas City, Missouri 64105. The Trustee is subject to supervision and examination by the Division of Finance of the State of Missouri and the Federal Deposit Insurance Corporation. Investors

Fiduciary  Trust  Company  is  owned  by  State  Street  Boston

Corporation.
    The Trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any Series of the Trust. For information relating to the responsibilities of the Trustee under the Agreement, reference is made to the material set forth under "Unitholders."
    In accordance with the Trust Agreements, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of each Series. The books and records with respect to a Series of the Trust shall be open to inspection by any Unitholder of such Series at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreements on file in its office available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the Municipal Bonds held in each Series of the Trust. Pursuant to the Trust Agreements, the Trustee may employ one or more agents for the purpose of custody and safeguarding of Municipal Bonds comprising the portfolios.
    Under the Trust Agreements, the Trustee or any successor trustee may resign and be discharged of its duties created by the

Trust Agreements by executing an instrument in writing and filing the same with the Sponsor.
    The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee with or without cause and appoint a successor trustee as provided in the Trust Agreements. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by a successor trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor. The Trustee shall be a corporation organized under the laws of the United States or any state thereof, which is authorized under such laws to exercise trust powers. The Trustee shall have at all times an aggregate capital, surplus and undivided profits of not less than

$5,000,000.
    The Evaluator. Kemper Unit Investment Trusts, a service of Kemper Securities, Inc., the Sponsor, also serves as Evaluator. The Evaluator may resign or be removed by the Trustee, in which event the Trustee is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If, upon resignation of the Evaluator, no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the Trustee to each Unitholder. At the present time,
pursuant  to  a  contract  with   the  Evaluator,  Muller  Data

Corporation, a  non-affiliated  firm regularly  engaged  in the
business  of  evaluating,  quoting   or  appraising  comparable

securities, provides portfolio evaluations of the Municipal Bonds in the Trust which are then reviewed by the Evaluator. In the event the Sponsor is unable to obtain current evaluations from Muller Data Corporation, it may make its own evaluations or it may utilize the services of any other non-affiliated evaluator or evaluators it deems appropriate.
   Amendment and Termination. The Trust Agreements may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent;
(2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Unitholders. The Trust Agreements may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the holders of Units representing 66-2/3% of the Units then outstanding, provided that no such amendment or waiver will reduce the interest in a Series of the Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. In no event shall the Trust Agreements be amended to increase the number of Units issuable thereunder or to permit, except in accordance with the provisions of the Trust Agreements, the acquisition of any Municipal Bonds in addition to or in substitution for those in the Trust. The Trustee shall promptly notify Unitholders of the substance of any such amendment.
    The Trust Agreements  provide that  a Series  of the Trust
shall  terminate  upon   the  maturity,   redemption  or  other

disposition, of the last of the Municipal Bonds held in such Series. If the value of a Series of the Trust shall be less than the applicable minimum Trust value stated under "Essential Information" in Part Two the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate such Series of the Trust. A Series of the Trust may be terminated at any time by the holders of Units representing 66-2/3% of the Units of such

Series then outstanding. In the event of termination, written notice thereof will be sent by the Trustee to all Unitholders of such Series. Within a reasonable period after termination, the Trustee will sell any Municipal Bonds remaining in such Series of the Trust and, after paying all expenses and charges incurred by such Series of the Trust, will distribute to Unitholders of such Series (upon surrender for cancellation of certificates for Units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of such Series.
    Notwithstanding the foregoing, in connection with final distributions to Unitholders, it should be noted that because the portfolio insurance obtained by Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while Bonds so insured are held by such Series of the Trust, the price to be received by such Series of the Trust upon the disposition of any such Bond which is in default by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation of such Series it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to situations in which a Bond or Bonds so insured are in default and situations  in which a Bond  or Bonds so insured have a deteriorated  market price resulting  from a significant
risk  of  default.  All   proceeds  received,  less  applicable

expenses, from insurance on defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee.
    Limitations on Liability.
    The Sponsor;. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreements, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith pursuant to the Trust Agreements or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct. The Sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Municipal Bonds.
    The Trustee.  The Trust  Agreements provide  that the
Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies, Municipal Bonds, or certificates except by  reason of  its own  gross  negligence, bad  faith or
willful  misconduct,  nor  shall  the   Trustee  be  liable  or

responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Municipal Bonds. In the event that the Sponsor shall fail to act, the Trustee may act and shall not be liable for any such action taken by it in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Municipal Bonds or upon the interest thereon. In addition, the Trust Agreements contain other customary provisions limiting the liability of the Trustee.
    The Evaluator. The Trustee and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The Trust Agreements provide that the determinations made by the Evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee or Unitholders for errors in judgment, but shall be liable only for its gross negligence, lack of good faith or willful misconduct.
EXPENSES OF THE TRUST
    The Sponsor will charge each Series a surveillance fee for services performed for such Series in an amount not to exceed that amount set forth in "Essential Information" in Part Two but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the  Sponsor  both  acts  as  sponsor  and  provides  portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of each Series outstanding as of the January Record Date for any annual period. The Sponsor paid all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Prospectus, Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, payment of closing fees, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses.
    The Trustee receives for its services a fee calculated on the basis of the annual rate set forth under "Essential Information" in Part Two, based on the largest aggregate principal amount of Municipal Bonds in such Series at any time
during  the  monthly,  quarterly   or  semi-annual  period,  as

appropriate. Funds that are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal banking procedures; however, the Trustee is also authorized by the Trust Agreements to make from time to time certain non-interest bearing advances to the Trust Funds. The Trustee also receives indirect benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created pursuant to the Agreement; however, the Trustee is also authorized by the Agreement to make from time to time certain non-interest bearing advances to the Trust. See "Unitholders_Distributions to Unitholders."
    For evaluation of Municipal Bonds in a Series of the Trust, the Evaluator receives a fee, payable monthly, calculated on the
basis  of  an  annual  rate   as  set  forth  under  "Essential

Information" in Part Two, based upon the largest aggregate principal amount of Municipal Bonds in such Series of the Trust at any time during such monthly period.
    The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date by deductions from the Interest Account of each Series to the extent funds are available and then from the Principal Account of such Series. Such fees may be increased without approval of Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor.
    The following additional charges are or may be incurred by a Series of the Trust: (a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses and insurance costs, but not including any fees and expenses charged by any agent for custody and safeguarding of

Municipal Bonds) and of bond counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the Trustee to protect the Trust or such Series, or the rights and interests of the Unitholders; (e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of such Series of the Trust without gross negligence, bad faith or willful misconduct on its part;
(f) indemnification of the Sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful misconduct; and (g) expenditures incurred in contacting Unitholders upon termination of the Series. The fees and expenses set forth herein are payable out of such Series of the Trust and, when owed to the Trustee, are secured by a lien on the assets of the Series of the Trust. Fees or charges relating to the Trust shall be allocated to each Trust

Fund in the same ratio as the principal amount of such Trust Fund bears to the total principal amount of all Trust Funds in the Trust. Fees or charges relating solely to a particular Trust Fund shall be charged only to such Trust Fund.
    Fees and expenses of a Series of the Trust shall be deducted from the Interest Account of such Series, or, to the extent funds are not available in such Account, from the Principal Account of such Series. The Trustee may withdraw from the Principal Account or the Interest Account of such Series such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of that Series of the Trust. Amounts so withdrawn shall be credited to a separate account maintained for such Series known as the Reserve Account and shall not be considered a part of such

Series when determining the value of the Units of such Series until such time as the Trustee shall return all or any part of such amounts to the appropriate account.
THE SPONSOR
    The Sponsor, Kemper Unit Investment Trusts, with an office at 77 West Wacker Drive, 29th Floor, Chicago, Illinois 60601,
(800) 621-5024, is a service of Kemper Securities, Inc., which is a wholly-owned subsidiary of  Kemper Financial Companies, Inc.,
which,  in  turn,  is  a   wholly-owned  subsidiary  of  Kemper

Corporation. The Sponsor acts as underwriter of a number of other Kemper unit investment trusts and will act as underwriter of any other unit investment trust created by the Sponsor in the future. As of January 31, 1994, the total stockholder's equity of Kemper Securities, Inc. was approximately $261,673,436

(unaudited).
    If at any time the Sponsor shall of fail to perform any of its duties under the Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, or (b) terminate the Agreement and liquidate the  Trust  or  any  Series  thereof  as  provided  therein  or

(c) continue to act as Trustee without terminating the Agreement. The foregoing financial information with regard to the
Sponsor relates to the Sponsor only and not to this Trust or any Series. Such information is included in this Prospectus only for the purposes of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Series of the Trust. More comprehensive financial information can be obtained upon request from the Sponsor.
LEGAL OPINIONS
    The legality of the Units offered hereby and certain matters relating to Federal tax law were originally passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.
INDEPENDENT AUDITORS
    The statement of net assets, including the schedule of investments, appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trust to which such statement relates, has been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing in Part Two and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.
DESCRIPTION OF MUNICIPAL BOND RATINGS*
    Standard & Poor's Ratings Group _ A brief description of the applicable Standard & Poor's Ratings Group ("Standard & Poor's") rating symbols and their meanings follows:
    A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
    The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
    The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial  information. The  ratings may  be changed,
suspended,  or  withdrawn  as  a   result  of  changes  in,  or

unavailability of, such information, or for other circumstances.
    The ratings are based, in varying degrees, on the following considerations:
      I.  Likelihood  of  default  _  capacity  and   willingness


    of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
           II.    Nature of and provisions of the obligation;
    and
      III.  Protection   afforded  by,   and  relative   position


    of,  the   obligation   in   the   event   of  bankruptcy,
    reorganization or other arrangement, under the laws of bankruptcy and other laws affecting creditors' rights.
    AAA _ Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
    AA _ Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
    A _ Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
    BBB _ Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
    Plus (+) or Minus (-): The ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
    Provisional Ratings: The letter "p" indicates the rating is
provisional.  A  provisional  rating   assumes  the  successful

completion of the project being financed by the bonds being rated and indicates  that  payment of  debt  service  requirements is largely or entirely  dependent upon  the successful  and timely
completion  of  the   project.  This   rating,  however,  while

addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
    Moody's Investors Service, Inc. _ A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:
    Aaa _ Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional
exception  of   oversupply   in  a   few   specific  instances,

characteristically, their market value is affected solely by money market fluctuations.
    Aa _ Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.
    A _ Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.
    A1 _ Bonds which are rated A1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.
    Baa _ Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances and, aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.
    Conditional Ratings: Bonds rated "Con(-)" are ones for which the security depends upon the completion of some act or the fulfillment of  some  condition.  These  are  bonds  secured by
(a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
    Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in certain areas of its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                          Kemper Tax-Exempt Insured Income Trust

                                       Series A-59











                                         Part Two

                                 Dated September 28, 1995









THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO
THE CONTRARY
IS A CRIMINAL OFFENSE.


NOTE: Part Two of this Prospectus May Not Be Distributed unless
Accompanied by
Part One.

                          Kemper Tax-Exempt Insured Income Trust
                                       Series A-59
                                  Essential Information
                                  As of August 15, 1995
                  Sponsor and Evaluator:  Kemper Unit Investment
Trusts
                       Trustee:  Investors Fiduciary Trust
Company

General Information
Principal Amount of Municipal Bonds
$11,300,000
Number of Units
   22,567
Fractional Undivided Interest in the Trust per Unit
 1/22,567
Principal Amount of Municipal Bonds per Unit
  $500.73
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio
$10,519,231
  Aggregate Bid Price of Municipal Bonds per Unit
  $466.13
  Cash per Unit (1)
       $-
  Sales Charge 3.627% (3.5% of Public Offering Price)
   $16.91
  Public Offering Price per Unit (exclusive of accrued
    interest) (2)
  $483.04
Redemption Price per Unit (exclusive of accrued interest)
  $466.13
Excess of Public Offering Price per Unit Over Redemption
  Price per Unit
   $16.91
Minimum Value of the Trust under which Trust Agreement
  may be terminated
$4,119,000

Date of Trust
June 15, 1989
Mandatory Termination Date
December 31, 2039

Annual Evaluation Fee:  $.30 per $1,000 principal amount of
Municipal Bonds.
Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by Investors Fiduciary Trust Company of
Units tendered for redemption.

[FN]
1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public
Offering Price.

2. Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase). On August 15,
1995, there was added to the Public Offering Price of $483.04, accrued interest to the settlement date of August 18, 1995 of $9.09, $11.99 and $12.06 for a total price of $492.13, $495.03 and $495.10 for the monthly, quarterly and semiannual distribution options, respectively.

                          Kemper Tax-Exempt Insured Income Trust
                                       Series A-59
                            Essential Information (continued)
                                  As of August 15, 1995
                 Sponsor and Evaluator:  Kemper Unit Investment
Trusts(4)
                       Trustee:  Investors Fiduciary Trust
Company

Special Information Based on Various Distribution Options

                                             Monthly   Quarterly
Semiannual
                                            --------    --------
 --------
Calculation of Estimated Net Annual
  Interest Income per Unit (3):
    Estimated Annual Interest Income        $35.0540    $35.0540
 $35.0540
    Less:  Estimated Annual Expense           1.0515       .8752
    .6961
                                            --------    --------
 --------
    Estimated Net Annual Interest Income    $34.0025    $34.1788
 $34.3579
                                            ========    ========
 ========
Calculation of Interest Distribution
  per Unit:
    Estimated Net Annual Interest Income    $34.0025    $34.1788
 $34.3579
    Divided by 12, 4 and 2, respectively     $2.8335     $8.5447
 $17.1790
Estimated Daily Rate of Net Interest
  Accrual per Unit                            $.0945      $.0949
   $.0954
Estimated Current Return Based on Public
  Offering Price (3)                           7.04%       7.08%
    7.11%
Estimated Long-Term Return (3)                 6.27%       6.31%
    6.34%

Trustee's Annual Fees and Expenses (including Evaluator's Fee):
$1.0515,
$.8752 and $.6961 ($.3619, $.3261 and $.3130 of which represent expenses) per
Unit under the monthly, quarterly and semiannual distribution options, respectively.

Record and Computation Dates: First day of the month, as follows: monthly - each month; quarterly - January, April, July and October;
semiannual - January
and July.

Distribution Dates:  Fifteenth day of the month, as follows:
monthly - each
month; quarterly - January, April, July and October; semiannual -
January and
July.

[FN]
3. The Estimated Long-Term Return and Estimated Current Return will vary.
For detailed explanation, see Part One of this prospectus.

4. See Note 6 to the accompanying financial statements of the Trust regarding a change in ownership of Kemper Unit Investment Trusts and Kemper
Securities,
Inc.

                              Report of Independent Auditors


Unitholders
Kemper Tax-Exempt Insured Income Trust
Series A-59

We have audited the accompanying statement of assets and liabilities of Kemper
Tax-Exempt Insured Income Trust Series A-59, including the schedule of investments, as of May 31, 1995, and the related statements of operations and changes in net assets for each of the three years in the period then ended.
These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 1995, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kemper
Tax-Exempt Insured
Income Trust Series A-59 at May 31, 1995, and the results of its operations and the changes in its net assets for the periods indicated above in conformity with generally accepted accounting principles.




Ernst & Young LLP

Kansas City, Missouri
September 14, 1995, except for Note 6, as to which the date is September 26, 1995

                          Kemper Tax-Exempt Insured Income Trust

                                       Series A-59

                           Statement of Assets and Liabilities

                                       May 31, 1995


Assets
Municipal Bonds, at value (cost $10,777,667)
$10,574,376
Interest receivable
    205,969
Cash
     86,935

-----------

 10,867,280

Liabilities and net assets
Accrued liabilities
      2,321

Net assets, applicable to 22,567 Units outstanding:
  Cost of Trust assets, exclusive of interest        $10,777,667
  Unrealized depreciation                              (203,291)
  Distributable funds                                    290,583
                                                     -----------
-----------
Net assets
$10,864,959

===========

[FN]

See accompanying notes to financial statements.

                          Kemper Tax-Exempt Insured Income Trust

                                       Series A-59

                                 Statements of Operations


                                                     Year ended
May 31
                                               1995         1994
     1993
                                        -----------  -----------
----------
Investment income - interest             $1,275,234   $1,756,394
$1,756,394
Expenses:
  Trustee's fees and related expenses        23,895       26,846
   26,829
  Evaluator's fees                            5,016        6,175
    6,175
                                        -----------  -----------
----------
Total expenses                               28,911       33,021
   33,004
                                        -----------  -----------
----------
Net investment income                     1,246,323    1,723,373
1,723,390

Realized and unrealized gain (loss)
  on investments:
    Realized loss                       (1,467,945)            -
        -
    Unrealized appreciation
      (depreciation) during the year        845,445  (1,150,755)
  130,081
                                        -----------  -----------
----------
Net gain (loss) on investments            (622,500)  (1,150,755)
  130,081
                                        -----------  -----------
----------
Net increase in net assets resulting
  from operations                          $623,823     $572,618
$1,853,471
                                        ===========  ===========
==========

[FN]

See accompanying notes to financial statements.

                          Kemper Tax-Exempt Insured Income Trust

                                       Series A-59

                           Statements of Changes in Net Assets


                                                     Year ended
May 31
                                               1995        1994
     1993
                                       ------------ -----------
-----------
Operations:
  Net investment income                  $1,246,323  $1,723,373
$1,723,390
  Realized loss on investments          (1,467,945)           -
        -
  Unrealized appreciation
    (depreciation) on investments
    during the year                         845,445 (1,150,755)
  130,081
                                       ------------ -----------
-----------
Net increase in net assets resulting
  from operations                           623,823     572,618
1,853,471

Distributions to Unitholders:
  Net investment income                 (1,453,765) (1,724,729)
(1,715,184)
  Principal from investment
    transactions                        (9,309,982)           -
        -

Capital transactions:
  Redemption of Units                     (201,080)           -
        -
                                       ------------ -----------
-----------
Total increase (decrease) in net
  assets                               (10,341,004) (1,152,111)
  138,287

Net assets:
  At the beginning of the year           21,205,963  22,358,074
22,219,787
                                       ------------ -----------
-----------
  At the end of the year (including
    distributable funds applicable to
    Trust Units of $290,583, $508,096
    and $509,452 at May 31, 1995,
    1994 and 1993, respectively)        $10,864,959 $21,205,963
$22,358,074
                                       ============ ===========
===========
Trust Units outstanding at the end
  of the year                                22,567      22,880
   22,880
                                       ============ ===========
===========

[FN]

See accompanying notes to financial statements.

                                            Kemper Tax-Exempt
Insured Income Trust

                                                         Series
A-59

                                                   Schedule of
Investments

                                                         May 31,
1995



                                                      Coupon
Maturity    Redemption                    Principal
Name of Issuer and Title of Bond(5)(6)                Rate
 Date    Provisions(2)    Rating(1)    Amount(4)    Value(3)
                                                      -------
----------    --------------   ---------  ----------- -----------
+Colorado Health Facilities Authority, Revenue        9.40%
11/01/2008    1997 @ 100       AAA           $500,000    $534,140
  Refunding Bonds, Rose Medical Center Project,
  Series 1985.  Insured by Municipal Bond Investors
  Assurance Corporation (MBIA).
Colorado Health Facilities Authority Revenue Bonds,   9.00
8/01/2003    2000 @ 100 S.F.  AAA          1,000,000     985,360
  Kaiser Permanente Medical Care Program, Series
         1995 @ 102
  1985 A.  Insured by MBIA.
Dallas-Fort Worth, Texas, Regional Airport Authority  9.125
11/01/2015    2006 @ 100 S.F.  AAA          1,000,000   1,001,580
  Revenue Bonds, Dallas-Fort Worth International
         1995 @ 102.5
  Airport.  Insured by Bond Investors Guaranty
  Insurance Company (BIG).
+District of Columbia, General Obligation Refunding   6.25
6/01/2007    1996 @ 100       AAA            925,000     943,417
  Bonds, Series 1986D.  Insured by BIG.
+City of Farmington, New Mexico, Utility System       9.75
5/15/2013    1996 @ 102       AAA          2,000,000   2,139,500
  Revenue Bonds, Series 1985.  Insured by
  Financial Guaranty Insurance Company.
Georgia Municipal Electric Authority, Power           0.00
1/01/2012    Non-Callable     AAA            570,000     206,158
  Refunding Bonds, Series 1988Q.  Insured by
  BIG. (7)
+Harris County, Texas, Hospital District, Mortgage    8.50
4/01/2015    1996 @ 102       AAA            500,000     526,975
  Revenue Refunding Bonds.  Insured by AMBAC
  Indemnity Corporation.
Intermountain Power Agency, Power Supply Revenue      0.00
7/01/2005    Non-Callable     AAA            805,000     446,686
  Refunding Bonds, Series 1989 A.  Insured by
  MBIA. (7)
+Lower Colorado River Authority, Texas, Revenue       8.375
1/01/2015    1996 @ 102       AAA          2,000,000   2,086,280
  Refunding Bonds.  Insured by MBIA.
Metropolitan Fair & Exposition Authority, Illinois,   5.00
6/01/2015    2012 @ 100 S.F.  AAA          2,000,000   1,704,280
  Dedicated State Tax Revenue Bonds, Series 1986 A.
         1997 @ 100                  ----------- -----------
  Insured by BIG.**
                                     $11,300,000 $10,574,376

                                     =========== ===========

[FN]
See accompanying notes to Schedule of Investments.

                          Kemper Tax-Exempt Insured Income Trust

                                       Series A-59

                             Notes to Schedule of Investments



1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors
Service, Inc.
The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. The Bond issue marked with the symbol
"**" originally was issued at a discount. The tax effect of Bonds issued at an original issue discount is described in "tax status of the trust funds,"
Part One. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds.
"S.F." indicates a sinking fund is established with respect to an issue of
Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed
Bonds have a valuation which represents a premium over the call price or par.

  To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units.
To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for
Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

                          Kemper Tax-Exempt Insured Income Trust

                                       Series A-59

                       Notes to Schedule of Investments
(continued)



4. At May 31, 1995, the Portfolio of the Trust consists of 10 obligations issued by entities located in 6 states and the District of Columbia. Nine issues, representing $10,375,000 of the aggregate principal amount, are payable from the income of a specific project or authority and are not supported by an issuer's power to levy taxes. One issue, representing
$925,000 of the aggregate principal amount, is a general obligation of a governmental entity and is backed by the taxing power of such entity. The sources of payment for the revenue bonds are divided as follows:
Airport, 1;
Electric Systems, 3; Hospitals and Health Care, 3; Public
Utilities, 1;
Miscellaneous, 1. Approximately 30% of the aggregate principal amount of
Bonds in the Trust are obligations of electrical system issuers. Approximately 31% of the aggregate principal amount of Bonds in the Trust are from issuers located in the state of Texas. Approximately 88% of the aggregate principal amount of Bonds in the Trust are subject to call by the issuers within five years after May 31, 1995.

5. Insurance on the Bonds in the Trust was obtained by the issuers of such
Bonds.

6. Those securities preceded by (+) are secured by, and payable from, escrowed U.S. Government securities.

7. These Bonds have been purchased at a discount from the par value because there is no stated interest income thereon. Such Bonds are normally described as "zero coupon" Bonds. Over the lives of the Bonds the values increase, so that upon maturity, the holders of the Bonds will receive 100% of the principal amount thereof.

[FN]
See accompanying notes to financial statements.

                          Kemper Tax-Exempt Insured Income Trust

                                       Series A-59

                              Notes to Financial Statements



1.  Significant Accounting Policies

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by Kemper Unit
Investment Trusts (A Service of Kemper Securities, Inc.), the "Evaluator" and sponsor of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, or (d) any combination of the above. (See Note 5 - Insurance.)

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on
June 15, 1989 (Date of Deposit).  The premium or discount
(including any
original issue discount) existing at June 15, 1989, is not being amortized.
Realized gain (loss) from Bond transactions is reported on an identified cost basis.

2.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized depreciation at May
31, 1995:

    Gross unrealized depreciation
$(654,165)
    Gross unrealized appreciation
  450,874

----------
    Net unrealized depreciation
$(203,291)

==========

3.  Transactions with Affiliates

From the inception of the Trust through January 31, 1995, the Trustee,
Investors Fiduciary Trust Company (IFTC), was 50% owned by Kemper
Financial
Services, Inc., an affiliate of Kemper Unit Investment Trusts.
On that date,
State Street Boston Corporation acquired IFTC.  Prior to January
1, 1995, the
Trustee's fee (not including the reimbursement of out-of-pocket expenses), calculated monthly, was at the annual rate of $1.22, $.9285 and $.6275 under the monthly, quarterly and semiannual distribution options, respectively, per
$1,000 principal amount of Bonds in the Trust, based on the largest aggregate principal amount of Bonds in the Trust at any time during such monthly, quarterly or semiannual periods. Effective January 1, 1995, such fees were revised to $1.3772, $1.0966 and $.7651 under the monthly, quarterly and semiannual distribution options, respectively. The Evaluator received a fee, payable monthly, at an annual rate of $.30 per $1,000 principal amount of
Bonds, based on the largest aggregate principal amount of Bonds in the Trust at any time during such monthly period.

                          Kemper Tax-Exempt Insured Income Trust

                                       Series A-59

                        Notes to Financial Statements (continued)



4.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the
Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

5.  Other Information

Cost to Investors

The cost to initial investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.9% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, on the date of an investor's purchase, plus a sales charge of 3.5% of the Public
Offering Price (equivalent to 3.627% of the net amount invested).

Insurance

Insurance guaranteeing the payment of all principal and interest on the Bonds in the portfolio has been obtained from independent companies by the respective issuers of such Bonds. Insurance obtained by a Bond issuer is effective as long as such Bonds are outstanding. As a result of such insurance, the Units of the Trust have received a rating of "AAA" by Standard
& Poor's Corporation. No representation is made as to any insurer's ability to meet its commitments.

Distributions

Distributions of net investment income to Unitholders are declared and paid in accordance with the option (monthly, quarterly or semiannual) selected by the investor. Such income distributions, on a record date basis, are as follows:

                    Year ended           Year ended
Year ended
Distribution        May 31, 1995         May 31, 1994         May
31, 1993
   Plan         Per Unit       Total Per Unit       Total Per
Unit       Total
                --------  ---------- --------  ----------
--------  ----------
Monthly           $60.65  $1,023,066   $75.19  $1,269,289
$74.80  $1,259,794
Quarterly          64.31      91,113    75.49     107,736
75.09     107,478
Semiannual         74.37     335,955    75.77     347,704
75.38     347,912
                          ----------           ----------
 ----------
                          $1,450,134           $1,724,729
 $1,715,184
                          ==========           ==========
 ==========

                          Kemper Tax-Exempt Insured Income Trust

                                       Series A-59

                        Notes to Financial Statements (continued)



5.  Other Information (continued)

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:


Year ended

  May 31,

     1995

 --------
    Principal portion
 $201,080
    Net interest accrued
    3,631

 --------

 $204,711

 ========
    Units
      313

 ========

                                            Kemper Tax-Exempt
Insured Income Trust

                                                         Series
A-59

                                          Notes to Financial
Statements (continued)



5.  Other Information (continued)

Selected data for a Unit of the Trust outstanding throughout each year -

                                                Monthly
           Quarterly                     Semiannual
                                          Year ended May 31
      Year ended May 31               Year ended May 31
                                      1995      1994       1993
  1995       1994      1993       1995      1994       1993
                                  --------   -------    -------
--------    -------   -------   --------   -------    -------
Investment income - interest        $56.06    $76.77     $76.77
$56.06     $76.77    $76.77     $56.06    $76.77     $76.77
Expenses                              1.38      1.58       1.58
  1.13       1.28      1.29        .89      1.00       1.00
                                  --------   -------    -------
--------    -------   -------   --------   -------    -------
Net investment income                54.68     75.19      75.19
 54.93      75.49     75.48      55.17     75.77      75.77

Distributions to Unitholders:
  Net investment income            (60.65)   (75.19)    (74.80)
(64.31)    (75.49)   (75.09)    (74.37)   (75.77)    (75.38)
  Principal from investment
    transactions                  (409.39)         -          -
(409.39)          -         -   (409.39)         -          -
Net gain (loss) on investments     (27.20)   (50.30)       5.69
(27.20)    (50.30)      5.69    (27.20)   (50.30)       5.69
                                  --------   -------    -------
--------    -------   -------   --------   -------    -------
Change in net asset value         (442.56)   (50.30)       6.08
(445.97)    (50.30)      6.08   (455.79)   (50.30)       6.08

Net asset value:
  Beginning of the year             921.37    971.67     965.59
927.78     978.08    972.00     946.83    997.13     991.05
                                  --------   -------    -------
--------    -------   -------   --------   -------    -------
  End of the year, including
    distributable funds            $478.81   $921.37    $971.67
$481.81    $927.78   $978.08    $491.04   $946.83    $997.13
                                  ========   =======    =======
========    =======   =======   ========   =======    =======

                          Kemper Tax-Exempt Insured Income Trust

                                       Series A-59

                        Notes to Financial Statements (continued)



6.  Subsequent Event

Effective September 14, 1995, through an ESOP, the members of certain Kemper
Corporation operating units have acquired ownership of certain
Kemper
Corporation operating units, which included Kemper Securities, Inc., the
Trust's sponsor and evaluator. In connection with the acquisition, Kemper
Securities, Inc. changed its name to EVEREN Securities, Inc., and Kemper Unit
Investment Trusts is now a Service of EVEREN Securities, Inc. Subsequent to the date of acquisition, neither EVEREN Securities, Inc. nor Kemper Unit
Investment Trusts is affiliated with Kemper Financial Services,
Inc. or Kemper
Corporation. On September 26, 1995, Kemper Unit Investment Trusts changed its name to EVEREN Unit Investment Trusts.

                             Consent of Independent Auditors



We consent to the reference to our firm under the caption
"Independent
Auditors" and to the use of our report dated September 14, 1995, in this Post-
Effective Amendment to the Registration Statement (Form S-6) and related
Prospectus of Kemper Tax-Exempt Insured Income Trust Series A-59 dated
September 28, 1995.





Ernst & Young LLP

Kansas City, Missouri
September 28, 1995

                     KEMPER TAX-EXEMPT INSURED INCOME TRUST
                               MULTI-STATE SERIES

                    OHIO TAX-EXEMPT BOND TRUST SERIES 11-22

                  KEMPER DEFINED FUNDS (TAX-EXEMPT PORTFOLIO)

                                    PART ONE

                     The date of this Part One is that date
                which is set forth in Part Two of the Prospectus

      Each State Trust of the Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Series 11-22 of the Ohio Tax-Exempt Bond Trust and Kemper Defined Funds (Tax-Exempt Portfolio) was formed for the purpose of gaining interest income free from Federal, State and, where applicable, local income taxes and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such Trust is named or counties, municipalities, authorities or political subdivisions thereof.

      Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each State Trust has been obtained by the Trust from Financial Guaranty Insurance Company ("Financial Guaranty") or other insurers or directly by the issuer or the Sponsor from Financial Guaranty, MBIA Insurance Corporation or other insurers. See "Insurance on the Portfolios" herein and the "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in such State Trust, while insurance obtained by a Municipal Bond issuer or the Sponsor is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty or such other insurers, in the event of a sale of any Bond covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of each State Trust received on the original date of deposit a rating of either "AAA" by Standard & Poor's. a Division of The McGraw Hill Companies ("Standard & Poor's") or "Aaa" by Moody's Investors Service, Inc. and, while held in a State Trust, the Municipal Bonds are rated either "Aaa" by Moody's Investors Service, Inc. or "AAA" by Standard & Poor's. See "Insurance on the Portfolios" and "Description of Securities Ratings." No representation is made as to Financial Guaranty's, MBIA Insurance Corporation's or any other insurer's ability to meet its commitments.

      Units of the Trust are not deposits or obligations of, or guaranteed by, any bank, and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal.

          This Prospectus is in two parts. Read and retain both parts for future reference.
--------------------------------------------------------------------------------

                    SPONSOR:  KEMPER UNIT INVESTMENT TRUSTS,
                      a service of Kemper Securities, Inc.
--------------------------------------------------------------------------------

   THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                            PAGE NO
                                                            -------
SUMMARY...................................................        3
     The Trust............................................        3
     Insurance............................................        3
     Public Offering Price................................        4
     Interest and Principal Distributions.................        4
     Reinvestment.........................................        4
     Estimated Current Return and
      Estimated Long-Term Return..........................        4
     Market for Units.....................................        4
     Risk Factors.........................................        4
THE TRUST.................................................        5
PORTFOLIOS................................................        5
     Risk Factors.........................................        6
INSURANCE ON THE PORTFOLIOS...............................       11
     Financial Guaranty Insurance
      Company.............................................       13
     AMBAC Indemnity Corporation..........................       14
     MBIA Insurance.......................................       14
     Financial Security Assurance.........................       14
     Capital Guaranty Insurance
      Company.............................................       15
DISTRIBUTION REINVESTMENT.................................       16
INTEREST, ESTIMATED CURRENT RETURN
     AND LONG-TERM RETURN.................................       17
FEDERAL TAX STATUS OF THE STATE
     TRUSTS...............................................       17
DESCRIPTION AND STATE TAX STATUS
     OF THE STATE TRUSTS..................................       20
     Alabama Trusts.......................................       20
     Arizona Trusts.......................................       22
     California Trusts....................................       25
     Colorado Trust.......................................       31
     Florida Trusts.......................................       34
     Louisiana Trusts.....................................       39
     Massachusetts Trusts.................................       42
     Michigan Trusts......................................       44
     Minnesota Trusts.....................................       46
     Missouri Trusts......................................       48
     New Jersey Trusts....................................       51
     New York Trusts......................................       54
     North Carolina Trusts................................       63
     Ohio Trusts..........................................       68
     Pennsylvania Trusts..................................       72
     Texas Trusts.........................................       77
PUBLIC OFFERING OF UNITS..................................       80
     Public Offering Price................................       80
     Public Distribution of Units.........................       83
     Profits of Sponsor...................................       84
MARKET FOR UNITS..........................................       84
REDEMPTION................................................       84
     Computation of Redemption Price......................       86
UNITHOLDERS...............................................       86
     Ownership of Units...................................       86
     Distributions to Unitholders.........................       86
     Statements to Unitholders............................       88
     Rights of Unitholders................................       89
INVESTMENT SUPERVISION....................................       89
ADMINISTRATION OF THE TRUST...............................       90
     The Trustee..........................................       90
     The Evaluator........................................       91
     Amendment and Termination............................       91
     Limitations on Liability.............................       91
EXPENSES OF THE TRUST.....................................       92
THE SPONSOR...............................................       93
LEGAL OPINIONS............................................       93
AUDITORS..................................................       93
DESCRIPTION OF SECURITIES RATINGS.........................       94
     Standard & Poor's....................................       94
     Moody's Investors Service, Inc.......................       95

Essential Information*
Report of Certified Public Accountants*
Statement of Assets and Liabilities*
Statement of Operations*
Statement of Changes in Net Assets*
Schedule of Investments*
Notes to Schedules of Investments*
Notes to Financial Statements*

*INFORMATION ON THESE ITEMS APPEARS
IN PART TWO FOR THE APPROPRIATE
STATE TRUST

                    KEMPER TAX-EXEMPT INSURED INCOME TRUST
                               MULTI-STATE SERIES

                           OHIO TAX-EXEMPT BOND TRUST
                                  SERIES 11-22

                              KEMPER DEFINED FUNDS
                             (TAX-EXEMPT PORTFOLIO)


   SUMMARY

      THE TRUST. Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Ohio Tax-Exempt Bond Trust, Series 11-22 and Kemper Defined Funds (Tax-Exempt Portfolio) (collectively, the "Trust") are unit investment trusts consisting of a number of diversified portfolios designated as the State Trusts. Each State Trust consists of obligations ("Municipal Bonds", "Bonds" or "Securities") issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof.

      Each State Trust's investment objective is interest income which is exempt from Federal, State and, where applicable, local income taxes and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof. There is, of course, no guarantee that the State Trusts' objective will be achieved.

      All of the Municipal Bonds in the State Trust portfolios were rated in the category "BBB" or better by either Standard & Poor's ("Standard & Poor's") or "Baa" by Moody's Investors Service, Inc. ("Moody's") on the date such State Trust was established (the "Date of Deposit"). Ratings of the Municipal Bonds may have changed since the Date of Deposit. See "Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two.

      The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in the appropriate Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the State Trust and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units.

      INSURANCE. Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each State Trust has been obtained by the Trust from Financial Guaranty Insurance Company ("Financial Guaranty"), MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") or other insurers, or directly by the issuer or the Sponsor from Financial Guaranty, MBIA or other insurers. See "Insurance on the Portfolios" herein and the "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in such State Trust, while insurance obtained by a Municipal Bond issuer or the Sponsor is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty, MBIA or such other insurers, in the event of a sale of any bond covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Municipal Bonds upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of each State Trust received on the original Date of Deposit a rating of "AAA" from Standard & Poor's and, while held in a State Trust, the Municipal Bonds are rated "Aaa" by Moody's. See "Insurance on the Portfolios." No representation is made as to Financial Guaranty's or any other insurer's ability to meet its commitments.

      PUBLIC OFFERING PRICE. The Public Offering Price per Unit of each State Trust is equal to a pro rata share of the aggregate bid prices of the Municipal Bonds in such State Trust plus or minus a pro rata share of cash, if any, in the Principal Account, held or owned by the State Trust plus, in the case of Kemper Defined Funds,

   Purchased Interest, plus a sales charge shown under "Public Offering of Units." In addition, there will be added to each transaction in a State Trust an amount equal to the accrued interest ("Daily Accrued Interest" in the case of Kemper Defined Funds) from the last Record Date of such State Trust to the date of settlement (five business days after order). The sales charge is reduced on a graduated scale for sales as indicated under "Public Offering of Units."

      INTEREST AND PRINCIPAL DISTRIBUTIONS. Distributions of the estimated annual interest income to be received by each State Trust, after deduction of estimated expenses, will be made monthly unless the Unitholder elects to receive such distributions quarterly or semi-annually. Distributions will be paid on the Distribution Dates to holders of record of such State Trust on the Record Dates set forth for the applicable option. See "Essential Information" in Part Two. Only monthly distributions of estimated annual interest income will be available for Kemper Defined Funds Unitholders.

      The distribution of funds, if any, in the Principal Account of each State Trust, will be made as provided in "Unitholders - Distributions to Unitholders."

      REINVESTMENT. Each Unitholder of a State Trust offered herein may elect to have distributions of principal or interest or both automatically invested without charge in shares of certain mutual funds sponsored by Kemper Financial Services, Inc. See "Distribution Reinvestment."

      ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price of the applicable State Trust. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trusts and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the bid price of the underlying Bonds and with changes in Purchased Interest for Kemper Defined Funds; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirement dates of all of the Bonds in the State Trust and (2) takes into account the expenses and sales charge associated with each State Trust Unit. Since the market values and estimated retirement dates of the Bonds and the expenses of the State Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.

      MARKET FOR UNITS. While under no obligation to do so and subject to change at any time, the Sponsor intends to and certain Underwriters may, maintain a market for the Units of each State Trust and continuously offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Municipal Bonds in each State Trust plus accrued interest to the date of settlement (which, in the case of Kemper Defined Funds, consists of Purchased Interest and Daily Accrued Interest).

      RISK FACTORS. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Securities. See "Portfolios - Risk Factors."


   THE TRUST

      Each State Trust Fund is one of a series of unit investment trusts created by the Sponsor under the name Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Series 11-22 of Ohio Tax-Exempt Bond Trust or Kemper Defined Funds (Tax-Exempt Portfolio), all of which are similar, and each of which was created under the laws of the State of Missouri pursuant to a Trust Agreement/1/ (the "Agreement") (such "State Trusts" being collectively referred to herein as the "Trust"). Kemper Unit Investment Trusts, a service of Kemper Securities, Inc., acts as Sponsor and Evaluator and Investors Fiduciary Trust Company acts as Trustee.

      A State Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of insured, tax-exempt, fixed income securities with greater diversification than they might be able to acquire individually. In addition, Municipal Bonds of the type deposited in the State Trusts are often not available in small amounts.

      Each State Trust was formed for the purpose of gaining interest income free from Federal, State and, where applicable, local income and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof. There is, of course, no guarantee that the State Trusts' objective will be achieved.

      All of the Municipal Bonds in the State Trusts' portfolios are rated "BBB" or better by Standard & Poor's or "Baa" or better by Moody's. See "Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two.

      Each State Trust consists of an insured portfolio of interest bearing obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from all Federal income taxes under existing law, but may not be subject to State and local taxes. Proceeds of the maturity, redemption or sale of the Municipal Bonds in a State Trust, unless used to pay for Units tendered for redemption, will be distributed to Unitholders thereof and will not be utilized to purchase replacement or additional Municipal Bonds for the State Trust.

      The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in the appropriate State Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the State Trusts and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units. To the extent that Units of any State Trust are redeemed, the principal amount of Municipal Bonds in such State Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of such State Trust will increase. See "Redemption."


   PORTFOLIOS

      The selection of Municipal Bonds for each State Trust was based largely upon the experience and judgment of the Sponsor. In making such selections the Sponsor considered the following factors: (a) a minimum rating in the category "BBB" by Standard & Poor's or "Baa" by Moody's Investors Service, Inc. (see "Description of Securities Ratings") except that the Sponsor may, from time to time, in specifically designated State Trusts, have deemed it to be acceptable to acquire unrated municipal bonds which had, in the opinion of the Sponsor, credit characteristics at least equal to municipal bonds so rated; (b) the price of the Municipal Bonds relative to other issues of similar quality and maturity; (c) the diversification of the Municipal Bonds as to purpose of issue; (d) the income to the Unitholders of the State Trust;
   (e) whether such Municipal Bonds were insured, or the cost and availability of insurance for the scheduled payment of principal and interest, when due, on the Municipal Bonds; and (f) the dates of maturity of the Municipal Bonds.

   ----------
   /1/Reference is hereby made to said Trust Agreement, and any statements contained herein are qualified in ther entirety by the provisions of said Trust Agreement.

      Subsequent to the Date of Deposit, a Municipal Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such investment from a State Trust, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the investment. See "Investment Supervision" herein and the "Schedule of Investments" in Part Two.

      The Sponsor may not alter the portfolio of a State Trust except that certain of the Municipal Bonds may be sold upon the happening of certain extraordinary circumstances. See "Investment Supervision."

      Certain of the Municipal Bonds in the State Trusts may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation.
   In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of such State Trust, and the net annual interest income of the State Trust and may reduce the Estimated Current and Long-Term Returns. See "Interest and Estimated Current and Long-Term Returns." Each State Trust portfolio contains a listing of the sinking fund and call, provisions if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Municipal Bonds or may require the mandatory redemption of Municipal Bonds include, among others: a final determination that the interest on the Municipal Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Municipal Bonds were used; an exercise by a local, State or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Municipal Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Municipal Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Municipal Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Municipal Bonds are issued on the issuer of the Municipal Bonds or the user of the proceeds of the Municipal Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Municipal Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Municipal Bonds resulting in excess proceeds of the Municipal Bonds which may be applied to redeem Municipal Bonds; or an underestimate of a source of funds securing the Municipal Bonds resulting in excess funds which may be applied to redeem Municipal Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Municipal Bonds.

      The Sponsor and the Trustee shall not be liable in any way for any default, failure or defect in any Municipal Bond.

      RISK FACTORS. An investment in the Units of a State Trust should be made with an understanding of the risks which an investment in fixed rate debt obligations may entail, including the risk that the value of the portfolio and hence of the State Trusts will decline with increases in interest rates. The value of the underlying Municipal Bonds will fluctuate inversely with changes in interest rates. The uncertain economic conditions of recent years, together with the fiscal measures adopted to attempt to deal with them, have resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate debt obligations generally and long term obligations in particular. The Sponsor cannot predict whether such fluctuations will continue in the future.

      Certain of the Municipal Bonds in the State Trusts may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other Municipal Bonds in the State Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. There are, of course, variations in the security of the different Municipal Bonds in the State Trusts, both within a particular classification and between classifications, depending on numerous factors.

      Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are derived from services provided by hospitals and other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management's capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Federal legislation has been enacted which implement a system of prospective Medicare reimbursement which may restrict the flow of revenues to hospitals and other facilities which are reimbursed for services provided under the Medicare program. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse changes in these areas may adversely affect the ability of such issuers to make payment of principal and interest on Municipal Bonds held in the State Trusts. Such adverse changes also may adversely affect the ratings of the Municipal Bonds held in the State Trusts.

      Hospitals and other health care facilities are subject to claims and legal actions by patients and others in the ordinary course of business. Although these claims are generally covered by insurance, there can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility. In addition, a substantial increase in the cost of insurance could adversely affect the results of operations of a hospital or other health care facility. Certain hospital bonds may provide for redemption at par at any time upon the sale by the issuer of the hospital facilities to a non-affiliated entity or in other circumstances. For example, certain hospitals may have the right to call bonds at par if the hospital may legally be required because of the bonds to perform procedures against specified religious principles. Certain FHA-insured bonds may provide that all or a portion of those bonds, otherwise callable at a premium, can be called at par in certain circumstances. If a hospital defaults upon a bond obligation, the realization of Medicare and Medicaid receivables may be uncertain and, if the bond obligation is secured by the hospital facilities, legal restrictions on the ability to foreclose upon the facilities and the limited alternative uses to which a hospital can be put may reduce severely its collateral value.

      Certain of the Municipal Bonds in the State Trusts may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these Municipal Bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such Municipal Bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such Municipal Bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Municipal Bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code of 1954, which Section contains certain ongoing requirements relating to the use of the proceeds of such Municipal Bonds in order for the interest on such Municipal Bonds to retain its tax-exempt status. In each case, the issuer of the Municipal Bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the Municipal Bonds is exempt from Federal income tax under existing laws and regulations There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the Municipal Bonds to become taxable, possibly retroactively from the date of issuance.

      Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and State programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing Municipal Bonds held by the State Trusts, the Sponsor has not had any direct communications with any of the issuers thereof, but at the Initial Date of Deposit it was not aware that any of the respective issuers of such Municipal Bonds were actively considering the redemption of such Municipal Bonds prior to their respective stated initial call dates. However, there can be no assurance that an issuer of a Municipal Bond in the State Trusts will not attempt to so redeem a Municipal Bond in the State Trusts.

      Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, a decline in population resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. Issuers may have experienced these problems in varying degrees.

      Because of the relatively short history of solid waste disposal bond financing, there may be technological risks involved in the satisfactory construction or operation of the projects exceeding those associated with most municipal enterprise projects. Increasing environmental regulation on the Federal, State and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities. These costs include compliance with frequently changing and complex regulatory requirements, the cost of obtaining construction and operating permits, the cost of conforming to prescribed and changing equipment standards and required methods of operation and the cost of disposing of the waste residue that remains after the disposal process in an environmentally safe manner. In addition, waste disposal facilities frequently face substantial opposition by environmental groups and officials to their location and operation, to the possible adverse effects upon the public health and the environment that may be caused by wastes disposed of at the facilities and to alleged improper operating procedures. Waste disposal facilities benefit from laws which require waste to be disposed of in a certain manner but any relaxation of these laws could cause a decline in demand for the facilities' services. Finally, waste disposal facilities are concerned with many of the same issues facing utilities insofar as they derive revenues from the sale of energy to local power utilities.

      Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are primarily derived from the sale of electric energy or natural gas. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. Issuers may have experienced these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Municipal Bonds to make payments of principal and/or interest on such Municipal Bonds.

      The ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements. Courts in Washington and Idaho have held that certain agreements between the Washington Public Power Supply System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint action power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.

      Certain of the Municipal Bonds in the State Trusts may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from leveraged buy-outs or takeovers. The IRBs in the State Trusts may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other Municipal Bonds in the State Trusts prior to the stated maturity of such Municipal Bonds.

      Certain of the Municipal Bonds in the State Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore by affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Municipal Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

      Certain of the Municipal Bonds in the State Trusts may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trust. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

      In addition, the ability of universities and colleges to meet their obligations is dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities, and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The institution's ability to maintain enrollment levels will depend on such factors as tuition costs, geographic location, geographic diversity and quality of student body, quality of the faculty and the diversity of program offerings.

      Certain of the Municipal Bonds in the State Trusts may be Urban Redevelopment Bonds ("URBs"). URBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the URBs. Regardless of the structure, payment of the URBs is solely dependent upon the creditworthiness of the operator of the project.

      Certain of the Municipal Bonds in the State Trusts may be lease revenue bonds whose revenues are derived from lease payments made by a municipality or other political subdivision which is leasing equipment or property for use in its operation. The risks associated with owning Municipal Bonds of this nature include the possibility that appropriation of funds for a particular project or equipment may be discontinued. The Sponsor cannot predict the likelihood of nonappropriation of funds for these types of lease revenue Municipal Bonds.

      Certain of the Bonds in the Trust Funds may be sales and/or use tax revenue bonds whose revenues are derived from the proceeds of a special sales or use tax. Such taxes are generally subject to continuing Legislature approval. Payments may be adversely affected by reduction of revenues due to decreased use of a facility or decreased sales.

      Certain of the Municipal Bonds in the State Trusts may be "zero coupon" bonds, i.e., an original issue discount bond that does not provide for the payment of current interest. Zero coupon bonds are purchased at a deep discount because the buyer receives a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently. For the Federal tax consequences of original issue discount bonds such as the zero coupon bonds, see "Federal Tax Status of the State Trusts."

      Investors should be aware that many of the Municipal Bonds in the State Trusts are subject to continuing requirements such as the actual use of Municipal Bond proceeds or manner of operation of the project financed from Municipal Bond proceeds that may affect the exemption of interest on such Municipal Bonds from Federal income taxation. Although at the time of issuance of each of the Municipal Bonds in the State Trusts an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, there can be no assurance that the respective issuers or other obligers on such obligations will fulfill the various continuing requirements established upon issuance of the Municipal Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Municipal Bonds, thereby reducing the value of the Municipal Bonds and subjecting Unitholders to unanticipated tax liabilities.

      Federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

      Certain issues of the Municipal Bonds in the State Trusts represent "moral obligations" of another governmental entity. In the event that the issuer of the Municipal Bond defaults in the repayment thereof, such other governmental entity lawfully may, but is not obligated to, discharge the obligation of the issuer to repay such Municipal Bond.

      If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such Municipal Bonds becomes a moral commitment but not a legal obligation of the State or municipality in question. Even though the State may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the State legislature and accordingly does not constitute a legally enforceable obligation or debt of the State. The agencies or authorities generally have no taxing power.

      To the best of the Sponsor's knowledge, as of the date of this Prospectus, there is no litigation pending with respect to any Municipal Bond which might reasonably be expected to have a material adverse effect on the Trust or any State Trust. Although the Sponsor is unable to predict whether any litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust, the Trust received copies of the opinions of bond counsel given to the issuing authorities at the time of original delivery of each of the Municipal Bonds to the effect that the Municipal Bonds had been validly issued and that the interest thereon is exempt from Federal income taxes.


   INSURANCE ON THE PORTFOLIOS

      All Municipal Bonds in the portfolio of the State Trusts are insured as to the scheduled payment of interest and principal, when due, by policies obtained directly by the Trust from Financial Guaranty Insurance Company ("Financial Guaranty") or by the Sponsor or by the issuer from Financial Guaranty, MBIA or other insurers. The insurance policies obtained by the Trust for a Series are non-cancelable and will continue in force so long as such State Trust is in existence, Financial Guaranty remains in business and the Municipal Bonds described in the policy continue to be held in such State Trusts. The premium for any insurance policy or policies obtained by an issuer of Municipal Bonds or the Sponsor has been paid in advance by such issuer or the Sponsor and any such policy or policies are non-cancelable and will remain in force so long as the Municipal Bonds so insured are outstanding and the insurer and/or insurers referred to below remain in business. A monthly premium is paid by each State Trust for the insurance obtained by the Trust, which is payable from the interest received by such State Trust. In those instances where Municipal Bond insurance is obtained by the issuer or the Sponsor directly from an insurer, no premiums for insurance are paid by the State Trust and such bonds are not covered by the State Trust's policy. Nonpayment of premiums on the policy obtained by the State Trust will not result in the cancellation of such insurance but will force the insurer to take action against the Trustee to recover premium payments due it. Premium rates for each issue of

   Municipal Bonds protected by the policy obtained by the Trust are fixed for the life of the appropriate State Trusts. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims paying ability of any such insurer deteriorates, no other insurer has an obligation to insure any issue adversely affected by either of the above describe events.

      The aforementioned insurance guarantees the scheduled payment of principal and interest on the Municipal Bonds of each State Trust. It does not guarantee the market value of the Municipal Bonds or the value of the Units of a State Trust. The insurance obtained by the Trust is only effective as to Municipal Bonds owned by and held in a State Trust and the price which an individual pays on acquisition of Units, or receives on redemption or resale of Units, does not, except as indicated below, include any element of value for the insurance obtained by the Trust. Unitholders should recognize that in order to receive any benefit from the portfolio insurance obtained by the State Trust, they must be owners of the Units of a State Trust at the time the Trustee becomes entitled to receive any payment from the insurer for such State Trust. Insurance obtained by the issuer or the Sponsor of a Municipal Bond is effective so long as the Municipal Bond is outstanding, whether or not held by the State Trust.

      Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee, upon the sale of a Municipal Bond under the Trust's insurance policy, has the right to obtain permanent insurance with respect to such Municipal Bond (i.e., insurance to the maturity of the Municipal Bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance with respect to Municipal Bonds in the State Trust only if upon such exercise the Trust would receive net proceeds (i.e., the value of such Municipal Bond if sold as an insured Municipal Bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond was sold on an uninsured basis. The insurance premium with respect to each Municipal Bond is determined based upon the insurability of each Municipal Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.

      Insurance obtained for a State Trust, under normal circumstances, has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance for the purpose of computing the price or redemption value of Units only in circumstances where the credit quality of an underlying Municipal Bond has significantly deteriorated. Insurance obtained by the issuer of a Municipal Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

      The value to be added to such Municipal Bonds shall be an amount equal to the excess, if any, by which the net proceeds realizable from the sale of the Municipal Bond on an insured basis exceeds the sum of (i) the net proceeds receivable from the sale of the Municipal Bonds on an uninsured basis plus
   (ii) the insurance premium attributable to the Permanent Insurance.
   Insurance obtained by the issuer of a Municipal Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

      Under the provisions of the aforementioned insurance, Financial Guaranty unconditionally and irrevocably agrees to pay to Citibank, N.A., or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the covered Municipal Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Municipal Bonds. The term "due for payment" means, when referring to the principal of a Municipal Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Municipal Bond, the stated date for payment of interest. When the interest on a Municipal Bond shall have been determined, as provided in the underlying documentation relating to such Municipal Bond, to be subject to Federal income taxation, "due for payment" also means, when referring to the principal of such Municipal Bond, the date on which such Municipal Bond has been called for mandatory redemption as a result of such determination of taxability, and when referring to interest on such Municipal Bond, the accrued interest at the rate provided in such documentation to the date on which such Municipal Bond has been called for such mandatory redemption, together with any applicable redemption premium.

      Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Municipal Bond, appurtenant coupon or right to payment of principal or interest on such Municipal Bond and shall be fully subrogated to all the Trustee's rights thereunder, including the right to payment thereof.

      FINANCIAL GUARANTY INSURANCE COMPANY. The policy obtained by the Trust was issued by Financial Guaranty, a New York stock insurance company. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company (the "Corporation"). The Corporation is a wholly owned subsidiary of General Electric Capital Corporation ("GECC"). Neither the Corporation nor GECC is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 1994 the total capital and surplus of Financial Guaranty was approximately $871,000,000. Copies of Financial Guaranty's financial statements, prepared on the basis of statutory accounting principles, and the Corporation's financial statements, prepared on the basis of generally accepted accounting principles, may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006,
   Attention: Communications Department (telephone number is (212) 312-3000) or to the New York State Insurance Department at 160 West Broadway, 18th Floor, New York 10013, Attention: Property Companies Bureau (telephone number

   (212) 621-0389).

      In addition, Financial Guaranty is currently authorized to write with insurance in all 50 states and the District of Columbia.

      The information relating to Financial Guaranty contained above has been furnished by such corporation. The financial information contained herein with respect to such corporation is unaudited but appears in reports or other materials filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof but the Sponsor is not aware that the information herein is inaccurate or incomplete.

      In determining whether to insure bonds, Financial Guaranty has applied its own standards, which are not necessarily the same as the criteria used in regard to the selection of bonds by the Sponsor. This decision is made prior to the Date of Deposit, as bonds not covered by such insurance are generally not deposited in the Trust. The insurance obtained by the Trust covers Municipal Bonds deposited in each State Trust and physically delivered to the Trustee in the case of bearer bonds or registered in the name of the Trustee or its nominee for Municipal Bonds held in book-entry form. Contracts to purchase Municipal Bonds are not covered by the insurance obtained by the Trust, although Municipal Bonds underlying such contracts are covered by insurance upon physical delivery to the Trustee.

      The contract of insurance relating to the State Trusts and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Trust. Otherwise, neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Trust or the Sponsor, except that Kemper Reinsurance Co., an affiliate of the Sponsor, has participated to a very limited extent, pursuant to an exemptive order obtained from the Securities and Exchange Commission, in the reinsurance program of Financial Guaranty. Neither the State Trusts, the related Units nor the portfolios of such State Trusts are otherwise insured directly or indirectly by FGIC Corporation.

      AMBAC INDEMNITY CORPORATION. AMBAC Indemnity Corporation ("AMBAC") is a Wisconsin-domiciled stock insurance company, regulated by the Office of the Commissioner of Insurance of the State of Wisconsin, and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets (unaudited) of approximately $1,988,000,000 and statutory capital (unaudited) of approximately $1,148,000,000 as of September 30, 1993. Statutory capital consists of AMBAC policyholders' surplus and statutory contingency reserve. AMBAC is a wholly owned subsidiary of AMBAC Inc., a 100% publicly-held company. Moody's Investors Service, Inc. and Standard & Poor's have both assigned a AAA claims-paying ability rating to AMBAC. Copies of AMBAC's financial statements prepared in accordance with statutory accounting standards are available from AMBAC. The address of AMBAC's administrative offices and its telephone number at One State Street Plaza, 17th Floor, New York, New York 10004 and (212) 668-0340. AMBAC has entered into quota share reinsurance agreements under which a percentage of the insurance underwritten pursuant to certain municipal bonds insurance programs of AMBAC has been and will be assumed by a number of foreign and domestic unaffiliated reinsurers.

      MBIA INSURANCE CORPORATION. MBIA Insurance Corporation ("MBIA Corporation") is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation, which commenced municipal bond insurance operations on January 5, 1987, is a limited liability corporation rather than a several liability association. MBIA Corporation is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia and the Commonwealth of Puerto Rico.

      As of September 30, 1994 MBIA Corporation had admitted assets of $3.3 billion (unaudited), total liabilities of $2.2 billion (unaudited), and total capital and surplus of $1.1 billion (unaudited) prepared in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Standard & Poor's has rated the claims paying ability of MBIA "AAA." Copies of MBIA Corporation's financial statements prepared in accordance with statutory accounting practices are available form MBIA Corporation. The address of MBIA Corporation is 113 King Street, Armonk, New York 10504.

      Effective December 31, 1989 MBIA Inc. acquired Bond Investors Group, Inc. On January 5,1990, the Insurer acquired all of the outstanding stock of Bond Investors Group, Inc., The parent of BIG, now known as MBIA Insurance Corp. of Illinois. Though a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to the Insurer and the Insurer has reinsured BIG's net outstanding exposure.

      Moody's Investors Service rates all bonds issues insured by MBIA "Aaa" and short-term loans "MIG1," both designated to be of the highest quality. Standard & Poor's rates all new issues insured by MBIA "AAA."

      FINANCIAL SECURITY ASSURANCE. Financial Security Assurance ("Financial Security" or "FSA") is monoline insurance company incorporated on March 16, 1984 under the laws of the State of New York. The operations of Financial Security commenced on July 25, 1985, and Financial Security received its New York State insurance license on September 23, 1985. Financial Security and its two wholly owned subsidiaries are licensed to engage in financial guaranty insurance business in 49 states, the District of Columbia and Puerto Rico.

      Financial Security and its subsidiaries are engaged exclusively in the business of writing financial guaranty insurance, principally in respect of asset-backed and other collateralized securities offered in domestic and foreign markets. Financial Security and its subsidiaries also write financial guaranty insurance in respect of municipal and other obligations and reinsure financial guaranty insurance policies written by other leadings insurance companies. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of these securities, in consideration for payment of a premium to the insurer.

      Financial Security is 91.6% owned by U S West, Inc., and 8.4% owned by The Tokio Marine and Fire Insurance Co., Ltd. ("Tokio Marine"). Neither U S WEST, Inc. nor Tokio Marine is obligated to pay the debts of or the claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department.

      As of March 31, 1993, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $479,110,000 (unaudited) and $220,078,000 (unaudited), and the total shareholder's equity and the unearned premium reserve, respectively of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $628,119,000 (unaudited) and $202,493,000 (unaudited).

      Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York 10022,
   Attention: Communications Department. Financial Security's Telephone number is (212) 826-0100.

      Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written by Financial Security or either of its subsidiaries are insured among such companies at an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsurers a portion of its liabilities under certain of its financial guaranty insurance policies with unaffiliated reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit Financial Security's obligations under any financial guaranty insurance policy.

      Financial Security's claims-paying ability is rated "Aaa" by Moody's Investors Service, Inc., and "AAA" by Standard & Poor's, Nippon Investors Service Inc., Duff & Phelps Inc. and Australian Ratings Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

      CAPITAL GUARANTY INSURANCE COMPANY. Capital Guaranty Insurance Company ("Capital Guaranty") was incorporated in Maryland on June 25, 1986, and is wholly owned subsidiary of Capital Guaranty Corporation, a Maryland insurance holding company. Capital Guaranty Corporation is a publicly owned company whose shares are traded on the New York Stock Exchange.

      Capital Guaranty Insurance Company is authorized to provide insurance in all 50 states, the District of Columbia and three U.S. territories. Capital Guaranty focuses on insuring municipal securities and provides policies which guaranty the timely payment of principal and interest when due for payment on new issue and secondary market issue municipal bond transactions. Capital Guaranty's claims-paying ability is rated "Triple-A" by both Moody's and Standard & Poor's.

      As of September 30, 1994, Capital Guaranty had $14.6 billion in net exposure outstanding (excluding defeased issues). The total policyholders' surplus and contingency reserve of Capital Guaranty was $293,036,690 (unaudited), and the total admitted assets were $193,194,000 (unaudited) as reported to the Insurance Department of the State of Maryland. Financial statements for Capital Guaranty Insurance Company, that have been prepared in accordance with statutory insurance accounting standards, are available upon request. The address of Capital Guaranty's headquarters is Steuart Tower, 22nd Floor, One Market Plaza, San Francisco, CA 94105-1413 and the telephone number is (415) 995-8000.

      Because the Municipal Bonds are insured as to the scheduled payment of principal and interest and on the basis of the financial condition and the method of operation of the insurance companies referred to above, either Standard & Poor's or Moody's has assigned to the State Trusts' Units its "AAA" or "Aaa" investment rating, respectively, and, in addition, Moody's has assigned its "Aaa" investment rating to each of the Municipal Bonds covered by the Financial Guaranty policy while held in the Trust. These are the highest ratings assigned to securities by such rating agencies. See "Description of Securities Ratings" herein. These ratings should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the State Trusts or the Units. There is no guarantee that the "AAA" or "Aaa" investment ratings will be maintained.

      On the date shown under "Essential Information" in Part Two, the Estimated Long-Term and Current Returns per Unit for the Trust, after payment of the insurance premium, if any, were as indicated. The Estimated Long-Term and Current Returns per Unit for a trust with an identical portfolio without the insurance obtained by the Trust would have been higher on such date.

      An objective of the portfolio insurance obtained by the Trust is to obtain a higher yield on the portfolio of the Series of the Trust than would be available if all the Municipal Bonds in such portfolios had Standard &
   Poor's "AAA" rating and/or Moody's "Aaa" rating, and at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Municipal Bonds. There is, of course, no certainty that this result will be achieved. Municipal Bonds in a Series of the Trust which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's. In selecting such Municipal Bonds for the portfolio, the Sponsor has applied the criteria described above.

      In the event of nonpayment of interest or principal, when due, in respect of a Municipal Bond, the appropriate insurer shall make such payment not later than 30 days after it has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof.

      The Internal Revenue Service has issued a letter ruling which holds, in effect, that insurance proceeds representing maturing interest on defaulted municipal obligations paid to municipal bond funds substantially similar to the Trust, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code. Holders of Units in the State Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. Furthermore, Chapman and Cutler, counsel for the Sponsor, has given an opinion to the effect that such payment of proceeds would be excludable from Federal gross income to the same extent that such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "Federal Tax Status of the State Trusts."


   DISTRIBUTION REINVESTMENT

      Each Unitholder of a State Trust may elect to have distributions of principal (including capital gains, if any) or interest or both automatically invested without charge in shares of any mutual fund underwritten or advised by Kemper Financial Services, Inc., an affiliate of the sponsor (the "Kemper Funds") which are registered in the Unitholder's State of Residence, other than those Kemper Funds sold with a contingent deferred sales charge. Since the portfolio securities and investment objectives of such Kemper Funds may differ significantly from that of the Trust, Unitholders should carefully consider the consequences, including the fact that distributions from such Kemper Funds may be taxable, before selecting such Kemper Funds for reinvestment. Detailed information with respect to the investment objectives and the management of the Funds is contained in their respective prospectuses, which can be obtained from the Sponsor, and many investment firms, upon request. An investor should read the appropriate prospectus prior to making the election to reinvest.

      A Unitholder who desires to have such distributions automatically reinvested without charge should file a written notice of election with the Program Agent referred to below. Such election must be received by the Program Agent at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Program Agent. See "Unitholders - Distributions to Unitholders."

      The Program Agent is Investors Fiduciary Trust Company. All inquiries concerning participation in distribution reinvestment should be directed to the Kemper Service Company, service agent for the Program Agent at P.O. Box 419430, Kansas City, Missouri 64173-0216, telephone (800) 422-2848.


   INTEREST, ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

      As of the opening of business on the date indicated therein, the Estimated Current Returns and the Estimated Long-Term Returns for each State Trust were as set forth under "Essential Information" for the applicable State Trust in Part Two of this Prospectus. Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, the Sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in Purchased Interest in the case of Kemper Defined Funds; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the State Trust and (2) takes into account the expenses and sales charge associated with each State Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the State Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future.
   Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.


   FEDERAL TAX STATUS OF THE STATE TRUSTS

      All Municipal Bonds deposited in the State Trusts were accompanied by copies of opinions of bond counsel given to the issuers thereof at the time of original delivery of the Municipal Bonds to the effect that the interest thereon is excludable from gross income for Federal income taxes. In addition, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Municipal Bonds, when held by residents of the state in which the issuers of such Municipal Bonds are located, from State income taxes and, where applicable, local income taxes. Gain realized on the sale or redemption of the Municipal Bonds by the Trustee or of a Unit by a Unitholder is, however, includable in gross income for Federal income tax purposes. Such gain does not include any amounts received in respect of accrued interest or earned original issue discount. It should be noted that under recently enacted legislation described below that subjects accretion of market discount on tax-exempt bonds to taxation as ordinary income, gain realized on the sale or redemption of Municipal Bonds by the Trustee or of Units by a Unitholder that would have been treated as capital gain under prior law is treated as ordinary income to the extent it is attributable to accretion of market discount. Market discount can arise based on the price a Trust Fund pays for Municipal Bonds or the price a Unitholder pays for his or her Units.

      In connection with the offering of Units of the State Trusts, neither the Sponsor, the Trustee, the Auditors nor their respective counsel have made any review of the proceedings relating to the issuance of the Municipal Bonds or the bases for such opinions.

      In the opinion of Chapman and Cutler, counsel for the Sponsor:

         Each State Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status when distributed to Unitholders, except to the extent such interest is subject to the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below.

         Exemption of interest and accrued original issue discount on any Municipal Bonds for Federal income tax purposes does not necessarily result in tax-exemption under the laws of the several states as such laws vary with respect to the taxation of such securities and in many states all or part of such interest and accrued issue discount may be subject to tax.

         Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective State Trust in the proportion that the number of Units of such Trust held by him bears to the total number of Units outstanding of such State Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such State Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by a State Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds during the period from the Unitholder's settlement date to the date such Bonds are delivered to a State Trust and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder. The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the State Trust's assets ratably according to the value as of the date of acquisition of the Units. The basis of each Unit and of each Municipal Bond which was issued with original issue discount must be increased by the amount of the accrued original issue discount and the basis of each Unit and of the Unitholder's interest in each Municipal Bond which was acquired by such Unitholder at a premium must be reduced by the annual amortization of Municipal Bond premium. The tax cost reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to his original cost.

         Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

      Sections 1288 and 1272 of the Internal Revenue Code of 1986 (the "Code") provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Municipal Bond, depending on the date the Municipal Bond was issued. In addition, special rules apply if the purchase price of a Municipal Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price"). The application of these rules will also vary depending on the value of the Municipal Bond on the date a Unitholder acquires his Units, and the price the Unitholder pays for his Units. Investors with questions regarding these Code sections should consult with their tax advisers.

      "The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued) subject to a statutory "de minimis" rule. Market discount can arise based on the price a Trust pays for Municipal Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust Fund holds a Municipal Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Municipal Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

      In the case of certain corporations, the alternative minimum tax and the Superfund Tax depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all the Bonds in a State Trust. Unitholders are urged to consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

      Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a State Trust is not deductible for Federal income tax purposes.
   The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding these issues should consult with their tax advisers.

      In the case of certain Municipal Bonds in the State Trusts, the opinions of bond counsel indicate that interest on such securities received by a "substantial user" of the facilities being financed with the proceeds of these securities or persons related thereto, for periods while such securities are held by such a user or related person, will not be excludable from Federal gross income, although interest on such securities received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

      In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35% effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

      Under existing law, the State Trusts are not associations taxable as a corporation and the income of the Trust Funds will be treated as the income of the Unitholders under the income tax laws of the State of Missouri.

      All statements of law in the Prospectus concerning exclusion from gross income for Federal, State or other tax purposes are the opinions of counsel and are to be so construed.

      At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the State Trusts of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

      Section 86 of the Code, in general, provides that fifty percent of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of the Social

   Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

      In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85 percent of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for married taxpayers, $44,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

      Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from the Trust Fund, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include fifty percent or eighty-five percent of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

      For a discussion of the State tax status of income earned on Units of a State Trust, see the discussion of tax status for the applicable trust. Except as noted therein, the exemption of interest on State and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any State or city. The laws of the several States vary with respect to the taxation of such obligations.

   DESCRIPTION AND STATE TAX STATUS OF THE STATE TRUSTS

      ALABAMA TRUSTS. Alabama's economy has experienced a major trend toward industrialization over the past two decades. By 1990, manufacturing accounted for 26.7% of Alabama's Real Gross State Product (the total value of goods and services produced in Alabama). During the 1960s and 1970s the State's industrial base became more diversified and balanced, moving away from primary metals into pulp and paper, lumber, furniture, electrical machinery, transportation equipment, textiles (including apparel), chemicals, rubber and plastics. Since the early 1980s, modernization of existing facilities and an increase in direct foreign investments in the State has made the manufacturing sector more competitive in domestic and international markets.

      Among several leading manufacturing industries have been pulp and papers and chemicals. In recent years Alabama has ranked as the fifth largest producer of timber in the nation. The State's growing chemical industry has been the natural complement of production of wood pulp and paper. Mining, oil and gas production and service industries are also important to Alabama's economy. Coal mining is by far the most important mining activity.

      Major service industries that are deemed to have significant growth potential include the research and medical training and general health care industries, most notably represented by the University of Alabama medical complex in Birmingham and the high technology research and development industries concentrated in the Huntsville area.

      Real Gross State Product. Real Gross State Product (RGSP) is a comprehensive measure of economic performance for the State of Alabama. Alabama's RGSP is defined as the total value of all final goods and services produced in the State in constant dollar terms. Hence, changes in RGSP reflect changes in final output. From 1984 to 1990 RGSP originating in manufacturing increased by 22.99% whereas RGSP originating in all the non-manufacturing sectors grew by 17.88%.

      Those non-manufacturing sectors exhibiting large percentage increases in RGSP originating between 1984 and 1990 were 1) Services; 2) Trade; 3) Farming; and 4) Finance, Insurance and Real Estate. From 1984 to 1990 RGSP originating in Services increased by 35.07%; Trade grew by 21.53%; Farming increased by 19.78%; and the gain in Finance, Insurance and Real Estate was 19.19%. The present movement toward diversification of the State's manufacturing base and a similar present trend toward enlargement and diversification of the service industries in the State are expected to lead to increased economic stability.

      Employment. The recent national economic recession was felt severely in Alabama. The manufacturing growth described above reached a peak in 1979, and was followed by a decrease in activity. The national economic recession was principally responsible for this decline. The State's industrial structure is particularly sensitive to high interest rates and monetary policy, and the resulting unemployment during 1981-1984 was acute. Unemployment rates have improved as the impact of the national economic recovery has benefited the State. The economic recovery experienced on the national level since 1982 has been experienced in Alabama as well, but to a different degree and with a time lag.

      Among other risks, the State of Alabama's economy depends upon cyclical industries such as iron and steel, natural resources, and timber and forest products. As a result, economic activity may be more cyclical than in certain other Southeastern states. The national economic recession in the early 1980s caused a decline in manufacturing activity and natural resource consumption, and Alabama's unemployment rate was 14.4% in 1982, significantly higher than the national average. Unemployment remains high in some rural areas of the State. A trend towards diversification of the State's economic base and an expansion of service industries may lead to improved economic stability in the future, although there is no assurance of this.

      Political subdivisions of the State of Alabama have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing governmental service before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.

      Deterioration of economic conditions could adversely affect both tax and other governmental revenues, as well as revenues to be used to service various revenue obligations, such as industrial development obligations. Such difficulties could affect the market value of the bonds held by the Alabama Trust and thereby adversely affect Unitholders.

      The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Alabama Trust are subject. Additionally, many factors including national economic social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Alabama Trust to pay interest on or principal of the Bonds.

      At the time of the closing for each Alabama Trust, Special Counsel to the Fund for Alabama tax matters rendered an opinion under then existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation substantially to the effect that:

         (1) The Alabama Trust is not taxable as a corporation for purposes of the Alabama income tax.

         (2) Income of the Alabama Trust, to the extent it is taxable, will be
             taxable to the Unitholders, not     the Alabama Trust.

         (3) Each Unitholder's distributive share of the Alabama Trust's net income will be treated as the income of the Unitholder for purposes of the Alabama income tax.

         (4) Interest on obligations held by the Alabama Trust which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.

         (5) Any proceeds paid to the Alabama Trust under insurance policies issued to the Sponsor or under individual policies obtained by the Sponsor, the issuer or underwriter of the respective obligations which represent maturing interest on defaulted obligations held by the Trustee will be exempt from Alabama income tax if and to the same extent as such interest would be exempt from such taxes if paid directly by the issuer of such obligations.

         (6) Each Unitholder will, for purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by the Alabama Trust as though the Bonds were sold or disposed of directly by the Unitholders.

         (7) Gains realized on the sale or redemption of Units by Unitholders, who are subject to the Alabama income tax will be includable in the Alabama income of such Unitholders.

      ARIZONA TRUSTS. The following brief summary regarding the economy of Arizona is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Arizona Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

      Arizona is the nation's sixth largest state in terms of area. Arizona's main economic sectors include services, tourism and manufacturing. Mining and agriculture are also significant, although they tend to be more capital than labor intensive. Services is the single largest economic sector. Many of these jobs are directly related to tourism.

      The unemployment rate in Arizona for 1993 was 6.2% and for 1992 was 7.4% compared to a national rate of 6.8% in 1993 and 7.4% in 1992. Job growth may be adversely affected by the closing of a major air force base near Phoenix and the bankruptcy of several major employers, including America West Airlines.

      In 1986, the value of Arizona real estate began a steady decline, reflecting a market which had been overbuilt in the previous decade with a resulting surplus of completed inventory. This decline adversely affected both the construction industry and those Arizona financial institutions which had aggressively pursued many facets of real estate lending. In the near future, Arizona's financial institutions are likely to continue to experience problems until the excess inventories of commercial and residential properties are absorbed. The problems of the financial institutions have adversely affected employment and economic activity. Longer prospects are brighter. Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades the State has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

      The state operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1995 refers to the year ending June 30, 1995.

      Total General Fund revenues of $4.3 billion are expected during fiscal year 1995. Approximately 44.5% of this budgeted revenue comes from sales and use taxes, 44.4% from income taxes (both individual and corporate) and 4.4% from property taxes. All taxes total approximately $4.0 billion, or 93% of General Funds revenues. Non-tax revenue includes items such as income from the state lottery, licenses, fees and permits, and interest.

      For fiscal year 1994 the budget called for expenditures of approximately $4.1 billion. These expenditures fell into the following major categories: education (47.4%), health and welfare (26.3%), protection and safety (4.0%), general government (15.5%) and inspection and regulation, natural resources and transportation (6.8%). The States's general fund expenditures for fiscal year 1995 are budgeted at approximately $4.7 billion.

      Most or all of the Bonds of the Arizona Trust are not obligations of the State of Arizona, and are not supported by the State's taxing powers. The particular source of payment and security for each of the Bonds is detailed in the instruments themselves and in related offering materials. There can be no assurances, however, with respect to whether the market value of marketability of any of the Bonds issued by an entity other than the State of Arizona will be affected by the financial or other condition of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the state, are subject to limitations imposed by Arizona's constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the legislature cannot appropriate revenues in excess of 7% of the total personal income of the state in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

      On July 21, 1994, the Arizona Supreme Court rendered its opinion in Roosevelt Elementary School District Number 66, et al. v. Dianne Bishop, et al. (the "Roosevelt Opinion"). In this opinion, the Arizona Supreme Court held that the present statutory financing scheme for public education in the State of Arizona does not comply with the Arizona constitution.
   Subsequently, the Arizona School Boards Association, with the approval of the appellants and the appellees to the Roosevelt Opinion, and certain Arizona school districts, filed with the Arizona Supreme Court motions for clarification of the Roosevelt Opinion, specifically with respect to seeking prospective application of the Roosevelt Opinion. On July 29, 1994, the Arizona Supreme Court clarified the Roosevelt Opinion to hold that such opinion will have prospective effect only.

      Certain other circumstances are relevant to the market value, marketability and payment of any hospital and health care revenue bonds in the Arizona Trust. The Arizona Legislature has in the past sought to enact health care cost control legislation. Certain other health care regulatory laws have expired. It is expected that the Arizona legislature will at future sessions continue to attempt to adopt legislation concerning health care cost control and related regulatory matters. The effect of any such legislation or of the continued absence of any legislation restricting hospital bed increased and limiting new hospital construction on the ability of Arizona hospitals and other health care providers to pay debt service on their revenue bonds cannot be determined at this time.

      Arizona does not participate in the federally administered Medicaid program. Instead, the state administers an alternative program, Arizona Health Care Cost Containment System ("AHCCCS"), which provides health care to indigent persons meeting certain financial eligibility requirements, through managed care programs. In fiscal year 1994, AHCCCS was financed approximately 60% by federal funds, 29% by state funds, and 11% by county funds.

      Under state law, hospitals retain the authority to raise with notification and review by, but not approval from, the Department of Health Services. Hospitals in Arizona have experienced profitability problems along with those in other states. At least two Phoenix based hospitals have defaulted on or reported difficulties in meeting their bond obligations in recent years.

      Insofar as tax-exempt Arizona public utility pollution control revenue bonds are concerned, the issuance of such bonds and the periodic rate increases needed to cover operating costs and debt service are subject to regulation by the Arizona Corporation Commission, the only significant exception being the Salt River Project Agricultural Improvement and Power District which, as a Federal instrumentality, is exempt from rate regulation. On July 15, 1991, several creditors of Tucson Electric Power Company ("Tucson Electric") filed involuntary petitions under Chapter 11 of the U.S. Bankruptcy Code to force Tucson Power to reorganize under the supervision of the bankruptcy court. On December 31, 1991, the Bankruptcy Court approved the utility's motion to dismiss the July petition after five months of negotiations between Tucson Electric and its creditors to restructure the utility's debts and other obligations. In December 1992, Tucson Electric announced that it had completed its financial restructuring. In January 1993, Tucson Electric asked the Arizona Corporation Commission for a 9.3% average rate. Tucson Electric serves approximately 270,000 customers, primarily in the Tucson area. Inability of any regulated public utility to secure necessary rate increases could adversely affect, to an indeterminable extent, its ability to pay debt service on its pollution control revenue bonds.

      Based on a recent U.S. Supreme Court ruling, the State has determined to refund $197 million, including statutory interest, in State income taxes previously collected from Federal retirees on their pensions. This payment will be made over a four-year period beginning with approximately $14.6 million in tax refunds in fiscal year 1994. A combination of tax refunds and tax credits will be used to satisfy this liability.

      At the time of the closing for each Arizona Trust, Special Counsel to the Fund for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

      For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Trust therefore will be treated as the income of the Unitholder under State law.

      For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

      To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

      Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholders settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

      Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust with represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather that the insurer, will pay debt service on the obligations.

      Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes.

      Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

      CALIFORNIA TRUSTS. The Trust will invest substantially all of its assets in California Municipal Obligations. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the"State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in official statements for various California Municipal Obligations.

      There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California Municipal Obligations held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

      California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 30 million represents 12% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $662 billion in 1991, accounts for 13% of all personal income in the nation. Total employment is almost 14 million, the majority of which is in the service, trade and manufacturing sectors.

      Reports issued by the State Department of Finance and other sources indicate that the States economy is suffering its worst recession since the 1930s, with prospects for recovery slower than for the nation as a whole. The State has lost over 800,000 jobs since the start of the recession in mid 1990 and additional job losses are expected before an upturn begins. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weaknesses statewide occurred in manufacturing, construction, services and trade and will be hurt in the next few years by continued cuts in federal defense spending and base closures. Unemployment is expected to remain well above the national average in 1994. The States economy is only expected to pull out of the recession slowly, following the national recovery which has begun. Delay in recovery will exacerbate shortfalls in State revenues.

      Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

      Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

      Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax" However, court decisions allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval.
   Significant elements of this initiative, "Proposition 62", have been overturned in recent court cases. An initiative proposed to reenact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

      California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consists of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on appropriations or funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.

      Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

      The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

      "Excess revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reduction. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

      During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations are expected to be $3.7 billion under the limit for Fiscal Year 1993-94.

      Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiative or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

      As of April 1, 1994, California had approximately $18.1 billion of general obligation bonds outstanding, and $5.6 billion remained authorized but unissued. In addition, at June 30, 1993, the State had lease-purchase obligations, payable from the State's General Fund, of approximately $4.0 billion. Of the States's outstanding general obligation debt, approximately 28% os presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the General Fund for debt service payments). Four general obligation bond propositions, totalling $5.9 billion, will be on the June, 1994 ballot. In Fiscal Year 1992-93, debt service on general obligation bonds and lease-purchase debt was approximately 4.1% of General Fund revenues. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.

      The principal sources of General Fund revenues in 1992-93 were the California personal income tax (44% of total revenues), the sales tax (38%), bank and corporation taxes (12%), and the gross premium tax on insurance (3%). California maintains a Special Fund for Economic Uncertainties (the "Economic Uncertainties Fund"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the Economic Uncertainties Fund are included for financial reporting purposes in the General Fund balance. In recent years, California has budgeted to maintain the Economic Uncertainties Fund at around 3% of General Fund expenditures but essentially no reserve is budgeted in 1992-93 or 1993-94 because reserves have been reduced by the recession.

      Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 34%).

      Since the start of 1990-91 Fiscal Year, the State has faced adverse economic, fiscal and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (K-14 education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State entered a period of budget imbalance, with expenditures exceeding revenues for four of the last five fiscal years through 1991-92.

      As the State fell into a deep recession in the summer of 1990, the State budget fell sharply out of balance in the 1990-91 and 1991-92 fiscal years, despite significant expenditure cuts and tax increases. The State has accumulated a $2.8 billion budget deficit by June 30, 1992. This deficit also severely reduced the State's cash resources, so that it had to rely on external borrowing in the short-term markets to meet its cash needs.

      With the failure to enact a budget by July 1, 1992, the State had no legal authority to pay many of its vendors until the budget was passed; nevertheless, certain obligations (such as debt service, school apportionments, welfare payments and employee salaries) were payable because of continuing or special appropriations or court orders. However, the State Controller did not have enough cash to pay all of these ongoing obligations as they came due, as well as valid obligations incurred in the prior fiscal year.

      Starting on July 1, 1992, the Controller was required to issue "registered warrants" in lieu of normal warrants backed by cash to pay many State obligations. Available cash was used to pay constitutionally mandated and priority obligations. Between July 1 and September 3, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants, all of which were called for redemption by September 4, 1992 following enactment of the 1992-93 Budget Act and issuance by the State of $3.3 billion of Interim Notes.

      The 1992-93 Budget Act, when finally adopted, was projected to eliminate the State's accumulation deficit, with additional expenditure cuts and a $1.3 billion transfer of State education funding costs to local governments by shifting local property taxes to school districts. However, as the recession continued longer and deeper than expected, revenues once again were far below projections, and only reached a level just equal to the amount of expenditures. Thus, the State continued to carry its $2.8 billion budget deficit at June 30, 1993.

      The 1993-94 Budget Act was similar to the prior year in reliance on expenditure cuts and an additional $2.6 billion transfer of costs to local government, particularly counties. A major feature of the budget was a two-year plan to eliminate the accumulated deficit by borrowing into the 1994-95 fiscal year. With the recession still continuing longer than expected, the 1994-95 Governor's Budget now projects that in the 1993-94 Fiscal Year, the General Fund will have $900 million less revenue and $800 million higher expenditures than budgeted. As a result revenues will only exceed expenditures by about $400 million. If this projection is met, it will be the first operating surplus in four years; however, some budget analysts outside the Department of Finance project revenues in the balance of 1993-94 will not even meet the revised, lower projection. In addition, the General Fund may have some unplanned costs for relief related to the January 17, 1994 Northward earthquake.

      The State has implemented its short-term borrowing as part of the deficit elimination plan, and has also borrowed additional sums to cover cash flow shortfalls in the spring of 1994, for a total of $3.2 billion, coming due in July and December, 1994. Repayment of these short-term notes will require additional borrowing, as the State's cash position continues to be adversely affected.

      The Governor's 1994-95 Budget proposal recognizes the need to bridge a gap of around $5 billion by June 30, 1995. Over $3.1 billion of this amount is being requested from the federal government as increased aid, particularly for costs associated with incarcerating, educating and providing health and welfare services to undocumented immigrants. However, President Clinton has not included these costs in his proposed Fiscal 1995 Budget. The rest of the budget gap is proposed to be closed with expenditure cuts and projected $600 million of new revenue assuming the State wins a tax case presently pending in the U.S. Supreme Court. Thus the State will once again face significant uncertainties and very difficult choices in the 1994-95 budget, as tax increases are unlikely and many cuts and budget adjustments have been made in the past three years.

      The State's severe financial difficulties for the current and upcoming budget years will result in continued pressure upon various local governments, particularly school districts and counties which depend on State aid. Despite efforts in recent years to increase taxes and reduce governmental expenditures, there can be no assurance that the State will not face budget gaps in the future.

      State general obligation bonds are currently rated "A1" by Moody's and "A" by S&P. Both of these ratings were recently reduced from "Aa" and "A+" levels, respectively. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

      The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

      On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments which caused a
   liquidity crisis for the Fund and the County.    Approximately 180 other
   public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County indicated that the Fund had lost about 27% of its initial deposits of approximately $7.4 billion. The County may suffer further losses as it sells investments to restructure the Fund. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects.

      The State of California has no obligations with respect to any bonds or other securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

      Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The Richmond United School District (Contra Costa County) entered bankruptcy proceedings in May 1991, but the proceedings have been dismissed.

      California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

      Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

      Several years ago the Richmond United School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court has upheld the validity of the District's lease, and the case has been settled. Any judgment in any future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of a similar nature by other California entities.

      The repayment of Industrial Development Securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

      Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

      Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the Issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

      The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

      Substantially all of California is within an active geologic region subject to major seismic activity. Any California Municipal Obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

      At the time of the closing for each California Trust, Special Counsel to each California Trust for California tax matters, rendered an opinion under then existing California income tax law applicable to taxpayers whose income is subject to California income taxation substantially to the effect that:

         (1) the California Trust is not an association taxable as a corporation and the income of the California Trust will be treated as the income of the Unitholders under the income tax laws of California;

         (2) amounts treated as interest on the underlying Securities in the California Trust which are exempt from tax under California personal income tax and property tax laws when received by the California Trust will, under such laws, retain their status as tax-exempt interest when distributed to Unitholders. However, interest on the underlying Securities attributed to a Unitholder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax. Further, certain interest which is attributable to a Unitholder subject to the California personal income tax and which is treated as an item of tax preference for purposes of the federal alternative minimum tax pursuant to Section 57(a)(5) of the Internal Revenue Code of 1986 may also be treated as an item of tax preference that must be taken into account in computing such Unitholder's alternative minimum taxable income for purposes of the California alternative minimum tax enacted by 1987 California Statutes, chapter 1138. However, because of the provisions of the California Constitution exempting the interest on bonds issued by the State of California, or by local governments within the state, from taxes levied on income, the application of the new California alternative minimum tax to interest otherwise exempt from the California personal income tax in some cases may be unclear;

         (3) under California income tax law, each Unitholder in the California Trust will have a taxable event when the California Trust disposes of a Security (whether by sale, exchange, redemption, or payment at maturity) or when the Unitholder redeems or sells Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gains when Units are sold or redeemed for an amount equal to, or less than, their original cost. The total cost of each Unit in the California Trust to a Unitholder is allocated among each of the Bond issues held in the California Trust (in accordance with the proportion of the California Trust comprised by each Bond issue) in order to determine his per Unit tax cost for each Bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per Unit tax cost of each Bond issue. Unitholders' bases in their units, and the bases for their fractional interest in each Trust asset, may have to be adjusted for their pro rata share of accrued interest received, if any, on Securities delivered after the Unitholders' respective settlement dates;

         (4) under the California personal property tax laws, bonds (including the Securities in the California Trust) or any interest therein is exempt from such tax;

         (5) any proceeds paid under the insurance policy issued to the California Trust with respect to the Securities which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations; and

         (6) under Section 17280(b)(2) of the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry Units of the California Trust is not deductible for the purposes of the California personal income tax. While there presently is no California authority interpreting this provision,
             Section 17280(b)(2) directs the California Franchise Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose. The Franchise Tax Board has not yet proposed or prescribed such regulations. In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed). In the absence of conflicting regulations or other California authority, the California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal Revenue Service interpretations of similar Federal provisions.

       At the respective times of issuance of the Securities, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax and California personal income tax are rendered by bond counsel to the respective issuing authorities. Except in certain instances in which Special Counsel acted as bond counsel to issuers of Securities, and as such made a review of proceedings relating to the issuance of certain Securities at the time of their issuance, Special Counsel has not made any special review for the California Trust of the proceedings relating to the issuance of the Securities or of the basis for such opinions.


      COLORADO TRUST. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve
   (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal years 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 2% for 1994 and 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) five percent of Colorado personal income or
   (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

      The 1992 General Fund balance was $133.3 million, which was $49.1 million below the Unappropriated Reserve requirement. The 1993 fiscal year ending General Fund balance was $326.6 million, or $196.7 million over the required Unappropriated Reserve and Emergency Reserve. Based on June 20, 1994 estimates, the 1994 fiscal year ending General Fund balance is expected to be $337.7 million, or $224.3 million over the required Unappropriated Reserve and Emergency Reserve.

      On November 3, 1992 voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and which could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defend as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

      The provisions of the Amendment are unclear and will probably require judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The bases for initial spending and revenue limits are fiscal year 1992 spending and 1991 property taxes collected in 1992. The bases for spending and revenue limits for fiscal year 1994 and later years will be the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new State real property taxes and local District income taxes.

      Litigation concerning several issues relating to the Amendment is pending in the Colorado courts. The litigation deals with three principal issues:
   (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and(iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September, 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; litigation regarding mill levy increases to pay general obligation bonds issued prior to the Amendment is still pending. Various cases addressing the remaining issues are at different stages in the trial and appellate process. The outcome of such litigation cannot be predicted at this time.

      According to the Colorado Economic Perspective, Fourth Quarter, FY 1993-94, June 20, 1994 (the "Economic Report"), inflation for 1992 was 3.8% and population grew at the rate of 2.8% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1994 fiscal year will be limited to 6.6% over expenditures during the 1993 fiscal year. The 1993 fiscal year is the base year for calculating the limitation for the 1994 fiscal year. The limitation for the 1995 fiscal year is projected to be 7.1%, based on projected inflation of 4.2% for 1993 and projected population growth of 2.9% during 1993. For the 1993 fiscal year, the General Fund revenues totalled $3,443.3 million and program revenues (cash funds) totalled $1,617.6 million, resulting in total estimated base revenues of $5,060.9 million. Expenditures for the 1994 fiscal year, therefore, cannot exceed $5,394.9 million. However, the 1994 fiscal year General Fund and program revenues (cash funds) are projected to be only $5,242.8 million, or $152.1 million less than expenditures allowed under the spending limitation.

      There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

      As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. On a GAAP basis, the State had unrestricted General Fund balances at June 30 of approximately $100.3 million in fiscal year 1988,

   $134.8 million in fiscal year 1989 $116.6 million in fiscal year 1990, $16.3 million in fiscal year 1991 and $133.3 million in fiscal year 1992 and $326.6 million in fiscal year 1993. The fiscal year 1994 unrestricted General Fund is currently projected to be $337.7 million.

      For fiscal year 1993, the following tax categories generated the following respective revenue percentages of the States's $3,443.3 million total gross receipts: individual taxes represented 51.1% of gross fiscal year 1993 receipts; sales, use and excise taxes represented 31.3% of gross fiscal year 1993 receipts; and corporate income taxes represented 4.0% of gross fiscal year 1993 receipts. The final budget for fiscal year 1994 projects general fund revenues of approximately $3,570.8 million and appropriations of approximately $3,556.8 million. The percentages of general fund revenue generated by type of tax for fiscal year 1994 are not expected to be significantly different from fiscal year 1993 percentages.

      Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities.
   The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

      Based on data published by the State of Colorado, Office of State Planning and Budgeting as presented in the Economic Report, over 50% of non-agricultural employment in Colorado in 1993 was concentrated in the retail and wholesale trade and service sectors, reflecting the importance of tourism to the State's economy and of Denver as a regional economic and transportation hub. The government and manufacturing sectors followed as the fourth and fifth largest employment sectors in the State, representing approximately 17.8% and 11.3%, respectively, of non-agricultural employment in the State in 1993.

      According to the Economic Report, the unemployment rate improved slightly from an average of 5.9% during 1992 to 5.2% during 1993. Total retail sales increased by 9.7% during 1993. Colorado continued to surpass the job growth rate of the U.S. with a 3.4% rate of growth projected for Colorado in 1994, as compared with 2.2% for the nation as a whole. However, the rate o job growth in Colorado is expected to decline in 1995, primarily due to the completion in 1994 of large public works projects such as Denver International Airport, Coors Baseball Field, and the Denver public Library renovation project.

      Personal income rose 6.6% in Colorado during 1992 and 5.5% in 1991. In 1992, Colorado was the twelfth fastest growing state in terms of personal income growth. However, because of heavy migration into the state and a large increase in low-paying retail sector jobs, per capita personal income in Colorado increased by only 3.8% in 1992, 0.1% below the increase in per capita personal income for the nation as a whole.

      Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

      At the time of the closing for each Colorado Trust, Special Counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

      Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

      With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

         (1) Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described;

         (2) Interest on Bonds that would not be includable in income for income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

         (3) Any proceeds paid under an insurance policy or policies issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal cause by the issuer of the defaulted obligations;

         (4) Any proceeds paid under individual policies obtained by issuers of Bonds in the Colorado Trust which represent maturing interest on defaulted obligations held by the Trustee will not be includable in income for Colorado income tax purposes if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations;

         (5) Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholders share of interest, if any, accuring on Bonds during the interval between the Colorado Unitholders settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

         (6) Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

         (7) If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

      Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.



      FLORIDA TRUSTS. Florida's economy has in the past been highly dependent on the construction industry and construction related manufacturing. This dependency has declined in recent years and continues to do so as a result of continued diversification of the State's economy. For example, in 1980 total contract construction employment as a share of total non-farm employment was just over seven percent and in 1993 the share had edged downward to five percent. This trend is expected to continue as Florida's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry with single and multi-family housing starts accounting for 8.5% of total U.S. housing starts in 1993 while the State's population is 5.3% of the U.S.

   total population. Florida's housing starts since 1980 have represented an average of 11.0% of the U.S.'s total annual starts, and since 1980 total housing starts have averaged 156,450 a year.

      A driving force behind the State's construction industry has been the State's rapid rate of population growth. Although Florida currently is the fourth most populous state (with an estimated population of 13.4 million), its annual population growth is now projected to decline as the number of people moving into the State is expected to hover near the mid 250,000 range annually throughout the 1990s. This population trend should provide fuel for business and home builders to keep construction activity lively in Florida for some time to come. However, other factors do influence the level of construction in the State. For example, Federal tax reform in 1986 and other changes to the Federal income tax code have eliminated tax deductions for owners of two or more residential real estate properties and have lengthened depreciation schedules on investment and commercial properties. Economic growth and existing supplies of homes also contribute to the level of construction activity in the State.

      Since 1980, the State's job creation rate is almost twice the rate for the nation as a whole, and its growth rate in new non-agricultural jobs is the fastest of the 11 most populous states and second only to California in the total number of new jobs created. Contributing to the State's rapid rate of growth in employment and income is international trade. Since 1980, the State's unemployment rate has generally been below that of the U.S. In recent years, however, as the State's economic growth has slowed from its previous highs, the State's unemployment rate has tracked above the national average. The average in Florida since 1980 has been 6.5% while the national average is 7.1%. According to the U.S. Department of Commerce, the Florida Department of Labor and Employment Security, and the Florida Consensus Economic Estimating Conference (together, the "Organization"), the State's
   unemployment rate was 8.2% during 1992.   As of January, 1994, the
   Organization estimates that the unemployment rate will be 6.7% for 1993-94 and 6.1% in 1994-95.

      The rate of job creation in Florida's manufacturing sector has exceeded that of the U.S. From the beginning of 1980 through 1993, the State added over 50,100 new manufacturing jobs, an 11.7% increase. During the same period, national manufacturing employment declined ten out of the fourteen years, for a loss of 2,977,000 jobs.

      Total non-farm employment in Florida is expected to increase 2.7% in 1993-94 and rise 3.8% in 1994-95. Trade and services, the two largest figures, account for more than half of the total non-farm employment. Employment in the service sectors should experience an increase of 3.9% in 1993-94, while growing 4.9% in 1994-95. Trade is expected to expand 2.2% in 1994 and 3.4% in 1995. The service sector is now the State's largest employment category.

      Tourism is one of Florida's most important industries. Approximately 41.1 million tourists visited the State in 1993, as reported by the Florida Department of Commerce. In terms of business activities and state tax revenues, tourists in Florida in 1993 represented an estimated 4.5 million additional residents. Visitors to the State tend to arrive equally by air and car. The State's tourism industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. Tourist arrivals are expected to decline by almost two percent this year, but are expected to recover next year with 5.0% growth. By the end of the State's current fiscal year, 41.0 million domestic and international tourists are expected to have visited the State. In 1994-95, tourist arrivals should approximate 43.0 million.

      The State's per capita personal income in 1992 of $19,711 was slightly below the national average of $20,105 and significantly ahead of that for the southeast United States, which was $17,296. Real personal income in the State is estimated to increase 5.5% in 1993-94 and 4.7% in 1994-95. By the end of 1994-95, real personal income per capita in the State is projected to average 6.7% higher than its 1992-93 level.

      Compared to other states, Florida has a proportionately greater retirement age population which comprises 18.3% (as of April 1, 1991) of the State's population and is forecast to grow at an average annual rate of over 1.96% through the 1990s. Thus, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important source of income. For example, Florida's total wages and salaries and other labor income in 1993 was 62.0% of total income, while a similar figure for the nation for 1992 was 72.0%. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods. While many of the U.S.'s senior citizens choose the State as their place of retirement, the State is also recognized as attracting a significant number of working age people. Since 1982, the prime working age population (18-44) has grown at an average annual rate of 3.3%.

      In fiscal year 1991-92, approximately 64% of the State's total direct revenue to its three operating funds will be derived from State taxes, with federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, and beverage tax amounted to 68%, 7% and 5%, respectively, of total receipts by the General Revenue Fund during fiscal year 1991-92. In that same year, expenditures for education, health and welfare, and public safety amounted to 53%, 30% and 13.3%, respectively, of total expenditures from the General Revenue Fund.

      Hurricane Andrew left some parts of south Florida devastated. Post-Hurricane Andrew clean up and rebuilding have changed the outlook for the State's economy. Single and multi-family housing starts in 1993-94 are projected to reach a combined level of 118,000, increasing to 134,300 next year. Lingering recessionary effects on consumers and tight credit are two of the reasons for relatively slow core construction activity, as well as lingering effects from the 1986 tax reform legislation discussed above. However, construction is one of the sectors most severely affected by Hurricane Andrew. Low interest rates and pent up demand combined with improved consumer confidence should lead to improved housing starts. The construction figures above, include additional housing, starts as a result of destruction by Hurricane Andrew. Total construction expenditures are forecasted to increase 15.6% this year and increase 13.3% next year.

      The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

      Estimated fiscal year 1993-94 General Revenue plus Working Capital funds available total $13,582.7 million, an 8.4% increase over 1992-93. This reflects a transfer of $190 million, out of an estimated $220.0 million in non-recurring revenue due to Andrew, to a hurricane relief trust fund. Of the total General Revenue plus Working Capital funds available to the State, $12,943.5 million of that is Estimated Revenues (excluding the Andrew impact) which represents an increase of 7.3% over the previous year's Estimated Revenues. With effective General Revenues plus Working Capital Fund appropriations at $13,276.9 million, unencumbered reserves at the end of 1993-94 are estimated at $302.8 million. Estimated, fiscal year 1994-95 General Revenue plus Working Capital and Budget Stabilization funds available total $14,573.7 million, a 7.3% increase over 1993-94. This amount reflects a transfer of $159.00 million in non-recurring revenue due to Hurricane Andrew, to a hurricane relief trust fund. The 13,860.8 million is Estimated Revenues (excluding the Hurricane Andrew impact) represent an increase of 7.1% over the previous year's Estimated Revenues. The massive effort to rebuild and replace destroyed or damaged property in the wake of Andrew is responsible for the substantial positive revenue impacts shown here. Most of the impact is in the increase in the State's sales tax.

      In fiscal year 1992-93, approximately 62% of the State's total direct revenue to its three operating funds derived from State taxes, with Federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, intangible personal property tax, and beverage tax amounted to 68%, 7%, and 4%, respectively, of total General Revenue funds available during fiscal 1992-93. In that same year, expenditures for education, health and welfare, and public safety amounted to approximately 49%, 30%, and 11%, respectively, of total expenditures from the General Revenue Fund.

      The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for such use by such counties and the municipalities therein. In addition to this distribution, local governments may (by referendum) assess a 0.5% or a 1.0% discretionary sales tax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under Florida law. Certain charter counties have other taxing powers in addition, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. It alone cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%. For the fiscal year ended June 30, 1993, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) totalled $9,426.0 million, an increase of 12.5% over fiscal year 1991-92.

      The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

      The State imposes an alcoholic beverage wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totalling $442.2 million in the fiscal year ending June 30, 1993. Alcoholic beverage tax receipts declined 1.6% over the previous year. The revenues collected from this tax are deposited into the State's General Revenue Fund.

      The State imposes a corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1993, receipts from this source were $846.6 million, a decrease of 5.6% from fiscal year 1991-92.

      The State also imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The documentary stamp tax collections totaled $639.0 million during fiscal year 1992-93, a 27.0% increase from the previous fiscal year. Beginning in fiscal year 1992-93, 71.29% of these taxes are to be deposited to the General Revenue Fund.

      The State imposes a gross receipts tax on electric, natural gas, and telecommunications services. All gross receipts utilities tax collections are credited to the State's Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1992-93, this amounted to $447.9 million.

      The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is 2 mils. Second, the State imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. In fiscal year 1992-93, total tangible personal property tax collections were $783.4 million, a 33% increase over the prior year. Of the tax proceeds, 66.5% are distributed to the General Revenue Fund.

      The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50% to the public in prizes, 38% for use in enhancing education, and the balance, 12.0%, for costs of administering the lottery. Fiscal year 1992-93 lottery ticket sales totalled $2.13 billion, providing education with $810.4 million.

      The State's severance tax applies to oil, gas, and sulphur production, as well as the severance of phosphate rock and other solid minerals. Total collections from severance taxes total $64.5 million during fiscal year 1992-93, down 4.0% from the previous year. Currently, 60.0% of this amount is transferred to the General Revenue Fund.

      The State has continuously been dependent on the highly cyclical construction and construction related manufacturing industries. While that dependency has decreased, the State is still somewhat at the mercy of the construction and construction related manufacturing industries. The construction industry is driven to a great extent by the State's rapid growth in population. There can be no assurance that population growth will in fact continue throughout the 1990's in which case there could be an adverse impact on the State's economy through the loss of construction and construction related manufacturing jobs. Also, while interest rates remain low currently, an increase in interest rates could significantly adversely impact the financing of new construction within the State, thereby adversely impacting unemployment and other economic factors within the State. In addition, available commercial office space has tended to remain high over the past few years. So long as this glut of commercia rental space continues, construction of this type of space will likely continue to remain slow.

      At the end of fiscal 1993, approximately $5.61 billion in principal amount of debt secured by the full faith and credit of the State was outstanding.
   In addition, since July 1, 1993, the State issued about $1.13 billion in principal amount of full faith and credit bonds.

      The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believe a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

      Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on Florida's financial position.

      Florida law provides preferential tax treatment to insurers who maintain a home office in the State. Certain insurers challenged the constitutionality of this tax preference and sought a refund of taxes paid. Recently, the State Supreme Court ruled in favor of the State. This case and others, along with pending refund claims, total about $150 million.

      The State imposes a $295 fee on the issuance of certificates of title for motor vehicles previously titled outside the State. The State has been sued by plaintiffs alleging that this fee violates the Commerce Clause of the U.S. Constitution. The Circuit Court in which the case was filed has granted summary judgement for the plaintiffs and has enjoined further collection of the impact fee and has ordered refunds to all those who have paid the fee since the collection of the fee went into effect. The State has appealed the lower Court's decision and an automatic stay has been granted to the State allowing it to continue to collect the fee. The potential refund exposure to the State if it should lose the case may be in excess of $100 million.

      Florida maintains a bond rating of Aa and AA from Moody's Investors Service and Standard & Poor's, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue sources from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Municipal Obligations purchased by the Fund will not be adversely affected by any such changes.

      The sources for the information above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, the Sponsor has no reason to believe that the information is not correct in all material respects.

      At the time of the closing for each Florida Trust, Counsel to each Florida Trust for Florida tax matters, rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:

         (1) For Florida state income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes. In addition, Florida does not impose any income taxes at the local level.

         (2) Because Florida does not impose an income tax on individuals, non-corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida Trust. Any amounts paid to the Florida Trust or to non-corporate Unitholders residing in Florida under an insurance policy issued to the Florida Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes to the extent not included in gross income for Federal income tax purposes.

         (3) Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida Trust and on payments of interest pursuant to any insurance policy. Other corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220.

         (4) Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code.

         (5) Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangibles personal property tax or Florida sales or use tax.

      LOUISIANA TRUSTS. The following discussion regarding the financial condition of the state government may not be relevant to general obligation or revenue bonds issued by political subdivisions of and other issuers in the State of Louisiana (the "State"). Such information, and the following discussion regarding the economy of the State, is based upon information about general economic conditions that may or may not affect issuers of the Louisiana obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents, but is not aware of any facts which would render such information inaccurate. On December 19, 1990 the State received a rating upgrade on its general obligation bonds to the current Standard & Poor's rating of A from BBB-plus and was placed on Standard & Poor's Corporation's positive credit watch. Standard & Poor's cited improvements in the State's cash flow and fiscal reforms approved by voters in the fall of 1990. The current Moody's rating on the State's general obligation bonds remains unchanged at BBB-plus. There can be no assurance that the economic conditions on which these ratings were based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

      The Revenue Estimating Conference (the "Conference") was established by Act No. 814 of the 1987 Regular Session of the State Legislature. The Conference was established by the Legislature to provide an official estimate of anticipated State revenues upon which the executive budget shall be based, to provide for a more stable and accurate method of financial planning and budgeting and to facilitate the adoption of a balanced budget as is required by Article VII, Section 10(B) of the State Constitution. Act No. 814 provides that the Governor shall cause to be prepared an executive budget presenting a complete financial and programmatic plan for the ensuing fiscal year based only upon the official estimate of anticipated State revenues as determined by the Revenue Estimating Conference. Act No. 814 further provides that at no time shall appropriations or expenditures for any fiscal year exceed the official estimate of anticipated State revenues for that fiscal year. During the 1990 Regular Session of the Louisiana Legislature a constitutional amendment was approved (Act No. 1096), which was approved by the State electorate, granting constitutional status to the existence of the Revenue Estimating Conference without altering its structure, powers, duties and responsibilities which are currently provided by statute.

      The State General Fund is the principal operating fund of the State, and was established administratively to provide for the distribution of funds appropriated by the State Legislature for the ordinary expenses of the State government. Revenue is provided from the direct deposit of federal grants and the transfer of State revenues from the Bond Security and Redemption Fund after general obligation debt requirements are met.

   The Revenue Estimating Conference met in February of 1991 and reported a projected $437.5 million State General Fund surplus for the fiscal year ending June 30, 1991. This surplus will be available for expenditures during the Fiscal Year 1991-92. The beginning State General Fund surplus for fiscal year 1990-1991 was $702.3 million. The official recurring State General Fund estimate for Fiscal Year 1990-91 (Revenue Estimating Conference February 1991 as revised April 1991) is $4,173.5 million.

      The Transportation Trust Fund was established pursuant to (i) Section 27 of Article VII of the State Constitution and (ii) Act No. 16 of the First Extraordinary Session of the Louisiana Legislature for the year 1989 (collectively the "Act") for the purpose of funding construction and maintenance of state and federal roads and bridges, the statewide flood-control program, ports, airports, transit and state police traffic control projects and to fund the Parish Transportation Fund. The Transportation Trust Fund is funded by a levy of $0.20 per gallon on gasoline and motor fuels and on special fuels (diesel, propane, butane and compressed natural gas) used, sold or consumed in the state (the "Gasoline and Motor Fuels Taxes and Special Fuels Taxes"). This levy was increased from $0.16 per gallon (the "Existing Taxes") to the current $0.20 per gallon pursuant to Act No. 16 of the First Extraordinary Session of the Louisiana Legislature for the year 1989, as amended. The additional tax of $0.04 per gallon (the "Act 16 Taxes") became effective January 1, 1990 and will expire on the earlier of January 1, 2005 or the date on which obligations secured by the Act No. 16 taxes are no longer outstanding. The Transportation Infrastructure Model for Economic Development Account (the "TIME Account") was established in the Transportation Trust Fund. Moneys in the TIME Account will be expended for certain projects identified in the Act aggregating $1.4 billion and to fund not exceeding $160 million of additional capital transportation projects. The State issued $263,902,639.95 of Gasoline and Fuels Tax Revenue Bonds, 1990 Series A, dated April 15, 1990 payable from the (i) Act No. 16 Taxes,
   (ii) any Act No. 16 Taxes and Existing Taxes deposited in the Transportation Trust Fund, and (iii) any additional taxes on gasoline and motor fuels and special fuels pledged for the payment of said Bonds.

      The Louisiana Recovery District (the "Recovery District") was created pursuant to Act No. 15 of the First Extraordinary Session of the Legislature of Louisiana of 1988 to assist the State in the reduction and elimination of a deficit existing at the time and the delivery of essential services to its citizens and to assist parishes, cities and other units of local government experiencing cash flow difficulties. The Recovery District is a special taxing district the boundaries of which are coterminous with the State and is a body politic and corporate and a political subdivision of the State. The Recovery District issued $979,125,000 of Louisiana Recovery District Sales Tax Bonds, Series 1988, dated July 1, 1988, secured by (i) the revenues derived from the District's 1% statewide sales and use tax remaining after the costs of collection and (ii) all funds and accounts held under the Recovery District's General Bond Resolution and all investment earnings on such funds and accounts. As of June 30, 1990, the principal amount outstanding was $851,880,000. The Legislature passed tax measures which are projected to raise approximately $418 million in additional revenues for Fiscal Year 1990-91, the most important of which include the following: sales tax $328.3 million; hazardous waste tax $41.3 million; severance tax $39.2 million; income tax $14.9 million; and tobacco tax $14.0 million. The Legislature also passed several constitutional amendments which were approved by the state electorate, resulting in comprehensive budgetary reforms mandating that: both proposed and adopted budgets be balanced in accordance with the official forecast of the Revenue Estimating Conference; any new tax proposal be tied to specific expenditures; all mineral revenues earned by the State in excess of $750 million be placed in the Revenue Stabilization Mineral Trust Fund, to be used as a "rainy day fund"; and the regular legislative session must end prior to the completion of the fiscal year in order to streamline budgetary reporting and planning. The Legislature also adopted a proposed constitutional amendment which was approved by the State electorate permitting the creation of a Louisiana lottery. The lottery is projected to generate approximately $111 million per year in net revenues for the State. Only local governmental units levy ad valorem taxes at present. Under the 1921 State Constitution a 5.75 mills ad valorem tax was being levied by the State until January 1, 1973 at which time a constitutional amendment to the 1921 Constitution abolished the ad valorem tax. Under the 1974 State Constitution a State ad valorem tax of up to 5.75 mills was provided for but is not presently being levied. The property tax is underutilized at the parish level due to a constitutional homestead exemption from the property tax applicable to the first $75,000 of the full market value of single family residences. Homestead exemptions do not apply to ad valorem property taxes levied by municipalities, with the exception of the City of New Orleans. Since local governments are also prohibited from levying an individual income tax by the constitution, their reliance on State government is increased under the existing tax structure.

      The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Louisiana Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Louisiana Trust to pay interest on or principal of the Bonds.

      At the time of the closing for each Louisiana Trust, Special Counsel to each Louisiana Trust for Louisiana tax matters rendered an opinion under then existing Louisiana income tax law applicable to taxpayers whose income is subject to Louisiana income taxation substantially to the effect that:

         (1) The Louisiana Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.

         (2) The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for federal income tax purposes received by the Louisiana Trust with respect to such obligations will not be taxed to the Louisiana Trust or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.

         (3) To the extent that gain from the sale, exchange or other disposition of obligations held by the Louisiana Trust (whether as a result of a sale or exchange of such obligations by the Louisiana Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includable in the federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholders Louisiana taxable income; and

         (4) Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for federal income tax purposes described in this Prospectus.

      As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Internal Revenue Code of 1986, as amended (the "1986 Code"), contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions reducing the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.

      In rendering the opinions expressed above, counsel has relied upon the opinion of Chapman and Cutler that the Louisiana Trust is not an association taxable as a corporation for federal income tax purposes, that each Unitholder of the Louisiana Trust will be treated as the owner of a pro rata portion of such Louisiana Trust under the 1986 Code and that the income of the Louisiana Trust will be treated as income of the Unitholders under the 1986 Code.

      Tax counsel should be consulted as to the other Louisiana tax consequences not specifically considered herein, and as to the Louisiana tax status of taxpayers other than resident individuals who are Unitholders in the Louisiana Trust. In addition, no opinion is being rendered as to Louisiana tax consequences resulting from any proposed or future federal or state tax legislation.


      MASSACHUSETTS TRUSTS. As described above, the Massachusetts Trust will invest substantially all of its net assets in obligations issued by or on behalf of the Commonwealth of Massachusetts, political subdivisions thereof, or agencies or instrumentalities of the Commonwealth or its political subdivisions (the "Bonds"). The Massachusetts Trust is therefore susceptible to general or particular political, economic, or regulatory factors that may affect issuers of such Massachusetts Investments. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information may not be applicable to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of the Commonwealth and certain of its agencies or instrumentalities in connection with the issuance of securities, and from other publicly available documents, and is believed to be accurate. No independent verification has been made of any of the following information.

      The Massachusetts Economy. After declining since 1987, Massachusetts employment in 1993 has shown positive annual growth. While Massachusetts has benefitted from an annual job growth rate of approximately 2% since the early 1980s, by 1989, employment had started to decline. Nonagricultural employment declined 0.7% in fiscal 1989, 4.0% in fiscal 1990, 5.5% in fiscal 1991, 1.5% in fiscal 1992, and 0.8% in fiscal 1993. A comparison of total, nonagricultural employment in November 1992 with that in November 1993 indicates an increase of 0.4%.

      From 1980 to 1989, Massachusetts' unemployment rate was significantly lower than the national average. By 1990, however, unemployment reached 6.0%, exceeding the national average for the first time since 1977. The Massachusetts unemployment peaked in 1991 at 9.0% and dropped to 6.9% in 1993.

      In recent years, per capita personal income growth in Massachusetts has slowed, after several years during which it was among the highest in the nation. Between the second quarter of fiscal 1992 and the second quarter of fiscal 1993, aggregate personal income in Massachusetts increased 4.0% as compared to 5.5% for the nation as a whole.

      The Commonwealth, while the third most densely populated state according to the 1990 census, has experienced only a modest increase in population from 1980 to 1990 at a rate equal to approximately one-half the rate of increase in the United States population as a whole.

      Massachusetts possesses a diversified economic base which includes traditional manufacturing, high technology and service industries, served by an extensive transportation system and related facilities. The Massachusetts service sector, at approximately 34.2% of the state work force in May of 1994, is the largest sector in the Massachusetts economy. Government employment is below the national average, representing less than 14% of the Massachusetts work force. In recent years, the construction, manufacturing and trade sectors have experienced the greatest decreases in employment in Massachusetts, with more modest declines taking place in the government, finance, insurance and real estate, and service sectors. From 1990 to November of 1994, manufacturing employment in Massachusetts declined by some 15.5%. At the same time, there has occurred a reversal of the dramatic growth which occurred during the 1980s in the finance, insurance and real estate sector and in the construction sector of the Massachusetts economy.

      Over the next decade, Massachusetts has a very full public construction agenda which is expected not only to improve mobility, but to provide a substantial number of construction and related employment opportunities, including the six billion dollar Central Artery/Tunnel project involving the construction of a third tunnel under Boston Harbor linking the MassPike and downtown Boston with Logan International Airport, and the depression into tunnels of the Central Artery that traverses the City of Boston. Federal funds are expected to cover approximately 90% of the cost of this project. The Central Artery/Tunnel project is expected to employ approximately 5,000 on-site workers and 10,000 auxiliary workers during the peak years of construction in the mid-1990s.

      State Finances. In fiscal years 1987 through 1991, Commonwealth spending exceeded revenues. Spending in five major expenditure categories-Medicaid, debt service, public assistance, group health insurance and transit subsidies-grew at rates well in excess of the rate of inflation for the comparable period. During the same period, the Commonwealth's tax revenues repeatedly failed to meet official forecasts. That revenue shortfall combined with steadily escalating costs contributed to serious budgetary and financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and certain of its public bodies and municipalities, and which may have contributed to higher interest rates on debt obligations issued by them.

      More conservative revenue forecasting for fiscal 1992 together with significant efforts to restrain spending during fiscal 1991 and reductions in budgeted program expenditures for fiscal 1992 and fiscal year 1993 and fiscal 1994 have moderated these difficulties, and the Commonwealth has shown significant surpluses of revenues and other sources over expenditures and other uses in the Commonwealth's budgeted operating funds for those years. Notwithstanding these actions, a worsening of the present and its effect on the financial condition of the Commonwealth and its public authorities and municipalities could result in a decline in the market values of, or default on existing obligations including the Bonds deposited in the Massachusetts Trust.

      The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Massachusetts Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions located in the Commonwealth. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Massachusetts Trust to pay interest on or principal of the Bonds.

      At the time of the closing for each Massachusetts Trust Special Counsel to each Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation substantially to the effect that:

         (1) For Massachusetts income tax purposes, the Massachusetts Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under
             Section 10(e) of Chapter 62 of the Massachusetts General Laws.

         (2) The Massachusetts Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.

         (3) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by Massachusetts Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, or issued by United States territories or possessions.

         (4) Any proceeds of insurance obtained by the Trustee of the Trust or by the issuer of a Bond held by the Massachusetts Trust which are paid to Massachusetts Unitholders and which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Massachusetts gross income of a Massachusetts Unitholder if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted Bond.

         (5) The Massachusetts Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be includable pro rata in the federal gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, and such gains and/or losses will be included as capital gains and/or losses in the

             Massachusetts Unitholders' Massachusetts gross income, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

         (6) Gains or losses realized upon sale or redemption of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includable in their Massachusetts gross income.

         (7) In determining such gain or loss Massachusetts Unitholders will, to the same extent required for federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Unitholders pay for their Units and for amortization of premiums, if any, on obligations held by the Massachusetts Trust.

         (8) The Units of the Massachusetts Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

      MICHIGAN TRUSTS. Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods. While the State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1 percent in 1960 to
   17.9 percent in 1990, durable goods manufacturing still represents a sizable portion of the State's economy. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy of the State and on the revenues of the State and some of its local governmental units.

      In May 1986, Moody's Investors Service raised the State's general obligation bond rating to "Al". In October 1989, Standard & Poor's Ratings Group raised its rating on the State's general obligation bonds to "AA".

      The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe.

      General Motors Corporation has announced the scheduled closing of several of its plants in Michigan in 1993 and 1994. Some of these closings have occurred and some have been deferred. The ultimate impact these closures may have on the State's revenues and expenditures is not currently known. The impact on the financial condition of the municipalities in which the plants are located may be more severe than the impact on the State itself.

      In recent years, the State has reported its financial results in accordance with generally accepted accounting principles. For each of the five fiscal years ending with the fiscal year ended September 30, 1989, the State reported positive year-end General Fund balances and positive cash balances in the combined General Fund/School Aid Fund. For the fiscal years ending September 30, 1990 and 1991, the State reported negative year-end General Fund Balances of $310.4 million and $169.4 million, respectively, but ended the 1992 fiscal year with its general fund in balance and ended the 1993 fiscal year with a small general fund surplus. A positive cash balance in the combined General Fund/School Aid Fund was recorded at September 30, 1990. In the 1991 through 1993 fiscal years the State experienced deteriorating cash balances which necessitated short term borrowing and the deferral of certain scheduled cash payments. The State borrowed $900 million for cash flow purposes in the 1993 fiscal year, which was repaid on September 30, 1993. The State's Budget Stabilization Fund received a $283 million transfer from the General Fund in the 1993 State fiscal year, bringing the fund balance to $303 million at September 30, 1993.

      The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceeds the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers.

      On March 15, 1994, Michigan voters approved a school finance reform amendment to the State's Constitution which, among other things, increased the State sales ax rate from 4% to 6% and placed a cap on property assessment increases for all property taxes. Concurrent legislation cut the State's income tax rate from 4.6% to 4.4.%, reduced some property taxes and altered local school funding sources to a combination of property taxes and state revenues, some of which is provided from other new or increased State taxes. The legislation also contained other provisions that alter (and, in some cases, may reduce) the revenues of local units of government, and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

      Although all or most of the Bonds in the Michigan Trust are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level provided under formulas by $10.9 million in the 1991 fiscal year, up $34.4 million in the 1992 fiscal year, $45.5 million in the 1993 fiscal year and $64.6 million (budgeted) in the 1994 fiscal year.

      The Michigan Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operating and debt service requirements.

      At the time of the closing for each Michigan Trust, Special Counsel to each Michigan Trust for Michigan tax matters rendered an opinion under then existing Michigan income tax law applicable to taxpayers whose income is subject to Michigan income taxation substantially to the effect that:

           The Michigan Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan Trust and the Holders of Units.

           Under the income tax laws of the State of Michigan, the Michigan Trust is not an association taxable as a corporation; the income of the Michigan Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan Trust.

         Interest on the underlying Bonds which is exempt from tax under these laws when received by the Michigan Trust will retain its status as tax exempt interest to the Unitholders.

           For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of Bond interest when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes;

           Under the Michigan Intangibles Tax, the Michigan Trust is not taxable and the pro rata ownership of the underlying Bonds, as well as the interest thereon, will be exempt to the Unitholders to the extent the Michigan Trust consists of obligations of the State of Michigan or its political subdivisions or municipalities, or of obligations of possessions of the United States

           The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity", as defined in the Act. Under the Single Business Tax, both interest received by a Michigan Trust on the underlying Bonds and any amount distributed from the Michigan Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan Trust or the Unitholders. If the Michigan Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law.

           Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of Bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

      As the Tax Reform Act of 1986 eliminates the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan Trust disposes of a Bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

      MINNESOTA TRUSTS. In the early 1980s, the State of Minnesota experienced financial difficulties due to a downturn in the State's economy resulting from the national recession. As a consequence, the State's revenues were significantly lower than anticipated in the July 1, 1979 to June 30, 1981 biennium and the July 1, 1981 to June 30, 1983 biennium.

      In response to revenue shortfalls, the legislature broadened and increased the State sales tax, increased income taxes (by increasing rates and eliminating deductions) and reduced appropriations and deferred payment of State aid, including appropriations for and aids to local governmental units. The State's fiscal problems affected other governmental units within the State, such as local government, school districts and state agencies, which, in varying degrees, also faced cash flow difficulties. In certain cases, revenues of local governmental units and agencies were reduced by the recession.

      Because of the State's fiscal problems, Standard & Poor's Corporation reduced its rating on the State's outstanding general obligation bonds from AAA to AA+ in August 1981 and to AA in March 1982. Moody's Investors Service, Inc. lowered its rating on the State's outstanding general obligation bonds from Aaa to Aa in April 1982. The State's economy recovered in the July 1, 1983 to June 30, 1985 biennium, and substantial reductions in the individual income tax were enacted in 1984 and 1985. Standard & Poor's raised its rating on the State's outstanding general obligation bonds to AA+ in January 1985. In 1986, 1987, 1991, 1992, and 1993, legislation was required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve (cash flow account), imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. A budget forecast released by the Minnesota Department of Finance on March 1, 1994 projects a balanced General Fund at the end of the current biennium, June 30, 1995, plus an increase in the State's cash flow account from $360 million to $500 million. Total projected expenditures and transfers for the biennium are $17.0 billion. The forecast also projects, however, a shortage of $29.5 million in the Local Government Trust Fund at June 30, 1995, against total projected expenditures from the Fund of $1.8 billion for the biennium.

      State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to bonds that are revenue obligations of the issuer and not general obligations of the State, there can be no assurance that the fiscal problems referred to above will not adversely affect the market value or marketability of the bonds or the ability of the respective obligors to pay interest on and principal of the bonds.

      At the time of the closing for each Minnesota Trust, Special Counsel to each Minnesota Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:


         We understand that the Minnesota Trust will only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities and bonds issued by possessions of the United States which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate (the "Bonds"), (ii) gain on the disposition of such Bonds, and
         (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

      Neither the Sponsor not its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota.

         (1) Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes;

         (2) Income on the Bonds which is exempt from the Minnesota Income Tax when received by a Unitholder of the Minnesota Trust and which would be exempt from the Minnesota Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Minnesota Trust and distributed to such Unitholder;

         (3) To the extent that interest on the Bonds, if any, which is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts and on corporations;

         (4) Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

         (5) Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludible from Minnesota net income if, and to the same extent as, such interest would have been so excludible from Minnesota net income if, and to the same extent as, such interest would have been so excludible if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds; and

         (7) To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds is excludible from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Minnesota Income Tax or the Minnesota alternative minimum tax imposed on individuals, estates and trusts. It should be noted that interest relating to Possession Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Alternative Tax.

      We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder.


      MISSOURI TRUSTS. The following discussion regarding constitutional limitations and the economy of the State of Missouri is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Missouri.

      In November 1981, the voters of Missouri adopted a tax limitation amendment to the constitution of the State of Missouri (the "Amendment").
   The Amendment prohibits increases in local taxes, licenses, or fees by political subdivisions without approval of the voters of such political subdivision. The Amendment also limits the growth in revenues and expenditures of the State to the rate of growth in the total personal income of the citizens of Missouri. The limitation may be exceeded if the General Assembly declares an emergency by a two-thirds vote.

      Although the June 1993 revenue estimate has been revised downward by $27.5 million, the State budget for Fiscal Year 1993 remained balanced due primarily to delayed spending for desegregation capital projects. The downward revision in revenues was considered necessary because of weak economic performance, and more importantly an economic outlook for the second half of Fiscal Year 1993 which projected slower growth than was anticipated in June 1992.

      For Fiscal Year 1994, the majority of revenues for the State of Missouri will be obtained from individual income taxes (53.1%), sales and use taxes (30.0%), corporate income taxes (5.9%), and county foreign insurance taxes (3.0%). Major expenditures for Fiscal Year 1994 include elementary and secondary education (30.6%), human services (25.4%), higher education (14.8%) and desegregation (8.9%).

      The Fiscal Year 1994 budget balances resources and obligations based on the consensus revenue and refund estimate and an opening balance resulting from continued withholdings and delayed spending for desegregation capital projects. The total general revenue operating budget for Fiscal Year 1994 exclusive of desegregation is $3,844.6 million. The court-ordered desegregation estimate is $377.7 million, an increase of $30.7 million over the revised Fiscal Year 1993 estimate.

      The economy of Missouri is diverse and includes manufacturing, retail and wholesale trade, services, agriculture, tourism and mining. In recent years, growth in the wholesale and retail trade has offset the more slowly growing manufacturing and agricultural sectors of the economy. According to the United States Bureau of Labor Statistics, the 1992 unemployment rate in Missouri was 5.7% and the 1993 rate was 6.4%. Although not strictly comparable, the preliminary seasonally adjusted rate for May of 1994 was 5.0%. There can be no assurance that the general economic conditions or the financial circumstances of Missouri or its political subdivisions will not adversely affect the market value of the Bonds or the ability of the obligor to pay debt service on such Bonds.

      Currently, Moody's Investors Service rates Missouri general obligation bonds "Aaa" and Standard & Poor's Ratings Group rates Missouri general obligation bonds "AAA". Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be, of course, no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions.

      The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Missouri Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Missouri Trust to pay interest on or principal of the Bonds.

      At the time of the closing for each Missouri Trust, Special Counsel for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:

      The assets of the Missouri Trust will consist of debt obligations issued by or on behalf of the State of Missouri (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

      Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Missouri Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Missouri Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri state income tax"). The opinion set forth below does not address the taxation of persons other than full time residents of Missouri.

         (1) The Missouri Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri Trust will be treated as the owner of a pro rata portion of the Missouri Trust and the income of such portion of the Missouri Trust will be treated as the income of the Unitholder for Missouri state income tax purposes.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri state income tax if received directly by a Unitholder will be exempt from the Missouri state income tax when received by the Missouri Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (3) To the extent that interest paid and original issue discount, if any, derived from the Missouri Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
             Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Missouri state income tax; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (4) Each Unitholder of the Missouri Trust will recognize gain or loss for Missouri state income tax purposes if the Trustee disposes of a bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Missouri Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

         (5) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from Missouri state income tax to the same extent as such interest would have been paid by the issuer of such Bonds held by the Missouri Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (6) The Missouri state income tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.

         (7) The Missouri Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St Louis Earnings Tax (except in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

      NEW JERSEY TRUSTS. As described above, the New Jersey Trust consists of a portfolio of Bonds. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of the Bonds. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.

      New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1993 the State ranked second among states in per capita personal income ($26,967).

      The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

      The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 6.6% in November 1994, which is higher than the national average of 5.6% in November 1994. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag due to continued excess capacity. In addition, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Also, certain firms will continue to merge or downsize to increase profitability.

      Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1993, there was a total authorized bond indebtedness of approximately $8.98 billion, of which $3.6 billion was issued and outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.38 billion was unissued. The appropriation for the debt service obligation on such outstanding indebtedness was $103.5 million for fiscal year 1994.

      New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of fiscal year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of fiscal year 1990, there was a surplus in the general fund of $1 million. At the end of fiscal year 1991, there was a surplus in the general fund of $1.4 million. New Jersey closed its fiscal year 1992 with a surplus of $760.8 million. It is estimated that New Jersey closed its fiscal year 1993 with a surplus of $937.4 million.

      In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

      The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6% to 7% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

      The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2% to 3.5% to a new range of 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

      The Florio administration had contended that the income tax package will help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation the State will assume approximately $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion was proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

      Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995 further reductions ranging from 1% up to 10% in income tax rates will take effect.

      On June 30, 1994, Governor Whitman signed the New Jersey Legislature's $15.7 billion budget for Fiscal Year 1995. The balanced budget which includes $455 million in surplus, is $141 million less than the 1994 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect the estimated tax revenues.

      Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following: the formula relating to State aid to public schools, the method by which the State shares with its counties maintenance recoveries and costs for residents in State institutions, unreasonably low Medicaid payment rates for long-term facilities in New Jersey, the obligation of counties to maintain Medicaid or Medicare eligible residents of institutions and facilities for the developmentally disabled, taxes paid into the Spill Compensation Fund (a fund established to provide money for use by the State to remediate hazardous waste sites and to compensate other persons for damages incurred as a result of hazardous waste discharge) based on Federal preemption, various provisions, and the constitutionality of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the New Jersey Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, the adequacy of Medicaid reimbursement for services rendered by doctors and dentists to Medicaid eligible children, the Commissioner of Health's calculation of the hospital assessment required by the Health Care Cost Reduction Act of 1991, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

      At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

      Debt Ratings. For many years, both Moody's Investors Service, Inc. and Standard and Poor's Corporation rated New Jersey general obligation bonds "Aaa" and "AAA", respectively. On July 3, 1991, however, Standard and Poor's Corporation downgraded New Jersey general obligation bonds to "AA+." On June 4, 1992, Standard and Poor's Corporation placed New Jersey general obligation bonds on Credit Watch with negative implications, citing as its principal reason for its caution the unexpected denial by the federal government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the budget was required to be closed before the new budget year began on July 1, 1992. Standard and Poor's suggested the State could close fiscal 1992's budget gap and help fill fiscal 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability.

      On July 6, 1992, Standard and Poor's Corporation reaffirmed its "AA+" rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. Standard and Poor's Corporation was concerned that the State was entering fiscal 1993 with only a $26 million surplus and remained concerned about whether the State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, Standard and Poor's announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. Standard and Poor's reaffirmed its "AA+" rating at the same time.

      On August 24, 1992, Moody's Investors Service, Inc. downgraded New Jersey general obligation bonds to "Aal" stating that the reduction reflects a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures will persist. On August 5, 1994, Moody's reaffirmed its "Aa1" rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and on the negative side, a continued reliance on one-time revenue and dependence on pension-related savings to achieve budgetary balance.

      At the time of the closing for each New Jersey Trust Special Counsel to each New Jersey Trust for New Jersey tax matters rendered an opinion under then existing New Jersey income tax law applicable to taxpayers whose income is subject to New Jersey income taxation substantially to the effect that:

         (1) Each New Jersey Trust will be recognized as a trust and not an association taxable as a corporation. Each New Jersey Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

         (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey Trust which is allocated to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying Bonds which would be exempt from tax under the New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when a New Jersey Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of a New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

         (4) Units of a New Jersey Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

         (5) If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in a New Jersey Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the Bonds by a New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of a New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

      NEW YORK TRUSTS. A resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York Trust are sold, redeemed or paid at maturity or when his Units are sold or redeemed, such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held in the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time New York Obligation was issued had original issue discount, and (c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).

      Interest or gain from the New York Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

      Amount paid on defaulted New York Obligations held by the Trustee under policies of insurance issued with respect to such New York Obligations will be excludable from income for New York State and New York

   City income tax purposes, if and to the same extent as, such interest would have been excludable if paid by the respective issuer.

      For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entie net income any interest or gains distributed to them even though distributed in respect of New York obligations.

      If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.

      The Portfolio of the New York Trust includes obligations issued by New York State (the "State"), by its various public bodies (the "Agencies"), and/or by other entities located within the State, including the City of New York (the "City").

      Some of the more significant events relating to the financial situation in New York are summarized below. This section provides only a brief summary of the complex factors affecting the financial situation in New York and is based in part on Official Statements issued by, and on other information reported by the State, the City and the Agencies in connection with the issuance of their respective securities.

      There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

      The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

      The State has for many years had a very high State and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

      A national recession commenced in mid-1990. The downturn continued throughout the State's 1990-91 fiscal year and was followed by a period of weak economic growth during the 1991 calendar year. For calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. For calendar year 1993, the economy is expected to grow faster than 1992, but still at a very moderate rate as compared to other recoveries. The national recession has been more severe in the State because of factors such as a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market.

      1993-94 Fiscal Year. On April 5, 1993, the State Legislature approval a $32.08 billion budget. Following enactment of the budget the 1993-94 State Financial Plan was formulated on April 16, 1993. This Plan projects General Fund receipts and transfers from other funds at $32.367 billion and disbursements and transfers to other funds at $32.300 billion. In comparison to the Governor's recommended Executive Budget for the 1993-94 fiscal year, as revised on February 18, 1993, the 1993-94 State Financial Plan reflects increases in both receipts and disbursements in the General Fund of $811 million.

      While a portion of the increased receipts was the result of a $487 million increase in the States's 1992-93 positive year-end margin at March 31, 1993 to $671 million, the balance of such increased receipts is based upon (i) a projected $269 million increase in receipts resulting from improved 1992-93 results and the expectation of an improving economy, (ii) projected additional payments of $200 million from the Federal government as reimbursements for indigent medical care, (iii) the early payment of $50 million of personal tax returns in 1992-93 which otherwise would have been paid in 1993-94; offset by (iv) the State Legislature's failure to enact $195 million of additional revenue-raising recommendations proposed by the Governor. There can be no assurances that all of the projected receipts referred to above will be received.

      Despite the $811 million increase in disbursements included in the 1993-94 State Financial Plan, a reduction in aid to some local government units can be expected. To offset a portion of such reductions, the 1993-94 State Financial Plan contains a package of mandate relief, cost containment and other proposals to reduce the costs of many programs for which local governments provide funding. There can be no assurance, however, that localities that suffer cuts will not be adversely affected, leading to further requests for State financial assistance.

      There can be no assurance that the State will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements.

      1992-93 Fiscal Year. Before giving effect to a 1992-93 year-end deposit to the refund reserve account of $671 million, General Fund receipts in 1992-93 would have been $716 million higher than originally projected. This year-end deposits effectively reduced 1992-93 receipts by $671 million and made those receipts available for 1993-94.

      The State's favorable performance primarily resulted from income tax collections that were $700 million higher than projected which reflected both stronger economic activity and tax-induced one-time acceleration of income into 1992. In other areas larger than projected business tax collections and unbudgeted receipts offset the loss of $200 million of anticipated Federal reimbursement and losses of, or shortfalls in, other projected revenue sources.

      For 1992-93, disbursements and transfers to other funds (including the deposit to the refund reserve account discussed above) totalled $30.829 billion, an increase of $45 million above projections in April 1992.

      Fiscal year 1992-93 was the first time in four years that the State did not incur a cash-basis operating deficit in the General Fund requiring the issuance of deficit notes or other bonds, spending cuts or other revenue raising measures.

      Indebtedness. As of March 31, 1993, the total amount of long-term State general obligation debt authorized but unissued stood at $2.4 billion. As of the same date, the State had approximately $5.4 billion in general obligation bonds. The State issued $850 million in tax and revenue anticipation notes ("TRANS") on April 28, 1993. The State does not project the need to issue additional TRANS during the States's 1993-94 fiscal year.

      The State projects that its borrowings for capital purposes during the State's 1993-94 fiscal year will consist of $460 million in general obligation bonds and $140 million in new commercial paper issuances. In addition, the State expects to issue $140 million in bonds for the purpose of redeeming outstanding bond anticipation notes. The Legislature has authorized the issuance of up to $85 million in certificates of participation during the State's 1993-94 fiscal year for personal and real property acquisitions during the State's 1993-94 fiscal year. The projection or the State regarding its borrowing for the 1993-94 fiscal year may change if actual receipts fall short of State projections or if other circumstances require.

      In June, 1990, legislation was enacted creating the "New York Local Government Assistance Corporation" ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. To date, LGAC has issued its bonds to provide net proceeds of $3.28 billion. LGAC has been authorized to issue additional bonds to provide net proceeds of $703 million during the State's 1993-94 fiscal year.

      Ratings. The $850 million in TRANS issued by the State in April 1993 were rated SP-1-Plus by S&P on April 26, 1993, and MIG-1 by Moody's on April 23, 1993, which represents the highest ratings given by such agencies and the first time the State's TRANS have received these ratings since its May 1989 TRANS issuance. Both agencies cited the State's improved fiscal position as a significant factor in the upgrading of the April 1993 TRANS.

      Moody's rating of the State's general obligation bonds stood at a A on April 23, 1993, and S&P's rating stood at A- with a stable outlook on April 26, 1993, an improvement from S&P's negative outlook prior to April 1993. Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

      Moody's, in confirming its rating of the State's general obligation bonds, and S&P, in improving its outlook on such bonds from negative to stable, noted the State's improved fiscal condition and reasonable revenue assumptions contained in the 1993-94 State budget.

      The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

      In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the "Covered Organizations").

      In February 1975, the New York State Urban Development Corporation ("UDC"), which had approximately $1 billion of outstanding debt, defaulted on certain of its short-term notes. Shortly after the UDC default, the City entered a period of financial crisis. Both the State Legislature and the United States enacted legislation in response to this crisis. During 1975, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the "Covered Organizations")).

      Over the past three years, the rate of economic growth in the City has slowed substantially, and the City's economy is currently in recession. The City projects, and its current four-year financial plan assumes, a recovery early in the 1993 calendar year. The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan. The City Comptroller has issued reports concluding that the recession of the City's economy will be more severe and last longer than is assumed in the financial plan.

      Fiscal Year 1993 and 1993-1996 Financial Plan. The City's 1993 fiscal year results are projected to be balanced in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in its 1990, 1991 and 1992 fiscal years in order to maintain balanced operating results.

      The City's modified Financial Plan dated February 9, 1993 covering fiscal years 1993-1996 projects budget gaps for 1994 through 1996. The Office of the State Deputy Controller for the City of New York has estimated that under the modified Financial Plan budget gaps will be $102 million for fiscal year 1994, $196 million for fiscal year 1995 and $354 million for fiscal year 1996, primarily due to anticipated higher spending on labor costs.

      However, the City's modified Plan is dependent upon a gap-closing program, certain elements of which the staff of Control Board identified on March 25, 1993 to be at risk due to projected levels of State and Federal aid and revenue and expenditures estimates which may not be achievable. The Control Board indicated that the City's modified Financial Plan does not make progress towards establishing a balanced budget process. The Control Board's report identified budget gap risks of $1.0 billion, $1.9 billion, $2.3 billion and $2.6 billion in fiscal years 1994 through 1997, respectively.

      On June 3, 1993, the Mayor announced that State and federal aid for Fiscal Year 1993-94 would be $280 million less than projected and that in order to balance the City's budget $176 million of previously announced contingent budget cuts would be imposed. The Mayor indicated that further savings would entail serious reductions in services. The State Comptroller on June 14, 1993 criticized efforts by the Mayor and City Council to balance the City's
   budget which rely primarily on one-shot revenues.   The Comptroller added
   that the City's budget should be based on "recurring revenues that fund recurring expenditures." Given the foregoing factors, there can be no assurance that City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

      Pursuant to State law, the City prepares a four-year annual financial plan which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

      The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. As a result of the national and regional economic recession, the State's projections of tax revenues for its 1991 and 1992 fiscal years were substantially reduced. For its 1993 fiscal year, the State, before taking any remedial action reflected in the State budget enacted by the State Legislature on April 2, 1992 reported a potential budget deficit of $4.8 billion. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1993 fiscal year or subsequent years, such developments could also result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

      The City's projections set forth in the financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, and approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan.

      The City's ability to maintain a balanced operating budget is dependent on whether it can implement necessary service and personnel reduction programs successfully. As discussed above, the City must identify additional expenditure reductions and revenue sources to achieve balanced operating budgets for fiscal years 1994 and thereafter. Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in the past two years.

      Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1993 through 1996 contemplates issuance of $15.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. A significant portion of such bond financing is used to reimburse the City's general fund for capital expenditures already incurred. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. In addition, future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

      The City Comptroller, the staff of the Control Board, the Office of the State Deputy Comptroller for the City of New York (the "OSDC") and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than those forecast in the financial plan. In addition, the Control Board and other agencies have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.
   It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

      Fiscal Years 1990, 1991 and 1992. The City achieved balanced operating results as reported in accordance with GAAP for the 1992 fiscal year. During the 1990 and 1991 fiscal years, the City implemented various actions to offset a projected budget deficit of $3.2 billion for the 1991 fiscal year, which resulted from declines in City revenue sources and increased public assistance needs due to the recession. Such actions included $822 million of tax increases and substantial expenditure reductions.

      The quarterly modification to the City's financial plan submitted to the Control Board on May 7, 1992 (the "1992 Modification") projected a balanced budget in accordance with GAAP for the 1992 fiscal year after taking into account a discretionary transfer of $455 million to the 1993 fiscal year as the result of a 1992 fiscal year surplus. In order to achieve a balanced budget for the 1992 fiscal year, during the 1991 fiscal year, the City proposed various actions for the 1992 fiscal year to close a projected gap of $3.3 billion in the 1992 fiscal year.

      On November 19, 1992 the City submitted to the Control Board the Financial Plan for the 1993 through 1996 fiscal years, which is a modification to a financial plan submitted to the Control Board on June 11, 1992 (the "June Financial Plan"), and which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"). The 1993-1996 Financial Plan projects revenues and expenditures of $29.9 billion each for the 1993 fiscal year balanced in accordance with GAAP.

      During the 1992 fiscal year, the City proposed various actions to close a previously projected gap of approximately $1.2 billion for the 1993 fiscal year. The gap-closing actions for the 1993 fiscal year proposed during the 1992 fiscal year and outlined in the City's June Financial Plan included $489 million of discretionary transfers from the 1992 fiscal year. The 1993-1996 City Financial Plan includes additional gap-closing actions to offset an additional potential $81 million budget gap.

      The 1993-1996 Financial Plan also sets forth projections and outlines a proposed gap-closing program for the 1994 through 1996 fiscal years to close projected budget gaps of $1.7 billion, $2.0 billion and $2.6 billion, respectively, in the 1994 through 1996 fiscal years. On February 9, 1993, the City issued a modification to the 1993-1996 Financial Plan (the "February Modification"). The February Modification projects budget gaps for the fiscal years 1994, 1995 and 1996 of $2.1 billion, $3.1 billion and $3.8 billion, respectively.

      Various actions proposed in the 1993-1996 Financial Plan are subject to approval by the Governor and approval by the State Legislature, and the proposed increase in Federal aid is subject to approval by Congress and the President. The State Legislature has in the past failed to approve certain proposals similar to those that the 1993-1996 Financial Plan assumes will be approved by the State Legislature during the 1993 fiscal year. If these actions cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

      On March 9, 1993, OSDC issued a report on the February Modification. The report expressed concern that the budget gaps projected for fiscal years 1994 through 1996 are the largest the City has faced at this point in the financial planning cycle in at least a decade, and concluded that the February Modification represented a step backward in the City's efforts to bring recurring revenues into line with recurring expenditures.

      The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1992, legal claims in excess of $341 billion were outstanding against the City for which the City estimated its potential future liability to be $2.3 billion.

      As of the date of this prospectus, Moody's rating of the City's general obligation bonds stood at Baal and S&P's rating stood at A-. On February 11, 1991, Moody's lowered its rating from A.

      On March 30, 1993 in confirming the Baa1 rating, Moody's noted that:

      The financial plan for fiscal year 1994 and beyond shows an ongoing imbalance between the City's expenditures and revenues. The key indication of this structural imbalance is not necessarily the presence of sizable out-year budget gaps, but the recurring use of one-shot actions to close gaps. One-shots constitute a significant share of the proposed gap-closing program for fiscal year 1994, and they represent an even larger share of those measures which the City seems reasonably certain to attain. Several major elements of the program, including certain state actions, federal counter cyclical aid and part of the city's tax package, remain uncertain. However, the gap closing plan may be substantially altered when the executive budget is offered later this spring.

      On March 30, 1993, S&P affirmed its A- rating with a negative outlook, stating that:

      The City's key credit factors are marked by a high and growing debt burden, and taxation levels that are relatively high, but stable. The City's economy is broad-based and diverse, but currently is in prolonged recession, with slow growth prospects for the foreseeable future.

      The rating outlook is negative, reflecting the continued fiscal pressure facing the City, driven by continued weakness in the local economy, rising
   spending pressures for education and labor costs   of city employees, and
   increasing costs associated with rising debt for capital construction and repair.

      The current financial plan for the City assumes substantial increases in aid from national and state governments. Maintenance of the current rating, and stabilization of the rating outlook, will depend on the City's success in realizing budgetary aid from these governments, or replacing those revenues with ongoing revenue-raising measures or spending reductions under the City's control. However, increased reliance on non-recurring budget balancing measures that would support current spending, but defer budgetary gaps to future years, would be viewed by S&P as detrimental to New YorkCity's single- 'A-' rating.

      Previously, Moody's had raised its rating to A in May 1988, to Baal in December 1985, to Baa in November 1983 and to Bal in November 1981. S&P had raised its rating to A- in November 1987, to BBB+ in July 1985 and to BBB in March 1981.

      On May 9, 1990, Moody's revised downward its rating on outstanding City revenue anticipation notes from MIG-1 to MIG-2 and rated the $900 million Notes then being sold MIG-2. On April 30, 1991 Moody's confirmed its MIG-2 rating for the outstanding revenue anticipation notes and for the $1.25 billion in notes then being sold. On April 29, 1991, S&P revised downward its rating on City revenue anticipation notes from SP-1 to SP-2.

      As of December 31, 1992, the City and MAC had, respectively, $20.3 billion and $4.7 billion of outstanding net long-term indebtedness.

      Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

      As of September 30, 1992, the State reported that there were eighteen Agencies that each had outstanding debt of $100 million or more. These eighteen Agencies had an aggregate of $62.2 billion of outstanding debt, including refunding bonds, of which the State was obligated under lease-purchase, contractual obligation or moral obligation provisions on $25.3 billion.

      The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

      The State is also engaged in a variety of claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

      The U.S. Supreme Court on March 30, 1993 referred to a Special Master for determination of damages on an action by the State of Delaware to recover certain unclaimed dividends, interest and other distributions made by issuers of securities held by New York-based brokers incorporated in Delaware.
   (State of Delaware v. State of New York.) The State had taken such unclaimed property under its Abandoned Property Law. The State expects that it may pay a significant amount in damages during fiscal year 1993-94 but it has indicated that it has sufficient funds on hand to pay any such award, including funds held in contingency reserves. The State's 1993-94 Financial Plan includes the establishment of a $100 million contingency reserve fund which would be available to fund such an award which some reports have estimated at $100-$800 million.

      In Schulz v. State of New York, commenced May 24, 1993 ("Schulz 1993"), petitioners have challenged the constitutionality of mass transportation bonding programs of the New York State Thruway Authority and the Metropolitan Transportation Authority. On May 24, 1993, the Supreme Court, Albany County, temporarily enjoined the State from implementing those bonding programs. In previous actions Mr. Schulz and others have challenged on similar grounds bonding programs for the New York State Urban Development Corporation and the New York Local Government Assistance Corporation. While there have been no decisions on the merits in such previous actions, by an opinion dated May 11, 1993, the New York Court of Appeals held in a proceeding commenced on April 29, 1991 in the Supreme Court, Albany County (Schulz v. State of New York), that petitioners had standing as voters under the State Constitution to bring such action.

      Petitioners in Schulz 1993 have asserted that issuance of bonds by the two Authorities is subject to approval by statewide referendum. At this time there can be no forecast of the likelihood of success on the merits by the petitioners, but a decision upholding this constitutional challenge could restrict and limit the ability of the State and its instrumentalities to borrow funds in the future. The State has not indicated that the temporary injunction issued by the Supreme Court in this action will have any immediate impact on its financial condition or interfere with projects requiring immediate action.

      Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State in the future.

      Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance. Both the Revised 1992-93 State Financial Plan and the recommended 1993-94 State Financial Plan includes a significant reduction in State aid to localities in such programs as revenue sharing and aid to education from projected base-line growth in such programs. It is expected that such reductions will result in the need for localities to reduce their spending or increase their revenues. The potential impact on the State of such actions by localities is not included in projections of State receipts and expenditures in the State's 1993-94 fiscal year.

      Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

      Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1991, the total indebtedness of all localities in the State was approximately $31.6 billion, of which $16.8 billion was debt of New York City (excluding $6.7 billion in MAC debt). State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for state financing at the close of their fiscal year ending in 1991. In 1992, an unusually large number of local government units requested authorization for deficit financings. According to the Comptroller, ten local government units have been authorized to issue deficit financing in the aggregate amount of $131.1 million.

      Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the New York Trust, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

      At the time of the closing for each New York Trust, Special Counsel to each New York Trust for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:

      The New York Trust is not an association taxable as a corporation and the income of the New York Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

      NORTH CAROLINA TRUSTS. General obligations of a city, town or county in North Carolina are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue bonds issued by North Carolina political subdivisions include (1) revenue bonds payable exclusively from revenue-producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of North Carolina.

      Section 23-48 of the North Carolina General Statutes appears to permit any city, town, school district, county or other taxing district to avail itself of the provisions of Chapter 9 of the United States Bankruptcy Code, but only with the consent of the Local Government Commission of the State and of the holders of such percentage or percentages of the indebtedness of the issuer as may be required by the Bankruptcy Code (if any such consent is required). Thus, although limitations apply, in certain circumstances political subdivisions might be able to seek the protection of the Bankruptcy Code.

      State Budget and Revenues. The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. The State's fiscal year runs from July 1st through June 30th.

      In 1990 and 1991, the State had difficulty meeting its budget projections. Lower than anticipated revenues coupled with increases in State spending requirements imposed by the federal government led to projected budget deficits for fiscal 1989-1990 and fiscal 1990-91. Consequently, the Governor ordered cuts in budgeted State expenditures for both fiscal years.

      The State, like the nation, has experienced economic recovery since 1991. Apparently due to both increased tax and fee revenue and the previously enacted spending reductions, the State has a budget surplus of approximately $887 million at the end of the fiscal 1993-94. After review of the 1994-95 continuation budget adopted in 1993, the General Assembly approved spending expansion funds, in part to restore certain employee salaries to budgeted levels, which amounts had been deferred to balance the budgets in 1989-1993, and to authorize funding for new initiatives for economic development, education, human services and environmental programs. (The cutback in funding for infrastructure and social development projects had been cited by agencies rating State obligations, following the 1991 reductions, as cause for concern about the long-term consequences of those reductions on the economy of the State and the State's fiscal prospects.)

      Based on projected growth in State tax and fee revenues, the General Fund balance forecast for the end of the 1994-95 fiscal year is approximately $310 million.

      It is unclear what effect these developments at the State level may have on the value of the Debt Obligations in the North Carolina Trust.

      The State is subject to claims by classes of plaintiffs asserting a right to refund of taxes paid under State statutes that allegedly discriminated against federal retirees and armed services personnel in a manner that was unconstitutional based on the decision by the United States Supreme court in a 1989 Michigan case involving a similar law, Davis v. Michigan Department of Treasury ("Davis"). At the time of that decision, State income tax law exempted retirement income paid by North Carolina State and local governments but did not exempt retirement income paid by the federal government to its former employees. Also, State tax law at the time provided a deduction for certain income earned by members of the North Carolina National Guard, but did not provide a similar deduction for members of the federal armed services.

      Following the Davis decision the North Carolina legislature amended the tax law to provide identical retirement income exclusions for former stat and federal employees (effective for 1989), and repealed the deduction given to members of the State National Guard. In addition, the amendments authorized a special tax credit for federal retirees equal to the taxes paid on their nonexcluded federal pensions in 1988(to be taken over a three year period beginning with returns for 1990).

      Subsequent to Davis, the North Carolina plaintiffs brought an action in federal court against the North Carolina Department of Revenue and certain officials of the State alleging that the collection of the taxes under the prior North Carolina tax statues was prohibited by the state and federal constitutions, and also violated civil rights protections under 42 U.S.C.
   Section 1983, a federal statute prohibiting discriminatory taxation of the compensation of certain federal employees (4 U.S.C. Section 111), and the principle of intergovernmental tax immunity. The plaintiffs sought injunctive relief requiring the State to provide refunds of the illegally collected taxes paid on federal retirement or military pay for the years 1985-88 (covering the asserted 3 year limitations period), plus interest. Swanson, et al. v. Powers, et al. (United States District Court for the Eastern District of North Carolina, No. 89-282-CIV-5-H) ("Swanson Federal"). The individual plaintiffs in Swanson Federal also brought an action in North Carolina state court seeking refunds of the illegal taxes. Swanson, et al.
   v. State of North Carolina, et al. (Wake County, North Carolina Superior Court, No. 90 CVS 3127) ("Swanson State").

      The amounts claimed by federal retirees in the Swanson actions have not been precisely calculated. Plaintiffs have asserted that the plaintiff class contains about 100,000 taxpayers; the State estimated that as of June 30, 1994, the claims (including interest) would then aggregate approximately $280 million.

      In 1991, the North Carolina Supreme Court in Swanson State affirmed a decision in favor of the State, holding that the U.S. Supreme Court decision in Davis was not to have retroactive effect. Review was granted by the United States Supreme Court and the case subsequently was remanded to the North Carolina Supreme Court for reconsideration in light of the U.S. Supreme Court's 1993 holding in Harper v. Virginia Dept. of Taxation ("Harper"). In Harper, which also involved the disparate income tax treatment of retired state and federal employees and the question of retroactive application of Davis, the U.S. Supreme Court held that the Commonwealth of Virginia must provide "meaningful backward-looking relief" to the plaintiffs if the Commonwealth did not have a predeprivation process adequate to satisfy due process requirements. Harper was remanded to the Supreme Court of Virginia to determine whether a remedy was required and, if so, what form it would take.

      Similarly, Swanson State was remanded for reconsideration of whether the North Carolina tax laws satisfied the due process requirements of the federal constitution and, if not, what remedy was to be provided by the State.

      On remand, the North Carolina Supreme Court held in early 1994 that the plaintiffs in Swanson State was procedurally barred from recovering refunds because they did not comply with the State's statutory postpayment refund demand procedure. The plaintiffs contended unsuccessfully that the postpayment demand requirement did not meet the requirements of the federal constitution, in light of the Harper decision, for "meaningful backward-looking relief." Plaintiffs in Swanson State have petitioned the U.S. Supreme Court for review of the most recent North Carolina Supreme Court decision. In December 1994, the Court denied certiorari to the Swanson State plaintiffs. At the same time the Court issued a decision in Reich v. Collins, a Georgia case involving similar claims, finding for the plaintiff taxpayers, but the effect of the Reich decision on the claims of Swanson State plaintiffs is uncertain. It is yet undetermined whether North Carolina offers pre-deprivation procedures (payment and protest within a specified time period) or post-deprivation remedies (tax credits especially tailored to these claims) adequate to satisfy constitutional requirements, and plaintiffs in Swanson State have petitioned the North Carolina Supreme Court for a rehearing of its last decision in the case.

      Following Harper, the plaintiffs in Swanson Federal again requested an injunction requiring refunds. (Although the federal and state cases are independent, the refund claims apparently would lead to only a single recovery of taxes deemed unlawfully collected.) In May 1994, the U.S. District Court granted the State's motion to dismiss all but one claim made by the plaintiffs, declaring that those claims were precluded by the 1994 North Carolina Supreme Court decision in Swanson State. Plaintiffs in Swanson Federal asserted that relief should have been granted because of the effect of the federal District Court's 1990 opinion in Swanson Federal denying the defendants' motion that the federal Tax Injunction Act precluded the plaintiffs' claims, in which the court found that the statutory post-payment remedy for refund of unlawful taxes was not "plain, speedy and efficient", as required by the law, Swanson Federal, 1990 WL 545, 761 (E.D.N.C.), rev,d, 937 F.2d 965 (1991), cert denied, __ U.S. __ , 112 S. Ct. 871 (1992). In its May 1994 decision, the federal court rejected that assertion and held that its finding regarding the federal Tax Injunction Act was jurisdictional only and was not a determination that the statutory remedy violated the due process clause.

      The plaintiffs' claim that was not dismissed with prejudice in the recent District Court order asserts that the State continued an unlawful discrimination, contrary to the requirements of 4 U.S.C. (S) 111 and the doctrine of intergovernmental tax immunity, by increasing benefits to State retirees (in order to offset the effect of the deletion of the preferential State retirement income exemption) as part of the bill that equalized the income exclusion of State and federal retirement payments. The claim is based on a holding of similar effect in Sheehy v. Public Employees Retirement Div., 864 P. 2d 762 (Mont. 1993). In its May 1994 order, the District Court allowed the plaintiffs to dismiss the Sheedy claim without prejudice. Therefore, plaintiffs could assert those claims in another action; apparently, the relief would require providing federal retirees with tax refunds or other payments equal to allegedly discriminatory payments made to State retirees since 1989. The court noted that those claims will be subject to the statutory post-deprivation procedural requirements, and that a challenge to the legality of the remedial statute would be precluded under the scope of the court's order dismissing the other claims. However, the court granted plaintiffs' motion to dismiss the Sheedy claims without prejudice because the record did not show whether the plaintiffs had complied with statutory requirements. The plaintiffs in Swanson State have appealed the District Court decision to the United States Court of Appeals and a hearing is scheduled for March 1995.

      Several states involved in similar suits have reached settlements. Expressions of interest in settlement of the claims in Swanson by both the plaintiffs and State officials have been reported in the press, but no prediction can be made of the likelihood or amount of settlement. Although the recent improvements in the economy and fiscal condition of the State might better enable the State to satisfy an adverse decision without significant consequences to the State's fiscal condition or governmental functions, because the amount of the potential liability has not been fixed and because of the potential that adverse fiscal or economic developments could cause a more negative result on the State if a large amount must be paid, no assurance can be given that the impact of the Swanson cases, if the plaintiffs ultimately succeed, will not have an adverse impact on the Debt Obligations.

      State and local government retirees also filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions. The North Carolina Attorney General's office estimates that the amount in controversy is approximately $40-45 million annually for the tax years 1989 through 1992. The case is now pending in state court.

      Other litigation against the State include the following. None of the cases, in the reported opinion of the Department of the Treasurer, would have a material adverse affect on the State's ability ot meet its obligations.

      Leandro et al. v. State of North Carolina and State Board of Education - In May, 1994 students and boards of education in five counties in the State filed suit in state court requesting a declaration that the public education system of North Carolina, including its system of funding, violated the State constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The defendants in such suit have filed a motion to dismiss, but no answer to the complaint, and no pretrial discovery has taken place.

      Francisco Case - In August, 1994 a class action lawsuit was filed in state court against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint does not allege an amount in controversy, but asks the Court to order the defendants to fund a comprehensive program to ensure equal educational opportunities for children with limited English proficiency.

      Faulkenburg v. Teachers' and State Employees' Retirement System, Peeve v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System - Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formulas for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The State estimates that the cost in damages and higher prospective benefit payments to plaintiffs and class members would probably amount to $50 million or more in Faulkenburg, $50 million or more in Peele, and $15 million or more in Woodward, all ultimately payable, at least initially, from the retirement system funds. Upon review in Faulkenburg, the North Carolina Court of Appeals and Supreme Court have held that claims made in constitutional rights brought under the federal Civil Rights Act eight do not state a cause of action or are otherwise barred by the statute of limitations. In 1994 plaintiffs took voluntary dismissals of their claims for impairment of contract rights in violation of the United States Constitution and filed new actions in federal court asserting the same claims along with claims for violation of constitutional rights in the taxation of retirement benefits. The remaining state court claims in all cases are scheduled to be heard in North Carolina in October, 1994.

      Fulton Case - The State's intangible personal property tax levied on certain shares of stock has been challenged by the plaintiff on grounds that it violates the Commerce Clause of the United States Constitution by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action is a North Carolina corporation that does all or part of its business outside the State. The plaintiff seeks to invalidate the tax in its entirety and to recover tax paid on the value of its shares in other corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year. The effect of this ruling is to increase collections by rendering all stock taxable on 100% of its value. The State and the plaintiff have sought further appellate review, and the case is pending before the North Carolina Supreme Court. Net collections from the tax for fiscal year ended June 30, 1993 amounted to $120.6 million.

      General. The population of the State has increased 13% from 1980, from 5,880,095 to 6,647,351 as reported by the 1990 federal census and the State rose from twelfth to tenth in population. The State's estimate of population as of June 30, 1994 is 7,023,663. Notwithstanding its rank in population size, North Carolina is primarily a rural state, having only five municipalities with populations in excess of 100,000.

      The labor force has undergone significant change during recent years as the state has moved from as agricultural to a service and goods producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to wide dispersion of non-agricultural employment, the people have been able to maintain, to a large extent, their rural habitation practices. During the period 1980 to 1994, the State labor force grew about 25% (from 2,855,200 to 3,560,000), and per capita income during the period 1980 to 1993 grew from $7,999 to $18,702, an increase of 133.8%.

      The current economic profile of the State consists of a combination of industry, agriculture and tourism. As of June 1994, the State was reported to rank tenth among the states in non-agricultural employment and eighth in manufacturing employment, Employment indicators have fluctuated somewhat in the annual periods since June of 1990 but have demonstrated an upward trend since 1991. The following table reflects the fluctuation in certain key employment categories.


CATEGORY (ALL SEASONALLY ADJUSTED)      JUNE 1990  JUNE 1991  JUNE 1992  JUNE 1993  JUNE 1994
CIVILIAN LABOR FORCE                    3,312,000  3,228,000  3,495,000  3,504,000  3,560,000
NONAGRICULTURAL EMPLOYMENT              3,129,000  3,059,000  3,135,000  3,203,400  3,359,700
GOODS PRODUCING OCCUPATIONS (MIN-       1,023,100    973,600    980,800    993,600  1,021,500
ING, CONSTRUCTION AND MANUFACTURING)
SERVICE OCCUPATIONS                     2,106,300  2,085,400  2,154,200  2,209,800  2,337,200
WHOLESALE/RETAIL OCCUPATIONS              732,500    704,100    715,100    723,200    749,000
GOVERNMENT EMPLOYEES                      496,400    496,700    513,400    515,400    554,600
MISCELLANEOUS SERVICES                    587,300    596,300    638,300    676,900    731,900
AGRICULTURAL EMPLOYMENT                    58,900     88,700    102,800     88,400     53,000


      The seasonally adjusted unemployment rate in January 1995 was estimated to be 3.8% of the labor force (down from 4.0% in January 1994), as compared with 5.7% nationwide (down from 6.7% in January 1994).

      As of 1993, the State was tenth in the nation in gross agricultural income of which nearly the entire amount (approximately $5.3 billion) was from commodities. According to the State Commissioner of Agriculture, in 1993, the State ranked first in the nation in the production of flue-cured tobacco, turkeys and sweet potatoes; second in the value of poultry and eggs, hog production, trout and the production of cucumbers for pickles; fourth in commercial broilers, blueberries and peanuts; sixth in burley tobacco and net farm income.

      The diversity of agriculture in North Carolina and a continuing push in marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is the third most diversified agricultural state in the nation.

      Tobacco production is the leading source of agricultural income in the State, accounting for 20% of gross agricultural income. Tobacco farming in North Carolina has been and is expected to continue to be affected by major Federal legislation and regulatory measures regarding tobacco production and marketing and by international competition. Measures adverse to tobacco farming could have negative effects on farm income and the North Carolina economy generally. The poultry industry provides nearly 34% of gross agricultural income. The pork industry has been expanding and accounted for 17% of gross agricultural income in 1993.

      The number of farms has been decreasing; in 1994 there were approximately 58,000 farms in the State (down from approximately 72,000 in 1987, a decrease of about 19% in seven years). However, a strong agribusiness sector also supports farmers with inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing).

      The State Department of Commerce, Travel and Tourism Division reports that in 1993 more than $803 billion was spent on tourism in the State. The Department estimates that two-thirds of total expenditures came from out-of-state travelers, and that approximately 250,000 people were employed in tourism-related jobs.

      Bond Ratings. Currently, Moody's rates North Carolina general obligation bonds as Aaa and Standard & Poor's rates such bonds as AAA. Standard & Poor's also reaffirmed its stable outlook for the State in January 1994.

      Standard & Poor's reports that North Carolina's rating reflects the State's strong economic characteristics, sound financial performance, and low debt levels.

      The Sponsor believes the information summarized above describes some of the more significant events relating to the North Carolina Trust. The sources of this information are the official statements of issuers located in North Carolina, State agencies, publicly available documents, publications of rating agencies and statements by, or news reports of statements by State officials and employees and by rating agencies. The Sponsor and its counsel have not independently verified any of the information contained in the official statements and other sources and counsel have not expressed any opinion regarding the completeness or materiality of any matters contained in this Prospectus other than the tax opinions set forth below under North Carolina Taxes.

      The Sponsor believes the information summarized above describes some of the more significant events relating to the North Carolina Trust. The sources of this information are the official statements of issuers located in North Carolina, State agencies, publicly available documents, publications of ratings agencies and news reports of statements by State officials and employees and by rating agencies. The Sponsor and its counsel have not independently verified any of the information contained in the official statements and other sources and counsel have not expressed any opinion regarding the completeness or materiality of any contained in this Prospectus other than the tax opinions set forth below under North Carolina Taxes.

      At the time of the closing for each North Carolina Trust, Special Counsel to the fund for North Carolina tax matters rendered an opinion under then existing North Carolina income tax law applicable to taxpayers whose income is subject to North Carolina income taxation substantially to the effect that:

      Upon the establishing of the North Carolina Trust and the Units thereunder:

         (1) The North Carolina Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Trust will be deemed to be income of the Unitholders.

         (2) Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Trust will retain its tax-exempt status when received by the Unitholders.

         (3) Unitholders will realize a taxable event when the North Carolina Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond had been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Trust will retain its tax-exempt status in the hands of the Unitholders.

         (4) Unitholders must authorize their proportionate share of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.

         (5) The Units are exempt from the North Carolina tax on intangible personal property so long as the corpus of the North Carolina Trust remains composed entirely of Bonds or, pending distribution, amounts received on the sale, redemption or maturity of the Bonds and the Trustee periodically supplies to the North Carolina Department of Revenue at such times required by the Department of Revenue a complete description of the North Carolina Trust and also the name, description and value of the obligations held in the corpus of the North Carolina Trust.


      OHIO TRUSTS. As described above, the Ohio Trust will invest substantially all of its net assets in securities issued by or on behalf of (or in certificates of participation in lease purchase obligations of) the State of Ohio, political subdivisions of the State or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Ohio Trust is therefore susceptible to general or particular political, economic or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the complex factors that may have an effect. This information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements published in connection with their issuance of securities of certain Ohio issuers and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

      Generally, creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers as to which those factors apply. However, the information below is intended only as a general summary and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

      The timely payment of principal of and interest on Ohio Obligations has been guaranteed by the bond insurance purchased by the issuers, the Ohio or other parties. Ohio Obligations may not be subject to the factors referred to in this section of the Prospectus.

      Ohio is the seventh most populous state; The 1990 Census count of 10,847,000 indicates a 0.5% population increase from 1980. The Census estimate for 1993 is 11.091.000.

      While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment is in agribusiness.

      In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (6.5% versus 6.8% in 1993). The unemployment rate and its effects vary among geographic areas of the State.

      There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

      The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

      Key biennium ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund ("BSF", a cash and budgetary management fund). In the next two fiscal years, necessary corrective steps were taken to respond to lower receipts and higher expenditures in certain categories than earlier estimated. Those steps included selected reductions in appropriations spending and the transfer of $64 million from the BSF to the GRF. Reported June 30, 1991 ending fund balances were 35.3 million (GRF) and $300 million (BSF).

      To allow time to resolve certain budget differences for the latest complete biennium, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire 1992-93 biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

      Based on updated results and forecasts in the course of FY 1992, both in light of the continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. GRF receipts significantly below original forecasts resulted primarily from lower collections of certain taxes, particularly sales, use and personal income taxes. Higher expenditure levels came in certain areas, particularly human services including Medicaid. The Governor ordered most State agencies to reduce GRF spending in the last six months of the FY 1992 by a total of approximately $184 million. As authorized by the General Assembly the $100.4 million BSF balance, and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments made in the timing of certain tax payments. Other administrative revenue and spending actions resolved the remaining imbalance.

      A significant GRF shortfall (approximately $520 million) was then projected for the next year, FY 1993. It was addressed by appropriate legislative and administrative actions. The Governor ordered, effective July 1, 1992, $300 million in selected GRF spending reductions. Subsequent executive and legislative action in December 1992 -- a combination of tax revisions and additional spending reductions -- resulted in a balance of GRF resources and expenditures in the 1992-93 biennium. The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF. (Based on June 30, 1994 balances, an additional $260 million has been deposited in the BSF, which has a current balance of $281 million.)

      No spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

      The GRF appropriations act for the current 1994-95 biennium was passed and signed by the Governor on July 1, 1993. It includes all necessary GRF appropriations for State debt services and lease rental payments then projected for the biennium.

      The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State Constitution provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

      By 13 constitutional amendments, the last adopted in 1993, Ohio voters have authorized the incurrence of State debt and the pledge to taxes or excises to its payment. At January 25, 1995, $794.4 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding or awaiting delivery. The only such State debt then still authorized to be incurred are portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($38.9 million outstanding);
   (b) $360 million of obligations authorized for local infrastructure improvements, no more than $120 million may be issued in any calendar year ($728 million outstanding or awaiting delivery); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources which may be outstanding at any one time (no more than $50 million to be issued in any one year).

      The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.5 billion of which were outstanding or awaiting delivery at January 25, 1995.

      A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

      A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchases of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded especially from program revenues.)

      State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitution provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

      Local school districts in Ohio receive a major portion (state-wide aggregate in the range of 46% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 107 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court recently concluded that aspects of the system (including basic operating assistance) are unconstitutional and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State has appealed. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Borrowings under this program totalled $68.6 million for 44 districts (including $46.6 million for one district) in FY 1992, $94.5 million for 27 districts (including $75 million for one) in FY 1993, and $15.6 million for 28 districts in FY 1994.

      Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated.

      At present the State itself does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

      Commencing in 1985 Ohio municipalities may be permitted under Ohio law to subject interest on certain of the obligations held by the Ohio Trust to income taxes imposed on their residents and entities doing business therein.

      At the time of the closing for each Ohio Trust, Special Counsel to each Ohio Trust for Ohio tax matters rendered an opinion under then existing Ohio income tax law applicable to taxpayers whose income is subject to Ohio income taxation substantially to the effect that:

         (1) The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, the school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         (2) Distributions with respect to Units of the Ohio Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio, and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations"), or by the governments of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations") held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (4) Distributions properly attributable to proceeds of insurance paid to the Ohio Trust that represent maturing or matured interest on defaulted obligations held by the Ohio Trust and that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and school district municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

         (5) Distributions of profit made on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations including Distributions of "capital gain dividends" as defined in Section 852
             (b) (3) (C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.


      PENNSYLVANIA TRUSTS. Investors should be aware of certain factors that might affect the financial conditions of the Commonwealth of Pennsylvania. Pennsylvania historically has been identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. A more diversified economy was necessary as the traditionally strong industries in the Commonwealth declined due to a long-term shift in jobs, investment and workers away from the northeast part of the nation. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually, while agribusiness and food related industries support $38 billion in economic activity annually.

      Non-agricultural employment in the Commonwealth declined by 5.1 percent during the recessionary period from 1980 to 1983. In 1984, the declining trend was reversed as employment grew by 2.9 percent over 1983 levels. From 1983 to 1990, Commonwealth employment continued to grow each year, increasing an additional 14.3 percent. For the last three years, unemployment in the Commonwealth has declined 1.2 percent. The growth in employment experienced in Pennsylvania is comparable to the growth in employment in the Middle Atlantic Region which has occurred during this period.

      Back to back recessions in the early 1980s reduced the manufacturing sector's employment levels moderately during 1980 and 1981, sharply during 1982, and even further in 1983. Non-manufacturing employment has increased steadily since 1980 to its 1993 level of 81.6 percent of total Commonwealth employment. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 18.4 percent of 1993 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1993 the services sector accounted for 29.9 percent of all non-agricultural employment while the trade sector accounted for 22.4 percent.

      From 1983 to 1989, Pennsylvania's annual average unemployment rate dropped from 11.8 percent to 4.5 percent, falling below the national rate in 1986 for the first time in over a decade. Pennsylvania's annual average unemployment rate remained below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.9 percent in 1991 and 7.5 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1 percent in 1993. As of July 1994, the seasonally adjusted unemployment rate for the Commonwealth was 6.5 percent compared to 6.1 percent for the United States.

      The five year period from fiscal 1989 through fiscal 1993 was marked by public health and welfare costs growing at a rate double the growth rate for all the state expenditures. Rising caseloads, increased utilization of services and rising prices joined to produce the rapid rise of public health and welfare costs at a time when a national recession caused tax revenues to stagnate and even decline. During the period from fiscal 1989 through fiscal 1993, public health and welfare costs rose by an average annual rate of 10.9 percent while tax revenues were growing at an average annual rate of 5.5 percent. Consequently, spending on other budget programs was restrained to a growth rate below 5.0 percent and sources of revenues other than taxes became larger components of fund revenues. Among those sources are transfers from other funds and hospital and nursing home pooling of contributions to use as federal matching funds.

      Tax revenues declined in fiscal 1991 as a result of the recession in the economy. A $2.7 billion tax increase enacted for fiscal 1992 brought financial stability to the General Fund. That tax increase included several taxes with retroactive effective dates which generated some one-time revenues during fiscal 1992. The absence of those revenues in fiscal 1993 contributed to the decline in tax revenues shown for fiscal 1993.

      It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

      Financial information for the General Fund is maintained on a budgetary basis of accounting. A budgetary basis of accounting is used for the purpose of ensuring compliance with the enacted operating budget and is governed by applicable statutes of the Commonwealth and by administrative procedures.
   The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The budgetary basis financial information maintained by the Commonwealth to monitor and enforce budgetary control is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

      Fiscal 1991 Financial Results. GAAP Basis: During fiscal 1991 the General Fund experienced an $861.2 million operating deficit resulting in a fund balance deficit of $980.9 million at June 30, 1991. The operating deficit was a consequence of the effect of a national recession that restrained budget revenues and pushed expenditures above budgeted levels. At June 30, 1991, a negative unreserved-undesignated balance of $1,146.2 million was reported. During fiscal 1991 the balance in the Tax Stabilization Reserve Fund was used to maintain vital state spending and only a minimal balance remains in that fund.

      Budgetary Basis: A deficit of $453.6 million was recorded by the General Fund at June 30, 1991. The deficit was a consequence of higher-than-budgeted expenditures and lower-than-estimated revenues during the fiscal year brought about by the national economic recession that began during the fiscal year. The budgetary basis deficit at June 30, 1991 was carried into the 1992 fiscal year and funded in the 1992 budget. A number of actions were taken throughout the fiscal year by the Commonwealth to mitigate the effects of the recession on budget revenues and expenditures. Actions taken, together with normal appropriation lapses, produced $871 million in expenditure reductions and increases in revenues and other transfers for the fiscal year. The most significant of these actions were a $214 million transfer from the Pennsylvania Industrial Development Authority, a $134 million transfer from the Tax Stabilization Reserve Fund, and a pooled financing program to match federal Medicaid funds replacing $145 million of state funds.

      Fiscal 1992 Financial Results. GAAP Basis: During fiscal 1992 the General Fund reported a $1.1 billion operating surplus. This operating surplus was achieved through legislated tax rate increases and tax base broadening measures enacted in August 1991 and by controlling expenditures through numerous cost reduction measures implemented throughout the fiscal year. As a result of the fiscal 1992 operating surplus, the fund balance has increased to $87.5 million and the unreserved-undesignated deficit has dropped to $138.6 million from its fiscal 1991 level of $1,146.2 million.

      Budgetary Basis: Eliminating the budget deficit carried into fiscal 1992 from fiscal 1991 and providing revenues for fiscal 1992 budgeted expenditures required tax revisions that are estimated to have increased receipts for the 1992 fiscal year by over $2.7 billion. Total revenues for the fiscal year were $14,516.8 million, a $2,654.5 million increase over cash revenues during fiscal 1991. Originally based on forecasts for an economic recovery, the budget revenue estimates were revised downward during the fiscal year to reflect continued recessionary economic activity. Largely due to the tax revisions enacted for the budget, corporate tax receipts totalled $3,761.2 million, up from $2,656.3 million in fiscal 1991, sales tax receipts increased by $302 million to $4,499.7 million, and personal income tax receipts totalled $4,807.4 million, an increase of $1,443.8 million over receipts in fiscal 1991.

      As a result of the lowered revenue estimate during the fiscal year, increased emphasis was placed on restraining expenditure growth and reducing expenditure levels. A number of cost reductions were implemented during the fiscal year and contributed to $296.8 million of appropriation lapses. These appropriation lapses were responsible for the $8.8 million surplus at fiscal year-end, after accounting for the required ten percent transfer of the surplus to the Tax Stabilization Reserve Fund.

      Spending increases in the fiscal 1992 budget were largely accounted for by increases for education, social services and corrections programs. Commonwealth funds for the support of public schools were increased by 9.8 percent to provide a $438 million increase to $4.9 billion for fiscal 1992. The fiscal 1992 budget provided additional funds for basic and special education and included provisions designed to help restrain the annual increase of special education costs, an area of recent rapid cost increases. Child welfare appropriations supporting county operated child welfare programs were increased $67 million, more than 31.5 percent over fiscal 1991. Other social service areas such as medical and cash assistance also received significant funding increases as costs rose quickly as a result of the economic recession and high inflation rates of medical care costs. The costs of corrections programs, reflecting the marked increase in the prisoner population, increased by 12 percent. Economic development efforts, largely funded from bond proceeds in fiscal 1991, were continued with General Fund appropriations for fiscal 1992.

      The budget included the use of several Medicaid pooled financing transactions. These pooling transactions replaced $135 million of Commonwealth funds, allowing total spending under the budget to increase by an equal amount.

      Fiscal 1993 Financial Results. GAAP Basis: The fund balance of the General Fund increased by $611.4 million during the fiscal year, led by an increase in the unreserved balance of $576.8 million over the prior fiscal year balance. At June 30, 1993, the fund balance totalled $698.9 and the unreserved/undesignated balance totalled $64.4 million. A continuing recovery of the Commonwealth's financial condition from the effects of the national economic recession of 1990 and 1991 is demonstrated by this increase in the balance was recorded in the budgetary basis unappropriated surplus during the fiscal year.

      Budgetary Basis: The 1993 fiscal year closed with revenues higher than anticipated and expenditures about as projected, resulting in an ending unappropriated balance surplus (prior to the ten percent transfer to the Tax Stabilization Reserve Fund) of $242.3 million, slightly higher than estimated in May 1993. Cash revenues were $41.5 million above the budget estimate and totalled $14.633 billion represented less than a one percent increase over revenues for the 1992 fiscal year. A reduction in the personal income tax rate in July 1992 and the one-time receipt of revenues from retroactive corporate tax increases in fiscal 1992 were responsible, in part, for the low revenue growth in fiscal 1993.

      Appropriations less lapses totalled $13.870 billion representing a 1.1 percent increase over expenditures during fiscal 1992. The low growth in spending is a consequence of a low rate of revenue growth, significant one-time expenses during fiscal 1992, increased tax refund reserves to cushion against adverse decisions on pending litigations, and the receipt of federal funds for expenditures previously paid out of Commonwealth funds.

      By the statue, ten percent of the budgetary basis unappropriated surplus at the end of a fiscal year is to be transferred to the Tax Stabilization Reserve Fund. The transfer for the fiscal 1993 balance was $24.2 million. The remaining unappropriated surplus of $218.0 million was carried forward into the 1994 fiscal year.

      Fiscal 1994 Financial Results (Budgetary Basis). Commonwealth revenues during the fiscal year totalled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9 percent over Commonwealth revenues during the previous fiscal year. The sales tax was an important contributor to the higher than estimated revenues. Collections from the sales tax were $5.124 billion, a 6.1 percent increase from the prior fiscal year and $81.3 million above estimate. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax which ended the fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely substantially below the $530 million amount provided in fiscal 1993. The higher fiscal 1993 amount and the reduced fiscal 1994 amount occurred because reserves of approximately $160 million were added to fiscal 1993 tax refunds to cover potential payments if the Commonwealth lost litigation known as Philadelphia Suburban Corp. v. Commonwealth. Those reserves were carried into fiscal 1994 until the litigation was decided in the Commonwealth's favor in December 1993 and $147.3 million of reserves for tax refunds were released.

      Expenditures, excluding pooled financing expenditures and net of all fiscal 1994 appropriation lapses, totalled $14,934.4 million representing a
   7.2 percent increase over fiscal 1993 expenditures. Medical assistance and corrections spending contributed to the rate of spending growth for the fiscal year.

      The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million. By state statute, ten percent ($33.6 million) of that surplus will be transferred to the Tax Stabilization Reserve Fund and the remaining balance will be carried over into the fiscal 1995 fiscal year.

      Fiscal 1995 Budget. The fiscal 1995 budget was approved by the Governor on June 16, 1994 and provided for $15,652.9 million of appropriations from the Commonwealth funds, an increase of 3.9 percent over appropriations, including supplemental appropriations, for fiscal 1994. Medical assistance expenditures represent the largest single increase in the budget ($221 million) representing a nine percent increase over the prior fiscal year.
   The budget includes a reform of the state-funded public assistance program that added certain categories of eligibility to the program but also limited the availability of such assistance to other eligible persons. Education subsidies to local school districts were increased by $132.2 million to continue the increased funding for the poorest school districts in the state.

      The budget also includes tax reductions totalling an $166.4 million. Low income working families will benefit from an increase of the dependent exemption to $3,000 from $1,500 for the first dependent and from $1000 for all additional dependents. A reduction to the corporate net income tax rate from 12.25 percent to be phased in over a period of four years was enacted.
   A net operating loss provision has been added to the corporate net income tax and will be phased in over three years with a $500,000 per firm annual cap on losses used to offset profits. Several other tax changes to the sales tax, the inheritance tax and the capital stock and franchise tax were also enacted.

      The fiscal 1995 budget projects a $4 million fiscal year-end unappropriated surplus. No assumption as to appropriation lapses in fiscal 1995 has been made.

      All outstanding general obligation bonds of the Commonwealth are rated AA-by S&P and A1 by Moody.

      Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

      The City of Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia functions both as a city of the first-class county for the purpose of administering various governmental programs.

      For the fiscal year ending June 30, 1991, Philadelphia experienced a cumulative General Fund balance deficit of $153.5 million. The audit findings for the fiscal year ending June 30, 1992, place the Cumulative General fund balance deficit at $224.9.

      Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June, 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Counsel on January 3, 1992, and approved by the PICA Board and signed by the Mayor on January 8, 1992. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 6, 1992. Full implementation of the five year plan was delayed due to labor negotiations that were not completed until October 1992, three months after the expiration of the old labor contracts. The terms of the new labor contracts are estimated to cost approximately $144.0 million more than what was budgeted in the original five year plan. An amended five year plan was approved by PICA in May 1993. The audit findings show a surplus of approximately $3 million for the fiscal year ending June 30, 1993. The fiscal 1994 budget projects no deficit and a balanced budget for the year ending June 30, 1994. The Mayor's latest update of the five year financial plan was approved by PICA on May 2, 1994.

      In June 1992, PICA issued $474,555,000 of its Special Tax Revenue Bonds to provide financial assistance to Philadelphia and to liquidate the cumulative General Fund balance deficit. PICA issued $643,430,000 in July 1993 and $178,675,000 in August 1993 of Special Tax Revenue Bonds to refund certain general obligation bonds of the city and to fund additional capital projects.

      As of the date hereof, the ratings on the City's long-term obligations supported by payments from the City's General Fund are rated Ba by Moody's and BB by S&P. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

      The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Bonds in the Pennsylvania Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Pennsylvania Trust to pay interest on or principal of the Bonds.

      At the time of the closing for each Pennsylvania Trust, Special Counsel to each Pennsylvania Trust for Pennsylvania tax matters rendered an opinion under then existing Pennsylvania income tax law applicable to taxpayers whose income is subject to Pennsylvania income taxation substantially to the effect that:

         (1) Units evidencing fractional undivided interest in a Pennsylvania Trust, which are represented by obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other agency created by the Commonwealth of Pennsylvania, any political subdivision of the Commonwealth of Pennsylvania or any public authority created by any such political subdivision are not taxable under any of the personal property taxes presently in effect in Pennsylvania;

         (2) distributions of interest income to Unitholders that would not be taxable if received directly by a Pennsylvania resident are not subject to personal income tax under the Pennsylvania Tax Reform

             Code of 1971; nor will such interest be taxable under the Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals;

         (3) a Unitholder may have a taxable event under the Pennsylvania state and local income taxes referred to in the preceding paragraph upon the redemption or sale of his Units; Units will be taxable under the Pennsylvania inheritance and estate taxes;

         (4) a Unitholder which is a corporation may have a taxable event under the Pennsylvania Corporate Net Income Tax when it redeems or sells its Units. Interest income distributed to Unitholders which are corporations is not subject to Pennsylvania Corporate Net Income Tax or Mutual Thrift Institutions Tax. However, banks, title insurance companies and trust companies may be required to take the value of the Units into account in determining the taxable value of their shares subject to the Shares Tax;


         (5) under Act No. 68 of December 3, 1993, gains derived by the Fund from the sale, exchange or other disposition of Bonds may be subject to Pennsylvania personal or corporate income taxes. Those gains which are distributed by the Fund to Unitholders who are individuals may be subject to Pennsylvania Personal Income Tax.
             For Unitholders which are corporations, the disputed gains may be subject to Corporate Net Income Tax or Mutual Thrift Institutions Tax. Gains which are not distributed by the Fund may nevertheless be taxable to Unitholders if derived by the Fund from the sale, exchange or other disposition of Bonds issued on or after February 1, 1994. Gains which are not distributed by the Fund will remain nontaxable to Unitholders if derived by the Fund from the sale, exchange or other disposition of Bond issued prior to February 1, 1994;

         (6) any proceeds paid under insurance policies issued to the Trustee or obtained by issuers of the Bonds with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Pennsylvania gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations; and;

         (7) the Fund is not taxable as a corporation under Pennsylvania tax laws applicable to corporations.

      On December 3, 1993, changes to Pennsylvania laws affecting taxation of income and gains from the sale of Commonwealth of Pennsylvania and local obligations were enacted. Among these changes was the repeal of the exemption from tax of gains realized upon the sale or other disposition of such obligations. The Pennsylvania Department of Revenue has issued proposed regulations concerning these changes. The opinions expressed above are based on our analysis of the law and proposed regulations but are subject to modification upon review of final regulations or other guidance that may be issued by the Department of Revenue or future court decisions.


      In rendering its opinion, Special Counsel has not, for timing reasons, made an independent review of proceedings related to the issuance of the Bonds. It has relied on the Sponsor for assurance that the Bonds have been issued by the Commonwealth of Pennsylvania or by or on behalf of municipalities or other governmental agencies within the Commonwealth.


      TEXAS TRUSTS. Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and federal grants. Due to the collapse of oil and gas prices in 1986 and a resulting enactment by recent legislatures of new tax measures, including those increasing the rates of existing taxes and expanding the tax base for certain taxes, there has been a reordering in the relative importance of the State's taxes in terms of their contribution to the State's revenue in any year. Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts became the State's number one source of income in fiscal 1993. Sales tax, which had been the main source of revenue for the previous 12 years, dropped to second, accounting for 27% of total revenues in fiscal 1993. Interest and investment income is now the third largest revenue source contributing 6.4% of total revenues in fiscal 1993. The motor fuels tax is now the State's fourth largest revenue source and the second largest tax, accounting for approximately 6.2% of total revenue in fiscal year 1993. Licenses, fees and permits, the State's fifth largest revenue source, accounted for 6.3% of the total revenue in fiscal year 1993. The remainder of the State's revenues are derived primarily from other excess taxes. The State currently has no personal or corporate income tax. The State does, however, impose a corporate franchise tax based in certain circumstances in part on a corporation's profits.

      Heavy reliance on the energy and agricultural sectors for jobs and income resulted in a general downturn in the Texas economy beginning in 1982 as those industries suffered significantly. The effects of this downturn continue to adversely affect the State's real estate industry and its financial institutions for several years. As a result of these problems, the general revenue fund had a $231 million cash deficit at the beginning of the 1987 fiscal year and ended the 1987 fiscal year with a $745 million cash deficit. In 1987, the Texas economy began to move toward a period of recovery. The expansion continued in 1988 and 1989. In fiscal year 1993, the State ended the year with a general revenue fund cash surplus of $1,163 million. This was the sixth consecutive year that Texas ended a fiscal with a positive balance.

      The 73rd Legislature meeting in 1993 passed the 1994-1995 biennial all funds budget of $71.2 billion without increasing state taxes. This was accomplished by cutting spending in certain areas and increasing federal funding. The state Comptroller has estimated that total state revenues from all sources would total $65.3 billion for the 1994-1995 biennium.

      The Texas Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes and limits the rate of such taxes for other purposes to $.35 per $100 of valuation. The Constitution also permits counties to levy, in addition to all other ad valorem taxes permitted by the Constitution, ad valorem taxes on property within the county for flood control and road purposes in an amount not to exceed $.30 per $100 of valuation. The Constitution prohibits counties, cities and towns from levying a tax rate exceeding $.80 per $100 of valuation for general fund and other specified purposes.

      With certain specific exceptions, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State unless the voters of the State, by constitutional amendment, authorize the issuance of debt (including general obligation indebtedness backed by the State's taxing power and full faith and credit). In excess of $8.49 billion of general obligation bonds have been authorized in Texas and almost $4.18 billion of such bonds are currently outstanding. Of these, approximately 76% were issued by the Veterans' Land Board and the Texas Public Finance Authority.

      Though the full faith and credit of the State are pledged for the payment of all general obligations issued by the State, much of that indebtedness is designed to be eventually self-supporting from fees, payments, and other sources of revenues; in some instances, the receipt of such revenues by certain issuing agencies has been in sufficient amounts to pay the principal of and interest on the issuer's outstanding bonds without requiring the use of appropriated funds.

      Pursuant to Article 717k-2, Texas Revised Civil Statutes, as presently amended, the net effective interest rate for any issue or series of Bonds in the Texas Trust is limited to 15%.

      From the time Standard & Poor's Corporation began rating Texas general obligation bonds in 1956 until early 1986, that firm gave such bonds its
   highest rating, "AAA."   In April 1986, in response to the State economic
   problems, Standard & Poor's downgraded its rating of Texas general obligation bonds to "AA+." Such rating was further downgraded in July 1987 to "AA." Moody's Investors Service, Inc. has rated Texas bonds since prior to the Great Depression. Moody's upgraded its rating of Texas general obligation bonds in 1962 from "Aa" to "Aaa", its highest rating, following the imposition of a statewide sales tax by the Legislature. Moody's downgraded such rating to "Aa" in March 1987. No prediction can be made concerning future changes in ratings by national rating agencies of Texas general obligation bonds or concerning the effect of such ratings changes on the market for such issues.

      The same economic and other factors affecting the State of Texas and its agencies also have affected cities, counties, school districts and other issuers of bonds located throughout the State. Declining revenues caused by the downturn in the Texas economy in the mid-1980s forced these various other issuers to raise taxes and cut services to achieve the balanced budget mandated by their respective charters or applicable State law requirements. Standard & Poor's Corporation and Moody's Investors Service, Inc. assign separate ratings to each issue of bonds sold by these other issuers. Such ratings may be significantly lower than the ratings assigned by such rating agencies to Texas general obligation bonds.

      On April 15, 1991, the Governor signed into law Senate Bill 351, the School Finance Reform Bill. This bill sets a minimum local property tax rate which guarantees the local school districts a basic state allotment of a specified amount per pupil. The funding mechanism is based on tax base consolidation and creates 188 new taxing units, drawn largely along county lines. Within each taxing unit, school districts will share the revenue raised by the minimum local property tax. Local school districts are allowed to "enrich" programs and provide for facilities construction by levying an additional tax. In January 1992 the Texas Supreme Court declared the School Finance Reform Bill unconstitutional because the community education districts are in essence a state property tax. The legislature was given until September 1, 1993 to pass a new school finance reform bill. The Supreme Court said that, in the meantime, the county education districts could continue to levy and collect property taxes. Several taxpayers have filed suit challenging the right of such districts to collect a tax that has been declared unconstitutional by the Supreme Court. In March 1993, the Legislature passed a proposed constitutional amendment which would allow a limited amount of money to be "recaptured" from wealthy school districts and redistributed to property-poor school districts. However, the amendment was rejected by the voters on May 1, 1993, requiring the Legislature to develop a new school finance plan. At the end of May 1993, the legislature passed a new school finance bill that provides school districts with certain choices to achieve funding equalization. Although a number of both poor and wealthy school districts have challenged the new funding law, the trial judge has stated that the new law shall be implemented for at least the 1993-1994 school year before considering any constitutional challenges.

      The Comptroller has estimated that total revenues for fiscal 1994 will be $33.59 billion, compared to actual revenues of $33.79 billion for fiscal 1993. The revenue estimate for fiscal 1994 is based on an assumption that the Texas economy will show a gradual but steady growth.

      A wide variety of Texas laws, rules and regulations affect, directly, or indirectly, the payment of interest on, or the repayment of the principal of, Bonds in the Texas Trust. The impact of such laws and regulations on particular Bonds may vary depending upon numerous factors including, among others, the particular type of Bonds involved, the public purpose funded by the Bonds and the nature and extent of insurance or other security for payment of principal and interest on the Bonds. For example, Bonds in the Texas Trust which are payable only from the revenues derived from a particular facility may be adversely affected by Texas laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Bonds in the Texas Trust, the payment of interest and principal on which is payable from annual appropriations, may be adversely affected by local laws or regulations that restrict the availability of monies with which to make such appropriations. Similarly, Bonds in the Texas Trust, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by declines in real estate values and by Texas laws that limit the availability of remedies or the scope of remedies available in the event of a default on such Bonds. Because of the diverse nature of such laws and regulations and the impossibility of predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Bonds in the Texas Trust and, therefore, on the Units.

      The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds in the Texas Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Texas Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bond, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Texas Trust to pay interest on or principal of the Bonds.

      For a discussion of the Federal tax status of income earned on Texas Trust Units, see "Other Matters--Federal Tax Status."

      At the time of closing for each Texas Trust, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas law substantially to the effect that:

         (1) Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State.

         (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

         (3) The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

         (4) With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received thereon, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus", which is, generally, its net corporate income plus officers and directors income).

      The opinion set forth in clause (2) above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section 11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art. 852a); or (iii), by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

      Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be to subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.


   PUBLIC OFFERING OF UNITS

      PUBLIC OFFERING PRICE. Units of each State Trust are offered at the Public Offering Price thereof. The Public Offering Price per Unit is equal to the aggregate bid side evaluation of the Municipal Bonds in the State Trust's portfolio (as determined pursuant to the terms of a contract with the Evaluator, by Muller Data

   Corporation, a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities), plus or minus cash, if any, in the Principal Account, held or owned by the State Trust, plus accrued interest to the settlement date (which in the case of Kemper Defined Funds consists of Purchased Interest and Daily Accrued Interest) divided by the number of outstanding Units of the State Trust, plus the sales charge applicable to a Unit of such State Trust. Investors who purchase Units through brokers or dealers pursuant to a current management agreement which by contract or operation of law does not allow such broker or dealer to earn an additional commission (other than any fee or commission paid for maintenance of such investor's account under the management agreement) on such transactions may purchase such Units at the current Public Offering Price net of the applicable broker or dealer concession. See "Public Distribution of Units" below. The sales charge is based upon the dollar weighted average maturity of the State Trust and is determined in accordance with the table set forth below. For purposes of this computation, Municipal Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Municipal Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or
   (b) such Municipal Bonds are subject to a "mandatory tender", in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to the State Trust based upon the dollar weighted average maturity of such State Trust's portfolio, in accordance with the following schedule:


                                             PERCENT OF        PERCENT OF NET
     DOLLAR WEIGHTED AVERAGE               PUBLIC OFFERING         AMOUNT
     YEARS TO MATURITY                          PRICE             INVESTED
     -----------------                     ---------------      -------------
0 to .99 years......................           0.00%                0.000%
1 to 3.99 years.....................           2.00                 2.041
4 to 7.99 years.....................           3.50                 3.627
8 to 14.99 years....................           4.50                 4.712
15 or more years....................           5.50                 5.820

 The sales charge per Unit will be reduced as set forth below:


                                      DOLLAR WEIGHTED AVERAGE YEARS TO MATURITY*
                                       4 TO 7.99      8 TO 14.99   15 OR MORE
                                       --------------------------------------
AMOUNT OF INVESTMENT                  SALES CHARGE (% OF PUBLIC OFFERING PRICE)
--------------------                  -----------------------------------------
$1 to $99,999......................       3.50%          4.50%         5.50%
$100,000 to $499,999...............       3.25           4.25          5.00
$500,000 to $999,999...............       3.00           4.00          4.50
$1,000,000 or more.................       2.75           3.75          4.00

   ----------
   * If the dollar weighted average maturity of a State Trust is from 1 to 3.99 years, the sales charge is 2% and 1.5% of the Public Offering Price for purchases of $1,000 to $249,999 and $250,000 or more, respectively.

      The reduced sales charges as shown on the preceding charts will apply to all purchases of Units on any one day by the same person from the same Underwriter or dealer and for this purpose, purchases of Units of a State Trust will be aggregated with concurrent purchases of Units as any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charges will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account.

      The Sponsor intends to permit officers, directors and employees of the Sponsor and Evaluator, and at the discretion of the Sponsor, registered representatives of selling firms to purchase Units of the Trust without a sales charge, although a transaction processing fee may be imposed on such trades.

      The Public Offering Price per Unit of a State Trust on the date shown on the cover page of Part Two of the Prospectus or on any subsequent date will vary from the amounts stated under "Essential Information" in Part Two in accordance with fluctuations in the prices of the underlying Municipal Bonds and the amount of accrued interest on the Units. The aggregate bid side evaluation of the Municipal Bonds shall be determined (a) on the basis of current bid prices of the Municipal Bonds, (b) if bid prices are not available for any particular Municipal Bonds, on the basis of current bid prices for comparable bonds, (c) by determining the value of the Municipal Bonds on the bid side of the market by appraisal, or (d) by any combination of the above. Except as described in "Insurance on the Portfolios" above, the Evaluator will not attribute any value to the insurance obtained by a State Trust. On the other hand, the value of insurance obtained by an issuer of Municipal Bonds is reflected and included in the market value of such Municipal Bonds.

      In any case, the Evaluator will consider the ability of an insurer to meet its commitments under the Trust's insurance policy (if any). For example, if a State Trust were to hold a municipality's Municipal Bonds which had significantly deteriorated in credit quality, the Evaluator would first consider in its evaluation the market price of the Municipal Bonds at their lower credit rating. The Evaluator would also attribute a value to the insurance feature of the Municipal Bonds which would be equal to the difference between the market value of such Municipal Bonds and the market value of bonds of a similar nature which were of investment grade rating. It is the position of the Sponsor that this is a fair method of valuing insured Municipal Bonds and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940. For a description of the circumstances under which a full or partial suspension of the right of Unitholders to redeem their Units may occur, see "Redemption" below.

      The foregoing evaluations and computations shall be made as of the Evaluation Time stated under "Essential Information" in Part Two, on each business day effective for all sales made during the preceding 24-hour period.

      The interest on the Municipal Bonds in each State Trust, less the related estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential Information" in Part Two. The amount of net interest income which accrues per Unit may change as Municipal Bonds mature or are redeemed, exchanged or sold, or as the expenses of a State Trust change or as the number of outstanding Units of such State Trust changes.

      Payment for Units must be made on or before the third business day following the order for purchase (the "settlement date"). A purchaser becomes the owner of Units on the settlement date. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. If a Unitholder desires to have certificates representing Units purchased, such certificates will be delivered as soon as possible following a written request therefor, or shortly thereafter. For information with respect to redemption of Units purchased, but as to which certificates requested have not been received, see "Redemption" below.

      The following section entitled "Accrued Interest" applies only to series of Kemper Tax-Exempt Insured Income Trust, Multi-State Series and Ohio Tax-Exempt Bond Trust Series 11-22.

      ACCRUED INTEREST. Accrued interest consist of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the State Trusts is actually paid either monthly or semi-annually to the State Trust. However, interest on the bonds in the State Trusts is accounted for daily on an accrual basis. Because of this, a State Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

      The Trustee advanced the amount of accrued interest as of the First Settlement Date (which is five business days following the Date of Deposit of the applicable State Trust) and the same was distributed to the Sponsor.
   Such advance was repaid to the Trustee through the first receipts of interest received on the Municipal Bonds.

   Consequently, the amount of accrued interest added to the Public Offering Price of Units included only accrued interest arising after the First Settlement Date of a State Trust, less any distributions from the Interest Account subsequent to this First Settlement Date. Since the First Settlement Date was the date of settlement for anyone who ordered Units on the Date of Deposit, no accrued interest was added to the Public Offering Price of Units ordered on the Date of Deposit.

      The second element of accrued interest arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in a State Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").

      Accrued interest is computed as of the initial Record Date of the State Trusts. On the date of the first distribution of interest to Unitholders after the First Settlement Date, the interest collected by the Trustee will be sufficient to repay its advances, to allow for accrued interest under the monthly, quarterly and semi-annual plans of distribution and to generate enough cash to commence distributions to Unitholders. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a State Trust are sold or otherwise removed or if a State Trust is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in such State Trust.

      The following section entitled "Purchased and Daily Accrued Interest" applies only to series of Kemper Defined Funds.

      PURCHASED AND DAILY ACCRUED INTEREST. In the case of a State Trust in any series of Kemper Defined Funds, accrued interest consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the later of the last day on which interest thereon was paid or the date of original issuance of the bond. Interest on the coupon Bonds in a State Trust is paid semi-annually to the State Trust. A portion of the aggregate amount of such accrued interest on the Bonds in the Trust to the First Settlement Date (which is five business days following the Date of Deposit of the applicable State Trust) of the State Trust is referred to herein as "Purchased Interest." Included in the Public Offering Price of the State Trust Units is the Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may have advanced a portion of the accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. The second element of accrued interest arises because the estimated net interest on the Units in the State Trust is accounted for daily on an accrual basis (herein referred to as "Daily Accrued Interest"). Because of this, the Units always have an amount of interest earned but not yet paid or reserved for payment. For this reason, the Public Offering Price of Units in any series of Kemper Defined Funds will include the proportionate share of Daily Accrued Interest to the date of settlement.

      If a Unitholder in any series of Kemper Defined Funds sells or redeems all or a portion of his Units or if the bonds are sold or otherwise removed or if the State Trust is liquidated, he will receive at that time his proportionate share of the Purchased Interest and Daily Accrued Interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in the State Trust.

      PUBLIC DISTRIBUTION OF UNITS. The Sponsor has qualified Units of each State Trust for sale in the State for which such State Trust is named. Units will be sold through the Underwriters, through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the Public Offering Price as set forth in the table below. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks, in the amounts shown in the table below. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust

   Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to State law.


                                DOLLAR WEIGHTED AVERAGE YEARS TO MATURITY*
                                 4 TO 7.99    8 TO 14.99    15 OR MORE
                               -------------------------------------------
                                               DISCOUNT PER UNIT
AMOUNT OF INVESTMENT                     (% OF PUBLIC OFFERING PRICE)
---------------------                  -------------------------------

   $1 to $99,999..........          2.00%         3.00%        4.00%
--------------------------          ----          ----         ----
   $100,000 to $499,999...          1.75          2.75         3.50
   $500,000 to $999,999...          1.50          2.50         3.00
   $1,000,000 or more.....          1.25          2.25         2.50
                                    ----          ----         ----

   ----------
   * If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the concession or agency commission is 1.00% of the Public Offering Price.

      In addition to such discounts, the Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trust and other unit investment trusts underwritten by the Sponsor. The Sponsor reserves the right to change the levels of discounts at any time. The difference between the discount allowed to firms and the sales charge will be retained by the Sponsor. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

      PROFITS OF SPONSOR. The Sponsor will retain a portion of the sales charge on each Unit sold representing the difference between the Public Offering Price of the Units and the discounts allowed to firms selling such Units.
   The Sponsor may realize additional profit or loss as a result of the possible change in the daily evaluation of the Municipal Bonds in the State Trusts, since the value of its inventory of Units may increase or decrease.


    MARKET FOR UNITS

      While not obligated to do so, the Sponsor intends to, subject to change at any time, maintain a market for Units of the State Trusts offered hereby and to offer to purchase said Units at prices, as determined by the Evaluator, based on the aggregate bid prices of the underlying Municipal Bonds of such State Trusts, together with accrued interest to the expected date of settlement (which, in the case of Kemper Defined Funds, consists of Purchased Interest and Daily Accrued Interest). Accordingly, Unitholders who wish to dispose of their Units should inquire of their broker or bank as to current market prices of the Units in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount there of prior to making a tender for redemption to the Trustee.

      The offering price of any Units resold by the Sponsor will be in accord with that described in the currently effective Prospectus describing such Units. Any profit or loss resulting from the resale of such Units will belong to the Sponsor. The Sponsor may suspend or discontinue purchase of Units of any State Trust if the supply of Units exceeds demand, or for other business reasons.


    REDEMPTION

      A Unitholder who does not dispose of Units in the secondary market described above may cause their Units to be redeemed by the Trustee by making a written request to the Trustee, Investors Fiduciary Trust Company, P.O. Box 419430, Kansas City, Missouri 64173-0216 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in a form satisfactory to the Trustee. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporation, executors, administrators,
   trustees, guardians or associations.   The signatures must be guaranteed by a
   participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be acceptable to the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing the Units has been received by the purchaser.

      Redemption shall be made by the Trustee on the third business calendar day following the day on which a tender for redemption is received (the "Redemption Date"), by payment of cash equivalent to the Redemption Price for such State Trust, determined as set forth below under "Computation of Redemption Price," as of the Evaluation Time stated under "Essential Information" in Part Two, next following such tender, multiplied by the number of Units being redeemed. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Municipal Bonds in the State Trust's portfolio at the time of redemption. Any Units redeemed shall be cancelled and any undivided fractional interest in the State Trust will be extinguished.

      Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnishing the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

      Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account of such State Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account for such State Trust. The Trustee is empowered to sell Municipal Bonds from the portfolio of a State Trust in order to make funds available for the redemption of Units of such State Trust. Such sale may be required when Municipal Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. To the extent Municipal Bonds are sold, the size and diversity of such State Trust will be reduced.

      The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase any Units tendered for redemption, in lieu of redeeming such Units, to sell such Units in over-the-counter market for the account of tendering Unitholders at prices which will return to such Unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Units. In the event of any such sale, the Trustee shall pay the net proceeds thereof to the Unitholders on the day they would otherwise be entitled to receive payment of the Redemption Price.

      The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Trustee of Municipal Bonds is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying Municipal Bonds in accordance with the Agreement; or (3) for such other period as the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

      COMPUTATION OF REDEMPTION PRICE. The Redemption Price for Units of each State Trust is computed by the Evaluator as of the Evaluation Time stated under "Essential Information" on Part Two next occurring after the tendering of a Unit for redemption and on any other business day desired by it, by:

           A. adding (1) the principal cash on hand held or owed by the State Trust; (2) the aggregate value of the Municipal Bonds held in the State Trust, as determined by the Evaluator on the basis of bid prices therefor; (3) interest accrued and unpaid on the Municipal Bonds in the State Trust as of the date of computation; and

           B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of the State Trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account described under "Expenses of the Trust"; (2) amounts representing estimated accrued expenses of the State Trust including, but not limited to, unpaid fees and expenses of the Trustee (including legal and auditing fees and insurance costs), the Evaluator, the Sponsor and bond counsel, if any; (3) cash held for distribution to Unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the State Trust; and

           C. finally, dividing the results of such computation by the number of Units of the State Trust outstanding as of the date thereof.


   UNITHOLDERS

      OWNERSHIP OF UNITS. Ownership of Units of any State Trust will not be evidenced by a certificate unless a Unitholder or the Unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee. Certificates, if issued, will be so noted on the confirmation statement sent to the Underwriter and broker. Non-receipt of such certificate(s) must be reported to the Trustee within one year; otherwise, a 2% surety bond fee will be required for replacement.

      Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be acceptable to the Trustee.

      Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any multiple thereof subject to any minimum investment requirement established by the Sponsor from time to time. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the Trustee. The Trustee may require a Unitholder to pay a fee for each certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to not more than 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.

      DISTRIBUTIONS TO UNITHOLDERS. Interest Distributions: Interest received by each State Trust, including any portion of the proceeds (including insurance proceeds) from a disposition of Municipal Bonds which represents accrued interest, is credited by the Trustee to the Interest Account for such State Trust. All other receipts are credited by the Trustee to a separate Principal Account for the State Trust. The Trustee normally has no cash for distribution to Unitholders until it receives interest payments on the Bonds in the State Trust. Since municipal interest usually is paid semi-annually, during the initial months of the Trust, the Interest Account of each State Trust, consisting of accrued but uncollected interest and collected interest
   (cash), will be predominantly the uncollected accrued interest that is not available for distribution. On the dates set forth under "Essential Information" for each State Trust in Part Two the Trustee will commence distributions, in part from funds advanced by the Trustee.

      Thereafter, assuming the State Trust retains its original size and composition, after deduction of the fees and expenses of the Trustee, the Sponsor and Evaluator and reimbursements (without interest) to the Trustee for any amount advanced to a State Trust, the Trustee will normally distribute on each Interest Distribution Date (the fifteenth of the month) or shortly thereafter to Unitholders of record of such State Trust on the preceding Record Date. Unitholders of the State Trusts will receive an amount substantially equal to one-twelfth, one-fourth or one-half (depending on the distribution option selected except in series of Kemper Defined Funds in which case only monthly distributions are available) of such Unitholders' pro rata share of the estimated net annual interest income to the Interest Account of such State Trust. However, interest earned at any point in time will be greater than the amount actually received by the Trustee and distributed to the Unitholders. Therefore, there will always remain an item of accrued interest that is added to the daily value of the Units. If Unitholders of a State Trust sell or redeem all or a portion of their Units, they will be paid their proportionate share of the accrued interest of such State Trust to, but not including, the fifth business day after the date of a sale or to the date of tender in the case of a redemption.

      In order to equalize distributions and keep the undistributed interest income of the Trusts at a low level, all Unitholders of record in such State Trust on the first Record Date received and interest distribution on the first Interest Distribution Date. Because the period of time between the first Interest Distribution Date and the regular distribution dates may not have been a full period, the first regular distributions may have been partial distributions.

      Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date
   following their purchase of Units.   Since interest on Municipal Bonds in the
   State Trusts is payable at varying intervals, usually in semi-annual installments, and distributions of income are made to Unitholders at different intervals from receipt of interest, the interest accruing to a State Trust may not be equal to the amount of money received and available for distribution from the Interest Account. Therefore, on each Distribution Date the amount of interest actually deposited in the Interest Account of a State Trust and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from variances, the Trustee is authorized by the Trust Agreements to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account for such State Trust.

      Unitholders of any series of Kemper Tax-Exempt Income Trust, Multi-State Series or Ohio Tax-Exempt Bond Trust, Series 11-22 who desire to receive distributions on a quarterly or semi-annual basis may elect to do so, however, only monthly distributions are available for series of Kemper Defined Funds. Record Dates for monthly distributions will be the first day of each month; Record Dates for quarterly distributions will be the first day of January, April, July and October; and Record Dates for semi-annual distributions will be the first day of January and July. The distribution option selected by a Unitholder of any series of Kemper Tax-Exempt Income Trust, Multi-State Series or Ohio Tax-Exempt Bond Trust, Series 1-10 will remain in effect until changed by written notice to the Trustee.

      Unitholders of any series of Kemper Tax-Exempt Insured Income Trust, Multi-State Series or Ohio Tax-Exempt Bond Trust, Series 11-22 purchasing Units of the State Trusts in the secondary market will initially receive distributions in accordance with the election of the prior owner.
   Unitholders of such Trusts desiring to change their distribution option may do so by sending written notice to the Trustee, together with their certificate (if one was issued). Certificates should only be sent by registered or certified mail to minimize the possibility of loss. If written notice and any certificate are received by the Trustee not later than January 1 or July 1 of a year, the change will become effective for distributions commencing with February 15 or August 15, respectively, of that year. If notice is not received by the Trustee, the Unitholder will be deemed to have elected to continue with the same option.

      Principal Distributions. The Trustee will distribute on each semi-annual Distribution Date (or, in the case of Kemper Defined Funds, on each Distribution Date) or shortly thereafter, to each Unitholder of record of the State Trust of the preceding Record Date, an amount substantially equal to such Unitholder's pro rata share of the cash balance, if any, in the Principal Account of such State Trust computed as of the close of business on the preceding Record Date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per Unit (or $.001 per Unit for certain Series). Except for Series of Kemper Defined Funds, if such balance is between $5.00 and $10.00 per Unit, distributions will be made on each quarterly Distribution Date; and if such balance exceeds $10.00 per Unit, such amounts will be distributed on the next monthly Distribution Date.

      STATEMENTS TO UNITHOLDERS. With each distribution, the Trustee will furnish each Unitholder a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.

      The accounts of each State Trust are required to be audited annually by independent certified public accountants designated by the Sponsor, unless the Trustee determines that such an audit would not be in the best interest of the Unitholders of such State Trust. The accountants' report will be furnished by the Trustee to any Unitholder of such State Trust upon written request.

      Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unitholder of a State Trust a statement covering the calendar year, setting forth:

         A.  As to the Interest Account:

           1. The amount of interest received on the Municipal Bonds in such State Trust, and the percentage of such amount by states and territories in which the issuers of such Municipal Bonds are located;

           2. The amount paid from the Interest Account of such State Trust representing accrued interest of any Units redeemed;

           3. The deductions from the Interest Account of such State Trust for applicable taxes, if any, fees and expenses (including insurance costs and auditing fees) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any;

           4. Any amounts credited by the Trustee to a Reserve Account for such State Trust described under "Expenses of the Trust"; and

           5. The net amount remaining after such payments and deductions, expressed both as a total dollar amount and a dollar amount per Unit outstanding on the last business day of such calendar year.

         B.  As to the Principal Account:

           1. The dates of the maturity, liquidation or redemption of any of the Municipal Bonds in such State Trust and the net proceeds received therefrom excluding any portion credited to the Interest Account;

           2. The amount paid from the Principal Account of such Series representing the principal of any Units redeemed;

           3. The deductions from the Principal Account of such Series for payment of applicable taxes, if any, fees and expenses (including insurance costs and auditing expenses) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any;

           4. Any amounts credited by the Trustee to a Reserve Account for such Series described under "Expenses of the Trust"; and

           5. The net amount remaining after distributions of principal and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year.

         C.  The following information:

           1. A list of the Municipal Bonds in such State Trust as of the last business day of such calendar year;

           2. The number of Units of such State Trust outstanding on the last business day of such calendar year;

           3. The Redemption Price of such State Trust based on the last Trust Fund Evaluation made during such calendar year; and

           4. The amount actually distributed during such calendar year from the Interest and Principal Accounts of such State Trust separately stated, expressed both as total dollar amounts and as dollar amounts per Unit of such State Trust outstanding on the Record Date for each such distribution.

      RIGHTS OF UNITHOLDERS. A Unitholder may at any time tender Units to the Trustee for redemption. No Unitholder of a State Trust shall have the right to control the operation and management of the Trust or such State Trust in any manner, except to vote with respect to amendment of the Agreement or termination of the Trust or such State Trust. The death or incapacity of any Unitholder will not operate to terminate the Trust or any State Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of the Trust or any State Trust.


    INVESTMENT SUPERVISION

      The Sponsor may not alter the portfolio of the State Trusts by the purchase, sale or substitution of Municipal Bonds, except in the special circumstances noted below. Thus, with the exception of the redemption or maturity of Municipal Bonds in accordance with their terms, and/or the sale of Municipal Bonds to meet redemption requests, the assets of the State Trusts will remain unchanged under normal circumstances.

      The Sponsor may direct the Trustee to dispose of Municipal Bonds the value of which has been affected by certain adverse events, including institution of certain legal proceedings, a decline in their price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Municipal Bonds in a State Trust would be detrimental to the interest of its Unitholders. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account of such Trust Fund for distribution to its Unitholders.

      The Trustee is permitted to utilize the option to obtain Permanent Insurance only in circumstances where the value added to the Municipal Bonds exceeds the costs of acquiring such Permanent Insurance. Unless such Permanent Insurance may be obtained at an acceptable price, the Sponsor will not direct the Trustee to dispose of Municipal Bonds which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that the Trust may realize the benefits of the insurance on the portfolio.

      The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of the Municipal Bonds to issue new obligations in exchange or substitution for any of such Municipal Bonds pursuant to a refunding financing plan except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bonds or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bonds in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor.

      The Trustee may sell Municipal Bonds, designated by the Sponsor, from a State Trust for the purpose of redeeming Units of such State Trust tendered for redemption and the payment of expenses. To the extent that Municipal Bonds are sold which are current in payment of principal and interest by one of the Insured Trust Funds in order to meet redemption requests and defaulted Municipal Bonds are retained in the portfolio of an Insured Trust Fund in order to preserve the related insurance protection applicable to said Municipal Bonds, the overall quality of the Municipal Bonds remaining in such Insured Trust Fund's portfolio will tend to diminish. Because of such restrictions on the Trustee, under certain circumstances the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units. See "Redemption."


   ADMINISTRATION OF THE TRUST

      THE TRUSTEE. The Trustee, Investors Fiduciary Trust Company, is a trust company specializing in investment related services, organized and existing under the laws of Missouri, having its trust office at 127 West 10th Street, Kansas City, Missouri 64105. The Trustee is subject to supervision and examination by the Division of Finance of the State of Missouri and the Federal Deposit Insurance Corporation. Investors Fiduciary Trust Company is owned by State Street Boston Corporation.

      The Trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any Trust Fund. For information relating to the responsibilities of the Trustee under the Agreements, reference is made to the material set forth under "Unitholders."

      In accordance with the Agreements, the Trustee shall keep proper books of record and account of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of each Trust Fund. Such books and records shall be open to inspection by any Unitholder of such Trust Fund at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable State or Federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Agreement on file in its office available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the Municipal Bonds held in the State Trust. Pursuant to the Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of Municipal Bonds comprising the portfolios.

      Under the Agreement, the Trustee or any successor trustee may resign and be discharged of the trust created by the Agreement by executing an instrument in writing and filing the same with the Sponsor.

      The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee with or without cause and appoint a successor trustee as provided in the Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by a successor trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

      The Trustee shall be a corporation organized under the laws of the United States or any state thereof, which is authorized under such laws to exercise trust powers. The Trustee shall have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

      THE EVALUATOR. Kemper Unit Investment Trusts, a service of Kemper Securities, Inc., the Sponsor, also serves as Evaluator. The Evaluator may resign or be removed by the Trustee, which is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If, upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the Trustee to each Unitholder. At the present time, pursuant to a contract with the Evaluator, Muller Data Corporation, a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities, provides portfolio evaluations of the Municipal Bonds in the State Trusts which are then reviewed by the Evaluator. In the event the Sponsor is unable to obtain current evaluations from Muller Data Corporation, it may make its own evaluations or it may utilize the services of any other non-affiliated evaluator or evaluators it deems appropriate.

      AMENDMENT AND TERMINATION. The Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Unitholders. The Agreement with respect to any State Trust may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the written consent of the holders of Units representing 66-2/3% of the Units then outstanding of such State Trust, provided that no such amendment or waiver will reduce the interest in the State Trust of any Unitholder thereof without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders of such State Trust. In no event shall the Agreement be amended to increase the number of Units of a State Trust issuable thereunder or to permit, except in accordance with the provisions of the Agreement, the acquisition of any Municipal Bonds in addition to or in substitution for those in a State Trust. The Trustee shall promptly notify Unitholders of the substance of any such amendment.

      The Agreement provides that each State Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Municipal Bonds held in such State Trust. If the value of the State Trust shall be less than the applicable minimum value stated under "Essential Information" in Part Two the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate the State Trust. A State Trust may be terminated at any time by the holders of Units representing 66-2/3% of the Units thereof then outstanding. Notwithstanding the foregoing, in no event shall any State Trust continue beyond the mandatory termination date shown in Part Two under "Essential Information." In the event of termination of a State Trust, written notice thereof will be sent by the Trustee to all Unitholders of such State Trust. Within a reasonable period after termination, the Trust will sell any Municipal Bonds remaining in the State Trust and, after paying all expenses and charges incurred by the State Trust, will distribute to Unitholders thereof (upon surrender for cancellation of certificates for Units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of such State Trust.

      LIMITATIONS ON LIABILITY. The Sponsor: The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith pursuant to the Agreement or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct. The Sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Municipal Bonds.

      The Trustee: The Agreement provides that the Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies, Municipal Bonds, or Certificates except by reason of its own gross negligence, bad faith or willful misconduct, nor shall the Trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Municipal Bonds. In the event that the Sponsor shall fail to act, the Trustee may act and shall not be liable for any such action taken by it in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Municipal Bonds or upon the interest thereon. In addition, the Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee, whose duties are ministerial, did not participate in the selection of Municipal Bonds for the State Trusts.

      The Evaluator: The Trustee and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The Agreement provides that the determinations made by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee or Unitholders for errors in judgment, but shall be liable only for its gross negligence, lack of good faith or willful misconduct.


    EXPENSES OF THE TRUST

      Except with respect to those series indicated in the next sentence, the Sponsor will not charge the Trust an advisory fee and will receive no fee from the Trust for services performed as Sponsor. The Sponsor will charge Kemper Tax-Exempt Income Trust, Multi-State Series 45 and subsequent series an annual surveillance fee for services performed for such Trust Funds in an amount not to exceed the amount shown under "Essential Information" in Part Two, but in no event will such compensation when combined with all compensation received from other unit investment trusts for which the Sponsor acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of such State Trust Fund outstanding as of the January Record Date for any annual period. The Sponsor and other Underwriters paid all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Prospectus, Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, payment of closing fees, expenses of the Trustee, initial evaluation fees during the initial public offering and other out-of-pocket expenses.

      The Trustee receives for its services a fee calculated on the basis of the annual rate set forth under "Essential Information" in Part Two per $1,000 principal amount of Municipal Bonds in each State Trust, based on the largest aggregate principal amount of Municipal Bonds in the State Trust at any time during the monthly, quarterly or semi-annual period, as appropriate. In no event shall the Trustee receive less than $2000 annual compensation in any single year for any Trust. The Trustee also receives indirect benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created pursuant to the Agreement; however, the Trustee is also authorized by the Agreement to make from time to time certain non-interest bearing advances to the State Trusts. See "Unitholders - Distributions to Unitholders."

      For evaluation of Municipal Bonds in the State Trusts, the Evaluator receives a fee, calculated on an annual rate as set forth under "Essential Information" in Part Two, based upon the largest aggregate principal amount of Municipal Bonds in such State Trust at any time during such monthly period.

      The Trustee's, Sponsor's (if any) and Evaluator's fees for the State Trusts are payable monthly on or before each Distribution Date by deductions from the Interest Accounts thereof to the extent funds are available and then from the Principal Accounts. Such fees may be increased without approval of the Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor.

      The following additional charges are or may be incurred by a State Trust:
   (a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses and insurance costs, but not including any fees and expenses charged by any agent for custody and safeguarding of Municipal Bonds) and of bond counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the Trustee to protect the Trust or such State Trust, or the rights and interest of the Unitholders; (e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of the

   Trust or such State Trust without gross negligence, bad faith or willful misconduct on its part; (f) indemnification of the Sponsor for any loss, liability or expense incurred in acting as Sponsor of the State Trust without gross negligence, bad faith or willful misconduct; and (g) expenditures incurred in contacting Unitholders upon termination of the State Trust. The fees and expenses set forth herein are payable out of the appropriate State Trust and, when owed to the Trustee, are secured by a lien on such State Trust.

      Fees and expenses of a State Trust shall be deducted from the Interest Account thereof, or, to the extent funds are not available in such Account, from the Principal Account. The Trustee may withdraw from the Principal Account or the Interest Account of any State Trust such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of the State Trust. Amounts so withdrawn shall be credited to a separate account maintained for the State Trust known as the Reserve Account and shall not be considered a part of the State Trust when determining the value of the Units until such time as the Trustee shall return all or any part of such amounts to the appropriate account.


   THE SPONSOR

      The Sponsor, Kemper Unit Investment Trusts, with an office at 77 W. Wacker Drive, 29th Floor, Chicago, Illinois 60601, (800) 621-5024, is a service of Kemper Securities, Inc., which is a wholly owned subsidiary of Kemper Financial Companies, Inc., a financial services holding company which, in turn, is a wholly owned subsidiary of Kemper Corporation. The Sponsor acts as underwriter of a number of other Kemper unit investment trusts and will act as underwriter of any other unit investment trust products created by the Sponsor in the future. As of December 31, 1994, the total stockholders' equity of Kemper Securities, Inc. was approximately $252,676,937 (unaudited).

      If at any time the Sponsor shall fail to perform any of its duties under the Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, or (b) terminate the Agreement and liquidate the Trust or any State Trust as provided therein or (c) continue to act as Trustee without terminating the Agreement.

      The foregoing financial information with regard to the Sponsor relates to the Sponsor only and not to this Trust or any State Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the State Trusts. More comprehensive financial information can be obtained upon request from the Sponsor.


    LEGAL OPINIONS

      The legality of the Units offered hereby and certain matters relating to federal tax law were originally passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.


   AUDITORS

      The statement of net assets, including the Schedule of Investments, appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trust to which such statement relates, has been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing in Part Two and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

    DESCRIPTION OF SECURITIES RATINGS/2/

      STANDARD & POOR'S. - A brief description of the applicable Standard & Poor's rating symbols and their meanings follows:

      A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

            I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

           II.  Nature of and provisions of the obligation; and

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement, under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      Plus (+) or Minus (-): The ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Provisional Ratings: The letter "p" indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   ----------
   /2/ As published by the rating companies.

      MOODY'S INVESTORS SERVICE, INC. - A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

      Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

      Aa - Bonds which are rated Aa are judged to be the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

      A1 - Bonds which are rated A1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

      Baa - Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances and, aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, expect in instances of oversupply.

      Conditional Ratings: Bonds rated "Con(-)" are ones for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
   (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical ratings denote probable credit stature upon completion of construction or elimination of basis of condition.

   NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in certain areas of its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                          Kemper Tax-Exempt Insured Income Trust

                                  Multi-State Series 17

                                        Ohio Trust










                                         Part Two

                                 Dated September 28, 1995









THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO
THE CONTRARY
IS A CRIMINAL OFFENSE.


NOTE: Part Two of this Prospectus May Not Be Distributed unless
Accompanied by
Part One.

                          Kemper Tax-Exempt Insured Income Trust
                                  Multi-State Series 17
                                        Ohio Trust
                                  Essential Information
                                  As of August 15, 1995
                  Sponsor and Evaluator:  Kemper Unit Investment
Trusts
                       Trustee:  Investors Fiduciary Trust
Company

General Information
Principal Amount of Municipal Bonds
$2,835,000
Number of Units
    2,833
Fractional Undivided Interest in the Trust per Unit
  1/2,833
Principal Amount of Municipal Bonds per Unit
$1,000.71
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio
$2,921,103
  Aggregate Bid Price of Municipal Bonds per Unit
$1,031.10
  Cash per Unit (1)
   $(.30)
  Sales Charge 4.712% (4.5% of Public Offering Price)
   $48.57
  Public Offering Price per Unit (exclusive of accrued
    interest) (2)
$1,079.37
Redemption Price per Unit (exclusive of accrued interest)
$1,030.80
Excess of Public Offering Price per Unit Over Redemption
  Price per Unit
   $48.57
Minimum Value of the Trust under which Trust Agreement
  may be terminated
 $600,000

Date of Trust
June 15, 1989
Mandatory Termination Date
December 31, 2039

Annual Evaluation Fee:  $.30 per $1,000 principal amount of
Municipal Bonds.
Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by Investors Fiduciary Trust Company of
Units tendered for redemption.

[FN]
1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public
Offering Price.

2. Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase). On August 15,
1995, there was added to the Public Offering Price of $1,079.37, accrued interest to the settlement date of August 18, 1995 of $11.79, $17.49 and
$17.59 for a total price of $1,091.16, $1,096.86 and $1,096.96 for the
monthly, quarterly and semiannual distribution options, respectively.

                          Kemper Tax-Exempt Insured Income Trust
                                  Multi-State Series 17
                                        Ohio Trust
                            Essential Information (continued)
                                  As of August 15, 1995
                 Sponsor and Evaluator:  Kemper Unit Investment
Trusts(4)
                       Trustee:  Investors Fiduciary Trust
Company

Special Information Based on Various Distribution Options

                                             Monthly   Quarterly
Semiannual
                                            --------    --------
 --------
Calculation of Estimated Net Annual
  Interest Income per Unit (3):
    Estimated Annual Interest Income        $69.2839    $69.2839
 $69.2839
    Less:  Estimated Annual Expense           2.2991      1.9381
   1.5920
                                            --------    --------
 --------
    Estimated Net Annual Interest Income    $66.9848    $67.3458
 $67.6919
                                            ========    ========
 ========
Calculation of Interest Distribution
  per Unit:
    Estimated Net Annual Interest Income    $66.9848    $67.3458
 $67.6919
    Divided by 12, 4 and 2, respectively     $5.5821    $16.8365
 $33.8460
Estimated Daily Rate of Net Interest
  Accrual per Unit                            $.1861      $.1871
   $.1880
Estimated Current Return Based on Public
  Offering Price (3)                           6.21%       6.24%
    6.27%
Estimated Long-Term Return (3)                 5.57%       5.60%
    5.64%

Trustee's Annual Fees and Expenses (including Evaluator's Fee):
$2.2991,
$1.9381 and $1.5920 ($.9209, $.8407 and $.8264 of which represent expenses)
per Unit under the monthly, quarterly and semiannual distribution options, respectively.

Record and Computation Dates: First day of the month, as follows: monthly - each month; quarterly - January, April, July and October;
semiannual - January
and July.

Distribution Dates:  Fifteenth day of the month, as follows:
monthly - each
month; quarterly - January, April, July and October; semiannual -
January and
July.

[FN]
3. The Estimated Long-Term Return and Estimated Current Return will vary.
For detailed explanation, see Part One of this prospectus.

4. See Note 6 to the accompanying financial statements of the Trust regarding a change in ownership of Kemper Unit Investment Trusts and Kemper
Securities,
Inc.

                              Report of Independent Auditors


Unitholders
Kemper Tax-Exempt Insured Income Trust
Multi-State Series 17 Ohio Trust

We have audited the accompanying statement of assets and liabilities of Kemper
Tax-Exempt Insured Income Trust Multi-State Series 17 Ohio Trust, including the schedule of investments, as of May 31, 1995, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 1995, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kemper
Tax-Exempt Insured
Income Trust Multi-State Series 17 Ohio Trust at May 31, 1995, and the results of its operations and the changes in its net assets for the periods indicated above in conformity with generally accepted accounting principles.





Ernst & Young LLP

Kansas City, Missouri
September 14, 1995, except for Note 6, as to which the date is September 26, 1995

                          Kemper Tax-Exempt Insured Income Trust

                                  Multi-State Series 17

                                        Ohio Trust

                           Statement of Assets and Liabilities

                                       May 31, 1995


Assets
Municipal Bonds, at value (cost $2,801,875)
 $2,933,827
Interest receivable
     70,241

 ----------

  3,004,068

Liabilities and net assets
Cash overdraft
      9,639
Accrued liabilities
      1,243

 ----------

     10,882

Net assets, applicable to 2,833 Units outstanding:
  Cost of Trust assets, exclusive of interest         $2,801,875
  Unrealized appreciation                                131,952
  Distributable funds                                     59,359
                                                      ----------
 ----------
Net assets
 $2,993,186

 ==========

[FN]

See accompanying notes to financial statements.

                          Kemper Tax-Exempt Insured Income Trust

                                  Multi-State Series 17

                                        Ohio Trust

                                 Statements of Operations


                                                      Year ended
May 31
                                                1995        1994
     1993
                                            --------   ---------
 --------
Investment income - interest                $197,205    $202,997
 $204,663
Expenses:
  Trustee's fees and related expenses          4,799       4,652
    4,660
  Evaluator's fees                               855         879
      885
                                            --------   ---------
 --------
Total expenses                                 5,654       5,531
    5,545
                                            --------   ---------
 --------
Net investment income                        191,551     197,466
  199,118

Realized and unrealized gain (loss)
  on investments:
    Realized gain                                448       8,459
        -
    Unrealized appreciation
      (depreciation) during the year        (84,815)   (120,198)
  216,909
                                            --------   ---------
 --------
Net gain (loss) on investments              (84,367)   (111,739)
  216,909
                                            --------   ---------
 --------
Net increase in net assets resulting
  from operations                           $107,184     $85,727
 $416,027
                                            ========   =========
 ========

[FN]

See accompanying notes to financial statements.

                          Kemper Tax-Exempt Insured Income Trust

                                  Multi-State Series 17

                                        Ohio Trust

                           Statements of Changes in Net Assets


                                                      Year ended
May 31
                                                1995        1994
     1993
                                          ----------  ----------
----------
Operations:
  Net investment income                     $191,551    $197,466
 $199,118
  Realized gain on investments                   448       8,459
        -
  Unrealized appreciation (depreciation)
    on investments during the year          (84,815)   (120,198)
  216,909
                                          ----------  ----------
----------
Net increase in net assets resulting
  from operations                            107,184      85,727
  416,027

Distributions to Unitholders:
  Net investment income                    (194,178)   (199,444)
(199,177)

Capital transactions:
  Redemption of Units                       (31,541)    (95,121)
        -
                                          ----------  ----------
----------
Total increase (decrease) in net assets    (118,535)   (208,838)
  216,850

Net assets:
  At the beginning of the year             3,111,721   3,320,559
3,103,709
                                          ----------  ----------
----------
  At the end of the year (including
    distributable funds applicable to
    Trust Units of $59,359, $61,375
    and $63,365 at May 31, 1995, 1994
    and 1993, respectively)               $2,993,186  $3,111,721
$3,320,559
                                          ==========  ==========
==========
Trust Units outstanding at the end
  of the year                                  2,833       2,863
    2,948
                                          ==========  ==========
==========

[FN]

See accompanying notes to financial statements.

                                            Kemper Tax-Exempt
Insured Income Trust

                                                    Multi-State
Series 17

                                                          Ohio
Trust

                                                   Schedule of
Investments

                                                         May 31,
1995


                                                      Coupon
Maturity    Redemption                    Principal
Name of Issuer and Title of Bond(5)(6)                Rate
 Date    Provisions(2)    Rating(1)    Amount(4)    Value(3)
                                                      -------
----------    --------------   ---------   ----------  ----------
+County of Clermont, Ohio, Hospital Facilities        7.50%
9/01/2019    1999 @ 102       AAA           $500,000    $542,505
  Revenue Bonds, Mercy Health System, Province of
  Cincinnati, Series 1989 A.  Insured by AMBAC
  Indemnity Corporation (AMBAC).
+Columbus, Ohio, City School District General         7.05
12/01/2008    1999 @ 102       AAA            350,000     375,441
  Obligation Bonds, Series 1989.  Insured by AMBAC.
County of Cuyahoga, Ohio, Hospital Facilities         6.00
2/15/2019    1998 @ 102       AAA            100,000      96,339
  Revenue Bonds, The Metrohealth System Project,
  Series 1989.  Insured by Municipal Bond Investors
  Assurance Corporation (MBIA).
+Dublin City School District, Franklin, Delaware      7.00
12/01/2005    1999 @ 102       AAA            100,000     107,700
  and Union Counties, Ohio, General Obligation
  Bonds.  Insured by AMBAC.
County of Mahoning, Ohio, Sanitary Sewerage System    7.50
2/01/2019    2010 @ 100 S.F.  AAA            350,000     373,037
  Revenue Bonds, Series 1989.  Insured by Bond
         2000 @ 102
  Investors Guaranty Insurance Company.
+Massillon City School District, Ohio School          7.10
12/01/2011    1999 @ 102       AAA            300,000     323,637
  Improvement Bonds, Series 1989-1, General
  Obligation Unlimited Tax Bonds.  Insured
  by AMBAC.
State of Ohio, Ohio Building Authority, State         5.00
9/01/2012    1996 @ 100       AAA            475,000     420,275
  Correctional Facilities Refunding Revenue
  Bonds, 1986 Series B.  Insured by MBIA.
+State of Ohio, Water Development Revenue Bonds,      7.75
12/01/2004    1996 @ 103       AAA            445,000     473,329
  Series 1986 A.  Insured by AMBAC.
City of Parma, Ohio, Hospital Refunding Bonds,        7.125
11/15/2013    1998 @ 102       AAA            215,000     221,564
  The Parma Community General Hospital Association,
                                      ----------  ----------
  Series 1989A.  Insured by MBIA.
                                      $2,835,000  $2,933,827

                                      ==========  ==========

[FN]

See accompanying notes to Schedule of Investments.

                          Kemper Tax-Exempt Insured Income Trust

                                  Multi-State Series 17

                                        Ohio Trust

                             Notes to Schedule of Investments



1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors
Service, Inc.
The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the
Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

  To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units.
To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for
Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

                          Kemper Tax-Exempt Insured Income Trust

                                  Multi-State Series 17

                                        Ohio Trust

                       Notes to Schedule of Investments
(continued)



4. At May 31, 1995, the Portfolio of the Trust consists of 9 obligations issued by entities located in Ohio. Six issues, representing $2,085,000 of the aggregate principal amount, are payable from the income of a specific project or authority and are not supported by an issuer's power to levy taxes.
Three issues, representing $750,000 of the aggregate principal amount, are general obligations of governmental entities and are backed by the taxing powers of such entities. The sources of payment for the revenue bonds are divided as follows: Hospitals and Health Care, 3; Sewer, 1; Water, 1;
Miscellaneous, 1. Approximately 29% of the aggregate principal amount of
Bonds in the Trust are hospital revenue bonds. All of the Bonds in the Trust are subject to call by the issuers within five years after May 31, 1995.

5. Insurance on the Bonds in the Trust was obtained by the issuers of such
Bonds.

6. Those securities preceded by (+) are secured by, and payable from, escrowed U.S. Government securities.

[FN]
See accompanying notes to financial statements.

                          Kemper Tax-Exempt Insured Income Trust

                                  Multi-State Series 17

                                        Ohio Trust

                              Notes to Financial Statements



1.  Significant Accounting Policies

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by Kemper Unit
Investment Trusts (A Service of Kemper Securities, Inc.), the "Evaluator" and sponsor of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, or (d) any combination of the above. (See Note 5 - Insurance.)

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on
June 15, 1989 (Date of Deposit).  The premium or discount
(including any
original issue discount) existing at June 15, 1989, is not being amortized.
Realized gain (loss) from Bond transactions is reported on an identified cost basis.

2.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at May
31, 1995:

    Gross unrealized depreciation
       $-
    Gross unrealized appreciation
  131,952

 --------
    Net unrealized appreciation
 $131,952

 ========

3.  Transactions with Affiliates

From the inception of the Trust through January 31, 1995, the Trustee,
Investors Fiduciary Trust Company (IFTC), was 50% owned by Kemper
Financial
Services, Inc., an affiliate of Kemper Unit Investment Trusts.
On that date,
State Street Boston Corporation acquired IFTC.  Prior to January
1, 1995, the
Trustee's fee (not including the reimbursement of out-of-pocket expenses), calculated monthly, was at the annual rate of $1.1982, $.9584 and $.6627 under the monthly, quarterly and semiannual distribution options, respectively, per
$1,000 principal amount of Bonds in the Trust, based on the largest aggregate principal amount of Bonds in the Trust at any time during such monthly, quarterly or semiannual periods. Effective January 1, 1995, such fees were revised to $1.3772, $1.0966 and $.7651 under the monthly, quarterly and semiannual distribution options, respectively. The Evaluator received a fee, payable monthly, at an annual rate of $.30 per $1,000 principal amount of
Bonds, based on the largest aggregate principal amount of Bonds in the Trust at any time during such monthly period.

                          Kemper Tax-Exempt Insured Income Trust

                                  Multi-State Series 17

                                        Ohio Trust

                        Notes to Financial Statements (continued)



4.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the
Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

5.  Other Information

Cost to Investors

The cost to initial investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.9% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, on the date of an investor's purchase, plus a sales charge of 4.5% of the Public
Offering Price (equivalent to 4.712% of the net amount invested).

Insurance

Insurance guaranteeing the payment of all principal and interest on the Bonds in the portfolio has been obtained from independent companies by the respective issuers of such Bonds. Insurance obtained by a Bond issuer is effective as long as such Bonds are outstanding. As a result of such insurance, the Units of the Trust have received a rating of "AAA" by Standard
& Poor's Corporation. No representation is made as to any insurer's ability to meet its commitments.

Distributions

Distributions of net investment income to Unitholders are declared and paid in accordance with the option (monthly, quarterly or semiannual) selected by the investor. Such income distributions, on a record date basis, are as follows:

                      Year ended           Year ended
Year ended
Distribution         May 31, 1995         May 31, 1994
May 31, 1993
   Plan          Per Unit      Total  Per Unit      Total  Per
Unit      Total
                 --------   --------  --------   --------
--------   --------
Monthly            $67.52   $113,135    $67.31   $114,867
$67.09   $113,855
Quarterly           67.87     28,641     67.63     29,185
67.41     29,187
Semiannual          68.25     51,660     67.95     54,090
67.71     56,135
                            --------             --------
   --------
                            $193,436             $198,142
   $199,177
                            ========             ========
   ========

                          Kemper Tax-Exempt Insured Income Trust

                                  Multi-State Series 17

                                        Ohio Trust

                        Notes to Financial Statements (continued)



5.  Other Information (continued)

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:

                                                             Year
ended May 31
                                                            1995
       1994
                                                         -------
    -------
    Principal portion                                    $31,541
    $95,121
    Net interest accrued                                     742
      1,302
                                                         -------
    -------
                                                         $32,283
    $96,423
                                                         =======
    =======
    Units                                                     30
         85
                                                         =======
    =======

                                            Kemper Tax-Exempt
Insured Income Trust

                                                    Multi-State
Series 17

                                                          Ohio
Trust

                                          Notes to Financial
Statements (continued)



5.  Other Information (continued)

Selected data for a Unit of the Trust outstanding throughout each year -

                                               Monthly
           Quarterly                      Semiannual
                                          Year ended May 31
      Year ended May 31               Year ended May 31
                                      1995      1994       1993
  1995       1994      1993       1995      1994       1993
                                 --------- ---------  ---------
---------  --------- ---------  --------- ---------  ---------
Investment income - interest        $69.32    $69.47     $69.42
$69.32     $69.47    $69.42     $69.32    $69.47     $69.42
Expenses                              2.21      2.10       2.10
  1.87       1.79      1.78       1.54      1.47       1.48
                                 --------- ---------  ---------
---------  --------- ---------  --------- ---------  ---------
Net investment income                67.11     67.37      67.32
 67.45      67.68     67.64      67.78     68.00      67.94

Distributions to Unitholders:
  Net investment income            (67.52)   (67.31)    (67.09)
(67.87)    (67.63)   (67.41)    (68.25)   (67.95)    (67.71)
Net gain (loss) on investments     (29.64)   (39.52)      73.76
(29.64)    (39.52)     73.76    (29.64)   (39.52)      73.76
                                 --------- ---------  ---------
---------  --------- ---------  --------- ---------  ---------
Change in net asset value          (30.05)   (39.46)      73.99
(30.06)    (39.47)     73.99    (30.11)   (39.47)      73.99

Net asset value:
  Beginning of the year           1,079.90  1,119.36   1,045.37
1,085.64   1,125.11  1,051.12   1,102.75  1,142.22   1,068.23
                                 --------- ---------  ---------
---------  --------- ---------  --------- ---------  ---------
  End of the year, including
    distributable funds          $1,049.85 $1,079.90  $1,119.36
$1,055.58  $1,085.64 $1,125.11  $1,072.64 $1,102.75  $1,142.22
                                 ========= =========  =========
=========  ========= =========  ========= =========  =========

                          Kemper Tax-Exempt Insured Income Trust

                                  Multi-State Series 17

                                        Ohio Trust

                        Notes to Financial Statements (continued)



6.  Subsequent Event

Effective September 14, 1995, through an ESOP, the members of certain Kemper
Corporation operating units have acquired ownership of certain
Kemper
Corporation operating units, which included Kemper Securities, Inc., the
Trust's sponsor and evaluator. In connection with the acquisition, Kemper
Securities, Inc. changed its name to EVEREN Securities, Inc., and Kemper Unit
Investment Trusts is now a Service of EVEREN Securities, Inc. Subsequent to the date of acquisition, neither EVEREN Securities, Inc. nor Kemper Unit
Investment Trusts is affiliated with Kemper Financial Services,
Inc. or Kemper
Corporation. On September 26, 1995, Kemper Unit Investment Trusts changed its name to EVEREN Unit Investment Trusts.

                             Consent of Independent Auditors



We consent to the reference to our firm under the caption
"Independent
Auditors" and to the use of our report dated September 14, 1995, in this Post-
Effective Amendment to the Registration Statement (Form S-6) and related
Prospectus of Kemper Tax-Exempt Insured Income Trust Multi-State
Series 17
Ohio Trust dated September 28, 1995.





Ernst & Young LLP

Kansas City, Missouri
September 28, 1995


                 KEMPER TAX-EXEMPT INCOME TRUST
                        NATIONAL SERIES
                    INTERMEDIATE TERM SERIES
                 SHORT-INTERMEDIATE TERM SERIES
                            PART ONE
The date of this Part One is that datewhich is set forth in Part
                      Twoof the Prospectus
    Each Series of Kemper Tax-Exempt Income Trust (the "Trust" or the "National Trust") was formed for the purpose of gaining interest income free from Federal income taxes while conserving capital and diversifying risks by investing in a fixed portfolio of Municipal Bonds consisting of obligations of states of the United States and political subdivisions and authorities thereof.

The  portfolios  of  the  Intermediate   Term  Series  and  the

Short-Intermediate Term Series of the Trust are similar to the National Series, except that the Intermediate Term Series consist of obligations having a dollar-weighted average maturity of 10 years or less and the Short-Intermediate Term Series have a dollar-weighted average maturity of 5 years or less.
    Units of the Trust are not deposits or obligations of, or guaranteed by, any bank, and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal.
    This Prospectus is in two parts. Read and retain both parts for future reference.
  SPONSOR: KEMPER UNIT INVESTMENT TRUSTS,a service of Kemper
                        Securities, Inc.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       TABLE OF CONTENTS

                                  PAGE


SUMMARY                            3
   The Trust                      3
   Public Offering Price          3
   Interest and Principal Distributions 3
   Reinvestment                   4
   Estimated Current Return and Estimated Long-Term
   Return                         4
   Market for Units               4
   Risk Factors                   4
THE TRUST                          5
PORTFOLIO                          6
RISK FACTORS                       7
DISTRIBUTION REINVESTMENT          13
INTEREST AND ESTIMATED LONG-TERM AND CURRENT RETURNS
13
TAX STATUS OF THE TRUST            14
PUBLIC OFFERING OF UNITS           18
   Public Offering Price          18
   Accrued Interest               20
   Public Distribution of Units   21
   Profits of Sponsor             22
MARKET FOR UNITS                   22
REDEMPTION                         23
   Computation of Redemption Price 24
UNITHOLDERS                        25
   Ownership of Units             25
   Distributions to Unitholders   25
   Statements to Unitholders      26
   Rights of Unitholders          28
INVESTMENT SUPERVISION             28
ADMINISTRATION OF THE TRUST        29
   The Trustee                    29
   The Evaluator                  30
   Amendment and Termination      30
   Limitations on Liability       31
EXPENSES OF THE TRUST              32
THE SPONSOR                        33
LEGAL OPINIONS                     33
INDEPENDENT AUDITORS               34
DESCRIPTION OF SECURITIES RATINGS  34

Essential Information*
Report of Independent Auditors*
Statement of Net Assets and Liabilities*
Statement of Operations*
Statement of Changes in Net Assets*
Schedule of Investments*
Notes to Schedule Investments*
Notes to Financial Statements*
*Information on these items appears in Part Two

 KEMPER TAX-EXEMPT INCOME TRUSTNATIONAL SERIESINTERMEDIATE TERM
              SERIESSHORT-INTERMEDIATE TERM SERIES
SUMMARY
    The Trust. Each Series of the Kemper Tax-Exempt Income
Trust (the "Trust" or the "National Trust") is one of a series of investment companies each of which is a unit investment trust consisting of a diversified portfolio of obligations of states of the United States and political subdivisions and authorities thereof ("Municipal Bonds" or "Securities"). The portfolios of the Intermediate Term Series and Short-Intermediate Term Series of the Trust are similar to the National Series, except that the Intermediate Term Series consist of obligations having a dollar-weighted average maturity of 10 years or less and the Short-Intermediate Term Series have a dollar-weighted average maturity of 5 years or less. Municipal Bonds in the portfolio were rated as of the Date of Deposit in the category "A" or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. Ratings of the Municipal
Bonds  may  have  changed  since   the  Date  of  Deposit.  See

"Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two.
    The objective of each Series of the Trust is tax-exempt income and conservation of capital with diversification of risk through investment in a fixed portfolio of Municipal Bonds. Interest on certain Municipal Bonds in certain of the National Series will be a preference item for purposes of the alternative
minimum  tax.   Accordingly,  such   National  Series   may  be

appropriate only for investors who are not subject to the alternative minimum tax. There is, of course, no guarantee that the Trust's objectives will be achieved.
    The Units, each of which represents a pro rata undivided fractional interest in the Municipal Bonds deposited in the appropriate Series of the Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase or Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the Trust and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units.
   Public Offering Price. The  Public Offering Price per
Unit of a Series of the Trust is equal to a pro rata share of the aggregate bid prices of the Municipal Bonds in such Series (plus or minus a pro rata share of cash, if any, in the Principal Account, held or owned by the Series) plus a sales charge in the amount shown under "Public Offering of Units." In addition, there will be added to each transaction an amount equal to the accrued interest from the last Record Date of such Series to the date of settlement (five business days after order). The sales charge is reduced on a graduated scale as indicated under "Public

Offering of Units_Public Offering Price."
    Interest and Principal Distributions. Distributions of the estimated annual interest income received by a National Series or an Intermediate Term Series, after deduction of estimated expenses, will be made monthly unless the Unitholder elects to receive such distributions quarterly or semi-annually. Distributions will be paid on the Distribution Dates to

Unitholders of Record of each such Series on the Record Dates set forth for the applicable option. Distributions of the estimated annual interest income to be received by a Short-Intermediate Term Series of the Trust, after deduction of estimated expenses, will be made semi-annually on January 15 and July 15 to

Unitholders of record on January 1 and July 1, respectively, of each year. (See "Essential Information" in Part Two.)
    The distribution of funds, if any, in the Principal Account of each Series, will be made semi-annually to Unitholders of Record on the appropriate dates. See "Essential Information" in Part Two.
    Reinvestment. Distributions of interest and principal, including capital gains, if any, made by a Series of the Trust will be paid in cash unless a Unitholder elects to reinvest such distributions. Each Unitholder of a Trust Fund offered herein may elect to have distributions of principal or interest or both automatically invested without charge in shares of certain mutual

funds  sponsored  by   Kemper  Financial   Services,  Inc.  See

"Distribution Reinvestment."
    Estimated  Current  Return   and  Estimated  Long-Term
Return. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price of such Trust. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, the Sponsor and Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the bid price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Return is calculated
using  a  formula  which   (1) takes  into  consideration,  and

determines and factors in the relative weightings of, the market values, yields (which  takes into  account the  amortization of
premiums  and  the   accretion  of   discounts)  and  estimated

retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and

Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.
    Market for Units. While under no obligation to do so, the Sponsor intends, subject to change at any time, to maintain a market for the Units of each Series of the Trust and to continuously offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Municipal Bonds in such Series of the Trust. If such a market is not maintained and no other over-the-counter market is available, Unitholders will still be able to dispose of their Units through redemption by the Trustee at prices based upon the aggregate bid price of the Municipal Bonds in such Series of the Trust. See

"Redemption."
    Risk Factors. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Municipal Bonds. See "Portfolio_Risk Factors."
                 KEMPER TAX-EXEMPT INCOME TRUST
                        NATIONAL SERIES
                    INTERMEDIATE-TERM SERIES
                 SHORT-INTERMEDIATE TERM SERIES
THE TRUST
    Each Series of the Trust is one of a Series of unit investment trusts created by the Sponsor under the name Kemper Tax-Exempt Income Trust, all of which are similar, and each of which was created under the laws of the State of Missouri pursuant to a Trust Agreement* (the "Agreement"). Kemper Unit Investment Trusts, a service of Kemper Securities, Inc. acts as Sponsor and Evaluator and Investors Fiduciary Trust Company acts as Trustee.
    A Series of the Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt, fixed income securities with greater diversification than they might be able to acquire individually. In addition, Municipal Bonds of the type deposited in the Trust are often not available in small amounts.
    Each Series of the Trust contains a portfolio of interest bearing obligations issued by or on behalf of states of the United States and political subdivisions and authorities thereof the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from all Federal income taxes under existing law, but may be subject to state and local taxes. The
portfolios  of   the   Intermediate   Term   Series   and   the

Short-Intermediate Term Series of the Trust are similar to the National Series, except that the Intermediate Term Series consist of obligations having a dollar-weighted average maturity of 10 years or less and the Short-Intermediate Series consist of obligations having a dollar-weighted average maturity of 5 years or less.
    Proceeds of the maturity, redemption or sale of the Municipal Bonds in a Series of the Trust, unless used to pay for Units tendered for redemption, will be distributed to Unitholders of such Series and will not be utilized to purchase replacement or additional Municipal Bonds for such Series.
    The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in a Series of the Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the Trust or any Series thereof and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units.
    To the extent that Units of a Series of the Trust are redeemed, the principal amount of Municipal Bonds in such Series will be reduced and the undivided fractional interest represented by each  outstanding Unit  of  that Series  will  increase. See
"Redemption."
    The objective of the Trust is tax-exempt income and conservation of capital with diversification of risk through investment in a fixed portfolio of Municipal Bonds. There is, of course, no guarantee that the Trust's objectives will be achieved.
PORTFOLIO
    In selecting the Municipal Bonds which comprise the portfolio of a Series of the Trust the following requirements, among others, were deemed to be of primary importance: (a) a minimum rating of "A" by either Standard & Poor's or Moody's
Investors  Service,  Inc.   (See  "Description   of  Securities

Ratings"); (b) the price of the Municipal Bonds relative to other issues of similar quality and maturity; (c) the diversification of the Municipal Bonds as to purpose of issue; (d) the dates of maturity of the Municipal Bonds and (e) the income to the Unitholders of the Series of the Trust. A Municipal Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such investment from the portfolio of a Series of the Trust, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the investment. See "Investment Supervision" herein and "Schedule of Investments" in Part Two.
    Interest on certain Municipal Bonds in certain of the National Series will be a preference item for purposes of the alternative minimum tax. Accordingly, such National Series may be appropriate only for investors who are not subject to the alternative minimum tax.
    The Sponsor may not alter the portfolio of a Series of the Trust, except that certain of the Municipal Bonds may be sold upon the happening of certain extraordinary circumstances. See "Investment Supervision."
    Certain of the Municipal Bonds in the Series of the Trust may be subject to redemption prior to their stated maturity date
pursuant  to  sinking  fund   provisions,  call  provisions  or

extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of such Series, and the net annual interest income of the Series and may reduce the Estimated Long-Term Return and/or Estimated Current Return. See "Interest and Estimated Long-Term and Current Returns." Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations.

Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of

Municipal Bonds or may require the mandatory redemption of Municipal Bonds include, among others: a final determination that the interest on the Municipal Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Municipal Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Municipal Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Municipal Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Municipal Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes not imposed on the date the Municipal Bonds are issued on the issuer of the Municipal Bonds or the user of the proceeds of the Municipal Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Municipal Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Municipal Bonds resulting in excess proceeds of the Municipal Bonds which may be applied to redeem Municipal Bonds; or an underestimate of a source of funds securing the Municipal Bonds resulting in excess funds which may be applied to redeem Municipal Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Municipal Bonds.
    The Sponsor, and the Trustee shall not be liable in any way for any default, failure or defect in any Municipal Bond.
    Risk Factors. An investment in Units of a Series of the Trust should be made with an understanding of the risks which an investment in fixed rate debt obligations may entail, including the risk that the value of the portfolio and hence of the Units will decline with increases in interest rates. The value of the underlying Municipal Bonds will fluctuate inversely with changes in interest rates. The uncertain economic conditions of recent years, together with the fiscal measures adopted to attempt to deal with them, have resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate debt obligations generally and long term obligations in particular. The Sponsor cannot predict whether such fluctuations will continue in the future.
    Certain of the Municipal Bonds in some Series of the Trust may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other Municipal Bonds in such Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. There are, of course, variations in the security of the different Municipal Bonds in the Trusts, both within a particular classification and between classifications, depending on numerous factors.
    Certain of the Municipal Bonds in some Series of the Trust may be obligations of issuers whose revenues are derived from services provided by hospitals and other health care facilities, including nursing homes. In view of this an investment in such
Series  should   be   made  with   an   understanding   of  the

characteristics of such issuers and the risks that such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Federal legislation has been enacted which implemented a system of prospective Medicare reimbursement which may restrict the flow of revenues to hospitals and other facilities which are reimbursed for services provided under the Medicare program. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse changes in these areas may adversely affect the ability of such issuers to make payment of principal and interest on Municipal Bonds held in such

Series. Such adverse changes also may adversely affect the ratings of the Municipal Bonds held in such Series of the Trust.
    Certain of the Municipal Bonds in some Series of the Trust may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these Municipal Bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such Municipal Bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such Municipal Bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Municipal Bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the
proceeds  of   the  single   family  mortgage   revenue  bonds.

Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code of 1954, which Section contains certain ongoing requirements relating to the use of the proceeds of such Bonds in order for the interest on such Municipal Bonds to retain its tax-exempt status. In each case, the issuer of the Municipal Bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the Municipal Bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the Municipal Bonds to become taxable, possibly retroactively from the date of issuance.
    Certain of the Municipal Bonds in some Series of the Trust may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated

first redemption dates for such bonds. In connection with the housing Municipal Bonds held by the Trust, the Sponsor has not had any direct communications with any of the issuers thereof, but at the initial Date of Deposit it was not aware that any of the respective issuers of such Municipal Bonds were actively considering the redemption of such Municipal Bonds prior to their respective stated initial call dates. However, there can be no assurance that an issuer of a Municipal Bond in a Trust will not attempt to so redeem a Municipal Bond in such Trust.
    Certain of the Municipal Bonds in some Series of the Trust may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, a decline in population resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. Issuers may have experienced these problems in varying degrees.
    Certain of the Municipal Bonds in some Series of the Trust may be obligations of issuers whose revenues are primarily derived from the sale of electric energy or natural gas. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the county, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. Issuers may have experienced these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Municipal Bonds to make payments of principal and/or interest on such Municipal Bonds. The ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements. Courts in Washington and Idaho have held that certain agreements between the Washington Public Power Supply System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint action power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.
    Certain of the Municipal Bonds in some Series of the Trust may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from leveraged buy-outs or takeovers. The IRBs in the Series of the Trust may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other Municipal Bonds in the Series of the Trust prior to the stated maturity of such Municipal Bonds.
    Certain of the Municipal Bonds in some Series of the Trust may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under  the  use  agreements.  The  air  transport  industry  is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Municipal Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.
    Certain of the Municipal Bonds in some Series of the Trust may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.
    Certain of the Municipal Bonds in some Series of the Trust may be Urban Redevelopment Bonds ("URBs"). URBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of
a  particular  project  have  been   assigned  and  pledged  to

purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the URBs. Regardless of the structure, payment of the URBs is solely dependent upon the creditworthiness of the operator of the project.
    Certain of the Municipal Bonds in the Trust may be lease revenue bonds whose revenues are derived from lease payments made by a municipality or other political subdivision which is leasing equipment or property for use in its operation. The risks associated with owning Municipal Bonds of this nature include the possibility that appropriation of funds for a particular project or equipment may be discontinued. The Sponsor cannot predict the likelihood of non-appropriation of funds for these types of lease revenue Municipal Bonds.
    Certain of the Municipal Bonds in some Series of the Trust may be "zero coupon" bonds, i.e., an original issue discount bond that does not provide for the payment of current interest. Zero coupon bonds are purchased at a deep discount because the buyer obtains only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments.
The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently. For the Federal tax consequences of original issue discount bonds such as the zero coupon bonds, see "Tax Status of the Trust."
    Investors should be aware that many of the Municipal Bonds
in  some  Series  of  the   Trust  are  subject  to  continuing

requirements such as the actual use of Municipal Bond proceeds or manner of operation of the project financed from Municipal Bond proceeds that may affect the exemption of interest on such Municipal Bonds from Federal income taxation. Although at the time of issuance of each of the Municipal Bonds in the Trusts an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, there can be no assurance that the respective issuers or other obligors

on  such  obligations  will   fulfill  the  various  continuing

requirements established upon issuance of the Municipal Bonds. A
failure  to  comply   with  such   requirements  may   cause  a

determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Municipal Bonds, thereby reducing the value
of  the   Municipal   Bonds  and   subjecting   Unitholders  to

unanticipated tax liabilities.
    Federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse

modification  or  alteration  of  the   rights  of  holders  of

obligations issued by such subdivisions or authorities.
    Certain of the Municipal Bonds in some Series of the Trust represent "moral obligations" of another governmental entity other than the issuer. In the event that the issuer of the
Municipal Bond defaults in the repayment thereof, such other governmental entity lawfully may, but is not obligated to, discharge the obligation of the issuer to repay such Municipal Bond.
    To the best of the Sponsor's knowledge, as of the date of the Prospectus, there is no litigation pending with respect to any Municipal Bonds which might reasonably be expected to have a material adverse effect on the Trust or any Series thereof. Although the Sponsor is unable to predict whether any litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust or any Series, the Trust received copies of the opinions of bond counsel given to the issuing authorities at the time of original delivery of each of the Municipal Bonds to the effect that the Municipal Bonds had been validly issued and that the interest thereon is exempt from Federal income taxes.
DISTRIBUTION REINVESTMENT
    Each Unitholder of the Trust may elect to have distributions of principal (including capital gains, if any) or interest or both automatically invested without charge in shares of any mutual fund registered in such Unitholder's state of residence which is underwritten or advised by KFS (the "Kemper Funds"), other than those Kemper Funds sold with a contingent deferred sales charge. Since the portfolio securities and investment objectives of such Kemper Funds may differ significantly from that of the Trust, Unitholders should carefully consider the
consequences,  before   selecting   such   Kemper   Funds   for

reinvestment.  Detailed   information  with   respect   to  the

investment objectives and the management of the Kemper Funds is contained in their respective prospectuses, which can be obtained from the Sponsor, and many investment firms, upon request. An investor should read the appropriate prospectus prior to making the election to reinvest. Unitholders who desire to have such distributions automatically reinvested should inform their broker at the time of purchase or should file with the Program Agent referred to below a written notice of election.
    Unitholders who are receiving distributions in cash may elect to participate in distribution reinvestment by filing with the Program Agent an election to have such distributions reinvested without charge. Such election must be received by the Program Agent at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Program Agent. See

"Distributions to Unitholders."
    The Program Agent is Investors Fiduciary Trust Company. All inquiries concerning participation in distribution reinvestment should be directed to Kemper Service Company, service agent for the Program Agent at P.O. Box 419430, Kansas City, Missouri 64173-0216, telephone (800) 422-2848.
INTEREST AND ESTIMATED LONG-TERM AND CURRENT RETURNS
    As of the opening of business on the date indicated therein, the Estimated Current Returns and the Estimated Long-Term Returns

for the Trust were as set forth under "Essential Information" in Part Two of this Prospectus. Unitholders choosing distributions quarterly or semi-annually will receive a slightly higher rate because of the lower Trustee's fees and expenses under such plans. Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, the sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Returns will be
realized  in  the  future.   Estimated  Long-Term  Returns  are

calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with the Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.
TAX STATUS OF THE TRUST
    All Municipal Bonds in the Series of the Trust Fund were accompanied by copies of opinions of bond counsel given to the issuers thereof at the time of original delivery of the Municipal

Bonds to the effect that the interest thereon is exempt from all Federal income taxes. In connection with the offering of Units of the Trust Funds, neither the Sponsor, the Trustee, the auditors nor their respective counsel have made any review of the proceedings relating to the issuance of the Municipal Bonds or the basis for such opinions. Gain realized on the sale or redemption of the Municipal Bonds by the Trustee or of a Unit by a Unitholder is, however, includable in gross income for Federal income tax purposes. Such gain does not include any amounts received in respect of accrued interest or earned original issue discount. It should be noted that under recently enacted legislation described below that subjects accretion of market discount on tax-exempt bonds to taxation as ordinary income, gain realized on the sale or redemption of Municipal Bonds by the Trustee or of Units by a Unitholder that would have been treated as capital gain under prior law is treated as ordinary income to the extent it is attributable to accretion of market discount. Market discount can arise based on the price a Trust Fund pays for Municipal Bonds or the price a Unitholder pays for his or her

Units. In addition, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds, when held by residents of the state in which the issuers of such bonds are located, from state income taxes and, where applicable, local income taxes.
    Neither the Sponsor, the Trustee, the Independent Auditors nor their respective counsel have made any review of the proceedings relating to the issuance of the Municipal Bonds or the bases for such opinions.
    In the  opinion of  Chapman  and Cutler,  counsel  for the
Sponsor.
         Each  Series  of  the  Trust   Fund  is  not  an
    association taxable as a corporation for Federal income
    tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code  of 1986 (the "Code")
    will retain its status when distributed to Unitholders, except to the extent such interest is subject to the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below.
         Exemption of interest and accrued original issue discount on any Municipal Bonds for Federal income tax purposes does not necessarily result in tax-exemption under the laws of the several states as such laws vary
    with respect to the taxation of such securities and in
    many states all or part of such interest accrued original issue discount may be subject to tax.
         Each Unitholder is considered to be the owner of a
    pro rata portion of each asset of the respective Trust
    Fund in the proportion that the number of Units of such
    Trust Fund held by  him bears to  the total number of
    Units outstanding of such Trust Fund under Subpart E, Subchapter J of Chapter 1 of the Code and will have a taxable event when such Trust Fund disposes of a Municipal Bond, or when the Unitholder redeems or sells his Units. Unitholders  must reduce the  tax basis of
    their Units for their share of accrued interest received by a Trust Fund, if any, on Municipal Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Municipal
    Bonds  during  the   period  from   the  Unitholder's
    settlement date to the date such Municipal Bonds are delivered to a Trust Fund and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such
    Units. Gain or  loss upon  the sale  or redemption of
    Units is measured  by comparing the  proceeds of such
    sale or  redemption with  the  adjusted basis  of the
    Units. If the Trustee disposes of Municipal Bonds (whether by sale, payment on maturity, redemption or
    otherwise),  gain  or  loss   is  recognized  to  the
    Unitholder. The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder
    who purchases Units, such basis (before adjustment for
    earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units  among each  of the  Trust Fund's assets
    ratably  according  to  value  as   of  the  date  of
    acquisition of the Units. The basis of each Unit and of each Municipal Bond which was issued with original issue discount must be increased by the amount of the accrued original issue discount and the basis of each Unit and of the Unitholder's interest in each Municipal
    Bond which was acquired by such Unitholder at a premium must be reduced by the annual amortization of Municipal
    Bond premium. The tax cost reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to his original cost.
    Sections 1288 and 1272 of the Internal Revenue Code of 1986 (the "Code") provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Municipal Bond, depending on the date the Municipal Bond was issued. In addition, special rules apply if the purchase price of a Municipal Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price"). The application of these rules will also vary depending on the value of the Municipal Bond on the date a Unitholder acquires his Units, and the price the Unitholder pays for his Units. Investors with questions regarding these Code sections should consult with their tax advisers.
    "The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued) subject to a statutory "de minimis" rule. Market discount can arise based on the price a Trust pay for Municipal Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust Fund holds a Municipal Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Municipal Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.
    In the case of all Unitholders (both individuals and corporations), interest on all or certain Bonds held by certain Series of the Trust may be treated as an item of tax preference
for  purposes  of   computing  the   alternative  minimum  tax.

Accordingly, investments in Units may subject Unitholders to (or result in increased liability under) the alternative minimum tax.

Due to the complexity of the alternative minimum tax, Unitholders are urged to consult their tax advisers regarding the impact, if any, of the alternative minimum tax.
    In addition, in the case of certain corporations, the alternative minimum tax and the Superfund Tax depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Municipal Bonds in a Trust Fund. Unitholders are urged to consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profit tax imposed by Section 884 of the Code.
    Counsel for  the  Sponsor  has  also  advised  that  under
Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust Fund is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however,

these  rules  generally  do  not  apply  to  interest  paid  on

indebtedness  incurred  to  purchase   or  improve  a  personal

residence).  Also,  under  Section 265  of  the  Code,  certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding these issues should consult with their tax advisers.
    In the case of certain Municipal Bonds in the Trust Funds, the opinions of bond counsel indicate that interest on such securities received by a "substantial user" of the facilities being financed with the proceeds of these securities or persons related thereto, for periods while such securities are held by such a user or related person, will not be excludable from Federal gross income, although interest on such securities received by others would be excludable from Federal gross income.

"Substantial user" and "related person" are defined under U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.
    In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35% effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.
    Under existing law, the Trust Funds are not associations taxable as a corporation and the income of the Trust Funds will be treated as the income of the Unitholders under the income tax laws of the State of Missouri.
    All statements of law in the Prospectus concerning exclusion from gross income for Federal, state or other tax purposes are the opinions of counsel and are to be so construed.
    At the respective times of issuances of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Trust
Funds of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.
    Section 86 of the Code, in general, provides that fifty percent of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of the Social Security benefits received exceeds a "base amount". The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers  who do not live apart at all during  the taxable  year  and who  file  separate returns.
Modified  adjusted  gross  income   is  adjusted  gross  income

determined  without  regard  to   certain  otherwise  allowable

deductions and exclusions from gross income and by including tax exempt interest. To the extent that Social Security benefits are includable in gross income, they will be treated as any other item of gross income.
    In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85 percent of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for married taxpayers, $44,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.
    Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax exempt interest, including that received from the Trust Fund, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include fifty percent or eighty-five percent, respectively of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.
    The exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.
PUBLIC OFFERING OF UNITS
    Public Offering Price.  Units of  each Series  of the
Trust are offered at the Public Offering Price, plus accrued interest to the expected settlement date. The Public Offering Price per Unit is equal to the aggregate bid side evaluation of the Municipal Bonds in the Series' portfolio (as determined pursuant to the terms of a contract with the Evaluator, by Muller

Data Corporation a non-affiliated firm regularly engaged in the
business  of  evaluating,  quoting   or  appraising  comparable

securities), plus or minus cash, if any, in the Principal Account, held or owned by such Series of the Trust, divided by the number of outstanding Units of the Series, plus the sales charge applicable. The sales charge is based upon the dollar weighted average maturity of the Trust and is determined in accordance with the table set forth below. Investors who purchase Units through brokers or dealers pursuant to a current management agreement which by contract or operation of law does not allow such broker or dealer to earn an additional commission (other than any fee or commission paid for maintenance of such investor's account under the management agreement) on such transactions may purchase such Units at the current Public Offering Price net of the applicable broker or dealer connection.

See "Public Distribution of Units" below. For purposes of this computation, Municipal Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Municipal Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Municipal Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to the Trust based upon the dollar weighted average maturity of such Trust's portfolio, in accordance with the following schedule:

                              PERCENT OF       PERCENT
                              PUBLIC           OF NET
DOLLAR WEIGHTED AVERAGE       OFFERING         AMOUNT
YEARS TO MATURITY             PRICE            INVESTED
1 to 3.99 years               2.00%            2.041%
4 to 7.99 years               3.50             3.627
8 to 14.99 years              4.50             4.712
15 or more years              5.50             5.820

    The sales charge per Unit will be reduced as set forth below:

                       DOLLAR WEIGHTED AVERAGE YEARS TO MATURITY*

                       4 TO 7.99       8 TO 14.99     15 OR MORE

Amount Of Investment Sales Charge (% Of Public Offering Price)
$1,000 to $99,999      3.50%           4.50%          5.50%
$100,000 to $499,999   3.25            4.25           5.00
$500,000 to $999,999   3.00            4.00           4.50
$1,000,000 or more     2.75            3.75           4.00
----------------

* If the dollar weighted average maturity of the Trust is from 1 to 3.99 years, the sales charge is 2% and 1.5% of the Public Offering for purchases of $1 to $249,999 and $250,000 or more, respectively.
    The reduced sales charges as shown on the chart above will apply to all purchases of Units on any one day by the same purchaser from the same firm and for this purpose purchases of Units of a Series of the Trust will be aggregated with concurrent purchases of Units of any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charges will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account.
    The Sponsor intends to permit officers, directors and employees of the Sponsor and, at the discretion of the Sponsor and Evaluator, registered representatives of selling firms to purchase Units of the Trust without a sales charge, although a transaction processing fee may be imposed on such trades.
    The Public Offering Price per Unit of a Series of the Trust on the date shown on the cover page of Part Two of the Prospectus or on any subsequent date will vary from the amounts stated under

"Essential Information" in Part Two due to fluctuations in the prices of the underlying Municipal Bonds. The aggregate bid side evaluation of the Municipal Bonds shall be determined (a) on the basis of current bid prices of the Municipal Bonds, (b) if bid prices are not available for any particular Municipal Bond, on the basis of current bid prices for comparable bonds, (c) by determining the value of the Municipal Bonds on the bid side of the market by appraisal, or (d) by any combination of the above.
    The foregoing evaluations and computations shall be made as of the Evaluation Time stated under "Essential Information" in Part Two, on each business day effective for all sales made during the preceding 24-hour period, and for purposes of resales and repurchase of Units.
    The interest on the Municipal Bonds in a Series of the Trust, less the estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential Information" in Part Two. The amount of net interest income which accrues per Unit may change as Municipal Bonds mature or are redeemed, exchanged or sold, or as the expenses of such Series of the Trust change or as the number of outstanding Units of the Series changes.
    Payment for Units must be made on or before the fifth business day following purchase (the "settlement date"). A purchaser becomes the owner of Units on the settlement date. If a Unitholder desires to have certificates representing Units purchased, such certificates will be delivered as soon as possible following a written request therefor. For information with respect to redemption of Units purchased, but as to which certificates requested have not been received, see "Redemption" below.
    Accrued Interest. Accrued interest consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the Trust Fund is actually paid either monthly or semi-annually to the Trust Fund. However, interest on the Bonds in the Trust Funds is accounted for daily on an accrual basis. Because of this, a Trust Fund always has an amount of interest earned but not yet collected by the Trustee by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.
    The Trustee advanced the amount of accrued interest as the First Settlement Date and the same was distributed to the Sponsor. Such advance was repaid to the Trustee through the first receipts of interest received on the Municipal Bonds. Consequently, the amount of accrued interest added to the Public Offering Price of Units included only accrued interest arising after the First Settlement Date of a Trust Fund, less any distributions from the Interest Account subsequent to the First Settlement Date. Since the First Settlement Date was the date of settlement for anyone who ordered Units on the Date of Deposit, no accrued interest was added to the Public Offering Price of Units ordered on the Date of Deposit.
    The second element of accrued interest arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in a Trust Fund. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").
    Accrued interest is computed as of the initial Record Date of the Trust Funds. On the date of the first distribution of interest to Unitholders after the First Settlement Date, the interest collected by the Trustee will be sufficient to repay its advances, to allow for accrued interest under the monthly, quarterly and semi-annual plans of distribution and to generate enough cash to commence distributions to Unitholders. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust Fund are sold or otherwise removed or if a Trust Fund is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in such Trust Fund.
    Public  Distribution  of   Units.  The   Sponsor  has
qualified Units for sale in all states. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the Public Offering Price as set forth below. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks, in an amount as shown in the tables below. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                       DOLLAR WEIGHTED AVERAGE YEARS TO MATURITY*

AMOUNT OF INVESTMENT   4 TO 7.99       8 TO 14.99     15 OR MORE
Discount Per Unit       (% Of Public Offering Price)
$1,000 to $99,999      2.00%           3.00%          4.00%
$100,000 to $499,999   1.75            2.75           3.50
$500,000 to $999,999   1.50            2.50           3.00
$1,000,000 or more     1.25            2.25           2.50
-----------------

* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the concession or agency commission is 1.00% of the Public Offering Price.
    The Sponsor reserves the right to change the discounts set forth above from time to time. In addition to such discounts, the Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trust and other unit investment trusts underwritten by the Sponsor. The difference between the discount and the sales charge will be retained by the Sponsor.
    The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.
    Profits of Sponsor. The Sponsor will retain a portion of the sales charge of each Unit sold, representing the difference between the Public Offering Price of the Units and the discounts allowed to firms selling such Units. The Sponsor may realize additional profit or loss as a result of the possible change in the daily evaluation of the Municipal Bonds in a Series of the Trust,  since the  value of  its inventory of  Units may increase or decrease.
MARKET FOR UNITS
    While not obligated to do so, the Sponsor intends to, and certain of the Underwriters may, subject to change at any time, maintain a market for Units of each Series of the Trust offered hereby and to continuously offer to purchase said Units at prices, as determined by the Evaluator, based on the aggregate bid prices of the underlying Municipal Bonds of such Series, together with accrued interest to the expected date of settlement. Accordingly, Unitholders who wish to dispose of their Unit should inquire of their bank or broker as to the current market price in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.
    The offering price of any Units resold by the Sponsor will be in accord with that described in the currently effective Prospectus describing such Units. Any profit or loss resulting from the resale of such Units will belong to the Sponsor. The Sponsor may suspend or discontinue purchases of Units of any Trust Fund if the supply of Units exceeds demand, or for other business reasons.
REDEMPTION
    If more favorable terms do not exist in the over-the-counter market described above, Unitholders of a Series of the Trust may cause their Units to be redeemed by the Trustee by making a written request to the Trustee, Investors Fiduciary Trust Company, P.O. Box 419430, Kansas City, Missouri 64173-0216 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unitholder(s)  of record  at the  address of  record, no signature guarantee is necessary  for redemptions by individual
account   owners    (including   joint    owners).   Additional

documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing the Units has been received by the purchaser.
    Redemption shall be made by the Trustee on the seventh calendar day following the day on which a tender for redemption is received, or if the seventh calendar day is not a business day, on the first business day prior thereto (the "Redemption Date"), by payment of cash equivalent to the Redemption Price for such series, determined as set forth below under "Computation of Redemption Price," as of the evaluation time stated under "Essential Information" in Part Two, next following such tender, multiplied by the number of Units being redeemed. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Municipal Bonds in the portfolio at the time of redemption. Any Units redeemed shall be cancelled and any undivided fractional interest in that Series of the Trust will be extinguished.
    Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.
    Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account for such Series to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account of such Series. The Trustee is empowered to sell Municipal Bonds from the portfolio of a Series of the Trust in order to make funds available for the redemption of Units of such

Series. Such sale may be required when Municipal Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. To the extent Municipal Bonds are sold, the size and diversity of that Series will be reduced.
    The Trustee is irrevocably authorized in its discretion, if an Underwriter does not elect to purchase any Unit tendered for redemption, in lieu of redeeming such Units, to sell such Units in the over-the counter market for the account of tendering Unitholders at prices which will return to such Unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of Redemption Price for such Units. In the event of any such sale, the Trustee shall pay the net proceeds thereof to the Unitholders on the day they would otherwise be entitled to receive payment of the Redemption Price.
    The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Trustee of Municipal Bonds is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying Municipal Bonds in accordance with the Trust Agreements; or (3) for such other period as the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.
    Computation of Redemption Price. The Redemption Price for Units of each Series of the Trust is computed by the Evaluator as of the evaluation time stated under "Essential Information" in Part Two next occurring after the tendering of a Unit for redemption and on any other business day desired by it, by
     A.  adding  (1) the cash  on  hand in  such  Series of  the

    Trust; (2) the  aggregate  value  of  each  issue  of  the
    Municipal Bonds held in such Series of the Trust, as determined by the Evaluator on the basis of bid prices therefor; and (3) interest accrued and unpaid on the Municipal Bonds in such Series of the Trust as of the date of computation; and
      B.   deducting  therefrom   (1) amounts  representing   any

    applicable taxes or governmental charges payable out of the Series of the Trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account described under "Expenses of the Trust"; (2) amounts representing estimated accrued expenses of such Series including, but not limited to, fees and expenses of the Trustee (including legal and auditing fees), the Evaluator, the Sponsor, and bond counsel, if any; (3) cash held for distribution to Unitholders of record as of the business day
    prior  to  the   evaluation  being   made;  and  (4) other
    liabilities incurred by such Series; and
     C.  finally,  dividing  the  results  of  such  computation by the number of Units of such Series of the Trust outstanding as of the date thereof.
UNITHOLDERS
    Ownership of Units. Ownership of Units of a Series of the Trust will not be evidenced by a certificate unless a Unitholder or the Unitholder's registered broker/dealer or the clearing agent for such broker/dealers makes a written request to the Trustee. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.
    Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any whole Unit multiple thereof subject to any minimum requirement established by the sponsor from time to time. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the trustee. The Trustee may require a Unitholder to pay a reasonable fee, to be determined in the sole discretion of the Trustee, for each certificate re-issued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates.

Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.
    Distributions to Unitholders. Interest Distributions:
Interest received by a Series of the Trust, including any portion of the proceeds from a disposition of Municipal Bonds which represents accrued interest, is credited by the Trustee to the Interest Account for such Series. All other receipts are credited by the Trustee to a separate Principal Account for such Series. During each year the distributions to the Unitholders of each Series of the Trust as of each Record Date (see "Essential Information" in Part Two) will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to one-twelfth, one-quarter or one-half (depending on the distribution option selected) of such Unitholders' pro rata share of the estimated annual income to the

Interest Account for such Series, after deducting estimated expenses. However, interest to which Unitholders of a Series of the Trust are entitled will at most times exceed the amount available for distribution, there will almost always remain an item of accrued interest that is accounted for daily and is added to the value of each Unit. If Unitholders sell or redeem all or a portion of their Units, they will be paid their proportionate share of the accrued interest of such Series of the Trust to, but not including, the fifth business day after the date of sale or to the date of tender in the case of a redemption.
    Persons who purchase Units between a Record Date and a Distribution Date will receive their first distributions on the second Distribution Date following their purchase of Units. Since interest on Municipal Bonds in each Series of the Trust is
payable  at   varying   intervals,   usually   in   semi-annual

installments, and distributions of income are made to Unitholders of the Series of the Trust at what may be different intervals from receipt of interest, the interest accruing to such Series of the Trust may not be equal to the amount of money received and available for distribution from the Interest Account for such Series. Therefore, on each Distribution Date the amount of interest actually on deposit in the Interest Account and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from such variances, the Trustee is authorized by the Trust Agreements to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account of such Series.
    Unitholders  purchasing   Units  will   initially  receive
distributions in accordance with the election of the prior owner.

Unitholders desiring  to change  their distribution  option, if applicable, may do so by sending written notice to the Trustee,
together  with   their   certificate  (if   one   was  issued).

Certificates should only be sent by registered or certified mail to minimize the possibility of loss. If written notice and any certificate are received by the Trustee not later than January 1 or July 1 of a year, the change will become effective on January 2 for distributions commencing with February 15 or August 15, respectively, of that year. If notice is not received by the Trustee, the Unitholder will be deemed to have elected to continue with the same option.
    Principal Distributions: The Trustee will distribute on each Distribution Date or shortly thereafter, to each Unitholder of Record of a Series of the Trust on the preceding Record Date, an amount substantially equal to such Unitholders' pro rata share of the cash balance, if any, in the Principal Account of such Series (but not less than $1.00 per Unit or $.001 per Unit for certain Series) computed as of the close of business on the preceding Record Date.
    Statements to Unitholders. With each distribution, the Trustee will furnish or cause to be furnished to each Unitholder a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.
    The accounts of each Series of the Trust are required to be audited annually, at the Series' expense, by independent auditors designated by the Sponsor, unless the Trustee determines that such an audit would not be in the best interest of the Unitholders of such Series of the Trust. The accountants' report will be furnished by the Trustee to any Unitholder of such Series of the Trust upon written request.
    Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during calendar year was a Unitholder of such Series of the Trust a statement covering the calendar year, setting forth for the applicable series:
           A. As to the Interest Account for such Series:
           1.   The   amount   of   interest   received  on   the

         Municipal Bonds and the percentage  of such amount by
         states and territories  in which the  issuers of such
         Bonds are located;
           2.  The   amount  paid   from  the  Interest   account

         representing accrued interest of any Units redeemed;
          3.  The  deductions  from  the  Interest  Account  for

         applicable taxes, if  any, fees  and expenses  of the
         Trustee, the Evaluator, and, if any, of bond counsel;
           4.  Any   amounts  credited  by   the  Trustee  to   a

         Reserve Account described under "Expense of the Trust";
         and
           5.  The  net  amount  remaining  after  such   payment

         and deductions, expressed both as a total dollar amount
         and a dollar amount per  Unit outstanding on the last
         business day of such calendar year.
           B. As to the Principal Account for such Series:
           1.  The   dates  of   the  maturity,  liquidation   or

         redemption of any of the  Municipal Bonds and the net
         proceeds received  therefrom  excluding  any  portion
         credited to the Interest Account;
           2.  The  amount   paid  from  the  Principal   Account

         representing the principal of any Units redeemed;
          3.  The  deductions  from  the  Principal Account  for

         payment of applicable taxes, if any, fees and expenses
         (including  auditing  fees)   of  the   Trustee,  the
         Evaluator, and, if any, of bond counsel;
           4.  The   amounts  credited  by   the  Trustee  to   a

         Reserve Account  described  under  "Expenses  of  the
         Trust"; and
           5.  The  net  amount  remaining  after   distributions

         of principal and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year.
           C. The following information:
          1.  A  list  of the  Municipal  Bonds  in such  Series

         as of the last business day of such calendar year;
            2.   The    number   of    Units   of   such
Series
         outstanding on the last business day of such calendar year;
          3.  The  Redemption  Price  of  such  Series based  on

         the last Trust  Evaluation made  during such calendar
         year;
           4.  The  amount   actually  distributed  during   such

         calendar year from the Interest and Principal Accounts of such Series separately stated, expressed both as total dollar amounts and as dollar amounts per Unit
         outstanding  on  the   Record  Date   for  each  such
         distribution.
    Rights of Unitholders. A Unitholder may at any time tender Units to the Trustee for redemption. No Unitholder shall have the right to control the operation and management of the Trust or any Series thereof in any manner, except to vote with respect to amendment of the Trust Agreements or termination of a Series of the Trust. The death or incapacity of any Unitholder will not operate to terminate any Series of the Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition for winding up of the Trust.
INVESTMENT SUPERVISION
    The Sponsor may not alter the portfolio of a Series of the Trust by the purchase, sale or substitution of Municipal Bonds, except in the special circumstances noted below. Thus, with the exception of the redemption or maturity of Municipal Bonds in accordance with their terms, and/or the sale of Municipal Bonds to meet redemption requests, the assets of each Series of the Trust will remain unchanged under normal circumstances.
    The Sponsor may direct the Trustee to dispose of Municipal Bonds the value of which has been affected by certain adverse events including institution of certain legal proceedings or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Bonds in a Series of the Trust would be detrimental to the interest of the Unitholders. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account of such Series for distribution to the Unitholders.
    The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of the Municipal Bonds to issue new obligation in exchange or substitution for any of such Municipal Bonds pursuant to a refunding financing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (a) the issuer is in default with respect to such Municipal Bonds; or (b) in the written opinion of the Sponsor, there is a reasonable basis to believe that the issuer will default with respect to such Municipal Bonds in the foreseeable future. Any obligations received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as the Municipal Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder of such Series of such Series of the Trust registered on the books of the Trustee, identifying the Municipal Bonds eliminated and the Municipal Bonds substituted therefor.
ADMINISTRATION OF THE TRUST
    The Trustee. The Trustee, Investors Fiduciary Trust Company, is a trust company specializing in investment related services, organized and existing under the laws of Missouri, having its trust office at 127 West 10th Street, Kansas City, Missouri 64105. The Trustee is subject to supervision and examination by the Division of Finance of the State of Missouri and the Federal Deposit Insurance Corporation. Investors

Fiduciary  Trust  Company  is  owned  by  State  Street  Boston

Corporation.
    The Trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any Series of the Trust. For information relating to the responsibilities of the Trustee under the Trust Agreements, reference is made to the material set forth under "Unitholders."
    In accordance with the Trust Agreements, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of a Series of the Trust. Such books and records shall be open to inspection by any Unitholder of such

Series at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreements on file in its office available for inspection at all reasonable times during usual business hours by any Unitholder of such Series, together with a current list of the Municipal Bonds held in such Series of the Trust. Pursuant to the Trust Agreements, the Trustee may employ one or more agents for the purpose of custody and safeguarding of Municipal Bonds comprising the portfolio.
    Under the Trust Agreements, the Trustee or any successor trustee may resign and be discharged of its duties created by the

Trust Agreements by executing an instrument in writing and filing the same with the Sponsor.
    The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. In case the Trustee becomes incapable of acting or is adjudged a bankrupt or is taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreements. Notice of such removal and appointment shall be mailed to each
Unitholder  by  the  Sponsor.  Upon   execution  of  a  written

acceptance of such appointment by a successor trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in successor.
    The Trustee shall be a corporation organized under the laws of the United States or any state thereof, which is authorized under such laws to exercise trust powers. The Trustee shall have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.
    The Evaluator. Kemper Unit Investment Trusts, a service of Kemper Securities, Inc., the Sponsor, also serves as Evaluator. The Evaluator may resign or be removed by the Trustee in which event the Trustee is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has
accepted  appointment  within  thirty   days  after  notice  of

resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the Trustee to each Unitholder. At the present time, pursuant to a contract with the Evaluator, Muller Data Corporation, a non-affiliated  firm  regularly  engaged  in  the  business  of evaluating, quoting or appraising comparable securities, provides portfolio evaluations of the Municipal Bonds in the Trust which are then reviewed by the Evaluator. In the event the Sponsor is
unable  to   obtain  current   evaluations  from   Muller  Data

Corporation, it may make its own evaluations or it may utilize the services of any other non-affiliated evaluator or evaluators it deems appropriate.
    Amendment and Termination. The Trust Agreements may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent;
(2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Unitholders. The Trust Agreements may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the holders of Units representing 66-2/3% of the Units then outstanding of such Series, provided that no such amendment or waiver will reduce the interest of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without consent of all Unitholders of such Series. In no event shall the Trust Agreements be amended to increase the number of Units of a Series issuable thereunder or to permit, except in accordance with the provisions of the Trust Agreements, the acquisition of any Municipal Bonds in addition to or in substitution for those in any Series of the Trust. The Trustee shall promptly notify Unitholders of the substance of any such amendment.
    The Trust Agreement provide that  each Series of the Trust
shall  terminate  upon   the  maturity,   redemption  or  other

disposition, of the last of the Municipal Bonds held in such Series. If the value of a Series of the Trust shall be less than the applicable minimum value stated under "Essential Information"

in Part Two the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate such Series of the Trust.
A Series of the Trust may be terminated at any time by the holders of Units representing 66-2/3% of the Units of such Series then outstanding. In the event of termination of a Series, written notice thereof will be sent by the Trustee to all Unitholders of such Series. Within a reasonable period after termination, the Trustee will sell any Municipal Bonds remaining in that Series of the Trust and, after paying all expenses and charges incurred by the Series, will distribute to Unitholders of such Series (upon surrender for cancellation of certificates for Units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of such Series.
    Limitations on Liability. The Sponsor: The Sponsor is liable for the performance of its obligations arising from the responsibilities under the Trust Agreements, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith pursuant to the Trust Agreements or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct. The Sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Municipal Bonds.
    The Trustee: The Trust Agreements provide that the Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies, Municipal Bonds, or certificates except by reason of its own gross negligence, bad faith or willful misconduct, nor shall the Trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Municipal Bonds. In the event that the Sponsor shall fail to act, the Trustee may act and shall not be liable for any such action taken in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Municipal Bonds or upon the interest thereon. In addition, the Trust Agreements contain other customary provisions limiting the liability of the Trustee.
    The Evaluator: The Trustee and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The Trust Agreements provide that the determinations made by the Evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee or Unitholders for errors in judgment, but shall be liable only for its gross negligence, lack of faith or willful misconduct.
EXPENSES OF THE TRUST
    The Sponsor will charge each Series a surveillance fee for services performed for such Series in an amount not to exceed that amount set forth in "Essential Information" in Part Two but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the  Sponsor  both  acts  as  sponsor  and  provides  portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of each series outstanding as the January Record Date for any annual period. The Sponsor and other Underwriters paid all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and
execution  of   the  Prospectus,   Trust  Agreements   and  the

certificates, legal  and accounting  expenses,  advertising and selling expenses,  payment  of closing  fees,  expenses  of the
Trustee,  initial  evaluation  fees   and  other  out-of-pocket

expenses.
    The Trustee receives for its services a fee calculated on the basis of the annual rate set forth under "Essential
Information" in Part Two based on the largest aggregate principal amount of Municipal Bonds in such Series of the Trust at any time

during  the  monthly,  quarterly   or  semi-annual  period,  as

appropriate. The Trustee also receives indirect benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created pursuant to the Agreement; however, the Trustee is also authorized by the Agreement to make from time to time certain non-interest bearing advances to the Series of the Trust. See "Unitholders-Distributions to Unitholders."
    For evaluation of Municipal Bonds in a Series of the Trust, the Evaluator receives a fee, calculated on an annual rate as set forth under "Essential Information" in Part Two, based upon the largest aggregate principal amount of Municipal Bonds in such

Series of the Trust at any time during such monthly period.
    The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date by deductions from the Interest Account of such Series to the extent funds are available and then from the Principal Account of such Series. Both fees may be increased without approval of Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor.
    The following additional charges are or may be incurred by a Series of the Trust: (a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses, but not including any fees and expenses charged by any agent for custody and safeguarding of Municipal Bonds) and of bond counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the Trustee to protect the Trust or any series thereof, or the rights and interests of the Unitholders; (e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of the Trust or any Series without gross negligence, bad faith or willful misconduct on its part; (f) indemnification of the Sponsor for any loss, liability or expense incurred in acting as Depositor of a Series of the Trust without gross negligence, bad faith or willful misconduct; and (g) expenditures incurred in contacting Unitholders upon termination of a Series of the Trust. The fees and expenses set forth herein are payable out of the appropriate Series of the Trust and, when owed to the Trustee, are secured by a lien on the assets of such Series.
    Fees and expenses of a Series of the Trust shall be deducted from the Interest Account of such Series, or, to the extent funds are not available in such  Account, from the Principal Interest
Account of such Series. The Trustee may withdraw from the Principal Account of a Series or the Interest Account of a Series

such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of the Trust. Amounts so withdrawn shall be credited to a separate account maintained for such Series of the Trust known as the Reserve Account and shall not be considered a part of such Series of the Trust when determining the value of the Units until such time as the Trustee shall return all or any part of such amounts to the appropriate account.
THE SPONSOR
    The Sponsor, Kemper Unit Investment Trusts, with an office at 77 W. Wacker Drive, 29th Floor, Chicago, Illinois 60601, (800)

621-5024, is a service  of Kemper Securities,  Inc., which is a wholly-owned subsidiary  of  Kemper  Financial  Companies, Inc.
which,  in  turn,  is  a   wholly-owned  subsidiary  of  Kemper

Corporation. The Sponsor acts as underwriter of a number of other Kemper unit investment trusts and will act as underwriter of any other unit investment trust products developed by the Sponsor in the future. As of January 31, 1994, the total stockholder's equity of Kemper Securities, Inc., was approximately $261,673,436 (unaudited).
    If at any time the Sponsor shall fail to perform any of its duties under the Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange
Commission, or (b) terminate the Agreement and liquidate the Trust or any Series as provided therein or (c) continue to act as

Trustee without terminating the Agreement.
    The foregoing financial information with regard to the Sponsor relates to the Sponsor only and not to any Series of this

Trust. Such information is included in this Prospectus only for
the  purpose  of  informing  investors   as  to  the  financial

responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Series of the Trust. More comprehensive financial information can be obtained upon request from the Sponsor.
LEGAL OPINIONS
    The legality of the Units offered hereby and certain matters relating to Federal tax law were originally passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.
INDEPENDENT AUDITORS
    The statement of net assets, including the schedule of investments, appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trust to which such statements relate, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing in Part Two and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.
DESCRIPTION OF SECURITIES RATINGS*
    Standard & Poor's Ratings Group. A brief description of the applicable Standard & Poor's Ratings Group ("Standard & Poor's") rating symbols and their meanings follows:
    A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
    The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
    The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial  information. The  ratings may  be changed,
suspended,  or  withdrawn  as  a   result  of  changes  in,  or

unavailability of, such information, or for other circumstances.
    The ratings are based, in varying degrees, on the following considerations:
 I.  Likelihood  of  default - capacity  and  willingness of  the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
       II.    Nature of and provisions of the obligation;
  III.  Protection   afforded  by,   and  relative  position
of,
the obligation in the event of bankruptcy, reorganization or other arrangement, under the laws of bankruptcy and other laws affecting creditors' rights.
   AAA   _    Bonds   rated   AAA    have   the   highest
rating
assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
 AA  _  Bonds  rated  AA  have  a  very  strong  capacity to  pay interest and repay principal and differ from the highest rated issues only in small degree.
  A   _   Bonds  rated   A   have  a   strong   capacity  to
pay
interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
  BBB   _   Bonds   rated   BBB   are   regarded   as  having
an
adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
    Plus (+) or Minus (-): The ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
    Provisional Ratings: The letter "p" indicates the rating is
provisional.  A  provisional  rating   assumes  the  successful

completion of the project being financed by the bonds being rated and indicates  that  payment of  debt  service  requirements is largely or entirely  dependent upon  the successful  and timely
completion  of  the   project.  This   rating,  however,  while

addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
    Moody's Investors Service, Inc. _ A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:
    Aaa _ Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional
exception  of   oversupply   in  a   few   specific  instances,

characteristically, their market value is affected solely by money market fluctuations.
    Aa _ Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.
    A _ Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.
    A1 _ Bonds which are rated A1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offering in the market place.
    Baa _ Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances and, aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.
    Conditional Ratings: Bonds rated "Con (-)" are ones for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction. (b) earnings of project unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other
limiting  condition  attaches.   Parenthetical  rating  denotes

probable credit stature upon completion of construction or elimination of basis of condition.
    Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in certain areas of its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                              Kemper Tax-Exempt Income Trust

                                Series 86 (AMT Bond Trust)











                                         Part Two

                                 Dated September 28, 1995









THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO
THE CONTRARY
IS A CRIMINAL OFFENSE.


NOTE: Part Two of this Prospectus May Not Be Distributed unless
Accompanied by
Part One.

                              Kemper Tax-Exempt Income Trust
                                Series 86 (AMT Bond Trust)
                                  Essential Information
                                  As of August 15, 1995
                  Sponsor and Evaluator:  Kemper Unit Investment
Trusts
                       Trustee:  Investors Fiduciary Trust
Company

General Information
Principal Amount of Municipal Bonds
$4,390,000
Number of Units
    5,077
Fractional Undivided Interest in the Trust per Unit
  1/5,077
Principal Amount of Municipal Bonds per Unit
  $864.68
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio
$4,362,569
  Aggregate Bid Price of Municipal Bonds per Unit
  $859.28
  Cash per Unit (1)
       $-
  Sales Charge 5.820% (5.5% of Public Offering Price)
   $50.01
  Public Offering Price per Unit (exclusive of accrued
    interest) (2)
  $909.29
Redemption Price per Unit (exclusive of accrued interest)
  $859.28
Excess of Public Offering Price per Unit Over Redemption
  Price per Unit
   $50.01
Minimum Value of the Trust under which Trust Agreement
  may be terminated
 $985,000

Date of Trust
June 15, 1989
Mandatory Termination Date
December 31, 2039

Annual Evaluation Fee:  $.30 per $1,000 principal amount of
Municipal Bonds.
Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by Investors Fiduciary Trust Company of
Units tendered for redemption.

[FN]
1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public
Offering Price.

2. Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase). On August 15,
1995, there was added to the Public Offering Price of $909.29, accrued interest to the settlement date of August 18, 1995 of $11.83, $17.05 and
$17.15 for a total price of $921.12, $926.34 and $926.44 for the monthly,
quarterly and semiannual distribution options, respectively.

                              Kemper Tax-Exempt Income Trust
                                Series 86 (AMT Bond Trust)
                            Essential Information (continued)
                                  As of August 15, 1995
                 Sponsor and Evaluator:  Kemper Unit Investment
Trusts(4)
                       Trustee:  Investors Fiduciary Trust
Company

Special Information Based on Various Distribution Options

                                             Monthly   Quarterly
Semiannual
                                            --------    --------
 --------
Calculation of Estimated Net Annual
  Interest Income per Unit (3):
    Estimated Annual Interest Income        $63.2842    $63.2842
 $63.2842
    Less:  Estimated Annual Expense           1.8507      1.5859
   1.2746
                                            --------    --------
 --------
    Estimated Net Annual Interest Income    $61.4335    $61.6983
 $62.0096
                                            ========    ========
 ========
Calculation of Interest Distribution
  per Unit:
    Estimated Net Annual Interest Income    $61.4335    $61.6983
 $62.0096
    Divided by 12, 4 and 2, respectively     $5.1195    $15.4246
 $31.0048
Estimated Daily Rate of Net Interest
  Accrual per Unit                            $.1706      $.1714
   $.1722
Estimated Current Return Based on Public
  Offering Price (3)                           6.76%       6.79%
    6.82%
Estimated Long-Term Return (3)                 6.95%       6.98%
    7.02%

Trustee's Annual Fees and Expenses (including Evaluator's Fee):
$1.8507,
$1.5859 and $1.2746 ($.6599, $.5934 and $.5822 of which represent expenses)
per Unit under the monthly, quarterly and semiannual distribution options, respectively.

Record and Computation Dates: First day of the month, as follows: monthly - each month; quarterly - January, April, July and October;
semiannual - January
and July.

Distribution Dates:  Fifteenth day of the month, as follows:
monthly - each
month; quarterly - January, April, July and October; semiannual -
January and
July.

[FN]
3. The Estimated Long-Term Return and Estimated Current Return will vary.
For detailed explanation, see Part One of this prospectus.

4. See Note 6 to the accompanying financial statements of the Trust regarding a change in ownership of Kemper Unit Investment Trusts and Kemper
Securities,
Inc.

                              Report of Independent Auditors


Unitholders
Kemper Tax-Exempt Income Trust
Series 86 (AMT Bond Trust)

We have audited the accompanying statement of assets and liabilities of Kemper
Tax-Exempt Income Trust Series 86 (AMT Bond Trust), including the schedule of investments, as of May 31, 1995, and the related statements of operations and changes in net assets for each of the three years in the period then ended.
These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 1995, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kemper
Tax-Exempt Income
Trust Series 86 (AMT Bond Trust) at May 31, 1995, and the results of its operations and the changes in its net assets for the periods indicated above in conformity with generally accepted accounting principles.





Ernst & Young LLP

Kansas City, Missouri
September 14, 1995, except for Note 6, as to which the date is September 26, 1995

                              Kemper Tax-Exempt Income Trust

                                Series 86 (AMT Bond Trust)

                           Statement of Assets and Liabilities

                                       May 31, 1995


Assets
Municipal Bonds, at value (cost $4,798,227)
 $4,891,409
Interest receivable
    141,320

 ----------

  5,032,729

Liabilities and net assets
Cash overdraft
     26,201
Accrued liabilities
      2,151

 ----------

     28,352

Net assets, applicable to 5,077 Units outstanding:
  Cost of Trust assets, exclusive of interest         $4,798,227
  Unrealized appreciation                                 93,182
  Distributable funds                                    112,968
                                                      ----------
 ----------
Net assets
 $5,004,377

 ==========

[FN]

See accompanying notes to financial statements.

                              Kemper Tax-Exempt Income Trust

                                Series 86 (AMT Bond Trust)

                                 Statements of Operations


                                                      Year ended
May 31
                                                1995        1994
     1993
                                            --------   ---------
 --------
Investment income - interest                $360,707    $361,088
 $362,221
Expenses:
  Trustee's fees and related expenses          7,231       6,895
    6,890
  Evaluator's fees                             1,468       1,471
    1,475
                                            --------   ---------
 --------
Total expenses                                 8,699       8,366
    8,365
                                            --------   ---------
 --------
Net investment income                        352,008     352,722
  353,856

Unrealized appreciation (depreciation)
  on investments during the year               5,473   (256,763)
  138,110
                                            --------   ---------
 --------
Net increase in net assets resulting
  from operations                           $357,481     $95,959
 $491,966
                                            ========   =========
 ========

[FN]

See accompanying notes to financial statements.

                              Kemper Tax-Exempt Income Trust

                                Series 86 (AMT Bond Trust)

                           Statements of Changes in Net Assets


                                                      Year ended
May 31
                                                1995        1994
     1993
                                          ----------  ----------
----------
Operations:
  Net investment income                     $352,008    $352,722
 $353,856
  Unrealized appreciation (depreciation)
    on investments during the year             5,473   (256,763)
  138,110
                                          ----------  ----------
----------
Net increase in net assets resulting
  from operations                            357,481      95,959
  491,966

Distributions to Unitholders:
  Net investment income                    (352,531)   (353,754)
(351,886)
  Principal from investment transactions    (10,002)    (10,002)
        -
                                          ----------  ----------
----------
Total increase (decrease) in net assets      (5,052)   (267,797)
  140,080

Net assets:
  At the beginning of the year             5,009,429   5,277,226
5,137,146
                                          ----------  ----------
----------
  At the end of the year (including
    distributable funds applicable to
    Trust Units of $112,968, $118,493
    and $114,527 at May 31, 1995, 1994
    and 1993, respectively)               $5,004,377  $5,009,429
$5,277,226
                                          ==========  ==========
==========
Trust Units outstanding at the end
  of the year                                  5,077       5,077
    5,077
                                          ==========  ==========
==========

[FN]

See accompanying notes to financial statements.

                                                Kemper Tax-Exempt
Income Trust

                                                  Series 86 (AMT
Bond Trust)

                                                   Schedule of
Investments

                                                         May 31,
1995


                                                      Coupon
Maturity    Redemption                    Principal
Name of Issuer and Title of Bond(6)(8)(9)             Rate
 Date    Provisions(2)    Rating(1)    Amount(4)    Value(3)
                                                      -------
----------    --------------   ---------   ----------  ----------
Chelan County, Washington, Public Utility District    7.625%
7/01/2026    1997 @ 100       A+            $480,000    $479,098
  No. 1, Rocky Reach Hydroelectric Revenue Bonds.
City of Chicago, Illinois, O'Hare International       8.20
1/01/2018    2009 @ 100 S.F.  A+             480,000     491,544
  Airport, General Airport Revenue Bonds, Series
         1997 @ 102
  1988 A.
Clark County, Nevada, Airport Systems Improvement     8.25
7/01/2015    2009 @ 100 S.F.  A              500,000     524,430
  Revenue Bonds, Series 1988.
         1998 @ 102
Intermountain Power Agency, Utah, Power Supply        0.00
7/01/2005    Non-Callable     AAA            195,000     108,204
  Revenue Refunding Bonds, Series 1989 A.
  Insured by Municipal Bond Investors Assurance
  Corporation. (5)(7)
Michigan State Housing Development Authority,         7.65
7/01/2015    1999 @ 102       AAA            500,000     500,700
  Multifamily Insured Housing Bonds, 1989
  Series A.  Insured by Financial Guaranty
  Insurance Company. (7)
New York State Energy Research and Development        7.75
1/01/2024    1998 @ 101.5     Aa3*           750,000     772,162
  Authority Electric Facilities Revenue Bonds,
  Consolidated Edison Project, Series 1989 A.
+Orange County, California, John Wayne                6.625
7/01/2017    1997 @ 100       A-             495,000     495,485
  International Airport, Airport Revenue Bonds.
#Orange County, California, John Wayne                6.625
7/01/2017    1997 @ 100       A-               5,000       4,583
  International Airport, Airport Revenue Bonds.
State Board of Regents of the State of Utah,          7.30
11/01/2004    1999 @ 102       AAA            500,000     520,645
  Student Loan Revenue Bonds, 1989 Series D.
  Insured by AMBAC Indemnity Corporation. (7)
Vermont Housing Finance Agency, Home Mortgage         7.85
12/01/2029    1999 @ 102       A1*            490,000     491,063
  Purchase Revenue Bonds, Series 1989 A.
Virginia Housing Development Authority,               7.80
7/01/2028    2018 @ 100 S.F.  AA+            500,000     503,495
  Commonwealth Mortgage Revenue Bonds, Series
         2000 @ 102                   ----------  ----------
  1988 A.
                                      $4,895,000  $4,891,409

                                      ==========  ==========

[FN]

See accompanying notes to Schedule of Investments.

                              Kemper Tax-Exempt Income Trust

                                Series 86 (AMT Bond Trust)

                             Notes to Schedule of Investments



1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors
Service, Inc.
The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the
Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

  To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units.
To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for
Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

                              Kemper Tax-Exempt Income Trust

                                Series 86 (AMT Bond Trust)

                       Notes to Schedule of Investments
(continued)



4. At May 31, 1995, the Portfolio of the Trust consists of 11 obligations issued by 10 entities located in 9 states. All of the issues are payable from the income of a specific project or authority and are not supported by an issuer's power to levy taxes. The sources of payment for the revenue bonds are divided as follows: Airport, 4; Electric Systems, 3; Housing, 3;
Miscellaneous, 1. Approximately 30% of the aggregate principal amount of
Bonds in the Trust are obligations of issuers whose revenues are derived primarily from housing bonds. Approximately 29% of the aggregate principal amount of Bonds in the Trust are obligations of issuers whose revenues are derived primarily from the sale of electric energy.
Approximately 30% of the
aggregate principal amount of Bonds in the Trust are obligations of airport issuers. Approximately 96% of the aggregate principal amount of Bonds in the
Trust are subject to call by the issuers within five years after May 31, 1995.

5. This Bond has been purchased at a discount from the par value because there is no stated interest income thereon. Such Bond is normally described as a "zero coupon" Bond. Over the life of the Bond the value increases, so that upon maturity, the holders of the Bond will receive 100% of the principal amount thereof.

6.  Interest income on substantially all of the Bonds in the AMT
Bond Trust
will be considered an item of "preference" for alternative minimum tax purposes.

7. Insurance on these Bonds was obtained by the issuers of such Bonds. No representation is made as to any insurer's ability to meet its commitments.

8. The security preceded by (+) is secured by, and payable from, escrowed
U.S. Government securities.

9.  The security preceded by (#) is of the same issue as another
Bond in the
Trust.

[FN]
See accompanying notes to financial statements.

                              Kemper Tax-Exempt Income Trust

                                Series 86 (AMT Bond Trust)

                              Notes to Financial Statements



1.  Significant Accounting Policies

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by Kemper Unit
Investment Trusts (A Service of Kemper Securities, Inc.), the "Evaluator" and sponsor of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, or (d) any combination of the above.

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on
June 15, 1989 (Date of Deposit).  The premium or discount
(including any
original issue discount) existing at June 15, 1989, is not being amortized.
Realized gain (loss) from Bond transactions is reported on an identified cost basis.

2.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at May
31, 1995:

    Gross unrealized depreciation
 $(8,730)
    Gross unrealized appreciation
  101,912

 --------
    Net unrealized appreciation
  $93,182

 ========

3.  Transactions with Affiliates

From the inception of the Trust through January 31, 1995, the Trustee,
Investors Fiduciary Trust Company (IFTC), was 50% owned by Kemper
Financial
Services, Inc., an affiliate of Kemper Unit Investment Trusts.
On that date,
State Street Boston Corporation acquired IFTC.  Prior to January
1, 1995, the
Trustee's fee (not including the reimbursement of out-of-pocket expenses), calculated monthly, was at the annual rate of $1.22, $.9655 and $.6654 under the monthly, quarterly and semiannual distribution options, respectively, per
$1,000 principal amount of Bonds in the Trust, based on the largest aggregate principal amount of Bonds in the Trust at any time during such monthly, quarterly or semiannual periods. Effective January 1, 1995, such fees were revised to $1.3772, $1.0966 and $.7651 under the monthly, quarterly and semiannual distribution options, respectively. The Evaluator received a fee, payable monthly, at an annual rate of $.30 per $1,000 principal amount of
Bonds, based on the largest aggregate principal amount of Bonds in the Trust at any time during such monthly period.

                              Kemper Tax-Exempt Income Trust

                                Series 86 (AMT Bond Trust)

                        Notes to Financial Statements (continued)



4.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the
Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

5.  Other Information

Cost to Investors

The cost to initial investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.9% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, on the date of an investor's purchase, plus a sales charge of 5.5% of the Public
Offering Price (equivalent to 5.820% of the net amount invested).

Distributions

Distributions of net investment income to Unitholders are declared and paid in accordance with the option (monthly, quarterly or semiannual) selected by the investor. Such income distributions, on a record date basis, are as follows:

                      Year ended           Year ended
Year ended
Distribution         May 31, 1995         May 31, 1994
May 31, 1993
   Plan          Per Unit      Total  Per Unit      Total  Per
Unit      Total
                 --------   --------  --------   --------
--------   --------
Monthly            $69.15   $205,988    $69.30   $204,302
$69.05   $201,424
Quarterly           69.48     42,072     69.63     43,695
69.36     43,809
Semiannual          69.83    104,471     69.99    105,757
69.66    106,653
                            --------             --------
   --------
                            $352,531             $353,754
   $351,886
                            ========             ========
   ========

                                                Kemper Tax-Exempt
Income Trust

                                                  Series 86 (AMT
Bond Trust)

                                          Notes to Financial
Statements (continued)



5.  Other Information (continued)

Selected data for a Unit of the Trust outstanding throughout each year -

                                               Monthly
           Quarterly                      Semiannual
                                          Year ended May 31
      Year ended May 31               Year ended May 31
                                      1995      1994       1993
  1995       1994      1993       1995      1994       1993
                                   -------  --------  ---------
-------   -------- ---------  --------- ---------  ---------
Investment income - interest        $71.05    $71.12     $71.35
$71.05     $71.12    $71.35     $71.05    $71.12     $71.35
Expenses                              1.94      1.87       1.87
  1.62       1.56      1.56       1.31      1.26       1.26
                                   -------  --------  ---------
-------   -------- ---------  --------- ---------  ---------
Net investment income                69.11     69.25      69.48
 69.43      69.56     69.79      69.74     69.86      70.09

Distributions to Unitholders:
  Net investment income            (69.15)   (69.30)    (69.05)
(69.48)    (69.63)   (69.36)    (69.83)   (69.99)    (69.66)
  Principal from investment
    transactions                    (1.97)    (1.97)          -
(1.97)     (1.97)         -     (1.97)    (1.97)          -
Net gain (loss) on investments        1.08   (50.57)      27.20
  1.08    (50.57)     27.20       1.08   (50.57)      27.20
                                   -------  --------  ---------
-------   -------- ---------  --------- ---------  ---------
Change in net asset value            (.93)   (52.59)      27.63
 (.94)    (52.61)     27.63      (.98)   (52.67)      27.63

Net asset value:
  Beginning of the year             979.03  1,031.62   1,003.99
984.94   1,037.55  1,009.92   1,002.53  1,055.20   1,027.57
                                   -------  --------  ---------
-------   -------- ---------  --------- ---------  ---------
  End of the year, including
    distributable funds            $978.10   $979.03  $1,031.62
$984.00    $984.94 $1,037.55  $1,001.55 $1,002.53  $1,055.20
                                   =======  ========  =========
=======   ======== =========  ========= =========  =========

                              Kemper Tax-Exempt Income Trust

                                Series 86 (AMT Bond Trust)

                        Notes to Financial Statements (continued)



6.  Subsequent Event

Effective September 14, 1995, through an ESOP, the members of certain Kemper
Corporation operating units have acquired ownership of certain
Kemper
Corporation operating units, which included Kemper Securities, Inc., the
Trust's sponsor and evaluator. In connection with the acquisition, Kemper
Securities, Inc. changed its name to EVEREN Securities, Inc., and Kemper Unit
Investment Trusts is now a Service of EVEREN Securities, Inc. Subsequent to the date of acquisition, neither EVEREN Securities, Inc. nor Kemper Unit
Investment Trusts is affiliated with Kemper Financial Services,
Inc. or Kemper
Corporation. On September 26, 1995, Kemper Unit Investment Trusts changed its name to EVEREN Unit Investment Trusts.

                             Consent of Independent Auditors



We consent to the reference to our firm under the caption
"Independent
Auditors" and to the use of our report dated September 14, 1995, in this Post-
Effective Amendment to the Registration Statement (Form S-6) and related
Prospectus of Kemper Tax-Exempt Income Trust Series 86 (AMT Bond
Trust) dated
September 28, 1995.





Ernst & Young LLP

Kansas City, Missouri
September 28, 1995


                         KEMPER TAX-EXEMPT INCOME TRUST
                               MULTI-STATE SERIES

                           OHIO TAX-EXEMPT BOND TRUST
                                  SERIES 1-10

                              KEMPER DEFINED FUNDS
                             (TAX-EXEMPT PORTFOLIO)

                                    PART ONE


                     THE DATE OF THIS PART ONE IS THAT DATE
                         WHICH IS SET FORTH IN PART TWO
                               OF THE PROSPECTUS


   Each State Trust of the Kemper Tax-Exempt Income Trust, Multi-State Series, Ohio Tax-Exempt Bond Trust, Series 1-10 and Kemper Defined Funds (Tax-Exempt Portfolio) was formed for the purpose of gaining interest income free from Federal, State and, where applicable, local income taxes and/or property taxes while conserving capital and diversifying risks by investing in fixed portfolios of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such Trust is named or counties, municipalities, authorities or political subdivisions thereof.

   Units of the Trust are not deposits or obligations of, or guaranteed by, any bank, and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal.

     This Prospectus is in two parts. Read and retain both parts for future reference.

                    ----------------------------------------

                    SPONSOR:  KEMPER UNIT INVESTMENT TRUSTS,
                      A SERVICE OF KEMPER SECURITIES, INC.

                    ----------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                ------------------

                                         PAGE NO
                                         -------

SUMMARY................................        3
The Trust..............................        3
Public Offering Price..................        4
Interest and Principal Distributions...        4
Reinvestment...........................        4
Estimated Current Return and
 Estimated Long-Term Return............        4
Market for Units.......................        5
Risk Factors...........................        5
THE TRUST..............................        6

PORTFOLIOS.............................        7
Risk Factors...........................        8

DISTRIBUTION REINVESTMENT..............       14

INTEREST, ESTIMATED LONG-TERM RETURN
 AND ESTIMATED CURRENT RETURN..........       15

FEDERAL TAX STATUS OF THE STATE
TRUSTS.................................       15

DESCRIPTION AND STATE TAX STATUS OF
THE STATE TRUSTS.......................       19
 Arizona Trusts........................       19
 Arkansas Trusts.......................       22
 California Trusts.....................       25
 Colorado Trusts.......................       33
 Kansas Trusts.........................       37
 Kentucky Trusts.......................       39
 Michigan Trusts.......................       40
 Minnesota Trusts......................       43
 Missouri Trusts.......................       45
 New Jersey Trusts.....................       48
 New York Trusts.......................       53
 North Carolina Trusts.................       64
 Ohio Trusts...........................       71
 South Carolina Trusts.................       75
 Virginia Trusts.......................       78

PUBLIC OFFERING OF UNITS...............       81
Public Offering Price..................       81
Accrued Interest.......................       83
Purchased and Daily Accrued Interest...       83
Public Distribution of Units...........       84
Profits of Sponsor.....................       84

                                         PAGE NO
                                         -------

MARKET FOR UNITS.......................       85
REDEMPTION.............................       85
Computation of Redemption Price........       86

UNITHOLDERS............................       87
Ownership of Units.....................       87
Distributions to Unitholders...........       87
Statements to Unitholders..............       89
Rights of Unitholders..................       90

INVESTMENT SUPERVISION.................       90

ADMINISTRATION OF THE TRUST............       91
The Trustee............................       91
The Evaluator..........................       92
Amendment and Termination..............       92
Limitations on Liability...............       92

EXPENSES OF THE TRUST..................       93

THE SPONSOR............................       94

LEGAL OPINIONS.........................       94

INDEPENDENT AUDITORS...................       95

DESCRIPTION OF SECURITIES
RATINGS................................       95

------------------------------------

Essential Information*
Report of Independent Auditors*
Statement of Assets and Liabilities*
Statement of Operations*
Statement of Changes in Net Assets*
Schedule of Investments*
Notes to Schedule of Investments*
Notes to Financial Statements*

*INFORMATION ON THESE ITEMS APPEARS IN PART TWO FOR THE APPROPRIATE STATE TRUST

                         KEMPER TAX-EXEMPT INCOME TRUST
                               MULTI-STATE SERIES

                           OHIO TAX-EXEMPT BOND TRUST
                                  SERIES 1-10

                              KEMPER DEFINED FUNDS
                             (TAX-EXEMPT PORTFOLIO)


SUMMARY

  THE TRUST. Kemper Tax-Exempt Income Trust, Multi-State Series, Ohio Tax-Exempt Bond Trust, Series 1-10 and Kemper Defined Funds (Tax-Exempt Portfolio) (collectively, the "Trust") are each a unit investment trust consisting of a number of diversified portfolios designated as the State Trusts. Each State Trust consists of obligations ("Municipal Bonds", "Securities" or "Bonds") issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof.

  Each State Trust's investment objective is interest income which is exempt from Federal, State and, where applicable, local income taxes and/or property taxes, while conserving capital and diversifying risks by investing in fixed portfolios of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof. There is, of course, no guarantee that the State Trusts' objective will be achieved.

  All of the Municipal Bonds in the State Trust portfolios were rated in the category "BBB" or better by Standard & Poor's Ratings Group ("Standard & Poor's") or "Baa" or better by Moody's Investors Service, Inc. ("Moody's") on the Date of Deposit or were unrated. However, if any Municipal Bonds were unrated on the Date of Deposit, they must have had, in the opinion of the Sponsor, credit characteristics equivalent to Bonds rated at least "BBB" or "Baa." Municipal Bonds which are rated "BBB" or "Baa" are regarded as having an adequate capacity to pay interest and repay principal but may lack outstanding credit characteristics and, in fact, have speculative characteristics as well. Ratings of the Municipal Bonds may have changed since the Date of Deposit. See "Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two.

  The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in the appropriate Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of a State Trust and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units. Offerees in the States of Indiana, Virginia and Washington may only purchase Units of an Indiana, Virginia or Washington Trust, respectively.

  PUBLIC OFFERING PRICE. The Public Offering Price per Unit of each State Trust is equal to a pro rata share of the aggregate bid prices of the Municipal Bonds in such State Trust plus or minus a pro rata share of cash, if any, in the Principal Account, held or owned by the State Trust plus, in the case of Kemper Defined Funds, Purchased Interest, plus a sales charge shown under "Public Offering of Units." In addition, there will be added to each transaction in a State Trust an amount equal to the accrued interest ("Daily Accrued Interest" in the case of Kemper Defined Funds) from the last Record Date of such State Trust to the date of settlement (five business days after order). The sales charge is reduced on a graduated scale as indicated under "Public Offering of Units - Public Offering Price."


  INTEREST AND PRINCIPAL DISTRIBUTIONS. Distributions of the estimated annual interest income to be received by each State Trust, after deduction of estimated expenses, will be made monthly unless the Unitholder elects to receive such distributions quarterly or semi-annually. In the case of Kemper Defined Funds, distributions of the estimated annual interest income to be received by each State Trust will be made monthly. Distributions will be paid on the Distribution Dates to Unitholders of record of such State Trust on the Record Dates set forth for the applicable option. See "Essential Information" in Part Two. Only monthly distributions of estimated annual interest income will be available of Kemper Defined Funds Unitholders.

  The distribution of funds, if any, in the Principal Account of each State Trust, will be made as provided in "Unitholders - Distribution to Unitholders."


  REINVESTMENT. Each Unitholder of a Trust Fund offered herein may elect to have distributions of principal or interest or both automatically invested without charge in shares of certain mutual funds sponsored by Kemper Financial Services, Inc. See "Distribution Reinvestment."


  ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price of such State Trust. The estimated net annual interest income per Unit will vary with changes in fees and expenses of such State Trust and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the bid price of the underlying Securities and with changes in Purchased Interest for Kemper Defined Funds; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the State Trust and (2) takes into account the expenses and sales charge associated with each State Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the State Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.

  MARKET FOR UNITS. While under no obligation to do so, the Sponsor intends to and certain of the other Underwriters may, subject to change at any time, maintain a market for the Units of each State Trust and to continuously offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Municipal Bonds in each State Trust plus accrued interest (which, in the case of Kemper Defined Funds, consists of Purchased Interest and Daily Accrued Interest). If such a market is not maintained and no other over-the-counter market is available, Unitholders will still be able to dispose of their Units through redemption by the Trustee at prices based upon the aggregate bid price of the Municipal Bonds in such State Trust. See "Redemption."


  RISK FACTORS. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Securities. See "Portfolios - Risk Factors."

                        KEMPER TAX-EXEMPT INCOME TRUST
                              MULTI-STATE SERIES

                          OHIO TAX-EXEMPT BOND TRUST
                                  SERIES 1-10

                             KEMPER DEFINED FUNDS
                            (TAX-EXEMPT PORTFOLIO)


THE TRUST

  Each State Trust Fund is one of a series of unit investment trusts created by the Sponsor under the name Ohio Tax-Exempt Bond Trust, or under the name Kemper Tax-Exempt Income Trust, Multi-State Series or under the name Kemper Defined Funds (Tax-Exempt Portfolio), all of which are similar, and each of which was created under the laws of the State of Missouri pursuant to a Trust Agreement/1/ (the "Agreement") (such "State Trusts" being collectively referred to herein as the "Trust"). Kemper Unit Investment Trusts, a service of Kemper Securities, Inc., acts as Sponsor and Evaluator and Investors Fiduciary Trust Company acts as Trustee.

  The State Trusts may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt, fixed income securities with greater diversification than they might be able to acquire individually. In addition, Municipal Bonds of the type deposited in the State Trusts are often not available in small amounts.

  Each State Trust's investment objective is interest income which is exempt from Federal, State and, where applicable, local income and/or property taxes, while conserving capital and diversifying risks by investing in fixed portfolios of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof. There is, of course, no guarantee that the State Trusts' objective will be achieved.

  All of the Municipal Bonds in the State Trust portfolios were rated in the category "BBB" or better by either Standard & Poor's Ratings Group ("Standard & Poor's") or "Baa" or better by Moody's Investors Service, Inc. ("Moody's") on the Date of Deposit or were unrated. However, if any Municipal Bonds were unrated on the Date of Deposit, they must have had, in the opinion of the Sponsor, credit characteristics equivalent to Municipal Bonds rated at least "BBB" or "Baa". Municipal Bonds which are rated "BBB" or "Baa" are regarded as having an adequate capacity to pay interest and repay principal but may lack outstanding credit characteristics and, in fact, have speculative characteristics as well. Ratings of the Municipal Bonds may have changed since the Date of Deposit. See "Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two.

-------------------------
/1/ Reference is hereby made to said Trust Agreement, and any statements contained herein are qualified in their entirety by the provisions of said Trust Agreement.

  Proceeds of the maturity, redemption or sale of the Municipal Bonds in a State Trust, unless used to pay for Units tendered for redemption, will be distributed to Unitholders thereof and will not be utilized to purchase additional Municipal Bonds.

  The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in the appropriate State Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the State Trusts and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units. To the extent that Units of any State Trust are redeemed, the principal amount of Municipal Bonds in such State Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of such State Trust will increase. See "Redemption."


PORTFOLIOS

  The selection of Municipal Bonds for each State Trust was based largely upon the experience and judgment of the Sponsor. In making such selections the Sponsor considered the following factors, among others, to be of primary importance: (a) Standard & Poor's or Moody's ratings of the Municipal Bonds;
(b) the price of the Municipal Bonds relative to other issues of similar quality and maturity; (c) the diversification of the Municipal Bonds as to purpose of issue; (d) the income to the Unitholders of the State Trust; and (e) the dates of maturity of the Bonds. Subsequent to the Date of Deposit, a Municipal Bond may have ceased to be rated or its rating may have been reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such investment from a State Trust, but may be considered in the Sponsor's determination to direct the Trustee to dispose of such investment.
See "Investment Supervision" herein and the "Schedule of Investments" in Part
Two.

  The Sponsor may not alter the portfolio of a State Trust except that certain of the Municipal Bonds may be sold upon the happening of certain extraordinary circumstances described under "Investment Supervision." Certain of the Municipal Bonds in the State Trusts are subject to redemption prior to their stated maturity date, call or redemption pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of such Series, and the net annual interest income of the Series and may reduce the Estimated Long-Term Return and/or Estimated Current Return. See "Interest and Estimated Long-Term and Current Returns." Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Municipal Bonds or may require the mandatory redemption of Municipal Bonds include, among others: a final determination that the interest on the Municipal Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Municipal Bonds were used; an exercise by a local, State or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Municipal Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Municipal Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Municipal Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Municipal Bonds are issued on the issuer of the Municipal Bonds or the user of the proceeds of the Municipal Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Municipal Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Municipal Bonds resulting in excess proceeds of the Municipal Bonds which may be applied to redeem Municipal Bonds; or an underestimate of a source of funds securing the Municipal Bonds resulting in excess funds which may be applied to redeem Municipal Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Municipal Bonds.

  The Sponsor and the Trustee shall not be liable in any way for any default, failure or defect in any Municipal Bond.


  RISK FACTORS. An investment in Units of a Series of the State Trusts should be made with an understanding of the risks which an investment in fixed rate debt obligations may entail, including the risk that the value of the portfolio and hence of the Units will decline with increases in interest rates. The value of the underlying Municipal Bonds will fluctuate inversely with changes in interest rates. The uncertain economic conditions of recent years, together with the fiscal measures adopted to attempt to deal with them, have resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate debt obligations generally and long-term obligations in particular. The Sponsor cannot predict whether such fluctuations will continue in the future.

  Certain of the Municipal Bonds in the State Trusts may be general obligations of a governmental entity that are backed by the taxing power of such entity.
All other Municipal Bonds in the State Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. There are, of course, variations in the security of the different Municipal Bonds in the State Trusts, both within a particular classification and between classifications, depending on numerous factors.

  Certain Series of the State Trusts contain Municipal Bonds which are obligations of issuers whose revenues are derived from services provided by hospitals and other health care facilities, including nursing homes. In view of this an investment in such Series should be made with an understanding of the characteristics of such issuers and the risks that such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Federal legislation has been enacted which implemented a system of prospective Medicare reimbursement which may restrict the flow of revenues to hospitals and other facilities which are reimbursed for services provided under the Medicare program. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse changes in these areas may adversely affect the ability of such issuers to make payment of principal and interest on Municipal Bonds held in such Series. Such adverse changes also may adversely affect the ratings of the Municipal Bonds held in such State Trusts. Hospitals and other health care facilities are subject to claims and legal actions by patients and others in the ordinary course of business. Although these claims are generally covered by insurance, there can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility. In addition, a substantial increase in the cost of insurance could adversely affect the results of operations of a hospital or other health care facility. Certain hospital bonds may provide for redemption at par at any time upon the sale by the issuer of the hospital facilities to a non-affiliated entity or in other circumstances. For example, certain hospitals may have the right to call bonds at par if the hospital may legally be required because of the bonds to perform procedures against specified religious principles. Certain FHA-insured bonds may provide that all or a portion of those bonds, otherwise callable at a premium, can be called at par in certain circumstances. If a hospital defaults upon a bond obligation, the realization of Medicare and Medicaid receivables may be uncertain and, if the bond obligation is secured by the hospital facilities, legal restrictions on the ability to foreclose upon the facilities and the limited alternative uses to which a hospital can be put may reduce severely its collateral value.

  Certain of the Municipal Bonds in the State Trusts may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these Municipal Bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such Municipal Bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such Municipal Bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Municipal Bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such Municipal Bonds in order for the interest on such Municipal Bonds to retain its tax-exempt status. In each case, the issuer of the Municipal

Bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the Municipal Bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the Municipal Bonds to become taxable, possibly retroactively from the date of issuance.

  Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing Municipal Bonds held by the State Trusts, the Sponsor has not had any direct communications with any of the issuers thereof, but at the initial Date of Deposit it was not aware that any of the respective issuers of such Municipal Bonds were actively considering the redemption of such Municipal Bonds prior to their respective stated initial call dates. However, there can be no assurance that an issuer of a Municipal Bond in the State Trusts will not attempt to so redeem a Municipal Bond in the State Trusts.

  Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, a decline in population resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. Issuers may have experienced these problems in varying degrees. Because of the relatively short history of solid waste disposal bond financing, there may be technological risks involved in the satisfactory construction or operation of the projects exceeding those associated with most municipal enterprise projects. Increasing environmental regulation on the Federal, State and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities. These costs include compliance with frequently changing and complex regulatory requirements, the cost of obtaining construction and operating permits, the cost of conforming to prescribed and changing equipment standards and required methods of operation and the cost of disposing of the waste residue that remains after the disposal process in an environmentally safe manner. In addition, waste disposal facilities frequently face substantial opposition by environmental groups and officials to their location and operation, to the possible adverse effects upon the public health and the environment that may be caused by wastes disposed of at the facilities and to alleged improper operating procedures. Waste disposal facilities benefit from laws which require waste to be disposed of in a certain manner but any relaxation of these laws could cause a decline in demand for the facilities' services. Finally, waste disposal facilities are concerned with many of the same issues facing utilities insofar as they derive revenues from the sale of energy to local power utilities.

  Certain of the Municipal Bonds in the State Trusts may be obligations of issuers whose revenues are primarily derived from the sale of electric energy or natural gas. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. Issuers may have experienced these problems in varying degrees. In addition, Federal, State and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Municipal Bonds to make payments of principal and/or interest on such Municipal Bonds. The ability of State and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements.
Courts in Washington and Idaho have held that certain agreements between the Washington Public Power Supply System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint action power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.

  Certain of the Municipal Bonds in the State Trusts may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from leveraged buy-outs or takeovers. The IRBs in the State Trusts may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other Municipal Bonds in the State Trusts prior to the stated maturity of such Municipal Bonds.

  Certain of the Municipal Bonds in the State Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Municipal Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

  Certain of the Municipal Bonds in the State Trusts may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, the ability of universities and colleges to meet their obligations is dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities, and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The institution's ability to maintain enrollment levels will depend on such factors as tuition costs, geographic location, geographic diversity and quality of student body, quality of the faculty and the diversity of program offerings.


  Certain of the Municipal Bonds in the State Trusts may be Urban Redevelopment Bonds ("URBs"). URBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the URBs. Regardless of the structure, payment of the URBs is solely dependent upon the creditworthiness of the operator of the project.

  Certain of the Municipal Bonds in the State Trusts may be lease revenue bonds whose revenues are derived from lease payments made by a municipality or other political subdivision which is leasing equipment or property for use in its operation. The risks associated with owning Municipal Bonds of this nature include the possibility that appropriation of funds for a particular project or equipment may be discontinued. The Sponsor cannot predict the likelihood of nonappropriation of funds for these types of lease revenue Municipal Bonds. Lease revenue Municipal Bonds may also be subject to the risk of abatement in many states -- rental obligations cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. (In these cases, insurance provisions designed to alleviate this risk become important credit factors.) In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the re-letting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called "substitution safeguard", which bars the lessee government, in the event its defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

  Certain of the Municipal Bonds in the State Trusts may be "zero coupon" bonds, i.e., an original issue discount bond that does not provide for the payment of current interest. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earning at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently. For the Federal tax consequences of original issue discount bonds such as the zero coupon bonds, see "Federal Tax Status of the State Trusts."

  Investors should be aware that many of the Municipal Bonds in the State Trusts are subject to continuing requirements such as the actual use of Municipal Bond proceeds or manner of operation of the project financed from Municipal Bond proceeds that may affect the exemption of interest on such Municipal Bonds from Federal income taxation. Although at the time of issuance of each of the Municipal Bonds in the State Trusts an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, there can be no assurance that the respective issuers or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Municipal Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Municipal Bonds, thereby reducing the value of the Municipal Bonds and subjecting Unitholders to unanticipated tax liabilities.

  Federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivision or authorities.

  Certain issues of the Municipal Bonds in the State Trusts represent "moral obligations" of a governmental entity. In the event that the issuer of the Municipal Bond defaults in the repayment thereof, the governmental entity lawfully may, but is not obligated to, discharge the obligation of the issuer to repay such Municipal Bond. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such Municipal Bonds becomes a moral commitment but not a legal obligation of the State or municipality in question. Even though the State may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the State legislature and accordingly does not constitute a legally enforceable obligation or debt of the State. The agencies or authorities generally have no taxing power.

  To the best of the Sponsor's knowledge, as of the date of this Prospectus, there is no litigation pending with respect to any Municipal Bond which might reasonably be expected to have a material adverse effect on the Trust or any State Trust. Although the Sponsor is unable to predict whether any other litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust, the Trust received copies of the opinions of bond counsel given to the issuing authorities at the time of original delivery of each of the Municipal Bonds to the effect that the Municipal Bonds had been validly issued and that the interest thereon is exempt from Federal income taxes.


DISTRIBUTION REINVESTMENT

  Each Unitholder of a Trust Fund may elect to have distributions of principal (including capital gains, if any) or interest or both automatically invested without charge in shares of any mutual fund underwritten or advised by Kemper Financial Services, Inc., an affiliate of the Sponsor, (the "Kemper Funds") which are registered in the Unitholder's state of residence, other than those Kemper Funds sold with a contingent deferred sales charge. Since the portfolio securities and investment objectives of such Kemper Funds may differ significantly from that of the Trust, Unitholders should carefully consider the consequences, including the fact that distributions from such Kemper Funds may be taxable, before selecting such Kemper Funds for reinvestment. Detailed information with respect to the investment objectives and the management of the Kemper Funds is contained in their respective prospectuses, which can be obtained from the Sponsor upon request. An investor should read the appropriate prospectus prior to making the election to reinvest.

  Unitholders who are receiving distributions in cash may elect to participate in distribution reinvestment by filing with the Program Agent an election to have such distributions reinvested without charge. Such election must be received by the Program Agent at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Program Agent. See "Unitholders - Distributions to Unitholders."

  The Program Agent is Investors Fiduciary Trust Company. All inquiries concerning participation in distribution reinvestment should be directed to the Kemper Service Company, a service agent for the Program Agent at P.O. Box 419430, Kansas City, Missouri 64173-0216, telephone (800) 422-2848.


INTEREST,  ESTIMATED LONG-TERM RETURN AND ESTIMATED CURRENT RETURN

  As of the opening of business on the date indicated therein, the Estimated Current Returns and the Estimated Long-Term Returns for each State Trust were as set forth under "Essential Information" for the applicable State Trust in Part Two of this Prospectus. Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, the Sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with the changes in Purchased Interest in the case of Kemper Defined Funds; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the State Trust and (2) takes into account the expenses and sales charge associated with each State Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the State Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.


FEDERAL TAX STATUS OF THE STATE TRUSTS

  All Municipal Bonds deposited in the State Trusts were accompanied by copies of opinions of bond counsel to the issuers thereof, given at the time of original delivery of the Municipal Bonds, to the effect that the interest thereon is excludable from gross income for Federal income tax purposes. In addition, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Municipal Bonds, when held by residents of the State in which the issuers of such Municipal Bonds are located, from State income taxes and, where applicable, local income taxes. Gain realized on the sale or redemption of the Municipal Bonds by the Trustee or of a Unit by a Unitholder is, however, includable in gross income for Federal income tax purposes. Such gain does not include any amounts received in respect of accrued interest or earned original issue discount. It should be noted that under legislation described below that subjects accretion of market discount on tax-exempt bonds to taxation as ordinary income, gain realized on the sale or redemption of Municipal Bonds by the Trustee or of Units by a Unitholder that would have been treated as capital gain under prior law is treated as ordinary income to the extent it is attributable to accretion of market discount. Market discount can arise based on the price a Trust Fund pays for Municipal Bonds or the price a Unitholder pays for his or her Units.

  In connection with the offering of Units of the State Trusts, neither the Sponsor, the Trustee, the Auditors nor their respective counsel have made any review of the proceedings relating to the issuance of the Municipal Bonds or the bases for such opinions.

  At the time of the closing for each Trust, except with respect to the various series of Ohio Tax-Exempt Bond Trust, Chapman and Cutler, counsel for the Sponsor, rendered an opinion under then existing law substantially to the effect that:

     Each State Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status when distributed to Unitholders, except to the extent such interest is subject to the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below.

     Exemption of interest and accrued original issue discount on any Municipal Bonds for Federal income tax purposes does not necessarily result in tax-exemption under the laws of the several states as such laws vary with respect to the taxation of such securities and in many states all or part of such interest and accrued issue discount may be subject to tax.


     Each Unitholder is considered to be the owner of a pro rata portion of each
  asset of the respective   State Trust in the proportion that the number of
  Units of such Trust held by him bears to the total   number of Units
  outstanding of such State Trust under subpart E, subchapter J of chapter 1 of
  the   Code and will have a taxable event when such State Trust disposes of a
  Bond, or when the   Unitholder redeems or sells his Units.  Unitholders must
  reduce the tax basis of their Units for their   share of accrued interest
  received by a State Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds during the period from the Unitholder's settlement date to the date such Bonds are delivered to a State Trust and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder. The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the State Trust's assets ratably according to the value as of the date of acquisition of the Units. The basis of each Unit and of each Municipal Bond which was issued with original issue discount must be increased by the amount of the accrued original issue discount and the basis of each Unit and of the Unitholder's interest in each Municipal Bond which was acquired by such Unitholder at a premium must be reduced by the annual amortization of Municipal Bond premium. The tax cost reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to his original cost.

  Sections 1288 and 1272 of the Internal Revenue Code of 1986 (the "Code") provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Municipal Bond, depending on the date the Municipal Bond was issued. In addition, special rules apply if the purchase price of a Municipal Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price"). The application of these rules will also vary depending on the value of the Municipal Bond on the date a Unitholder acquires his Units, and the price the Unitholder pays for his Units. Investors with questions regarding these Code sections should consult with their tax advisers.

  "The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued) subject to a statutory "de minimis rule". Market discount can arise based on the price a Trust pays for Municipal Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust Fund holds a Municipal Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Municipal Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

  In the case of certain corporations, the alternative minimum tax and the Superfund Tax depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all the Municipal Bonds in a State Trust. Unitholders are urged to consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

  Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a State Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding these issues should consult with their tax advisers.

  In the case of certain Municipal Bonds in the State Trusts, the opinions of bond counsel indicate that interest on such securities received by a "substantial user" of the facilities being financed with the proceeds of these securities or persons related thereto, for periods while such securities are held by such a user or related person, will not be excludable from Federal gross income, although interest on such securities received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

  In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35% effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

  With respect to the various series of Ohio Tax-Exempt Bond Trust, Squire, Sanders & Dempsey rendered an opinion at the time of each closing for each Ohio Trust which was substantially similar to the foregoing.

  Under existing law, the State Trusts are not associations taxable as a corporation and the income of the Trust Funds will be treated as the income of the Unitholders under the income tax laws of the State of Missouri.

  All statements of law in the Prospectus concerning exclusion from gross income for Federal, State or other tax purposes are the opinions of counsel and are to be so construed.

  At the respective times of issuance of the Municipal Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the State Trusts of the proceedings relating to the issuance of the Municipal Bonds or of the basis for such opinions.

  Section 86 of the Code, in general, provides that fifty percent of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of the Social Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax exempt interest. To the extent that Social Security benefits are includable in gross income, they will be treated as any other item of gross income.

  In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85 percent of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for married taxpayers, $44,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

  Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from the Trust Fund, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include fifty percent or eighty-five percent, respectively of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

  For a discussion of the State tax status of income earned on Units of a State Trust, see the discussion of tax status for the applicable trust. Except as noted therein, the exemption of interest on State and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

  All statements in the Prospectus concerning exemption from Federal, state or other taxes are the opinions of counsel and are to be so construed.


DESCRIPTION AND STATE TAX STATUS OF THE STATE TRUSTS

  ARIZONA TRUSTS. The following brief summary regarding the economy of Arizona is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Arizona Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

  Arizona is the nation's sixth largest state in terms of area. Arizona's main economic sectors include services, tourism and manufacturing. Mining and agriculture are also significant, although they tend to be more capital than labor intensive. Services is the single largest economic sector. Many of these jobs are directly related to tourism.

  The unemployment rate in Arizona for 1993 was 6.2% and for 1992 was 7.4% compared to a national rate of 6.8% in 1993 and 7.4% in 1992. Job growth may be adversely affected by the closing of a major air force base near Phoenix and the bankruptcy of several major employers, including America West Airlines.

  In 1986, the value of Arizona real estate began a steady decline, reflecting a market which had been overbuilt in the previous decade with a resulting surplus of completed inventory. This decline adversely affected both the construction industry and those Arizona financial institutions which had aggressively pursued many facets of real estate lending. In the neat future, Arizona's financial institutions are likely to continue to experience problems until the excess inventories of commercial and residential properties are absorbed. The problems of the financial institutions have adversely affected employment and economic activity. Longer prospects are brighter. Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades the State has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

  The state operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1995 refers to the year ending June 30, 1995.

  General Fund revenues of $4.3 billion are expected during fiscal year 1995. Approximately 44.5% of this budgeted revenue comes from sales and use taxes, 44.4% from income taxes (both individual and corporate) and 4.4% from property taxes. All taxes total approximately $4.0 billion, or 93% of General Funds revenues. Non-tax revenue includes items such as income from the state lottery, licenses, fees and permits, and interest.

  For fiscal year 1994 the budget called for expenditures of approximately $4.1 billion. These expenditures fell into the following major categories: education (47.4%), health and welfare (26.3%), protection and safety (4.0%), general government (15.5%) and inspection and regulation, natural resources and transportation (6.8%). The States's general fund expenditures for fiscal year 1995 are budgeted at approximately $4.7 billion.

  Most or all of the Bonds of the Arizona Trust are not obligations of the State of Arizona, and are not supported by the State's taxing powers. The particular source of payment and security for each of the Bonds is detailed in the instruments themselves and in related offering materials. There can be no assurances, however, with respect to whether the market value of marketability of any of the Bonds issued by an entity other than the State of Arizona will be affected by the financial or other condition of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the state, are subject to limitations imposed by Arizona's constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the legislature cannot appropriate revenues in excess of 7% of the total personal income of the state in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

  On July 21, 1994, the Arizona Supreme Court rendered its opinion in Roosevelt Elementary School District Number 66, et al. v. Dianne Bishop, et al. (the "Roosevelt Opinion"). In this opinion, the Arizona Supreme Court held that the present statutory financing scheme for public education in the State of Arizona does not comply with the Arizona constitution. Subsequently, the Arizona School Boards Association, with the approval of the appellants and the appellees to the Roosevelt Opinion, and certain Arizona school districts, filed with the Arizona Supreme Court motions for clarification of the Roosevelt Opinion, specifically with respect to seeking prospective application of the Roosevelt Opinion. On July 29, 1994, the Arizona Supreme Court clarified the Roosevelt Opinion to hold that such opinion will have prospective effect only.

  Certain other circumstances are relevant to the market value, marketability and payment of any hospital and health care revenue bonds in the Arizona Trust. The Arizona Legislature has in the past sought to enact health care cost control legislation. Certain other health care regulatory laws have expired.
It is expected that the Arizona legislature will at future sessions continue to attempt to adopt legislation concerning health care cost control and related regulatory matters. The effect of any such legislation or of the continued absence of any legislation restricting hospital bed increased and limiting new hospital construction on the ability of Arizona hospitals and other health care providers to pay debt service on their revenue bonds cannot be determined at this time.

  Arizona does not participate in the federally administered Medicaid program. Instead, the state administers an alternative program, Arizona Health Care Cost Containment System ("AHCCCS"), which provides health care to indigent persons meeting certain financial eligibility requirements, through managed care programs. In fiscal year 1994, AHCCCS was financed approximately 60% by federal funds, 29% by state funds, and 11% by county funds.

  Under state law, hospitals retain the authority to raise with notification and review by, but not approval from, the Department of Health Services. Hospitals in Arizona have experienced profitability problems along with those in other states. At least two Phoenix based hospitals have defaulted on or reported difficulties in meeting their bond obligations in recent years.

  Insofar as tax-exempt Arizona public utility pollution control revenue bonds are concerned, the issuance of such bonds and the periodic rate increases needed to cover operating costs and debt service are subject to regulation by the Arizona Corporation Commission, the only significant exception being the Salt River Project Agricultural Improvement and Power District which, as a Federal instrumentality, is exempt from rate regulation. On July 15, 1991, several creditors of Tucson Electric Power Company ("Tucson Electric") filed involuntary petitions under Chapter 11 of the U.S. Bankruptcy Code to force Tucson Power to reorganize under the supervision of the bankruptcy court. On December 31, 1991, the Bankruptcy Court approved the utility's motion to dismiss the July petition after five months of negotiations between Tucson Electric and its creditors to restructure the utility's debts and other obligations. In December 1992, Tucson Electric announced that it had completed its financial restructuring. In January 1993, Tucson Electric asked the Arizona Corporation Commission for a 9.3% average rate. Tucson Electric serves approximately 270,000 customers, primarily in the Tucson area. Inability of any regulated public utility to secure necessary rate increases could adversely affect, to an indeterminable extent, its ability to pay debt service on its pollution control revenue bonds.

  Based on a recent U.S. Supreme Court ruling, the State has determined to refund $197 million, including statutory interest, in State income taxes previously collected from Federal retirees on their pensions. This payment will be made over a four-year period beginning with approximately $14.6 million in tax refunds in fiscal year 1994. A combination of tax refunds and tax credits will be used to satisfy this liability.

  At the time of the closing for each Arizona Trust, Special Counsel to the Fund for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

     For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Trust therefore will be treated as the income of the Unitholder under State law.

     For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

     To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes;

     Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

     Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust with represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation tat the issuer of the obligations, rather that the insurer, will pay debt service on the obligations.

     Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes.

     Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

  ARKANSAS TRUSTS. The Constitution of Arkansas specifically prohibits the creation of any State general obligation debt unless authorized in a Statewide general election. Although the State of Arkansas defaulted on some of its general obligation debt during the depression in the later 1930's, it has not failed to pay the principal and interest on any of its general obligations when due since that time.

  Act 496 of 1981, as amended, the "Arkansas Water Resources Development Act of 1981" ("Act 496"), authorized the issuance of State Water Resources Development General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 496 was approved by the electors of the State at the general election on November 2, 1982. The total principal amount of bonds issued during any fiscal biennium may not exceed $15,000,000, and the total principal of all bonds issued under Act 496 may not exceed $100,000,000. All Bonds to be issued under Act 496 shall be direct general obligations of the State, the principal and interest of which are payable from the general revenues of the State. Pursuant to Act 496, the State of Arkansas has issued and outstanding two series of bonds in the aggregate principal amount of $36,645,000 under Act 496 as of June 30, 1993.

  Act 686 of 1987, the "Arkansas Waste Disposal and Pollution Abatement Facilities Financing Act of 1987" ("Act 686"), authorizes the issuance of Arkansas Waste Disposal and Pollution Abatement Facilities General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 686 was approved by the electors of the State at the general election on November 8, 1988. The total principal amount of bonds issued during any fiscal biennium may not exceed $50,000,000, and the total principal of all bonds issued under Act 686 may not exceed $250,000,000. All bonds to be issued under Act 686 shall be direct general obligations of the State, the principal and interest of which are payable from the general revenues of the State. The State of Arkansas has outstanding two series of bonds in the aggregate principal amount of approximately $25,100,000 under Act 686 as of June 30, 1993.

  Act 683 of 1989, the "Arkansas College Saving Bond Act of 1989" ("Act 683"), authorizes the issuance of Arkansas College Savings General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Development Finance Authority. The issuance of bonds pursuant to Act 683 was approved by the electors of the State at the general election on November 6, 1990. The total principal amount of bonds issued during any fiscal biennium may not exceed $100,000,000, and the total principal of all bonds issued under Act 683 may not exceed $300,000,000. All bonds to be issued under Act 683 shall be direct general obligations of the State, the principal and interest of which are payable from the general revenues of the State. The State of Arkansas has outstanding four series of bonds in the aggregate principal amount of approximately $161,751,000 under Act 683 as of April 1, 1994.

  Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Law requires that before any State spending can take place, there must be an appropriation by the General Assembly and there must be funds available in the fund from which the appropriation has been made. The State is prohibited from borrowing money to put into any State fund from which appropriations can be paid.

  Information regarding the financial condition of the State is included for the purpose of providing information about general economic conditions that may affect issuers of the Bonds in Arkansas. The Arkansas economy represents approximately 2.0% of the total United States' economy. Its small size causes the Arkansas economy to follow the national economy. Fluctuations in the national economy are often mirrored by coinciding or delayed fluctuations in the Arkansas economy.

  Arkansas' economy is both agricultural and manufacturing based. Thus, the State of Arkansas feels the full force of the business cycle and also sees the growth swing from positive to negative as conditions in agriculture change.

  Agriculture has had a depressant effect on the Arkansas economy regardless of the phase the business cycle was in. In recent years, agricultural employment in Arkansas has been on the decline. From 1988 to 1989 and from 1989 to 1990, agricultural employment declined by 1.6%.

  Employment in Arkansas' construction industry decreased by 1.8% from 1989 to 1990 and by 4.4% from 1990 to 1991. This followed a 2.3% decline from 1988 to 1989.

  During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing. Manufacturing employment in Arkansas grew by 0.56% from 1990 to 1991 versus 3.7% at the national level. The diversification of economic interests has lessened Arkansas' cyclical sensitivity to impact by any single sector. From 1990 to 1991, total employment decreased by 1.9% and total nonagricultural wage and salary employment increased by 1.4%. Total employment growth in Arkansas exceeded the growth rate of total employment in the United States. The average unemployment rate decreased from 7.2% in 1992 to 6.2% in 1993. Total personal income increased by 7.2% from 1988 to 1989, 6.7% from 1989 to 1990 and by 5.2% from 1990 to 1991. Per capita personal income increased by 7.1% from 1988 to 1989, 6.4% from 1989 to 1990 and by 4.3% from 1990 to 1991. Retail sales increased by 1.3% from 1990 to 1991.

  Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.

  The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete description of all adverse conditions to which the issuers in the Arkansas Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State, various agencies and political subdivisions and private businesses located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Arkansas Trust to pay interest on or principal of the Bonds.

  At the time of the closing for each Arkansas Trust Special Counsel to each Arkansas Trust for Arkansas tax matters rendered an opinion under then existing Arkansas income tax law applicable to taxpayers whose income is subject to Arkansas income taxation substantially to the effect that:

  The Arkansas Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation;

  Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Arkansas Trust for Arkansas income tax purposes, and will have a taxable event when the Arkansas Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units;

  Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Arkansas Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and

  Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from Federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.


  CALIFORNIA TRUSTS. The Trust will invest substantially all of its assets in California Municipal Obligations. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in official statements for various California Municipal Obligations.

  There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California Municipal Obligations held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 30 million represents 12% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $662 billion in 1991, accounts for 13% of all personal income in the nation. Total employment is almost 14 million, the majority of which is in the service, trade and manufacturing sectors.

  Reports issued by the State Department of Finance and other sources indicate that the State's economy is suffering its worst recession since the 1930s, with prospects for recovery slower than for the nation as a whole. The State has lost over 800,000 jobs since the start of the recession in mid 1990 and additional job losses are expected before an upturn begins. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weaknesses statewide occurred in manufacturing, construction, services and trade and will be hurt in the next few years by continued cuts in federal defense spending and base closures. Unemployment is expected to remain well above the national average in 1994. The State's economy is only expected to pull out of the recession slowly, following the national recovery which has begun. Delay in recovery will exacerbate shortfalls in State revenues.

  Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions).

Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

  Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

  Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." However, court decisions allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62", have been overturned in recent court cases. An initiative proposed to reenact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

  California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend" proceeds of taxes," which consists of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on appropriations or funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.

  Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

  The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

  "Excess" revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reduction. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

  During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations are expected to be $3.7 billion under the limit for Fiscal Year 1993-94.

  Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either
Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiative or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

  As of April 1, 1994, California had approximately $18.1 billion of general obligation bonds outstanding, and $5.6 billion remained authorized but unissued. In addition, at June 30, 1993, the State had lease-purchase obligations, payable from the State's General Fund, of approximately $4.0 billion. Of the States's outstanding general obligation debt, approximately 28% os presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the General Fund for debt service payments). Four general obligation bond propositions, totalling $5.9 billion, will be on the June, 1994 ballot. In Fiscal Year 1992-93, debt service on general obligation bonds and lease-purchase debt was approximately 4.1% of General Fund revenues. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.

  The principal sources of General Fund revenues in 1992 - 93 were the California personal income tax (44% of total revenues), the sales tax (38%), bank and corporation taxes (12%), and the gross premium tax on insurance (3%). California maintains a Special Fund for Economic Uncertainties (the "Economic Uncertainties Fund"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the Economic Uncertainties Fund are included for financial reporting purposes in the General Fund balance. In recent years, California has budgeted to maintain the Economic Uncertainties Fund at around 3% of General Fund expenditures but essentially no reserve is budgeted in 1992-93 or 1993-94 because reserves have been reduced by the recession.

  Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 34%).

  Since the start of 1990-91 Fiscal Year, the State has faced adverse economic, fiscal and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (K-14 education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State entered a period of budget imbalance, with expenditures exceeding revenues for four of the last five fiscal years through 1991-92.

  As the State fell into a deep recession in the summer of 1990, the State budget fell sharply out of balance in the 1990-91 and 1991-92 fiscal years, despite significant expenditure cuts and tax increases. The State has accumulated a $2.8 billion budget deficit by June 30, 1992. This deficit also severely reduced the State's cash resources, so that it had to rely on external borrowing in the short-term markets to meet its cash needs.

  With the failure to enact a budget by July 1, 1992, the State had no legal authority to pay many of its vendors until the budget was passed; nevertheless, certain obligations (such as debt service, school apportionments, welfare payments and employee salaries) were payable because of continuing or special appropriations or court orders. However, the State Controller did not have enough cash to pay all of these ongoing obligations as they came due, as well as valid obligations incurred in the prior fiscal year.

  Starting on July 1, 1992, the Controller was required to issue "registered warrants" in lieu of normal warrants backed by cash to pay many State obligations. Available cash was used to pay constitutionally mandated and priority obligations. Between July 1 and September 3, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants, all of which were called for redemption by September 4, 1992 following enactment of the 1992-93 Budget Act and issuance by the State of $3.3 billion of Interim Notes.

  The 1992-93 Budget Act, when finally adopted, was projected to eliminate the State's accumulation deficit, with additional expenditure cuts and a $1.3 billion transfer of State education funding costs to local governments by shifting local property taxes to school districts. However, as the recession continued longer and deeper than expected, revenues once again were far below projections, and only reached a level just equal to the amount of expenditures. Thus, the State continued to carry its $2.8 billion budget deficit at June 30, 1993.

  The 1993-94 Budget Act was similar to the prior year in reliance on expenditure cuts and an additional $2.6 billion transfer of costs to local government, particularly counties. A major feature of the budget was a two-year plan to eliminate the accumulated deficit by borrowing into the 1994-95 fiscal year. With the recession still continuing longer than expected, the 1994-95 Governor's Budget now projects that in the 1993-94 Fiscal Year, the General Fund will have $900 million less revenue and $800 million higher expenditures than budgeted. As a result revenues will only exceed expenditures by about $400 million. If this projection is met, it will be the first operating surplus in four years; however, some budget analysts outside the Department of Finance project revenues in the balance of 1993-94 will not even meet the revised, lower projection. In addition, the General Fund may have some unplanned costs for relief related to the January 17, 1994 Northward earthquake.

  The State has implemented its short-term borrowing as part of the deficit elimination plan, and has also borrowed additional sums to cover cash flow shortfalls in the spring of 1994, for a total of $3.2 billion, coming due in July and December, 1994. Repayment of these short-term notes will require additional borrowing, as the State's cash position continues to be adversely affected.

  The Governor's 1994-95 Budget proposal recognizes the need to bridge a gap of around $5 billion by June 30, 1995. Over $3.1 billion of this amount is being requested from the federal government as increased aid, particularly for costs associated with incarcerating, educating and providing health and welfare services to undocumented immigrants. However, President Clinton has not included these costs in his proposed Fiscal 1995 Budget. The rest of the budget gap is proposed to be closed with expenditure cuts and projected $600 million of new revenue assuming the State wins a tax case presently pending in the U.S. Supreme Court. Thus the State will once again face significant uncertainties and very difficult choices in the 1994-95 budget, as tax increases are unlikely and many cuts and budget adjustments have been made in the past three years.

  The State's severe financial difficulties for the current and upcoming budget years will result in continued pressure upon various local governments, particularly school districts and counties which depend on State aid. Despite efforts in recent years to increase taxes and reduce governmental expenditures, there can be no assurance that the State will not face budget gaps in the future.

  State general obligation bonds are currently rated "A1" by Moody's and "A" by S&P. Both of these ratings were recently reduced from "Aa" and "A+" levels, respectively. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

  The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

  On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments which caused a liquidity crisis for
the Fund and the County.    Approximately 180 other public entities, most but
not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County indicated that the Fund had lost about 27% of its initial deposits of approximately $7.4 billion. There County may suffer further losses as it sells investments to restructure the Fund. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects.

  The State of California has no obligations with respect to any bonds or other securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

  Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The Richmond United School District (Contra Costa County) entered bankruptcy proceedings in May 1991, but the proceedings have been dismissed.

   California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

  Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

  Several years ago the Richmond United School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court has upheld the validity of the District's lease, and the case has been settled. Any judgment in any future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of a similar nature by other California entities.

  The repayment of Industrial Development Securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

  Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

  Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the Issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

  The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore. other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

  Substantially all of California is within an active geologic region subject to major seismic activity. Any California Municipal Obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

  At the time of the closing for each California Trust, Special Counsel to each California Trust for California tax matters, rendered an opinion under then existing California income tax law applicable to taxpayers whose income is subject to California income taxation substantially to the effect that:

   (1) the California Trust is not an association taxable as a corporation and the income of the California Trust will be treated as the income of the Unitholders under the income tax laws of California;

   (2) amounts treated as interest on the underlying Securities in the California Trust which are exempt from tax under California personal income tax and property tax laws when received by the California Trust will, under such laws, retain their status as tax-exempt interest when distributed to Unitholders. However, interest on the underlying Securities attributed to a Unitholder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax. Further, certain interest which is attributable to a Unitholder subject to the California personal income tax and which is treated as an item of tax preference for purposes of the federal alternative minimum tax pursuant to Section 57(a)(5) of the Internal Revenue Code of 1986 may also be treated as an item of tax preference that must be taken into account in computing such Unitholder's alternative minimum taxable income for purposes of the California alternative minimum tax enacted by 1987 California Statutes, chapter 1138. However, because of the provisions of the California Constitution exempting the interest on bonds issued by the State of California, or by local governments within the state, from taxes levied on income, the application of the new California alternative minimum tax to interest otherwise exempt from the California personal income tax in some cases may be unclear;

   (3) under California income tax law, each Unitholder in the California Trust will have a taxable event when the California Trust disposes of a Security (whether by sale, exchange, redemption, or payment at maturity) or when the Unitholder redeems or sells Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gains when Units are sold or redeemed for an amount equal to, or less than, their original cost. The total cost of each Unit in the California Trust to a Unitholder is allocated among each of the Bond issues held in the California Trust (in accordance with the proportion of the California Trust comprised by each Bond issue) in order to determine his per Unit tax cost for each Bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per Unit tax cost of each Bond issue. Unitholders' bases in their units, and the bases for their fractional interest in each Trust asset, may have to be adjusted for their pro rata share of accrued interest received, if any, on Securities delivered after the Unitholders' respective settlement dates;

   (4) under the California personal property tax laws, bonds (including the Securities in the California Trust) or any interest therein is exempt from such tax;

   (5) any proceeds paid under the insurance policy issued to the California Trust with respect to the Securities which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations; and

   (6) under Section 17280(b)(2) of the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry Units of the California Trust is not deductible for the purposes of the California personal income tax. While there presently is no California authority interpreting this provision, Section 17280(b)(2) directs the California Franchise Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose. The Franchise Tax Board has not yet proposed or prescribed such regulations. In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed). In the absence of conflicting regulations or other California authority, the California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal Revenue Service interpretations of similar Federal provisions.

  At the respective times of issuance of the Securities, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax and California personal income tax are rendered by bond counsel to the respective issuing authorities. Except in certain instances in which Special Counsel acted as bond counsel to issuers of Securities, and as such made a review of proceedings relating to the issuance of certain Securities at the time of their issuance, Special Counsel has not made any special review for the California Trust of the proceedings relating to the issuance of the Securities or of the basis for such opinions.


  COLORADO TRUST. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal years 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 2% for 1994 and 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) five percent of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

   The 1992 General Fund balance was $133.3 million, which was $49.1 million below the Unappropriated Reserve requirement. The 1993 fiscal year ending General Fund balance was $326.6 million, or $196.7 million over the required Unappropriated Reserve and Emergency Reserve. Based on June 20, 1994 estimates, the 1994 fiscal year ending General Fund balance is expected to be $337.7 million, or $224.3 million over the required Unappropriated Reserve and Emergency Reserve.

  On November 3, 1992 voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and which could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defend as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

  The provisions of the Amendment are unclear and will probably require judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The bases for initial spending and revenue limits are fiscal year 1992 spending and 1991 property taxes collected in 1992. The bases for spending and revenue limits for fiscal year 1994 and later years will be the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new State real property taxes and local District income taxes.

  Litigation concerning several issues relating to the Amendment is pending in the Colorado courts. The litigation deals with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September, 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; litigation regarding mill levy increases to pay general obligation bonds issued prior to the Amendment is still pending. Various cases addressing the remaining issues are at different stages in the trial and appellate process. The outcome of such litigation cannot be predicted at this time.

  According to the Colorado Economic Perspective, Fourth Quarter, FY 1993-94, June 20, 1994 (the "Economic Report"), inflation for 1992 was 3.8% and population grew at the rate of 2.8% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1994 fiscal year will be limited to 6.6% over expenditures during the 1993 fiscal year. The 1993 fiscal year is the base year for calculating the limitation for the 1994 fiscal year. The limitation for the 1995 fiscal year is projected to be 7.1%, based on projected inflation of 4.2% for 1993 and projected population growth of 2.9% during 1993. For the 1993 fiscal year, the General Fund revenues totalled $3,443.3 million and program revenues (cash funds) totalled $1,617.6 million, resulting in total estimated base revenues of $5,060.9 million. Expenditures for the 1994 fiscal year, therefore, cannot exceed $5,394.9 million. However, the 1994 fiscal year General Fund and program revenues (cash funds) are projected to be only $5,242.8 million, or $152.1 million less than expenditures allowed under the spending limitation.

  There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

  As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. On a GAAP basis, the State had unrestricted General Fund balances at June 30 of approximately $100.3 million in fiscal year 1988, $134.8 million in fiscal year 1989 $116.6 million in fiscal year 1990, $16.3 million in fiscal year 1991 and $133.3 million in fiscal year 1992 and $326.6 million in fiscal year 1993. The fiscal year 1994 unrestricted General Fund is currently projected to be $337.7 million.

  For fiscal year 1993, the following tax categories generated the following respective revenue percentages of the States's $3,443.3 million total gross receipts: individual taxes represented 51.1% of gross fiscal year 1993 receipts; sales, use and excise taxes represented 31.3% of gross fiscal year 1993 receipts; and corporate income taxes represented 4.0% of gross fiscal year 1993 receipts. The final budget for fiscal year 1994 projects general fund revenues of approximately $3,570.8 million and appropriations of approximately $3,556.8 million. The percentages of general fund revenue generated by type of tax for fiscal year 1994 are not expected to be significantly different from fiscal year 1993 percentages.

  Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government.
Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

  Based on data published by the State of Colorado, Office of State Planning and Budgeting as presented in the Economic Report, over 50% of non-agricultural employment in Colorado in 1993 was concentrated in the retail and wholesale trade and service sectors, reflecting the importance of tourism to the State's economy and of Denver as a regional economic and transportation hub. The government and manufacturing sectors followed as the fourth and fifth largest employment sectors in the State, representing approximately 17.8% and 11.3%, respectively, of non-agricultural employment in the State in 1993.

  According to the Economic Report, the unemployment rate improved slightly from an average of 5.9% during 1992 to 5.2% during 1993. Total retail sales increased by 9.7% during 1993. Colorado continued to surpass the job growth rate of the U.S. with a 3.4% rate of growth projected for Colorado in 1994, as compared with 2.2% for the nation as a whole. However, the rate of job growth in Colorado is expected to decline in 1995, primarily due to the completion in 1994 of large public works projects such as Denver International Airport, Coors Baseball Field, and the Denver public Library renovation project.

  Personal income rose 6.6% in Colorado during 1992 and 5.5% in 1991. In 1992, Colorado was the twelfth fastest growing state in terms of personal income growth. However, because of heavy migration into the state and a large increase in low-paying retail sector jobs, per capita personal income in Colorado increased by only 3.8% in 1992, 0.1% below the increase in per capita personal income for the nation as a whole.

  Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

  At the time of the closing for each Colorado Trust, Special Counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

  Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

  With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

   (1) Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described;

   (2) Interest on Bonds that would not be includable in income for income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

   (3) Any proceeds paid under an insurance policy or policies issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal cause by the issuer of the defaulted obligations;

   (4) Any proceeds paid under individual policies obtained by issuers of Bonds in the Colorado Trust which represent maturing interest on defaulted obligations held by the Trustee will not be includable in income for Colorado income tax purposes if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations;

   (5) Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

   (6) Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

   (7) if interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

  Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.


  KANSAS TRUSTS. Since the Kansas Trust will invest substantially all of its assets in Kansas municipal securities, the Kansas Trust is susceptible to political and economic factors affecting issuers of Kansas municipal securities. As of 1991, 2,494,566 people lived in Kansas, representing a .69% increase in population since the 1990 census. Based on these numbers, Kansas ranked thirty-second in the nation in population size. According to the Kansas Department of Commerce, in 1991, Kansas ranked twenty-first in the nation in terms of per capita income. Historically, agriculture and mining according to the Kansas Department of Commerce, in 1991 constituted the principal industries in Kansas. Since the 1950s, however, manufacturing, governmental services and the services industry have steadily grown, and as of 1993 approximately 15.7% of Kansas workers were in the manufacturing sector, 20.8% in the government sector and 23.3% in the services sector (not including transportation, public utilities, trade, finance, insurance and real estate), while the farming and mining sectors combined for approximately 5.0% of the work force. The 1991 unemployment rate was 4.4%, and the seasonally adjusted rate for December 1992 was 4.2%. By constitutional mandate, Kansas must operate within a balanced budget and public debt may only be incurred for extraordinary purposes and then only to a maximum of $1 million. As of November 12, 1992, Kansas had no general obligation bonds outstanding.

   At the time of the closing for each Kansas Trust, Special Counsel to each Kansas Trust for Kansas tax matters, rendered an opinion under then existing Kansas income tax law applicable to taxpayers whose income is subject to Kansas income taxation substantially to the effect that:

  The Trust is not an association taxable as a corporation for Kansas income tax purposes;

  Each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust, and the income and deductions of the Trust will therefore be treated as income of the Unitholder under Kansas law;

  Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than insurance companies, banks, trust companies or savings and loan associations) however, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than insurance companies, banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

  Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

  Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on insurance companies under
Article 40, Chapter 28 of the Kansas statutes unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas; interest on the Bonds which is exempt from Kansas income taxation when received by the Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

  Each Unitholder of the Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;

  Interest received by the Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and

  No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law.


  KENTUCKY TRUSTS. The Commonwealth of Kentucky leads the nation in total tonnage of coal produced and ranks among the top 10 states in the value of all minerals produced. Tobacco is the dominant agricultural crop and Kentucky ranks second among the states in the total cash value of tobacco raised. The manufacturing mix in the state reflects a significant diversification. In addition to the traditional concentration of tobacco processing plants and bourbon distilleries, there is considerable durable goods production, such as automobiles, heavy machinery, consumer appliances and office equipment. The State's parks system and the horse breeding and racing industry, symbolized by the Kentucky Derby, play an important role in an expanding tourist business in the state.

  Current economic problems, including particularly the continuing high unemployment rate, have had varying effects on the differing geographic areas of the State and the political subdivisions located within such geographic areas. Although revenue obligations of the State or its political subdivisions may be payable from a specific source or project, there can be no assurance that further economic difficulties and the resulting impact on State and local governmental finances will not adversely affect the market value of the Bonds in a Kentucky Trust or the ability of the respective obligors to pay debt service of such Bonds.

  Prospective investors should study with care the portfolio of Bonds in the Kentucky Trust and should consult with their investment advisors as to the merits of particular issues on the portfolio.

  At the time of the closing for each Kentucky Trust, Special Counsel to each Kentucky Trust for Kentucky tax matters rendered an opinion under then existing Kentucky income tax law applicable to taxpayers whose income is subject to Kentucky income taxation substantially to the effect that:

  Because Kentucky income tax law is based upon the Federal law and in explicit reliance upon the opinion of Chapman and Cutler referred to above, and in further reliance on the determination letter to us of the Revenue Cabinet of Kentucky dated May 10, 1984, it is our opinion that the application of existing Kentucky income tax law would be as follows:

  Each Kentucky Unitholder will be treated as the owner of a pro rata portion of the Kentucky Trust for Kentucky income tax purposes, and the income of the Kentucky Trust will therefore be treated as the income of the Kentucky Unitholders under Kentucky law;

  Interest on Bonds that would be exempt from Federal income taxation when paid directly to a Kentucky Unitholder will be exempt from Kentucky income taxation when: (i) received by the Kentucky Trust and attributed to such Kentucky Unitholder; and (ii) when distributed to such Kentucky Unitholder;

  Each Kentucky Unitholder will realize taxable gain or loss when the Kentucky Trust disposes of a Bond (whether by sale, exchange, redemption or payment of maturity) or when the Kentucky Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization or accrual, as appropriate, of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Kentucky Unitholder's share of interest, if any, accruing on Bonds during the interval between the Kentucky Unitholder's settlement date and the date such Bonds are delivered to the Kentucky Trust, if later);

  Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Kentucky Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost;

  Units of the Kentucky Trust, to the extent the same represent an ownership in obligations issued by or on behalf of the Commonwealth of Kentucky or governmental units of the Commonwealth of Kentucky, the interest on which is exempt from Federal and Kentucky income taxation will not be subject to ad valorem taxation by the Commonwealth of Kentucky or any political subdivision thereof, and

  If interest on indebtedness incurred or continued by a Kentucky Unitholder to purchase Units in the Kentucky Trust is not deductible for Federal income tax purposes, it also will be nondeductible for Kentucky income tax purposes.


  MICHIGAN TRUSTS. Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods. While the State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1 percent in 1960 to 17.9 percent in 1990, durable goods manufacturing still represents a sizable portion of the State's economy. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy of the State and on the revenues of the State and some of its local governmental units.

  In May 1986, Moody's Investors Service raised the State's general obligation bond rating to "Al". In October 1989, Standard & Poor's Ratings Group raised its rating on the State's general obligation bonds to "AA".

  The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe.

  General Motors Corporation has announced the scheduled closing of several of its plants in Michigan in 1993 and 1994. Some of these closings have occurred and some have been deferred. The ultimate impact these closures may have on the State's revenues and expenditures is not currently known. The impact on the financial condition of the municipalities in which the plants are located may be more severe than the impact on the State itself.

  In recent years, the State has reported its financial results in accordance with generally accepted accounting principles. For each of the five fiscal years ending with the fiscal year ended September 30, 1989, the State reported positive year-end General Fund balances and positive cash balances in the combined General Fund/School Aid Fund. For the fiscal years ending September 30 1990 and 1991, the State reported negative year-end General Fund Balances of $310.4 million and $169.4 million, respectively, but ended the 1992 fiscal year with its general fund in balance and ended the 1993 fiscal year with a small general lfund surplus. A positive cash balance in the combined General Fund/School Aid Fund was recorded at September 30, 1990. In the 1991 through 1993 fiscal years the State experienced deteriorating cash balances which necessitated short term borrowing and the deferral of certain scheduled cash payments. The State borrowed $900 million for cash flow purposes in the 1993 fiscal year, which was repaid on September 30, 1993. The State's Budget Stabilization Fund received a $283 million transfer from the General Fund in the 1993 State fiscal year, bringing the fund balance to $303 million at September 30, 1993.

  The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceeds the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers.

  On March 15, 1994, Michigan voters approved a school finance reform amendment to the State's Constitution which, among other things, increased the State sales ax rate from 4% to 6% and placed a cap on property assessment increases for all property taxes. Concurrent legislation cut the State's income tax rate from 4.6% to 4.4.%, reduced some property taxes and altered local school funding sources to a combination of property taxes and state revenues, some of which is provided from other new or increased State taxes. The legislation also contained other provisions that alter (and, in some cases, may reduce) the revenues of local units of government, and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

  Although all or most of the Bonds in the Michigan Trust are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level provided under formulas by $10.9 million in the 1991 fiscal year, up $34.4 million in the 1992 fiscal year, $45.5 million in the 1993 fiscal year and $64.6 million (budgeted) in the 1994 fiscal year.

  The Michigan Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operating and debt service requirements.

  At the time of the closing for each Michigan Trust, Special Counsel to each Michigan Trust for Michigan tax matters rendered an opinion under then existing Michigan income tax law applicable to taxpayers whose income is subject to Michigan income taxation substantially to the effect that:

       The Michigan Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan Trust and the Holders of Units.

       Under the income tax laws of the State of Michigan, the Michigan Trust is not an association taxable as a corporation; the income of the Michigan Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan Trust. Interest on the underlying Bonds which is exempt from tax under these laws when received by the Michigan Trust will retain its status as tax exempt interest to the Unitholders.

       For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of Bond interest when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes;

       Under the Michigan Intangibles Tax, the Michigan Trust is not taxable and the pro rata ownership of the underlying Bonds, as well as the interest thereon, will be exempt to the Unitholders to the extent the Michigan Trust consists of obligations of the State of Michigan or its political subdivisions or municipalities, or of obligations of possessions of the United States.

       The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity", as defined in the Act. Under the Single Business Tax, both interest received by a Michigan Trust on the underlying Bonds and any amount distributed from the Michigan Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan Trust or the Unitholders. If the Michigan Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law.

       Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of Bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

  As the Tax Reform Act of 1986 eliminates the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan Trust disposes of a Bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.


  MINNESOTA TRUSTS. In the early 1980s, the State of Minnesota experienced financial difficulties due to a downturn in the State's economy resulting from the national recession. As a consequence, the State's revenues were significantly lower than anticipated in the July 1, 1979 to June 30, 1981 biennium and the July 1, 1981 to June 30, 1983 biennium.

  In response to revenue shortfalls, the legislature broadened and increased the State sales tax, increased income taxes (by increasing rates and eliminating deductions) and reduced appropriations and deferred payment of State aid, including appropriations for and aids to local governmental units. The State's fiscal problems affected other governmental units within the State, such as local government, school districts and state agencies, which, in varying degrees, also faced cash flow difficulties. In certain cases, revenues of local governmental units and agencies were reduced by the recession.

  Because of the State's fiscal problems, Standard & Poor's Corporation reduced its rating on the State's outstanding general obligation bonds from AAA to AA+ in August 1981 and to AA in March 1982. Moody's Investors Service, Inc. lowered its rating on the State's outstanding general obligation bonds from Aaa to Aa in April 1982. The State's economy recovered in the July 1, 1983 to June 30, 1985 biennium, and substantial reductions in the individual income tax were enacted in 1984 and 1985. Standard & Poor's raised its rating on the State's outstanding general obligation bonds to AA+ in January 1985. In 1986, 1987, 1991, 1992, and 1993, legislation was required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve (cash flow account), imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. A budget forecast released by the Minnesota Department of Finance on March 1, 1994 projects a balanced General Fund at the end of the current biennium, June 30, 1995, plus an increase in the State's cash flow account from $360 million to $500 million. Total projected expenditures and transfers for the biennium are $17.0 billion. The forecast also projects, however, a shortage of $29.5 million in the Local

Government Trust Fund at June 30, 1995, against total projected expenditures from the Fund of $1.8 billion for the biennium.

  State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to bonds that are revenue obligations of the issuer and not general obligations of the State, there can be no assurance that the fiscal problems referred to above will not adversely affect the market value or marketability of the bonds or the ability of the respective obligors to pay interest on and principal of the bonds.

  At the time of the closing for each Minnesota Trust, Special Counsel to each Minnesota Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

     We understand that the Minnesota Trust will only have income consisting of
     (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities and bonds issued by possessions of the United States which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate (the "Bonds"), (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

  Neither the Sponsor not its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota.

   (1) The Minnesota Trust is not an association taxable as a corporation and each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes;

   (2) Income on the Bonds which is exempt from the Minnesota Income Tax when received by a Unitholder of the Minnesota Trust and which would be exempt from the Minnesota Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Minnesota Trust and distributed to such Unitholder;

   (3) To the extent that interest on the Bonds, if any, which is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts and on corporations;

   (4) Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

   (5) Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

   (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludible from Minnesota net income if, and to the same extent as, such interest would have been so excludible from Minnesota net income if, and to the same extent as, such interest would have been so excludible if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds; and

   (7) To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds is excludible from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Minnesota Income Tax or the Minnesota alternative minimum tax imposed on individuals, estates and trusts. It should be noted that interest relating to Possession Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Tax.

  We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder.

  MISSOURI TRUSTS. The following discussion regarding constitutional limitations and the economy of the State of Missouri is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Missouri.

  In November 1981, the voters of Missouri adopted a tax limitation amendment to the constitution of the State of Missouri (the "Amendment"). The Amendment prohibits increases in local taxes, licenses, or fees by political subdivisions without approval of the voters of such political subdivision. The Amendment also limits the growth in revenues and expenditures of the State to the rate of growth in the total personal income of the citizens of Missouri. The limitation may be exceeded if the General Assembly declares an emergency by a two-thirds vote.

  Although the June 1993 revenue estimate has been revised downward by $27.5 million, the State budget for Fiscal Year 1993 remained balanced due primarily to delayed spending for desegregation capital projects. The downward revision in revenues was considered necessary because of weak economic performance, and more importantly an economic outlook for the second half of Fiscal Year 1993 which projected slower growth than was anticipated in June 1992.

  For Fiscal Year 1994, the majority of revenues for the State of Missouri will be obtained from individual income taxes (53.1%), sales and use taxes (30.0%), corporate income taxes (5.9%), and county foreign insurance taxes (3.0%). Major expenditures for Fiscal Year 1994 include elementary and secondary education (30.6%), human services (25.4%), higher education (14.8%) and desegregation (8.9%).

  The Fiscal Year 1994 budget balances resources and obligations based on the consensus revenue and refund estimate and an opening balance resulting from continued withholdings and delayed spending for desegregation capital projects. The total general revenue operating budget for Fiscal Year 1994 exclusive of desegregation is $3,844.6 million. The court-ordered desegregation estimate is $377.7 million, an increase of $30.7 million over the revised Fiscal Year 1993 estimate.

  The economy of Missouri is diverse and includes manufacturing, retail and wholesale trade, services, agriculture, tourism and mining. In recent years, growth in the wholesale and retail trade has offset the more slowly growing manufacturing and agricultural sectors of the economy. According to the United States Bureau of Labor Statistics, the 1992 unemployment rate in Missouri was 5.7% and the 1993 rate was 6.4%. Although not strictly comparable, the preliminary seasonally adjusted rate for May of 1994 was 5.0%. There can be no assurance that the general economic conditions or the financial circumstances of Missouri or its political subdivisions will not adversely affect the market value of the Bonds or the ability of the obligor to pay debt service on such Bonds.

  Currently, Moody's Investors Service rates Missouri general obligation bonds "Aaa" and Standard & Poor's Ratings Group rates Missouri general obligation bonds "AAA". Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be, of course, no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions.

  The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Missouri Trust are subject.
Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Missouri Trust to pay interest on or principal of the Bonds.

  At the time of the closing for each Missouri Trust, Special Counsel for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:

  The assets of the Missouri Trust will consist of debt obligations issued by or on behalf of the State of Missouri (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

  Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Missouri Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Missouri Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri state income tax"). The opinion set forth below does not address the taxation of persons other than full time residents of Missouri.

   (1) The Missouri Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri Trust will be treated as the owner of a pro rata portion of the Missouri Trust and the income of such portion of the Missouri Trust will be treated as the income of the Unitholder for Missouri state income tax purposes.

   (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri state income tax if received directly by a Unitholder will be exempt from the Missouri state income tax when received by the Missouri Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

   (3) To the extent that interest paid and original issue discount, if any, derived from the Missouri Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Missouri state income tax; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

   (4) Each Unitholder of the Missouri Trust will recognize gain or loss for Missouri state income tax purposes if the Trustee disposes of a bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Missouri Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

   (5) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from Missouri state income tax to the same extent as such interest would have been paid by the issuer of such Bonds held by the Missouri Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

   (6) The Missouri state income tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.

   (7) The Missouri Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St Louis Earnings Tax (except in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).


  NEW JERSEY TRUSTS. As described above, the New Jersey Trust consists of a portfolio of Bonds. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of the Bonds. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.

  New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.
Historically, New Jersey's average per capita income has been well above the national average, and in 1993 the State ranked second among states in per capita personal income ($26,967).

  The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

  The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 6.6% in November 1994, which is higher than the national average of 5.6% in November 1994. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag due to continued excess capacity. In addition, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Also, certain firms will continue to merge or downsize to increase profitability.

  Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1993, there was a total authorized bond indebtedness of approximately $8.98 billion, of which $3.6 billion was issued and outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.38 billion was unissued. The appropriation for the debt service obligation on such outstanding indebtedness was $103.5 million for fiscal year 1994.

  New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of fiscal year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of fiscal year 1990, there was a surplus in the general fund of $1 million. At the end of fiscal year 1991, there was a surplus in the general fund of $1.4 million. New Jersey closed its fiscal year 1992 with a surplus of $760.8 million. It is estimated that New Jersey closed its fiscal year 1993 with a surplus of $937.4 million.

  In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

  The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6% to 7% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

  The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2% to 3.5% to a new range of 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

  The Florio administration had contended that the income tax package will help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation the State will assume approximately $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion was proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

  Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995 further reductions ranging from 1% up to 10% in income tax rates will take effect.

  On June 30, 1994, Governor Whitman signed the New Jersey Legislature's $15.7 billion budget for Fiscal Year 1995. The balanced budget which includes $455 million in surplus, is $141 million less than the 1994 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect the estimated tax revenues.

  Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following: the formula relating to State aid to public schools, the method by which the State shares with its counties maintenance recoveries and costs for residents in State institutions, unreasonably low Medicaid payment rates for long-term facilities in New Jersey, the obligation of counties to maintain Medicaid or Medicare eligible residents of institutions and facilities for the developmentally disabled, taxes paid into the Spill Compensation Fund (a fund established to provide money for use by the State to remediate hazardous waste sites and to compensate other persons for damages incurred as a result of hazardous waste discharge) based on Federal preemption, various provisions, and the constitutionality of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the New Jersey Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, the adequacy of Medicaid reimbursement for services rendered by doctors and dentists to Medicaid eligible children, the Commissioner of Health's calculation of the hospital assessment required by the Health Care Cost Reduction Act of 1991, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy.
Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

  At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

  Debt Ratings. For many years, both Moody's Investors Service, Inc. and Standard and Poor's Corporation rated New Jersey general obligation bonds "Aaa" and "AAA", respectively. On July 3, 1991, however, Standard and Poor's Corporation downgraded New Jersey general obligation bonds to "AA+." On June 4, 1992, Standard and Poor's Corporation placed New Jersey general obligation bonds on Credit Watch with negative implications, citing as its principal reason for its caution the unexpected denial by the federal government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the budget was required to be closed before the new budget year began on July 1, 1992. Standard and Poor's suggested the State could close fiscal 1992's budget gap and help fill fiscal 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability.

  On July 6, 1992, Standard and Poor's Corporation reaffirmed its "AA+" rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. Standard and Poor's Corporation was concerned that the State was entering fiscal 1993 with only a $26 million surplus and remained concerned about whether the State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, Standard and Poor's announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. Standard and Poor's reaffirmed its "AA+" rating at the same time.

  On August 24, 1992, Moody's Investors Service, Inc. downgraded New Jersey general obligation bonds to "Aal" stating that the reduction reflects a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures will persist. On August 5, 1994, Moody's reaffirmed its "Aa1" rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and on the negative side, a continued reliance on one-time revenue and dependence on pension-related savings to achieve budgetary balance.

  At the time of the closing for each New Jersey Trust Special Counsel to each New Jersey Trust for New Jersey tax matters rendered an opinion under then existing New Jersey income tax law applicable to taxpayers whose income is subject to New Jersey income taxation substantially to the effect that:

   (1) Each New Jersey Trust will be recognized as a trust and not an association taxable as a corporation. Each New Jersey Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

   (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey Trust which is allocated to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying Bonds which would be exempt from tax under the New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

   (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when a New Jersey Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of a New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

   (4) Units of a New Jersey Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

   (5) If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in a New Jersey Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the Bonds by a New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of a New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.


  NEW YORK TRUSTS. A resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York Trust are sold, redeemed or paid at maturity or when his Units are sold or redeemed, such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held in the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time New York Obligation was issued had original issue discount, and (c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).

  Interest or gain from the New York Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

  Amount paid on defaulted New York Obligations held by the Trustee under policies of insurance issued with respect to such New York Obligations will be excludable from income for New York State and New York City income tax purposes, if and to the same extent as, such interest would have been excludable if paid by the respective issuer.

  For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entie net income any interest or gains distributed to them even though distributed in respect of New York obligations.

  If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.

   The Portfolio of the New York Trust includes obligations issued by New York State (the "State"), by its various public bodies (the "Agencies"), and/or by other entities located within the State, including the City of New York (the "City").

  Some of the more significant events relating to the financial situation in New York are summarized below. This section provides only a brief summary of the complex factors affecting the financial situation in New York and is based in part on Official Statements issued by, and on other information reported by the State, the City and the Agencies in connection with the issuance of their respective securities.

  There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York

Municipal Obligations held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

  The State has for many years had a very high State and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

  A national recession commenced in mid-1990. The downturn continued throughout the State's 1990-91 fiscal year and was followed by a period of weak economic growth during the 1991 calendar year. For calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. For calendar year 1993, the economy is expected to grow faster than 1992, but still at a very moderate rate as compared to other recoveries. The national recession has been more severe in the State because of factors such as a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market.

  1993-94 Fiscal Year. On April 5, 1993, the State Legislature approval a $32.08 billion budget. Following enactment of the budget the 1993-94 State Financial Plan was formulated on April 16, 1993. This Plan projects General Fund receipts and transfers from other funds at $32.367 billion and disbursements and transfers to other funds at $32.300 billion. In comparison to the Governor's recommended Executive Budget for the 1993-94 fiscal year, as revised on February 18, 1993, the 1993-94 State Financial Plan reflects increases in both receipts and disbursements in the General Fund of $811 million.

  While a portion of the increased receipts was the result of a $487 million increase in the States's 1992-93 positive year-end margin at March 31, 1993 to $671 million, the balance of such increased receipts is based upon (i) a projected $269 million increase in receipts resulting from improved 1992-93 results and the expectation of an improving economy, (ii) projected additional payments of $200 million from the Federal government as reimbursements for indigent medical care, (iii) the early payment of $50 million of personal tax returns in 1992-93 which otherwise would have been paid in 1993-94; offset by
(iv) the State Legislature's failure to enact $195 million of additional revenue-raising recommendations proposed by the Governor. There can be no assurances that all of the projected receipts referred to above will be received.

  Despite the $811 million increase in disbursements included in the 1993-94 State Financial Plan, a reduction in aid to some local government units can be expected. To offset a portion of such reductions, the 1993-94 State Financial Plan contains a package of mandate relief, cost containment and other proposals to reduce the costs of many programs for which local governments provide funding. There can be no assurance, however, that localities that suffer cuts will not be adversely affected, leading to further requests for State financial assistance.

  There can be no assurance that the State will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements.

  1992-93 Fiscal Year. Before giving effect to a 1992-93 year-end deposit to the refund reserve account of $671 million, General Fund receipts in 1992-93 would have been $716 million higher than originally projected. This year-end deposits effectively reduced 1992-93 receipts by $671 million and made those receipts available for 1993-94.

  The State's favorable performance primarily resulted from income tax collections that were $700 million higher than projected which reflected both stronger economic activity and tax-induced one-time acceleration of income into 1992. In other areas larger than projected business tax collections and unbudgeted receipts offset the loss of $200 million of anticipated Federal reimbursement and losses of, or shortfalls in, other projected revenue sources.

  For 1992-93, disbursements and transfers to other funds (including the deposit to the refund reserve account discussed above) totalled $30.829 billion, an increase of $45 million above projections in April 1992.

  Fiscal year 1992-93 was the first time in four years that the State did not incur a cash-basis operating deficit in the General Fund requiring the issuance of deficit notes or other bonds, spending cuts or other revenue raising measures.

  Indebtedness. As of March 31, 1993, the total amount of long-term State general obligation debt authorized but unissued stood at $2.4 billion. As of the same date, the State had approximately $5.4 billion in general obligation bonds. The State issued $850 million in tax and revenue anticipation notes ("TRANS") on April 28, 1993. The State does not project the need to issue additional TRANS during the States's 1993-94 fiscal year.

  The State projects that its borrowings for capital purposes during the State's 1993-94 fiscal year will consist of $460 million in general obligation bonds and $140 million in new commercial paper issuances. In addition, the State expects to issue $140 million in bonds for the purpose of redeeming outstanding bond anticipation notes. The Legislature has authorized the issuance of up to $85 million in certificates of participation during the State's 1993-94 fiscal year for personal and real property acquisitions during the State's 1993-94 fiscal year. The projection or the State regarding its borrowing for the 1993-94 fiscal year may change if actual receipts fall short of State projections or if other circumstances require.

  In June, 1990, legislation was enacted creating the "New York Local Government Assistance Corporation" ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. To date, LGAC has issued its bonds to provide net proceeds of $3.28 billion. LGAC has been authorized to issue additional bonds to provide net proceeds of $703 million during the State's 1993-94 fiscal year.

  Ratings. The $850 million in TRANS issued by the State in April 1993 were rated SP-1-Plus by S&P on April 26, 1993, and MIG-1 by Moody's on April 23, 1993, which represents the highest ratings given by such agencies and the first time the State's TRANS have received these ratings since its May 1989 TRANS issuance. Both agencies cited the State's improved fiscal position as a significant factor in the upgrading of the April 1993 TRANS.

  Moody's rating of the State's general obligation bonds stood at a A on April 23, 1993, and S&P's rating stood at A- with a stable outlook on April 26, 1993, an improvement from S&P's negative outlook prior to April 1993. Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

  Moody's, in confirming its rating of the State's general obligation bonds, and S&P, in improving its outlook on such bonds from negative to stable, noted the State's improved fiscal condition and reasonable revenue assumptions contained in the 1993-94 State budget.

  The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

  In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the "Covered Organizations").

  In February 1975, the New York State Urban Development Corporation ("UDC"), which had approximately $1 billion of outstanding debt, defaulted on certain of its short-term notes. Shortly after the UDC default, the City entered a period of financial crisis. Both the State Legislature and the United States enacted legislation in response to this crisis. During 1975, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the "Covered Organizations")).

  Over the past three years, the rate of economic growth in the City has slowed substantially, and the City's economy is currently in recession. The City projects, and its current four-year financial plan assumes, a recovery early in the 1993 calendar year. The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan. The City Comptroller has issued reports concluding that the recession of the City's economy will be more severe and last longer than is assumed in the financial plan.

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

  Fiscal Year 1993 and 1993-1996 Financial Plan. The City's 1993 fiscal year results are projected to be balanced in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in its 1990, 1991 and 1992 fiscal years in order to maintain balanced operating results.

  The City's modified Financial Plan dated February 9, 1993 covering fiscal years 1993-1996 projects budget gaps for 1994 through 1996. The Office of the State Deputy Controller for the City of New York has estimated that under the modified Financial Plan budget gaps will be $102 million for fiscal year 1994, $196 million for fiscal year 1995 and $354 million for fiscal year 1996, primarily due to anticipated higher spending on labor costs.

  However, the City's modified Plan is dependent upon a gap-closing program, certain elements of which the staff of Control Board identified on March 25, 1993 to be at risk due to projected levels of State and Federal aid and revenue and expenditures estimates which may not be achievable. The Control Board indicated that the City's modified Financial Plan does not make progress towards establishing a balanced budget process. The Control Board's report identified budget gap risks of $1.0 billion, $1.9 billion, $2.3 billion and $2.6 billion in fiscal years 1994 through 1997, respectively.

  On June 3, 1993, the Mayor announced that State and federal aid for Fiscal Year 1993-94 would be $280 million less than projected and that in order to balance the City's budget $176 million of previously announced contingent budget cuts would be imposed. The Mayor indicated that further savings would entail serious reductions in services. The State Comptroller on June 14, 1993 criticized efforts by the Mayor and City Council to balance the City's budget
which rely primarily on one-shot revenues.   The Comptroller added that the
City's budget should be based on "recurring revenues that fund recurring expenditures." Given the foregoing factors, there can be no assurance that City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

  Pursuant to State law, the City prepares a four-year annual financial plan which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

  The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. As a result of the national and regional economic recession, the State's projections of tax revenues for its 1991 and 1992 fiscal years were substantially reduced. For its 1993 fiscal year, the State, before taking any remedial action reflected in the State budget enacted by the State Legislature on April 2, 1992 reported a potential budget deficit of $4.8 billion. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1993 fiscal year or subsequent years, such developments could also result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

  The City's projections set forth in the financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, and approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan.

  The City's ability to maintain a balanced operating budget is dependent on whether it can implement necessary service and personnel reduction programs successfully. As discussed above, the City must identify additional expenditure reductions and revenue sources to achieve balanced operating budgets for fiscal years 1994 and thereafter. Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in the past two years.

  Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1993 through 1996 contemplates issuance of $15.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. A significant portion of such bond financing is used to reimburse the City's general fund for capital expenditures already incurred. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. In addition, future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

  The City Comptroller, the staff of the Control Board, the Office of the State Deputy Comptroller for the City of New York (the "OSDC") and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than those forecast in the financial plan. In addition, the Control Board and other agencies have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

  Fiscal Years 1990, 1991 and 1992. The City achieved balanced operating results as reported in accordance with GAAP for the 1992 fiscal year. During the 1990 and 1991 fiscal years, the City implemented various actions to offset a projected budget deficit of $3.2 billion for the 1991 fiscal year, which resulted from declines in City revenue sources and increased public assistance needs due to the recession. Such actions included $822 million of tax increases and substantial expenditure reductions.

  The quarterly modification to the City's financial plan submitted to the Control Board on May 7, 1992 (the "1992 Modification") projected a balanced budget in accordance with GAAP for the 1992 fiscal year after taking into account a discretionary transfer of $455 million to the 1993 fiscal year as the result of a 1992 fiscal year surplus. In order to achieve a balanced budget for the 1992 fiscal year, during the 1991 fiscal year, the City proposed various actions for the 1992 fiscal year to close a projected gap of $3.3 billion in the 1992 fiscal year.

  On November 19, 1992 the City submitted to the Control Board the Financial Plan for the 1993 through 1996 fiscal years, which is a modification to a financial plan submitted to the Control Board on June 11, 1992 (the "June Financial Plan"), and which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"). The 1993-1996 Financial Plan projects revenues and expenditures of $29.9 billion each for the 1993 fiscal year balanced in accordance with GAAP.

  During the 1992 fiscal year, the City proposed various actions to close a previously projected gap of approximately $1.2 billion for the 1993 fiscal year. The gap-closing actions for the 1993 fiscal year proposed during the 1992 fiscal year and outlined in the City's June Financial Plan included $489 million of discretionary transfers from the 1992 fiscal year. The 1993-1996 City Financial Plan includes additional gap-closing actions to offset an additional potential $81 million budget gap.

  The 1993-1996 Financial Plan also sets forth projections and outlines a proposed gap-closing program for the 1994 through 1996 fiscal years to close projected budget gaps of $1.7 billion, $2.0 billion and $2.6 billion, respectively, in the 1994 through 1996 fiscal years. On February 9, 1993, the City issued a modification to the 1993-1996 Financial Plan (the "February Modification"). The February Modification projects budget gaps for the fiscal years 1994, 1995 and 1996 of $2.1 billion, $3.1 billion and $3.8 billion, respectively.

  Various actions proposed in the 1993-1996 Financial Plan are subject to approval by the Governor and approval by the State Legislature, and the proposed increase in Federal aid is subject to approval by Congress and the President. The State Legislature has in the past failed to approve certain proposals similar to those that the 1993-1996 Financial Plan assumes will be approved by the State Legislature during the 1993 fiscal year. If these actions cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

  On March 9, 1993, OSDC issued a report on the February Modification. The report expressed concern that the budget gaps projected for fiscal years 1994 through 1996 are the largest the City has faced at this point in the financial planning cycle in at least a decade, and concluded that the February Modification represented a step backward in the City's efforts to bring recurring revenues into line with recurring expenditures.

  The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1992, legal claims in excess of $341 billion were outstanding against the City for which the City estimated its potential future liability to be $2.3 billion.

  As of the date of this prospectus, Moody's rating of the City's general obligation bonds stood at Baal and S&P's rating stood at A-. On February 11, 1991, Moody's lowered its rating from A.

  On March 30, 1993 in confirming the Baa1 rating, Moody's noted that:

  The financial plan for fiscal year 1994 and beyond shows an ongoing imbalance between the City's expenditures and revenues. The key indication of this structural imbalance is not necessarily the presence of sizable out-year budget gaps, but the recurring use of one-shot actions to close gaps. One-shots constitute a significant share of the proposed gap-closing program for fiscal year 1994, and they represent an even larger share of those measures which the City seems reasonably certain to attain. Several major elements of the program, including certain state actions, federal counter cyclical aid and part of the city's tax package, remain uncertain. However, the gap closing plan may be substantially altered when the executive budget is offered later this spring.

  On March 30, 1993, S&P affirmed its A- rating with a negative outlook, stating that:

  The City's key credit factors are marked by a high and growing debt burden, and taxation levels that are relatively high, but stable. The City's economy is broad-based and diverse, but currently is in prolonged recession, with slow growth prospects for the foreseeable future.

  The rating outlook is negative, reflecting the continued fiscal pressure facing the City, driven by continued weakness in the local economy, rising
spending pressures for education and labor costs   of city employees, and
increasing costs associated with rising debt for capital construction and repair.

  The current financial plan for the City assumes substantial increases in aid from national and state governments. Maintenance of the current rating, and stabilization of the rating outlook, will depend on the City's success in realizing budgetary aid from these governments, or replacing those revenues with ongoing revenue-raising measures or spending reductions under the City's control. However, increased reliance on non-recurring budget balancing measures that would support current spending, but defer budgetary gaps to future years, would be viewed by S&P as detrimental to New YorkCity's single-'A-' rating.

  Previously, Moody's had raised its rating to A in May 1988, to Baal in December 1985, to Baa in November 1983 and to Bal in November 1981. S&P had raised its rating to A- in November 1987, to BBB+ in July 1985 and to BBB in March 1981.

  On May 9, 1990, Moody's revised downward its rating on outstanding City revenue anticipation notes from MIG-1 to MIG-2 and rated the $900 million Notes then being sold MIG-2. On April 30, 1991 Moody's confirmed its MIG-2 rating for the outstanding revenue anticipation notes and for the $1.25 billion in notes then being sold. On April 29, 1991, S&P revised downward its rating on City revenue anticipation notes from SP-1 to SP-2.

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

  As of December 31, 1992, the City and MAC had, respectively, $20.3 billion and $4.7 billion of outstanding net long-term indebtedness.

  Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies.
Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

  As of September 30, 1992, the State reported that there were eighteen Agencies that each had outstanding debt of $100 million or more. These eighteen Agencies had an aggregate of $62.2 billion of outstanding debt, including refunding bonds, of which the State was obligated under lease-purchase, contractual obligation or moral obligation provisions on $25.3 billion.

  The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

  The State is also engaged in a variety of claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

  The U.S. Supreme Court on March 30, 1993 referred to a Special Master for determination of damages on an action by the State of Delaware to recover certain unclaimed dividends, interest and other distributions made by issuers of securities held by New York-based brokers incorporated in Delaware. (State of Delaware v. State of New York.) The State had taken such unclaimed property under its Abandoned Property Law. The State expects that it may pay a significant amount in damages during fiscal year 1993-94 but it has indicated that it has sufficient funds on hand to pay any such award, including funds held in contingency reserves. The

State's 1993-94 Financial Plan includes the establishment of a $100 million contingency reserve fund which would be available to fund such an award which some reports have estimated at $100-$800 million.

  In Schulz v. State of New York, commenced May 24, 1993 ("Schulz 1993"), petitioners have challenged the constitutionality of mass transportation bonding programs of the New York State Thruway Authority and the Metropolitan Transportation Authority. On May 24, 1993, the Supreme Court, Albany County, temporarily enjoined the State from implementing those bonding programs. In previous actions Mr. Schulz and others have challenged on similar grounds bonding programs for the New York State Urban Development Corporation and the New York Local Government Assistance Corporation. While there have been no decisions on the merits in such previous actions, by an opinion dated May 11, 1993, the New York Court of Appeals held in a proceeding commenced on April 29, 1991 in the Supreme Court, Albany County (Schulz v. State of New York), that petitioners had standing as voters under the State Constitution to bring such action.

  Petitioners in Schulz 1993 have asserted that issuance of bonds by the two Authorities is subject to approval by statewide referendum. At this time there can be no forecast of the likelihood of success on the merits by the petitioners, but a decision upholding this constitutional challenge could restrict and limit the ability of the State and its instrumentalities to borrow funds in the future. The State has not indicated that the temporary injunction issued by the Supreme Court in this action will have any immediate impact on its financial condition or interfere with projects requiring immediate action.

  Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State in the future.

  Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance. Both the Revised 1992-93 State Financial Plan and the recommended 1993-94 State Financial Plan includes a significant reduction in State aid to localities in such programs as revenue sharing and aid to education from projected base-line growth in such programs. It is expected that such reductions will result in the need for localities to reduce their spending or increase their revenues. The potential impact on the State of such actions by localities is not included in projections of State receipts and expenditures in the State's 1993-94 fiscal year.

  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1991, the total indebtedness of all localities in the State was approximately $31.6 billion, of which $16.8 billion was debt of New York City (excluding $6.7 billion in MAC debt). State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for state financing at the close of their fiscal year ending in 1991. In 1992, an unusually large number of local government units requested authorization for deficit financings. According to the Comptroller, ten local government units have been authorized to issue deficit financing in the aggregate amount of $131.1 million.

  Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the New York Trust, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

  At the time of the closing for each New York Trust, Special Counsel to each New York Trust for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:

  The New York Trust is not an association taxable as a corporation and the income of the New York Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.


  NORTH CAROLINA TRUSTS. General obligations of a city, town or county in North Carolina are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue bonds issued by North Carolina political subdivisions include (1) revenue bonds payable exclusively from revenue-producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of North Carolina.

  Section 23-48 of the North Carolina General Statutes appears to permit any city, town, school district, county or other taxing district to avail itself of the provisions of Chapter 9 of the United States Bankruptcy Code, but only with the consent of the Local Government Commission of the State and of the holders of such percentage or percentages of the indebtedness of the issuer as may be required by the Bankruptcy Code (if any such consent is required). Thus, although limitations apply, in certain circumstances political subdivisions might be able to seek the protection of the Bankruptcy Code.

  State Budget and Revenues. The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. The State's fiscal year runs from July 1st through June 30th.

  In 1990 and 1991, the State had difficulty meeting its budget projections. Lower than anticipated revenues coupled with increases in State spending requirements imposed by the federal government led to projected budget deficits for fiscal 1989-1990 and fiscal 1990-91. Consequently, the Governor ordered cuts in budgeted State expenditures for both fiscal years.

  The State, like the nation, has experienced economic recovery since 1991. Apparently due to both increased tax and fee revenue and the previously enacted spending reductions, the State has a budget surplus of approximately $887 million at the end of the fiscal 1993-94. After review of the 1994-95 continuation budget adopted in 1993, the General Assembly approved spending expansion funds, in part to restore certain employee salaries to budgeted levels, which amounts had been deferred to balance the budgets in 1989-1993, and to authorize funding for new initiatives for economic development, education, human services and environmental programs. (The cutback in funding for infrastructure and social development projects had been cited by agencies rating State obligations, following the 1991 reductions, as cause for concern about the long-term consequences of those reductions on the economy of the State and the State's fiscal prospects.)

  Based on projected growth in State tax and fee revenues, the General Fund balance forecast for the end of the 1994-95 fiscal year is approximately $310 million.

  It is unclear what effect these developments at the State level may have on the value of the Debt Obligations in the North Carolina Trust.

  The State is subject to claims by classes of plaintiffs asserting a right to refund of taxes paid under State statutes that allegedly discriminated against federal retirees and armed services personnel in a manner that was unconstitutional based on the decision by the United States Supreme court in a 1989 Michigan case involving a similar law, Davis v. Michigan Department of Treasury ("Davis"). At the time of that decision, State income tax law exempted retirement income paid by North Carolina State and local governments but did not exempt retirement income paid by the federal government to its former employees. Also, State tax law at the time provided a deduction for certain income earned by members of the North Carolina National Guard, but did not provide a similar deduction for members of the federal armed services.

  Following the Davis decision the North Carolina legislature amended the tax law to provide identical retirement income exclusions for former stat and federal employees (effective for 1989), and repealed the deduction given to members of the State National Guard. In addition, the amendments authorized a special tax credit for federal retirees equal to the taxes paid on their nonexcluded federal pensions in 1988 (to be taken over a three year period beginning with returns for 1990).

  Subsequent to Davis, the North Carolina plaintiffs brought an action in federal court against the North Carolina Department of Revenue and certain officials of the State alleging that the collection of the taxes under the prior North Carolina tax statues was prohibited by the state and federal constitutions, and also violated civil rights protections under 42 U.S.C. Section 1983, a federal statute prohibiting discriminatory taxation of the compensation of certain federal employees (4 U.S.C. Section 111), and the principle of intergovernmental tax immunity. The plaintiffs sought injunctive relief requiring the State to provide refunds of the illegally collected taxes paid on federal retirement or military pay for the years 1985-88 (covering the asserted 3 year limitations period), plus interest. Swanson, et al. v. Powers, et al. (United States District Court for the Eastern District of North Carolina, No. 89-282-CIV-5-H) ("Swanson Federal"). The individual plaintiffs in Swanson Federal also brought an action in North Carolina state court seeking refunds of the illegal taxes. Swanson, et al. v. State of North Carolina, et al. (Wake County, North Carolina Superior Court, No. 90 CVS 3127) ("Swanson State").

  The amounts claimed by federal retirees in the Swanson actions have not been precisely calculated. Plaintiffs have asserted that the plaintiff class contains about 100,000 taxpayers; the State estimated that as of June 30, 1994, the claims (including interest) would then aggregate approximately $280 million.

  In 1991, the North Carolina Supreme Court in Swanson State affirmed a decision in favor of the State, holding that the U.S. Supreme Court decision in Davis was not to have retroactive effect. Review was granted by the United States Supreme Court and the case subsequently was remanded to the North Carolina Supreme Court for reconsideration in light of the U.S. Supreme Court's 1993 holding in Harper
v. Virginia Dept. of Taxation ("Harper"). In Harper, which also involved the disparate income tax treatment of retired state and federal employees and the question of retroactive application of Davis, the U.S. Supreme Court held that the Commonwealth of Virginia must provide "meaningful backward-looking relief" to the plaintiffs if the Commonwealth did not have a predeprivation process adequate to satisfy due process requirements. Harper was remanded to the Supreme Court of Virginia to determine whether a remedy was required and, if so, what form it would take.

  Similarly, Swanson State was remanded for reconsideration of whether the North Carolina tax laws satisfied the due process requirements of the federal constitution and, if not, what remedy was to be provided by the State.

  On remand, the North Carolina Supreme Court held in early 1994 that the plaintiffs in Swanson State was procedurally barred from recovering refunds because they did not comply with the State's statutory postpayment refund demand procedure. The plaintiffs contended unsuccessfully that the postpayment demand requirement did not meet the requirements of the federal constitution, in light of the Harper decision, for "meaningful backward-looking relief." Plaintiffs in Swanson State have petitioned the U.S. Supreme Court for review of the most recent North Carolina Supreme Court decision. In December 1994, the Court denied certiorari to the Swanson State plaintiffs. At the same time the Court issued a decision in Reich v. Collins, a Georgia case involving similar claims, finding for the plaintiff taxpayers, but the effect of the Reich decision on the claims of Swanson State plaintiffs is uncertain. It is yet undetermined whether North Carolina offers pre-deprivation procedures (payment and protest within a specified time period) or post-deprivation remedies (tax credits especially tailored to these claims) adequate to satisfy constitutional requirements, and plaintiffs in Swanson State have petitioned the North Carolina Supreme Court for a rehearing of its last decision in the case.

  Following Harper, the plaintiffs in Swanson Federal again requested an injunction requiring refunds. (Although the federal and state cases are independent, the refund claims apparently would lead to only a single recovery of taxes deemed unlawfully collected.) In May 1994, the U.S. District Court granted the State's motion to dismiss all but one claim made by the plaintiffs, declaring that those claims were precluded by the 1994 North Carolina Supreme Court decision in Swanson State. Plaintiffs in Swanson Federal asserted that relief should have been granted because of the effect of the federal District Court's 1990 opinion in Swanson Federal denying the defendants' motion that the federal Tax Injunction Act precluded the plaintiffs' claims, in which the court found that the statutory post-payment remedy for refund of unlawful taxes was not "plain, speedy and efficient", as required by the law, Swanson Federal, 1990 WL 545, 761 (E.D.N.C.), rev,d, 937 F.2d 965 (1991), cert denied, __ U.S. __ , 112 S. Ct. 871 (1992). In its May 1994 decision, the federal court rejected that assertion and held that its finding regarding the federal Tax Injunction Act was jurisdictional only and was not a determination that the statutory remedy violated the due process clause.

  The plaintiffs' claim that was not dismissed with prejudice in the recent District Court order asserts that the State continued an unlawful discrimination, contrary to the requirements of 4 U.S.C. (S) 111 and the doctrine of intergovernmental tax immunity, by increasing benefits to State retirees (in order to offset the effect of the deletion of the preferential State retirement income exemption) as part of the bill that equalized the income exclusion of State and federal retirement payments. The claim is based on a holding of similar effect in Sheehy v. Public Employees Retirement Div., 864 P. 2d 762 (Mont. 1993). In its May 1994 order, the District Court allowed the plaintiffs to dismiss the Sheedy claim without prejudice. Therefore, plaintiffs could assert those claims in another action; apparently, the relief would require providing federal retirees with tax refunds or other payments equal to allegedly discriminatory payments made to State retirees since 1989. The court noted that those claims will be subject to the statutory post-deprivation procedural requirements, and that a challenge to the legality of the remedial statute would be precluded under the scope of the court's order dismissing the other claims. However, the court granted plaintiffs' motion to dismiss the Sheedy claims without prejudice because the record did not show whether the plaintiffs had complied with statutory requirements. The plaintiffs in Swanson State have appealed the District Court decision to the United States Court of Appeals and a hearing is scheduled for March 1995.

  Several states involved in similar suits have reached settlements.
Expressions of interest in settlement of the claims in Swanson by both the plaintiffs and State officials have been reported in the press, but no prediction can be made of the likelihood or amount of settlement. Although the recent improvements in the economy and fiscal condition of the State might better enable the State to satisfy an adverse decision without significant consequences to the State's fiscal condition or governmental functions, because the amount of the potential liability has not been fixed and because of the potential that adverse fiscal or economic developments could cause a more negative result on the State if a large amount must be paid, no assurance can be given that the impact of the Swanson cases, if the plaintiffs ultimately succeed, will not have an adverse impact on the Debt Obligations.

  State and local government retirees also filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions. The North Carolina Attorney

General's office estimates that the amount in controversy is approximately $40-45 million annually for the tax years 1989 through 1992. The case is now pending in state court.

  Other litigation against the State include the following. None of the cases, in the reported opinion of the Department of the Treasurer, would have a material adverse affect on the State's ability ot meet its obligations.

  Leandro et al. v. State of North Carolina and State Board of Education - In May, 1994 students and boards of education in five counties in the State filed suit in state court requesting a declaration that the public education system of North Carolina, including its system of funding, violated the State constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The defendants in such suit have filed a motion to dismiss, but no answer to the complaint, and no pretrial discovery has taken place.

  Francisco Case - In August, 1994 a class action lawsuit was filed in state court against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are
characterized as limited English proficient.   The complaint alleges that the
State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them.
The complaint does not allege an amount in controversy, but asks the Court to order the defendants to fund a comprehensive program to ensure equal educational opportunities for children with limited English proficiency.

  Faulkenburg v. Teachers' and State Employees' Retirement System, Peeve v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System - Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formulas for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The State estimates that the cost in damages and higher prospective benefit payments to plaintiffs and class members would probably amount to $50 million or more in Faulkenburg, $50 million or more in Peele, and $15 million or more in Woodward, all ultimately payable, at least initially, from the retirement system funds. Upon review in Faulkenburg, the North Carolina Court of Appeals and Supreme Court have held that claims made in constitutional rights brought under the federal Civil Rights Act eight do not state a cause of action or are otherwise barred by the statute of limitations. In 1994 plaintiffs took voluntary dismissals of their claims for impairment of contract rights in violation of the United States Constitution and filed new actions in federal court asserting the same claims along with claims for violation of constitutional rights in the taxation of retirement benefits. The remaining state court claims in all cases are scheduled to be heard in North Carolina in October, 1994.

  Fulton Case - The State's intangible personal property tax levied on certain shares of stock has been challenged by the plaintiff on grounds that it violates the Commerce Clause of the United States Constitution by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action is a North Carolina corporation that does all or part of its business outside the State. The plaintiff seeks to invalidate the tax in its entirety and to recover tax paid on the value of its shares in other corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year. The effect of this ruling is to increase collections by rendering all stock taxable on 100% of its value. The State and the plaintiff have sought further appellate review, and the case is pending before the North Carolina Supreme Court. Net collections from the tax for fiscal year ended June 30, 1993 amounted to $120.6 million.

  General. The population of the State has increased 13% from 1980, from 5,880,095 to 6,647,351 as reported by the 1990 federal census and the State rose from twelfth to tenth in population. The State's estimate of population as of June 30, 1994 is 7,023,663. Notwithstanding its rank in population size, North Carolina is primarily a rural state, having only five municipalities with populations in excess of 100,000.

  The labor force has undergone significant change during recent years as the state has moved from as agricultural to a service and goods producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to wide dispersion of non-agricultural employment, the people have been able to maintain, to a large extent, their rural habitation practices. During the period 1980 to 1994, the State labor force grew about 25% (from 2,855,200 to 3,560,000), and per capita income during the period 1980 to 1993 grew from $7,999 to $18,702, an increase of 133.8%.

  The current economic profile of the State consists of a combination of industry, agriculture and tourism. As of June 1994, the State was reported to rank tenth among the states in non-agricultural employment and eighth in manufacturing employment, Employment indicators have fluctuated somewhat in the annual periods since June of 1990 but have demonstrated an upward trend since 1991. The following table reflects the fluctuation in certain key employment categories.

CATEGORY (ALL SEASONALLY ADJUSTED)       JUNE 1990  JUNE 1991  JUNE 1992  JUNE 1993  JUNE 1994

 CIVILIAN LABOR FORCE                    3,312,000  3,228,000  3,495,000  3,504,000  3,560,000
 NONAGRICULTURAL EMPLOYMENT              3,129,000  3,059,000  3,135,000  3,203,400  3,359,700
 GOODS PRODUCING OCCUPATIONS (MIN-       1,023,100    973,600    980,800    993,600  1,021,500
 ING, CONSTRUCTION AND MANUFACTURING)
 SERVICE OCCUPATIONS                     2,106,300  2,085,400  2,154,200  2,209,800  2,337,200
 WHOLESALE/RETAIL OCCUPATIONS              732,500    704,100    715,100    723,200    749,000
 GOVERNMENT EMPLOYEES                      496,400    496,700    513,400    515,400    554,600
 MISCELLANEOUS SERVICES                    587,300    596,300    638,300    676,900    731,900
 AGRICULTURAL EMPLOYMENT                    58,900     88,700    102,800     88,400     53,000

  The seasonally adjusted unemployment rate in January 1995 was estimated to be 3.8% of the labor force (down from 4.0% in January 1994), as compared with 5.7% nationwide (down from 6.7% in January 1994).

  As of 1993, the State was tenth in the nation in gross agricultural income of which nearly the entire amount (approximately $5.3 billion) was from commodities. According to the State Commissioner of Agriculture, in 1993, the State ranked first in the nation in the production of flue-cured tobacco, turkeys and sweet potatoes; second in the value of poultry and eggs, hog production, trout and the production of cucumbers for pickles; fourth in commercial broilers, blueberries and peanuts; sixth in burley tobacco and net farm income.

  The diversity of agriculture in North Carolina and a continuing push in marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is the third most diversified agricultural state in the nation.

  Tobacco production is the leading source of agricultural income in the State, accounting for 20% of gross agricultural income. Tobacco farming in North Carolina has been and is expected to continue to be affected by major Federal legislation and regulatory measures regarding tobacco production and marketing and by international competition. Measures adverse to tobacco farming could have negative effects on farm income and the North Carolina economy generally. The poultry industry provides nearly 34% of gross agricultural income. The pork industry has been expanding and accounted for 17% of gross agricultural income in 1993.

  The number of farms has been decreasing; in 1994 there were approximately 58,000 farms in the State (down from approximately 72,000 in 1987, a decrease of about 19% in seven years). However, a strong agribusiness sector also supports farmers with inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing).

  The State Department of Commerce, Travel and Tourism Division reports that in 1993 more than $803 billion was spent on tourism in the State. The Department estimates that two-thirds of total expenditures came from out-of-state travelers, and that approximately 250,000 people were employed in tourism-related jobs.

  Bond Ratings. Currently, Moody's rates North Carolina general obligation bonds as Aaa and Standard & Poor's rates such bonds as AAA. Standard & Poor's also reaffirmed its stable outlook for the State in January 1994.

  Standard & Poor's reports that North Carolina's rating reflects the State's strong economic characteristics, sound financial performance, and low debt levels.

  The Sponsor believes the information summarized above describes some of the more significant events relating to the North Carolina Trust. The sources of this information are the official statements of issuers located in North Carolina, State agencies, publicly available documents, publications of rating agencies and statements by, or news reports of statements by State officials and employees and by rating agencies. The Sponsor and its counsel have not independently verified any of the information contained in the official statements and other sources and counsel have not expressed any opinion regarding the completeness or materiality of any matters contained in this Prospectus other than the tax opinions set forth below under North Carolina Taxes.

  The Sponsor believes the information summarized above describes some of the more significant events relating to the North Carolina Trust. The sources of this information are the official statements of issuers located in North Carolina, State agencies, publicly available documents, publications of ratings agencies and news reports of statements by State officials and employees and by rating agencies. The Sponsor and its counsel have not independently verified any of the information contained in the official statements and other sources and counsel have not expressed any opinion regarding the completeness or materiality of any contained in this Prospectus other than the tax opinions set forth below under North Carolina Taxes.

  At the time of the closing for each North Carolina Trust, Special Counsel to the fund for North Carolina tax matters rendered an opinion under then existing North Carolina income tax law applicable to taxpayers whose income is subject to North Carolina income taxation substantially to the effect that:

  Upon the establishing of the North Carolina Trust and the Units thereunder:

   (1) The North Carolina Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Trust will be deemed to be income of the Unitholders.

   (2) Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Trust will retain its tax-exempt status when received by the Unitholders.

   (3) Unitholders will realize a taxable event when the North Carolina Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond had been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Trust will retain its tax-exempt status in the hands of the Unitholders.

   (4) Unitholders must authorize their proportionate share of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.

   (5) The Units are exempt from the North Carolina tax on intangible personal property so long as the corpus of the North Carolina Trust remains composed entirely of Bonds or, pending distribution, amounts received on the sale, redemption or maturity of the Bonds and the Trustee periodically supplies to the North Carolina Department of Revenue at such times required by the Department of Revenue a complete description of the North Carolina Trust and also the name, description and value of the obligations held in the corpus of the North Carolina Trust.


  OHIO TRUSTS. As described above, the Ohio Trust will invest substantially all of its net assets in securities issued by or on behalf of (or in certificates of participation in lease purchase obligations of) the State of Ohio, political subdivisions of the State or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Ohio Trust is therefore susceptible to general or particular political, economic or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the complex factors that may have an effect. This information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements published in connection with their issuance of securities of certain Ohio issuers and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

  Generally, creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers as to which those factors apply. However, the information below is intended only as a general summary and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

  The timely payment of principal of and interest on Ohio Obligations has been guaranteed by the bond insurance purchased by the issuers, the Ohio or other parties. Ohio Obligations may not be subject to the factors referred to in this section of the Prospectus.

  Ohio is the seventh most populous state; The 1990 Census count of 10,847,000 indicates a 0.5% population increase from 1980. The Census estimate for 1993 is 11,091,000.

   While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment is in agribusiness.

  In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (6.5% versus 6.8% in 1993). The unemployment rate and its effects vary among geographic areas of the State.

  There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

  The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

  Key biennium ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund ("BSF", a cash and budgetary management fund). In the next two fiscal years, necessary corrective steps were taken to respond to lower receipts and higher expenditures in certain categories than earlier estimated. Those steps included selected reductions in appropriations spending and the transfer of $64 million from the BSF to the GRF. Reported June 30, 1991 ending fund balances were 35.3 million (GRF) and $300 million (BSF).

  To allow time to resolve certain budget differences for the latest complete biennium, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire 1992-93 biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

  Based on updated results and forecasts in the course of FY 1992, both in light of the continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. GRF receipts significantly below original forecasts resulted primarily from lower collections of certain taxes, particularly sales, use and personal income taxes. Higher expenditure levels came in certain areas, particularly human services including Medicaid. The Governor ordered most State agencies to reduce GRF spending in the last six months of the FY 1992 by a total of approximately $184 million. As authorized by the General Assembly the $100.4 million BSF balance, and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments made in the timing of certain tax payments. Other administrative revenue and spending actions resolved the remaining imbalance.

  A significant GRF shortfall (approximately $520 million) was then projected for the next year, FY 1993. It was addressed by appropriate legislative and administrative actions. The Governor ordered, effective July 1, 1992, $300 million in selected GRF spending reductions. Subsequent executive and legislative action in December 1992 -- a combination of tax revisions and additional spending reductions -- resulted in a balance of GRF resources and expenditures in the 1992-93 biennium. The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF. (Based on June 30, 1994 balances, an additional $260 million has been deposited in the BSF, which has a current balance of $281 million.)

  No spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

  The GRF appropriations act for the current 1994-95 biennium was passed and signed by the Governor on July 1, 1993. It includes all necessary GRF appropriations for State debt services and lease rental payments then projected for the biennium.

  The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State Constitution provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

  By 13 constitutional amendments, the last adopted in 1993, Ohio voters have authorized the incurrence of State debt and the pledge to taxes or excises to its payment. At January 25, 1995, $794.4 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding or awaiting delivery. The only such State debt then still authorized to be incurred are portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($38.9 million outstanding); (b) $360 million of obligations authorized for local infrastructure improvements, no more than $120 million may be issued in any calendar year ($728 million outstanding or awaiting delivery); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources which may be outstanding at any one time (no more than $50 million to be issued in any one year).

  The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.5 billion of which were outstanding or awaiting delivery at January 25, 1995.

  A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing.
The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

  A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchases of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded especially from program revenues.)

  State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitution provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

  Local school districts in Ohio receive a major portion (state-wide aggregate in the range of 46% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 107 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court recently concluded that aspects of the system (including basic operating assistance) are unconstitutional and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State has appealed. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Borrowings under this program totalled $68.6 million for 44 districts (including $46.6 million for one district) in FY 1992, $94.5 million for 27 districts (including $75 million for one) in FY 1993, and $15.6 million for 28 districts in FY 1994.

  Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated.

  At present the State itself does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

  Commencing in 1985 Ohio municipalities may be permitted under Ohio law to subject interest on certain of the obligations held by the Ohio Trust to income taxes imposed on their residents and entities doing business therein.

  At the time of the closing for each Ohio Trust, Special Counsel to each Ohio Trust for Ohio tax matters rendered an opinion under then existing Ohio income tax law applicable to taxpayers whose income is subject to Ohio income taxation substantially to the effect that:

   (1) The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, the school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

   (2) Distributions with respect to Units of the Ohio Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio, and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

   (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations"), or by the governments of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations") held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

   (4) Distributions properly attributable to proceeds of insurance paid to the Ohio Trust that represent maturing or matured interest on defaulted obligations held by the Ohio Trust and that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and school district municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

   (5) Distributions of profit made on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations including Distributions of "capital gain dividends" as defined in Section 852 (b) (3) (C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.


  SOUTH CAROLINA TRUSTS. Although all or most of the Bonds in the South Carolina Quality Trust are revenue obligations of local governments or authorities rather than general obligations of the State of South Carolina itself, there can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds. The information regarding the financial condition of the State is included for the purpose of providing information about general economic conditions that may affect issuers of the Bonds in South Carolina.

  From the early 1920s to the present nine, the State's economy has been dominated by the textile industry with over one out of every three manufacturing workers directly or indirectly related to the textile industry. While the textile industry is still the major industrial employer in the State, since 1950 the State's economy has undergone a gradual transition. The economic base of the State has diversified as the trade and service sectors developed and with the added development of the durable goods manufacturing industries, South Carolina's economy now resembles more closely that of the United States.

  In South Carolina in 1992, personal income grew at an average annual rate of 5.9%. During the same period the nation's income grew 6.1% and the Southeast grew 6.5%. Over the last five (5) years (1987-1992) personal income in South Carolina rose at a compounded annual rate of 7.0%, outpacing the nation and the Southeast with income growth rates of 6.2% and 6.8%, respectively, in the same period. During the first nine months in 1993, personal income in South Carolina rose 5.7% while the rate of increase in the U.S. for the same period was 5.2%.

  Monthly unemployment rates in the State have equalled or been below comparable national rates for the nation during 1993. The rate for December, 1993, was 7% compared to 6.4% national rate.

  The State Constitution requires the General Assembly to provide a balanced budget and requires that if there be a deficit, such deficit shall be provided for in the succeeding fiscal year. The State Constitution also provides that the State Budget and Control Board may, if a deficit appears likely, effect such reductions in appropriations as may be necessary to prevent a deficit. At the November 6, 1984 general election there was approved a constitutional amendment providing that annual increases in State appropriations may not exceed the average growth rate of the economy of the State and that the annual increase in the number of State employees may not exceed the average growth of population of the State. The State Constitution also establishes a Reserve Fund to be maintained in an amount equal to 4% of General Fund revenue for the latest fiscal year. Despite the efforts of the State Budget and Control Board, deficits were experienced in each of the fiscal years ended June 30, 1981, June 30, 1982, June 30, 1985 and June 30, 1986. All deficits have been funded out of the Reserve Fund. For the fiscal years ending June 30, 1983 and 1984, the State had cash surpluses. As of June 30, 1985 the General Fund reserve was $89,100,000.

  In 1993 the General Assembly provided that beginning with appropriations for fiscal year 1994-1995, appropriations in the annual general appropriations act may not exceed the base revenue estimate. The base revenue estimate is defined as the lesser of (i) the total of recurring general fund revenues collected in the latest completed fiscal year before the General Assembly first considers the annual general appropriations bill plus an increase of seventy-five percent of the difference between the general fund revenue estimate of the Board of Economic Advisors for the upcoming fiscal year and actual revenue collections from the latest completed fiscal year; or (ii) the Board of Economic Advisors general fund estimate for the upcoming fiscal year.

  At its July 1985 meeting the State Budget and Control Board, acting upon advice that a shortfall in General Fund revenues for the fiscal year ending June 30, 1985 might develop, froze all supplemental appropriations pending the final accounting of the General Fund for fiscal year 1985. On August 8, 1985, the Office of the Comptroller General advised the State Budget and Control Board that General Fund expenditures for the fiscal year ended June 30, 1985 did exceed General Fund revenues by $11,936,636. Obedient to the constitutional mandate that a casual deficit shall be provided for in the succeeding fiscal year, the State Budget and Control Board delayed certain hiring and capital improvements scheduled to be made in fiscal year 1986 in an amount sufficient to meet the fiscal year 1985 budget shortfall. In January of the fiscal year ended June 30, 1986 the State Budget and Control Board was advised of a possible shortfall of $46,346,968. The Board immediately reduced State agency appropriations by the amount of the anticipated shortfall. Notwithstanding this action, at the end of fiscal year 1986, it became apparent that a shortfall would result. In August of 1986, the State Budget and Control Board voted to fund the deficit by transferring $37,353,272 from the Reserve Fund to the General Fund, bringing the balance in the Reserve Fund to $51.8 million.

  At the November 5, 1986 meeting of the Budget and Control Board, the Board of Economic Advisors advised that it had reduced its revenue estimate for the current fiscal year by $87,434,452. As required by the provisions of the Capital Expenditure Fund, the Board applied $27,714,661 budgeted for this fund to the anticipated shortfall. This action left a remaining shortfall of $59,719,791 which the Budget and Control Board funded by imposing a 2.6% cut in expenditures. In a February 1987 meeting of the Board, a further cut in expenditures of 0.8% was ordered.

  After net downward revisions of $122 million in estimated revenues during the year, the actual revenue collections exceeded the final estimate by $37 million, resulting in a surplus for the fiscal year ending June 30, 1987, of $20.5 million. The General Reserve Fund received $6.6 million during the year in accordance with the Appropriation Act, and $17 million of the year-end surplus was transferred to the General Reserve Fund, bringing the balance in the General Reserve Fund to $75.4 million at June 30, 1987.

  On August 5, 1988, it was announced that for the fiscal year ending June 30, 1988, the Budgetary General Fund had a surplus of $107.5 million. The surplus resulted from a $117.3 million excess of revenues over expenditures. The State will use $52.6 million of the surplus to fund supplemental appropriations, $28.3 million to fund the Capital Reserve, and $20.5 million for an early buy-out of a school bus lease agreement The General Assembly will decide how the State will spend the remaining $6.1 million.

  The General Reserve Fund received $25.1 million during the 1987-88 fiscal year in accordance with the Appropriation Act During the year, the General Assembly reduced the required funding of the General Reserve Fund from 4% to 3 % of the latest completed fiscal year's actual revenue. The General Assembly used $14.4 million of the resulting excess to fund the 1987-1988 Supplemental Appropriation Act, leaving $86.1 million in the General Reserve Fund at June 30, 1988. The full-funding amount at that date, however, was only $80.8 million.
In accordance with the 1988-1989 Appropriation Act, the excess of $5.3 million will help fund 1988-1989 appropriations.

  At the November 8, 1988 general election there was approved a constitutional amendment reducing from 4% to 3% the amount of General Fund revenue which must be kept in the General Reserve Fund, and removing the provisions requiring a special vote to adjust this percentage. The amendment also created a Capital Reserve Fund equal to 2% of General Fund revenue. Before March 1 of each year, the Capital Reserve Fund must be used to offset mid-year budget reductions before mandating cuts in operating appropriations, and after March 1, the Capital Reserve Fund may be appropriated by a special vote in separate legislation by the General Assembly to finance in cash previously authorized capital improvement bond projects, retire bond principal or interest on bonds previously issued, and for capital improvements or other nonrecurring purposes which must be ranked in order of priority of expenditure. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item which has been reduced due to application of the monies to year-end deficit must go back to the General Fund.

  For the fiscal year ended June 30, 1989, the State had a surplus of $129,788,135. At June 30, 1989, the balance in the General Reserve Fund was $87,999,428.

  Because of anticipated revenue shortfalls for the fiscal year 1989-1990, the State Budget and Control Board committed $42.4 million of the $58.7 million Capital Reserve Fund in April, 1990. Lack of sufficient funding at year end resulted in an additional use of $4.5 million from the Capital Reserve Fund. After the above reductions, the State had a fiscal year 1989-1990 surplus of $13,159,892 which was used to fund supplemental appropriations of $1,325,000 and the Capital Reserve Fund at $11,834,892. At June 30, 1990, the balance in the General Reserve Fund was $94,114,351.

  During 1990-91 fiscal year, the State Budget and Control Board has approved mid-year budget changes in November of 1990 and again in February of 1991, to offset lower revenue estimates. Those changes included committing the Capital Reserve Fund appropriation ($62,742,901) and reducing agency appropriations in an additional amount necessary to offset (together with automatic expenditure reductions that are tied to revenue levels) what would otherwise be a projected deficit of approximately $132.6 million. On May 14 and May 21, 1991, the Budget and Control Board, responding to April revenue figures and unofficial estimates indicating an additional shortfall of $30 to $50 million, ordered an immediate freeze on all personnel activities, from hiring to promotions; a freeze on purchasing, with limited exceptions; and an indefinite halt to new contracts and contract renewals. The Board also asked the General Assembly for the power to furlough government workers periodically during the next fiscal year.

  In the past the State's budgetary accounting principles allowed revenue to be recorded only when the State received the related cash. On July 30, 1991, the Budget and Control Board approved a change in this principle for sales tax revenue beginning with the fiscal year ended June 30, 1991. The Board's resolution requires that sales taxes collected by merchants in June and received by the State in July be reported as revenue in June rather than in July. This change resulted in a $5.2 million decrease in reported 1990-91 sales tax revenue and a one-time $83.1 million addition to fund balance. The one-time adjustment increases the fund balance to the level it would be if the new principle had been in effect in years before 1990-91. Following such action, the year-end balance in the General Reserve Fund was $33.4 million.

  At its July 30, 1991, meeting the Budget and Control Board also took action with respect to the current fiscal year. On July 26, 1991, the Board of Economic Advisors advised the Budget and Control Board that it projected a revenue shortfall of $148 million for the fiscal year 1991-92 budget of $3.581 billion. In response, the Budget and Control Board eliminated the two percent (2%) Capital Reserve Fund appropriation of $65.9 million and reduced other expenditures across the board by three percent (3%). On February 10, 1992, the Board of Economic Advisers advised the Budget and Control Board that it had revised its estimate of revenues for the current fiscal year downward by an additional $55 million. At its February 11, 1992 meeting, the Budget and Control Board responded by imposing an addition one percent (1%) across-the-board reduction of expenditures (except with respect to approximately $10 million for certain agencies). At its February 13, 1992 meeting, the Budget and Control Board restored a portion of the one percent (1%) reduction to four (4) education-related agencies totalling approximately $5.7 million. These expenditure reduction measures, when coupled with revenue increases projected by the Budget and Control Board, resulted in an estimated balance of approximately $1.4 million in the General Fund for the fiscal year 1991-92. Despite such actions, expenditures exceeded revenues by $38.2 million and, as required by the South Carolina Constitution, such amount was withdrawn from the General Rescue Fund to cover the shortfall.

  Responding to these recurrent operating deficits, Standard & Poor's Corp. has placed the State's AAA-rated general obligation debt on its CreditWatch, and on January 29, 1993, this rating was reduced to AA+.

  On August 22, 1992, the Budget and Control Board adopted a plan to reduce appropriations under the 1992 Appropriations Act because of revenue shortfall projections of approximately $200 million for the 1992-93 fiscal year. These reductions were based on the rate of growth in each agency's budget over the past year. On September 15, 1992, the Supreme Court of South Carolina enjoined the Budget and Control Board from implementing its proposed plan for budget reductions on the grounds that the Board had authority to make budget reductions only across-the-board based on total appropriations. In response to this decision, the Board instituted a 4% across the board reduction. On November 10, 1992, the Budget and Control Board permanently reduced the $88.1 million in appropriations which were set aside on September 15, 1992. This action, along with improved actual revenue collections, created a budgetary surplus of approximately $101 million.

  Prospective investors should study with care the portfolio of Bonds in the South Carolina Trust and should consult with their investment advisers as to the merits of particular issues in the portfolio.

  At the time of the closing for each South Carolina Trust, Special Counsel for each South Carolina Trust for South Carolina tax matters rendered an opinion under then existing South Carolina income tax law applicable to taxpayers whose income is subject to South Carolina income taxation substantially to the effect that:

  By the provision of paragraph (j) of Section 3 of Article 10 of the South Carolina Constitution (revised 1977) intangible personal property is specifically exempted from any and all ad valorem taxation.

  Pursuant to the provisions of Section 12-1-60 the interest of all bonds, notes or certificates of indebtedness issued by or on behalf of the State of South Carolina and any authority, agency, department or institution of the State and all counties, school districts, municipalities, divisions and subdivisions of the State and all agencies thereof are exempt from income taxes and that the exemption so granted extends to all recipients of interest paid thereon through the Trust. (This opinion does not extend to so-called 63-20 obligations.) The income of the Trust would be treated as income to each Unitholder of the Trust in the proportion that the number of Units of the Trust held by the Unitholder bears to the total number of Units of the Trust outstanding. For this reason, interest derived by the Trust that would not be includable in income for South Carolina income tax purposes when paid directly to a South Carolina Unitholder will be exempt from South Carolina income taxation when received by the Trust and attributed to such South Carolina Unitholder.

  Each Unitholder will recognize gain or loss for South Carolina state income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells his Unit. The Trust would be regarded, under South Carolina law, as a common trust fund and therefore not subject to taxation under any income tax law of South Carolina.

  The above described opinion of Special Counsel has been concurred in by an informal ruling of the South Carolina Tax Commission pursuant to Section 12-3-170 of the South Carolina Code.


  VIRGINIA TRUSTS. The Commonwealth's financial condition is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries. Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade, and government (Federal, state and local). The federal government is a major employer in Virginia, due to the heavy concentration of federal employees in the metropolitan Washington, D.C. segment of Northern Virginia and the military employment in the Hampton Roads area, which houses the nation's largest concentration of military installations. However, the expected retrenchment of the military sector as a consequence of the end of the Cold War remains a cloud on the economic horizon.

  In recent years per capita personal income in Virginia has consistently been above the national average. However, while total personal income has continued to rise during the current recession, it has not always kept pace with both inflation and the population, either nationally or in Virginia. Real personal income in Virginia fell for seven consecutive quarters, ending with the last quarter of 1991, with a slow recovery being evidenced in 1992. The annualized rate of growth in real personal income in Virginia for the second quarter of 1992 was 0.5 percent compared to a national rate of 0.3 percent. Virginia's real per capita income has exceeded that for both the nation and the southeast region since the early 1980s, although the differentials have decreased since 1989. Virginia's nonagricultural employment figures mirror the national economy although the recent recession has hit Virginia harder than the nation as a whole with employment declining at an average annual rate of 1.6 percent since 1990 in Virginia, compared to 0.7 percent nationally, With respect ot unemployment, Virginia's unemployment rate has consistently been below that of the nation.
For the decade of 1980 to 1990, the differential has been two percentage points, although it decreased to below one percentage point in 1991 and the first six months of 1992.

  Employment trends in Virginia have varied from sector to sector and from region to region. For example, manufacturing and trade sectors in 1980 each employed more workers than the service sector. Now the service sector is the largest employer in Virginia and mining and manufacturing are now at lower levels than in 1980. Highest rates of employment are concentrated in southwest Virginia where mining jobs have been lost and the lowest unemployment rates are seen in Northern Virginia where much federally related employment is concentrated. Not surprisingly, there is great overlap between areas of lowest unemployment and those highest per capita income. Economic recovery from the recent recession is expected to be long and slow in Virginia, although in the long term, a growing and more diversified export sector holds promise that should mitigate current concerns.

  The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. At the end of the June 30, 1992, fiscal year, the General Fund had an ending fund balance computed on a budgetary cash basis of $195.2 million, of which $15 million was in required reserve; $142.3 million thereof was designated for expenditure during the next fiscal year, leaving an undesignated, unreserved fund balance of $52.8 million, the first such undesignated fund balance since 1988. Computed on a modified accrual basis in accordance with generally accepted accounting principles, the General Fund balance at the end of the fiscal year ended June 30, 1992, was minus $121.8 million, compared with a General Fund balance at the end of the fiscal year ended June 30, 1991, of minus $265.1 million. Contributing to the reduction were $256.4 million in deferred credits, representing estimated tax refunds associated with income taxes withheld for the period January through June, 1992, and an accrual for estimated Medicaid claims of $155.8 million.

  As of June 30, 1992, Outstanding general obligation debt backed by the full faith and credit of the Commonwealth was $582.7 million at June 30, 1992. Of that amount, $544.4 million was also secured by revenue producing capital projects. Debt service on the balance equaled 0.2% of total General Fund expenditures in fiscal year 1992.

  The Virginia Constitution contains limits on the amount of general obligation bonds which the Commonwealth can issue. These limits are substantially in excess of current levels of outstanding bonds, and at June 30, 1992 would permit an additional total of approximately $5.00 billion of bonds secured by revenue-producing projects and approximately $5.50 billion of unsecured general obligation bonds, with not more than approximately $1.39 billion of the latter to be issued in any four-year period. Bonds which are not secured by revenue-producing projects must be approved in a state-wide election.

  In November of 1992 the Constitution of Virginia was amended to establish a permanent Revenue Stabilization Fund. This Fund will go into effect in the 1994-96 biennium. In anticipation of the first required deposit ($40.5 million) to the fund, the Governor included, and the General Assembly approved, a $30.0 million down payment.

  The current biennium started on July 1, 1992 and will end on June 30, 1994. The amended biennial budget appropriated a total of $29,090.6 million: $6,416.0 million in general funds and $7,907.1 million in nongeneral funds in fiscal 1993, and $6,852.1 million in general funds and $7,915.3 million in nongeneral funds in fiscal 1994.

  The amended Appropriations Act assumed that general fund revenues would increase by 7.1 percent in fiscal 1993 and 6.0 percent in fiscal 1994. Currently, year-to-date general fund growth for the 11 months of fiscal 1993 is
9.7 percent. When general fund revenues are adjusted for one-time corporate payments, the year-to-date growth declined to 7.9 percent.

  The Commonwealth of Virginia has consistently maintained ratings of AAA by Standard & Poor's and Aaa by Moody's on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base and low debt ratios. There can be no assurance that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid.

  At the time of the closing for each Virginia Trust, Special Counsel to each Virginia Trust for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that:

   (1) The Virginia Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of the assets held by the Trust and the income of such portion of the Virginia Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.

   (2) Income on the Bonds which is exempt from Virginia Income Tax when received by the Virginia Trust and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

   (3) Each Unitholder will recognize gain or loss for purposes of the Virginia Income Tax if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes, except as described in this paragraph. Virginia has by law provided that all income from certain tax-exempt obligations issued under the laws of Virginia, including any profits made from the sale of such Bonds, shall be exempt from all taxation by Virginia. Although we express no opinion, the Virginia Department of Taxation has indicated that the gain on the sale of such tax-exempt obligations, recognized for federal income tax purposes, would not be subject to Virginia income taxation. Accordingly, any such gain relating to the disposition of any Bond that would not be subject to Virginia Income Tax if the Bond was held directly by a Unitholder will retain its tax-exempt status for purposes of the Virginia Income Tax when the Bond is disposed of by the Virginia Trust or when the Unitholder is deemed to have disposed of his pro rata portion of such Bond upon the disposition of his Unit provided that such gain can be determined with reasonable certainty and substantiated.

   (4) The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.

  In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Bonds held by the Virginia Trust may affect the determination of such Unitholders' Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors.


PUBLIC OFFERING OF UNITS

  PUBLIC OFFERING PRICE. Units of each State Trust are offered at the Public Offering Price thereof. The Public Offering Price per Unit is equal to the aggregate bid side evaluation of the Municipal Bonds in the State Trust's portfolio (as determined pursuant to the terms of a contract with the Evaluator, by Muller Data Corporation, a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities), plus or minus cash, if any, in the Principal Account, held or owned by the State Trust, divided by the number of outstanding Units of the State Trust plus accrued interest to the date of settlement (which in the case of Kemper Defined Funds, consists of Purchased Interest and Daily Accrued Interest), plus the sales charge applicable to a Unit of such State Trust. Investors who purchase Units through brokers or dealers pursuant to a current management agreement which by contract or operation of law does not allow such broker or dealer to earn an additional commission (other than any fee of commission paid for maintenance of such investor's account under the management agreement) on such transactions may purchase such Units at the current Public Offering Price net of the applicable broker or dealer concession. See "Public Distribution of Units" below.

  The sales charge is based upon the dollar weighted average maturity of the State Trust and is determined in accordance with the table set forth below. For purposes of this computation, Municipal Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Municipal Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Municipal Bonds are subject to a "mandatory tender", in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to the State Trust based upon the dollar weighted average maturity of such State Trust's portfolio, in accordance with the following schedule:

      DOLLAR                    PERCENT OF    PERCENT OF NET
 WEIGHTED AVERAGE            PUBLIC OFFERING      AMOUNT
YEARS TO MATURITY                 PRICE          INVESTED
-----------------            ---------------  --------------

0 to .99 years..............       0.00%           0.000%
1 to 3.99 years.............       2.00            2.041
4 to 7.99 years.............       3.50            3.627
8 to 14.99 years............       4.50            4.712
15 or more years............       5.50            5.820

     The sales charge per Unit will be reduced as set forth below:

                                                    DOLLAR WEIGHTED AVERAGE
                                                       YEARS TO MATURITY*
                                              4 TO 7.99   8 TO 14.99   15 OR MORE
                                              -----------------------------------
   AMOUNT OF INVESTMENT                    SALES CHARGE (% OF PUBLIC OFFERING PRICE)
   --------------------                    -----------------------------------------

$1 to $99,999.............................      3.50%        4.50%        5.50%
$100,000 to $499,999......................      3.25         4.25         5.00
$500,000 to $999,999......................      3.00         4.00         4.50
$1,000,000 or more........................      2.75         3.75         4.00

--------------------------
* If the dollar weighted average maturity of a State Trust is from 1 to 3.99 years, the sales charge is 2% and 1.5% of the Public Offering Price for purchases of $1 to $249,999 and $250,000 or more, respectively.

  The reduced sales charges as shown on the preceding charts will apply to all purchases of Units on any one day by the same purchaser from the same firm and for this purpose, purchases of Units of a Series of the Trust will be aggregated with concurrent purchases of Units of any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charges will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account.

  The Sponsor intends to permit officers, directors and employees of the Sponsor and Evaluator and in the sole direction of the Sponsor, registered representatives of selling firms to purchase Units of the Trust without a sales charge, although a transaction processing fee may be imposed on such trades.

  The Public Offering Price per Unit of a State Trust on the date shown on the cover page of Part Two of the Prospectus or on any subsequent date will vary from the amounts stated under "Essential Information" in Part Two in accordance with fluctuations in the prices of the underlying Municipal Bonds and the amount of accrued interest on the Units. The aggregate bid side evaluation of the Municipal Bonds shall be determined (a) on the basis of current bid prices of the Municipal Bonds, (b) if bid prices are not available for any particular Municipal Bond, on the basis of current bid prices for comparable bonds, (c) by determining the value of the Municipal Bonds on the bid side of the market by appraisal, or (d) by any combination of the above.

  The foregoing evaluations and computations shall be made as of the Evaluation Time stated under "Essential Information" in Part Two, on each business day effective for all sales made during the preceding 24-hour period, and for purposes of resales and repurchases of Units.

  The interest on the Municipal Bonds in each State Trust, less the related estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential Information" in Part Two. The amount of net interest income which accrues per Unit may change as Municipal Bonds mature or are redeemed, exchanged or sold, or as the expenses of a State Trust change or as the number of outstanding Units of such State Trust changes.

  Payment for Units must be made on or before the fifth business day following the order for purchase (the "settlement date"). A purchaser becomes the owner of Units on the settlement date. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. If a Unitholder desires to have certificates representing Units purchased, such certificates will be delivered as soon as possible following a written request therefor, or shortly thereafter. For information with respect to redemption of Units purchased, but as to which certificates requested have not been received, see "Redemption" below.

  The following section entitled "Accrued Interest" applies only to series of Kemper Tax-Exempt Income Trust, Multi-State Series and Ohio Tax-Exempt Bond Trust, Series 1-10.


  ACCRUED INTEREST. Accrued interest consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the State Trusts is actually paid either monthly or semi-annually to the State Trust. However, interest on the Bonds in the State Trusts is accounted for daily on an accrual basis. Because of this, a State Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

  The Trustee advanced the amount of accrued interest as of the First Settlement Date (which is five business days following the Date of Deposit) and the same was distributed to the Sponsor. Such advance was repaid to the Trustee through the first receipts of interest received on the Municipal Bonds. Consequently, the amount of accrued interest added to the Public Offering Price of Units included only accrued interest arising after the First Settlement Date of a State Trust, less any distributions from the Interest Account subsequent to this First Settlement Date. Since the First Settlement Date was the date of settlement for anyone who ordered Units on the Date of Deposit, no accrued interest was added to the Public Offering Price of Units ordered on the Date of Deposit.

  The second element of accrued interest arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in a State Trust. The Trustee is obligated to provide its own funds, at times, in order to advanced interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").

  Accrued interest is computed as of the initial Record Date of the State Trusts. On the date of the first distribution of interest to Unitholders after the First Settlement Date the interest collected by the Trustee will be sufficient to repay its advances, to allow for accrued interest under the monthly, quarterly and semi-annual plans of distribution and to generate enough cash to commerce distributions to Unitholders. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a State Trust are sold or otherwise removed or if a State Trust is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in such State Trust.

  The following section entitled "Purchased and Daily Accrued Interest" applies only to series of Kemper Defined Funds (Tax-Exempt Portfolio).

  PURCHASED AND DAILY ACCRUED INTEREST. Accrued interest consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the later of the last day on which interest thereon was paid or the date of original issuance of the bond. Interest on the coupon Bonds in the State Trust is paid semi-annually to the Trust. In the case of series of Kemper Defined Funds, a portion of the aggregate amount of such accrued interest on the Bonds in the Trust to the First Settlement Date of the Trust is referred to herein as "Purchased Interest." Included in the Public Offering Price of the Trust Units in any series of Kemper Defined Funds is the Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of the accrued interest to the Sponsor as the Unitholder of record as the First Settlement Date. The second element of accrued interest arises because the estimated net interest on the Units in the State Trust is accounted for daily on an accrual basis (herein referred to as "Daily Accrued Interest in connection with Kemper Defined Funds"). Because of this, the Units always have an amount of interest earned but not yet paid or reserved for payment. For this reason, the Public Offering Price of Units in any series of Kemper Defined Funds will include the proportionate share of Daily Accrued Interest to the date of settlement.

  If a Unitholder in any series of Kemper Defined Funds sells or redeems all or a portion of his Units or if the Bonds are sold or otherwise removed or if the State Trust is liquidated, he will receive at that time his proportionate share of the Purchased Interest and Daily Accrued Interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in the State Trust.

  PUBLIC DISTRIBUTION OF UNITS. The Sponsor has qualified Units of each State Trust for sale in the State for which such State Trust is named. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the Public Offering Price as set forth in the table below. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks, in the amounts in the table below. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                                               DOLLAR WEIGHTED AVERAGE
                                                 YEARS TO MATURITY*

                                         4 TO 7.99   8 TO 14.99   15 OR MORE
                                         -----------------------------------
                                                  DISCOUNT PER UNIT
  AMOUNT OF INVESTMENT                       (% OF PUBLIC OFFERING PRICE)
  --------------------                   -----------------------------------

$1 to $99,999..........................     2.00%       3.00%        4.00%
$100,000 to $499,999...................     1.75        2.75         3.50
$500,000 to $999,999...................     1.50        2.50         3.00
$1,000,000 or more.....................     1.25        2.25         2.50

  In addition to such discounts, the Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trust and other unit investment trusts underwritten by the Sponsor. The Sponsor reserves the right to change the levels of discounts at any time. The difference between the discount allowed to firms and the sales charge will be retained by the Sponsor. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

  PROFITS OF SPONSOR. The Sponsor will retain a portion of the sales charge on each Unit sold from its inventory, representing the difference between the Public Offering Price of the Units, calculated as stated under "Public Offering Price," and the discounts allowed to firms selling such Units. The Sponsor may realize additional profit or loss as a result of the possible change in the daily evaluation of the Municipal Bonds in the State Trusts from its inventory.


MARKET FOR UNITS

  While not obligated to do so, the Sponsor intends to subject to change at any time, maintain a market for Units of the State Trust offered hereby and to offer to purchase said Units at prices, as determined by the Evaluator, based on the aggregate bid prices of the underlying Municipal Bonds in such State Trusts, together with accrued interest to the expected date of settlement (which, in the case of Kemper Defined Funds, consists of Purchased Interest and Daily Accrued Interest). Accordingly, Unitholders who wish to dispose of their Units should inquire of their broker or bank as to the current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

  The offering price of any Units resold by the Sponsor will be in accord with that described in the currently effective Prospectus describing such Units. Any profits or loss resulting from the resale of such Units will belong to the Sponsor. The Sponsor may suspend of discontinue purchases of Units of any Trust Fund if the supply of Units exceeds demand, or for other business reasons.


REDEMPTION

  A Unitholder who does not dispose of Units in the secondary market described above may cause their Units to be redeemed by the Trustee by making a written request to the Trustee, Investors Fiduciary Trust Company, P.O. Box 419430, Kansas City, Missouri 64173-0216 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unitholder of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchasers.

  Redemption shall be made by the Trustee on the seventh calendar day following the day on which a tender for redemption is received, or if the seventh calendar day is not a business day, on the first business day prior thereto (the "Redemption Date"), by payment of cash equivalent to the Redemption Price for such State Trust, determined as set forth below under "Computation of Redemption Price," as of the Evaluation Time stated under "Essential Information" in Part Two, next following such tender, multiplied by the number of Units being redeemed. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Municipal Bonds in the State Trust's portfolio at the time of redemption. Any Units redeemed shall be cancelled and any undivided fractional interest in the State Trust will be extinguished.

  Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

  Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account for such State Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account for such State Trust. The Trustee is empowered to sell Municipal Bonds for such State Trust in order to make funds available for the redemption of Units of such State Trust. Such sale may be required when Municipal Bonds would not otherwise be sold and might result in lower prices then might otherwise be realized. To the extent Municipal Bonds are sold, the size and diversity of such State Trust will be reduced.

  The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase any Units tendered for redemption, in lieu of redeeming such Units, to sell such Units in over-the-counter market for the account of tendering Unitholders at prices which will return to such Unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Units. In the event of any such sale, the Trustee shall pay the net proceeds thereof to the Unitholders on the day they would otherwise be entitled to receive payment of the Redemption Price.

  The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted;
(2) for any period during which an emergency exists as a result of which disposal by the Trustee of Municipal Bonds is not reasonably practicable or it is not reasonably practicable fairly to determine the value of the underlying Municipal Bonds in accordance with the Agreement; or (3) for such other period as the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

  COMPUTATION OF REDEMPTION PRICE. The Redemption Price for Units of each State Trust is computed by the Evaluator as of the Evaluation Time stated under "Essential Information" in Part Two next occurring after the tendering of a Unit for redemption and on any other business day desired by it, by

   A. adding (1) the principal cash on hand held or owed by the State Trust other than cash deposited in the Trust Fund to purchase Municipal Bonds not applied to the purchase of such Bonds; (2) the aggregate value of the Municipal Bonds held in the State Trust, as determined by the Evaluator on the basis of bid prices therefor; and (3) interest accrued and unpaid on the Municipal Bonds in the State Trust as of the date of computation; and

   B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of the State Trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account described under "Expenses of the Trust"; (2) amounts representing estimated accrued expenses of the State Trust including, but not limited to, unpaid fees and expenses of the Trustee (including legal and auditing fees and any insurance costs), the Evaluator, the Sponsor and bond counsel, if any; (3) cash held for distribution to Unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the State Trust; and

   C. finally, dividing the results of such computation by the number of Units of the State Trust outstanding as of the date thereof.


UNITHOLDERS

  OWNERSHIP OF UNITS. Ownership of Units of any State Trust will not be evidenced by a certificate unless a Unitholder or the Unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee. Certificates, if issued, will be so noted on the confirmation statement sent to the Underwriter and broker. Non-receipt of such certificate(s) must be reported to the Trustee within one year; otherwise, a 2% surety bond fee will be required for replacement.

  Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of Unitholders. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.

  Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any multiple thereof subject to any minimum investment requirement established by the Sponsor from time to time. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the trustee. The Trustee may require a Unitholder to pay a fee for each certificate re-issued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.

  DISTRIBUTIONS TO UNITHOLDERS. Interest Distributions: Interest received by each State Trust, including any portion of the proceeds from a disposition of Municipal Bonds which represents accrued interest, is credited by the Trustee to the Interest Account for such State Trust. All other receipts are credited by the Trustee to a separate Principal Account for the State Trust. The Trustee normally has no cash for distribution to Unitholders until it received interest payments on the Bonds in the State Trust. Since municipal interest usually is paid semi-annually, during the initial months of the Trust, the Interest Account of each State Trust, consisting of accrued but uncollected interest and collected interest (cash), will be predominantly the uncollected accrued interest that is not available for distribution.

  Thereafter, assuming the State Trust retains its original size and composition, after deduction of the fees and expenses of the Trustee, the Sponsor and Evaluator and reimbursements (without interest) to the Trustee for any amount advanced to a State Trust, the Trustee will normally distribute on each Interest Distribution Date (the fifteenth of the month) of shortly thereafter to Unitholders of record of such State Trust on the preceding Record Date. Unitholders of the State Trusts will receive an amount substantially equal to one-twelfth, one-fourth or one-half (depending on the distribution option selected) of such holders' pro rata share of the estimated net annual interest income to the Interest Account of such State Trust. However, interest earned at any point in time will be greater than the amount actually received by the Trustee and distributed to the Unitholders. Therefore, there will always remain an item of accrued interest that is added to the daily value of the Units. If Unitholders of a State Trust sell or redeem all or a portion of their Units, they will be paid their proportionate share of the accrued interest of such State Trust to, but not including, the fifth business day after the date of a sale or to the date of tender in the case of a redemption.

  In order to equalize distributions and keep the undistributed interest income of the Trusts at a low level, all Unitholders of record in such State Trust on the first Record Date received and interest distribution on the first Interest Distribution Date. Because the period of time between the first Interest Distribution Date and the regular distribution dates may not have been a full period, the first regular distributions amy have been partial distributions.

  Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their
purchase of Units.   Since interest on Municipal Bonds in the State Trusts is
payable at varying intervals, usually in semi-annual installments, and distributions of income are made to Unitholders at different intervals from receipt of interest, the interest accruing to a State Trust may not be equal to the amount of money received and available for distribution from the Interest Account. Therefore, on each Distribution Date the amount of interest actually deposited in the Interest Account of a State Trust and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from variances, the Trustee is authorized by the Trust Agreements to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account for such State Trust.

  Unitholders of any series of Kemper Tax-Exempt Income Trust, Multi-State Series or Ohio Tax-Exempt Bond Trust, Series 1-10 who desire to receive distributions on a quarterly or semi-annual basis may elect to do so, however, only monthly distributions are available for series of Kemper Defined Funds. Record Dates for monthly distributions will be the first day of each month; Record Dates for quarterly distributions will be the first day of January, April, July and October; and Record Dates for semi-annual distributions will be the first day of January and July. The distribution option selected by a Unitholder of any series of Kemper Tax-Exempt Income Trust, Multi-State Series or Ohio Tax-Exempt Bond Trust, Series 1-10 will remain in effect until changed by written notice to the Trustee.

  Unitholders of any series of Kemper Tax-Exempt Income Trust, Multi-State Series or Ohio Tax-Exempt Bond Trust, Series 1-10 purchasing Units of the State Trusts in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders of such Trusts desiring to change their distribution option may do so by sending written notice to the Trustee, together with their certificate (if one was issued). Certificates should only be sent by registered or certified mail to minimize the possibility of loss. If written notice and any certificate are received by the Trustee not later than January 1 or July 1 of a year, the change will become effective for distributions commencing with February 15 or August 15, respectively, of that year. If notice is not received by the Trustee, the Unitholder will be deemed to have elected to continue with the same option.

  Principal Distributions. The Trustee will distribute on each semi-annual Distribution Date (or, in the case of Kemper Defined Funds, on each Distribution
Date) or shortly thereafter, to each Unitholder of record of the State Trust of the preceding Record Date, an amount substantially equal to such holder's pro rata share of the cash balance, if any, in the Principal Account of such State Trust computed as of the close of business on the preceding Record Date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per Unit (or $.001 per Unit for certain Series). Additionally, in the case of any series of Kemper Tax-Exempt Income Trust, Multi-State Series or Ohio Tax-Exempt Bond Trust, Series 1-10, if such balance is between $5.00 and $10.00 per Unit, distributions will be made on each quarterly Distribution Date; and if such balance exceeds $10.00 per Unit, such amounts will be distributed on the next monthly Distribution Date.

  STATEMENTS TO UNITHOLDERS. With each distribution, the Trustee will furnish each Unitholder a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.

  The accounts of each State Trust are required to be audited annually, at the State Trust's expense, by independent auditors designated by the Sponsor, unless the Trustee determines that such an audit would not be in the best interest of the Unitholders of such State Trust. The accountants' report will be furnished by the Trustee to any Unitholder of such State Trust upon written request.

  Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unitholder of a State Trust a statement covering the calendar year, setting forth:

  A. As to the Interest Account:

    1. The amount of interest received on the Municipal Bonds and the percentage of such amount by states and territories in which the issuers of such Bonds are located;

    2. The amount paid from the Interest Account of such State Trust representing accrued interest of any Units redeemed;

    3. The deductions from the Interest Account of such State Trust for applicable taxes, if any, fees and expenses (including auditing fees) of the Trustee, the Evaluator, the Sponsor and bond counsel, if any;

    4. Any amounts credited by the Trustee to a Reserve Account for such State Trust described under "Expenses of the Trust"; and

    5. The net amount remaining after such payments and deductions, expressed
     both as a total dollar   amount and a dollar amount per Unit outstanding on
     the last business day of such calendar year.

  B. As to the Principal Account:

    1. The dates of the maturity, liquidation or redemption of any of the Municipal Bonds in such State Trust and the net proceeds received therefrom excluding any portion credited to the Interest Account;

    2. The amount paid from the Principal Account of such Series representing the principal of any Units redeemed;

    3. The deductions from the Principal Account of such Series for payment of applicable taxes, if any, fees and expenses (including auditing expenses) of the Trustee, the Evaluator, the Sponsor and bond counsel, if any;

    4. Any amounts credited by the Trustee to a Reserve Account for such Series described under "Expenses of the Trust"; and

    5. The net amount remaining after distributions of principal and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year.

  C. The following information:

    1. A list of the Municipal Bonds in such State Trust as of the last business day of such calendar year;

    2. The number of Units of such State Trust outstanding on the last business day of such calendar year;

    3. The Redemption Price of such State Trust based on the last Trust Fund Evaluation made during such calendar year; and

    4. The amount actually distributed during such calendar year from the Interest and Principal Accounts of such State Trust separately stated, expressed both as total dollar amounts and as dollar amounts per Unit of such State Trust outstanding on the Record Date for each such distribution.


  RIGHTS OF UNITHOLDERS. A Unitholder may at any time tender Units to the Trustee for redemption. No Unitholder of a State Trust shall have the right to control the operation and management of the Trust or such State Trust in any manner, except to vote with respect to amendment of the Agreement or termination of the Trust or such State Trust. The death or incapacity of any Unitholder will not operate to terminate the Trust or any State Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of the Trust or any State Trust.


INVESTMENT SUPERVISION

  The Sponsor may not alter the portfolio of the State Trusts by the purchase, sale or substitution of Municipal Bonds, except in the special circumstances noted below. Thus, with the exception of the redemption or maturity of Municipal Bonds in accordance with their terms, and/or the sale of Municipal Bonds to meet redemption requests, the assets of the State Trusts will remain unchanged under normal circumstances.

  The Sponsor may direct the Trustee to dispose of Municipal Bonds the value of which has been affected by certain adverse events including default in the payment of principal or interest, institution of certain legal proceedings, default under other documents which may adversely affect debt service, default in the payment of interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds, or decline in their price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Municipal Bonds in a State Trust would be detrimental to the interest of its Unitholders. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account of such Trust Fund for distribution to its Unitholders.

  The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of the Municipal Bonds to issue new obligations in exchange or substitution for any of such Municipal Bonds pursuant to a refunding financing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (a) the issuer is in default with respect to such Municipal Bonds; or (b) in the written opinion of the Sponsor, there is a reasonable basis to believe that the issuer will default with respect to such Municipal Bonds in the foreseeable future. Any obligations received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Agreement to the same extent as the Municipal Bonds originally deposited thereunder. Within five days after such deposit, notice of such exchange and deposit shall be given by the Trustee to each unitholder of such State Trust registered on the books of the Trustee, including an identification of the Municipal Bonds eliminated and the Municipal Bonds substituted therefor.

  The Trustee may sell Municipal Bonds, designated by the Sponsor, from a State Trust for the purpose of redeeming Units of such State Trust tendered for redemption and the payment of expenses.


ADMINISTRATION OF THE TRUST

  THE TRUSTEE. The Trustee, Investors Fiduciary Trust Company, is a trust company specializing in investment related services, organized and existing under the laws of Missouri, having its trust office at 127 West 10th Street, Kansas City, Missouri 64105. The Trustee is subject to supervision and examination by the Division of Finance of the State of Missouri and the Federal Deposit Insurance Corporation. Investors Fiduciary Trust Company is owned by State Street Boston Corporation.

  The Trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any Trust Fund. For information relating to the responsibilities of the Trustee under the Agreement, reference is made to the material set forth under "Unitholders."

  In accordance with the Agreements, the Trustee shall keep proper books of record and account of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of each State Trust. Such books and records shall be open to inspection by any Unitholder of such State Trust at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Agreements on file in its office available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the Municipal Bonds held in each State Trust. Pursuant to the Agreements, the Trustee may employ one or more agents for the purpose of custody and safeguarding of Municipal Bonds comprising the portfolios.

  Under the Agreement, the Trustee or any successor trustee may resign and be discharged of the trust created by the Agreement by executing an instrument in writing and filing the same with the Sponsor.

  The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee with or without cause and appoint a successor trustee as provided in the Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by a successor trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

  The Trustee shall be a corporation organized under the laws of the United States or any state thereof, which is authorized under such laws to exercise trust powers. The Trustee shall have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

  THE EVALUATOR. Kemper Unit Investment Trusts, a service of Kemper Securities, Inc., the Sponsor, also serves as Evaluator. The Evaluator may resign or be removed by the Trustee, which is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If, upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the Trustee to each Unitholder. At the present time, pursuant to a contract with the Evaluator, Muller Data Corporation a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities, provides portfolio evaluations of the Municipal Bonds in the State Trusts which are then reviewed by the Evaluator. In the event the Sponsor is unable to obtain current evaluations from Muller Data Corporation, it may make its own evaluations or it may utilize the services of any other non-affiliated evaluator or evaluators it deems appropriate.

  AMENDMENT AND TERMINATION. The Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interest of the Unitholders. The Agreement with respect to any State Trust may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the written consent of the holders of Units representing 66-2/3% of the Units then outstanding of such State Trust, provided that no such amendment or waiver will reduce the interest in the State Trust of any Unitholder thereof without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders of such State Trust. In no event shall the Agreement be amended to increase the number of Units of a State Trust issuable thereunder or to permit, except in accordance with the provisions of the Agreement, the acquisition of any Municipal Bonds in addition to or in substitution for those in a State Trust. The Trustee shall promptly notify Unitholders of the substance of any such amendment.

  The Agreement provides that each State Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Municipal Bonds held in such State Trust. If the value of a State Trust shall be less than the applicable minimum value stated under "Essential Information" in Part Two the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate the State Trust. A State Trust may be terminated at any time by the holders of Units representing 66-2/3% of the Units thereof then outstanding. Notwithstanding the foregoing, in no event shall any State Trust continue beyond the mandatory termination date shown in Part Two under "Essential Information." In the event of termination of a State Trust, written notice thereof will be sent by the Trustee to all Unitholders of such State Trust. Within a reasonable period after termination, the Trustee will sell any Municipal Bonds remaining in the State Trust and, after paying all expenses and charges incurred by the State Trust, will distribute to Unitholders thereof (upon surrender for cancellation of certificates for Units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of such State Trust.

  LIMITATIONS ON LIABILITY. The Sponsor: The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith pursuant to the Agreement or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct. The Sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Municipal Bonds.

  The Trustee: The Agreement provides that the Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies, Municipal Bonds, or certificates except by reason of its own gross negligence, bad faith or willful misconduct, nor shall the Trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Municipal Bonds. In the event that the Sponsor shall fail to act, the Trustee may act and shall not be liable for any such action taken by it in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Municipal Bonds or upon the interest thereon. In addition, the Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee, whose duties are ministerial, did not participate in the selection of Municipal Bonds for the State Trusts.

  The Evaluator: The Trustee and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The Agreement provides that the determinations made by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee or Unitholders for errors in judgment, but shall be liable only for its gross negligence, lack of good faith or willful misconduct.


EXPENSES OF THE TRUST

  Except with respect to those series indicated in the next sentence and except as otherwise stated under "Essential Information" in Part Two of the Prospectus, the Sponsor will not charge any State Trust an advisory fee and will receive no fee from the Trust for services performed as Sponsor. The Sponsor will charge Kemper Tax-Exempt Income Trust, Multi-State Series 45 and subsequent series and all series of Kemper Defined Funds an annual surveillance fee for services performed for such Trust Funds in an amount not to exceed the amount shown under "Essential Information" in Part Two, but in no event will such compensation when combined with all compensation received from other unit investment trusts for which the Sponsor acts as Sponsor and provides portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of such State Trust outstanding as of the January Record Date for any annual period. The Sponsor and other Underwriters paid all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Prospectus, Agreements and the certificates, legal and accounting expenses, advertising and selling expenses, payment of closing fees, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses.

  The Trustee receives for its services a fee calculated on the basis of the annual rate set forth under "Essential Information" in Part Two per $1,000 principal amount of Municipal Bonds in each State Trust, based on the largest aggregate principal amount of Municipal Bonds in the State Trust at any time during the monthly, quarterly or semi-annual period, as appropriate. The Trustee also receives indirect benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created pursuant to the Agreement; however, the Trustee is also authorized by the Agreement to make from time to time certain non-interest bearing advances to the State Trusts. See "Unitholders - Distributions to Unitholders."

  For evaluation of Municipal Bonds in the State Trusts, the Evaluator receives a fee, payable monthly calculated on an annual rate as set forth under "Essential Information" in Part Two, based upon the largest aggregate principal amount of Municipal Bonds in such State Trust at any time during such monthly period.

  The Trustee's, Sponsor's (if any) and Evaluator's fees for the State Trusts are payable monthly on or before each Distribution Date by deductions from the Interest Accounts thereof to the extent funds are available and then from the Principal Accounts. Such fees may be increased without approval of the Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor.

  The following additional charges are or may be incurred by a State Trust: (a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses, but not including any fees and expenses charged by any agent for custody and safeguarding of Municipal Bonds) and of bond counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the Trustee to protect the Trust or such State Trust, or the rights and interests of the Unitholders; (e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of the Trust or such State Trust without gross negligence, bad faith or willful misconduct on its part; (f) indemnification of the Sponsor for any loss, liability or expense incurred in acting as Sponsor of the State Trust without gross negligence, bad faith or willful misconduct; and (g) expenditures incurred in contacting Unitholders upon termination of the State Trust. The fees and expenses set forth herein are payable out of the appropriate State Trust and, when owed to the Trustee, are secured by a lien on such State Trust.

  Fees and expenses of a State Trust shall be deducted from the Interest Account thereof, or, to the extent funds are not available in such Account, from the Principal Account. The Trustee may withdraw from the Principal Account or the Interest Account of any State Trust such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of the State Trust. Amounts so withdrawn shall be credited to a separate account maintained for the State Trust known as the Reserve Account and shall not be considered a part of the State Trust when determining the value of the Units until such time as the Trustee shall return all or any part of such amounts to the appropriate account.


THE SPONSOR

  The Sponsor, Kemper Unit Investment Trusts, with an office at 77 W. Wacker Drive, 29th Floor, Chicago, Illinois 60601, (800) 621-5024, is a service of Kemper Securities, Inc., which is a wholly-owned subsidiary of Kemper Financial Companies, Inc., a financial services holding company which, in turn, is a wholly-owned subsidiary of Kemper Corporation. The Sponsor acts as principal underwriter of a number of other Kemper unit investment trusts and will act as underwriter of any other unit investment trust products developed by the Sponsor in the future. As of December 31, 1994, the total stockholder's equity of Kemper Securities, Inc. was approximately $252,676,937 (unaudited).

  If at any time the Sponsor shall fail to perform any of its duties under the Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, or (b) terminate the Agreement and liquidate the Trust or any State Trust as provided therein or (c) continue to act as Trustee without terminating the Agreement.

  The foregoing financial information with regard to the Sponsor relates to the Sponsor only and not to this Trust or any State Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the State Trusts. More comprehensive financial information can be obtained upon request from the Sponsor.

LEGAL OPINIONS

  The legality of the Units offered hereby and certain matters relating to federal tax law were originally passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.


INDEPENDENT AUDITORS

  The statement of net assets, including the schedule of investments, appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific State Trust to which such statement relates, has been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing in Part Two and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


DESCRIPTION OF SECURITIES RATINGS/3/

  Standard & Poor's Ratings Group. - A brief description of the applicable Standard & Poor's Ratings Group ("Standard & Poor's") rating symbols and their meanings follows:

  A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

  I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  II. Nature of and provisions of the obligations;

  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement, under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

   AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

------------------------
/3/As published by the rating companies.

   A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   Plus (+) or Minus (-): The ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   Moody's Investors Service, Inc. - A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

   Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

   A1 - Bonds which are rated A1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

   Baa - Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances and, aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

   Conditional Ratings: Bonds rated "Con(-)" are ones for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in certain areas of its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              Kemper Tax-Exempt Income Trust

                                  Multi-State Series 39

                                   North Carolina Trust










                                         Part Two

                                 Dated September 28, 1995









THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO
THE CONTRARY
IS A CRIMINAL OFFENSE.


NOTE: Part Two of this Prospectus May Not Be Distributed unless
Accompanied by
Part One.

                              Kemper Tax-Exempt Income Trust
                                  Multi-State Series 39
                                   North Carolina Trust
                                  Essential Information
                                  As of August 15, 1995
                  Sponsor and Evaluator:  Kemper Unit Investment
Trusts
                       Trustee:  Investors Fiduciary Trust
Company

General Information
Principal Amount of Municipal Bonds
$2,870,000
Number of Units
    2,955
Fractional Undivided Interest in the Trust per Unit
  1/2,955
Principal Amount of Municipal Bonds per Unit
  $971.24
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio
$2,880,699
  Aggregate Bid Price of Municipal Bonds per Unit
  $974.86
  Cash per Unit (1)
     $.07
  Sales Charge 4.712% (4.5% of Public Offering Price)
   $45.94
  Public Offering Price per Unit (exclusive of accrued
    interest) (2)
$1,020.87
Redemption Price per Unit (exclusive of accrued interest)
  $974.93
Excess of Public Offering Price per Unit Over Redemption
  Price per Unit
   $45.94
Minimum Value of the Trust under which Trust Agreement
  may be terminated
 $641,000

Date of Trust
June 15, 1989
Mandatory Termination Date
December 31, 2039

Annual Evaluation Fee:  $.30 per $1,000 principal amount of
Municipal Bonds.
Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by Investors Fiduciary Trust Company of
Units tendered for redemption.

[FN]
1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public
Offering Price.

2. Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase). On August 15,
1995, there was added to the Public Offering Price of $1,020.87, accrued interest to the settlement date of August 18, 1995 of $10.51, $16.02 and
$16.12 for a total price of $1,031.38, $1,036.89 and $1,036.99 for the
monthly, quarterly and semiannual distribution options, respectively.

                              Kemper Tax-Exempt Income Trust
                                  Multi-State Series 39
                                   North Carolina Trust
                            Essential Information (continued)
                                  As of August 15, 1995
                 Sponsor and Evaluator:  Kemper Unit Investment
Trusts(4)
                       Trustee:  Investors Fiduciary Trust
Company

Special Information Based on Various Distribution Options

                                             Monthly   Quarterly
Semiannual
                                            --------    --------
 --------
Calculation of Estimated Net Annual
  Interest Income per Unit (3):
    Estimated Annual Interest Income        $67.0178    $67.0178
 $67.0178
    Less:  Estimated Annual Expense           2.2130      1.8696
   1.5268
                                            --------    --------
 --------
    Estimated Net Annual Interest Income    $64.8048    $65.1482
 $65.4910
                                            ========    ========
 ========
Calculation of Interest Distribution
  per Unit:
    Estimated Net Annual Interest Income    $64.8048    $65.1482
 $65.4910
    Divided by 12, 4 and 2, respectively     $5.4004    $16.2871
 $32.7455
Estimated Daily Rate of Net Interest
  Accrual per Unit                            $.1800      $.1810
   $.1819
Estimated Current Return Based on Public
  Offering Price (3)                           6.35%       6.38%
    6.42%
Estimated Long-Term Return (3)                 6.35%       6.38%
    6.42%

Trustee's Annual Fees and Expenses (including Evaluator's Fee):
$2.2130,
$1.8696 and $1.5268 ($.8754, $.8045 and $.7837 of which represent expenses)
per Unit under the monthly, quarterly and semiannual distribution options, respectively.

Record and Computation Dates: First day of the month, as follows: monthly - each month; quarterly - January, April, July and October;
semiannual - January
and July.

Distribution Dates:  Fifteenth day of the month, as follows:
monthly - each
month; quarterly - January, April, July and October; semiannual -
January and
July.

[FN]
3. The Estimated Long-Term Return and Estimated Current Return will vary.
For detailed explanation, see Part One of this prospectus.

4. See Note 6 to the accompanying financial statements of the Trust regarding a change in ownership of Kemper Unit Investment Trusts and Kemper
Securities,
Inc.

                              Report of Independent Auditors


Unitholders
Kemper Tax-Exempt Income Trust
Multi-State Series 39 North Carolina Trust

We have audited the accompanying statement of assets and liabilities of Kemper
Tax-Exempt Income Trust Multi-State Series 39 North Carolina Trust, including the schedule of investments, as of May 31, 1995, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 1995, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kemper
Tax-Exempt Income
Trust Multi-State Series 39 North Carolina Trust at May 31, 1995, and the results of its operations and the changes in its net assets for the periods indicated above in conformity with generally accepted accounting principles.





Ernst & Young LLP

Kansas City, Missouri
September 14, 1995, except for Note 6, as to which the date is September 26, 1995

                              Kemper Tax-Exempt Income Trust

                                  Multi-State Series 39

                                   North Carolina Trust

                           Statement of Assets and Liabilities

                                       May 31, 1995


Assets
Municipal Bonds, at value (cost $2,803,813)
 $2,889,749
Interest receivable
     68,612

 ----------

  2,958,361

Liabilities and net assets
Cash overdraft
      7,270
Accrued liabilities
      1,334

 ----------

      8,604

Net assets, applicable to 2,955 Units outstanding:
  Cost of Trust assets, exclusive of interest         $2,803,813
  Unrealized appreciation                                 85,936
  Distributable funds                                     60,008
                                                      ----------
 ----------
Net assets
 $2,949,757

 ==========

[FN]

See accompanying notes to financial statements.

                              Kemper Tax-Exempt Income Trust

                                  Multi-State Series 39

                                   North Carolina Trust

                                 Statements of Operations


                                                      Year ended
May 31
                                                1995        1994
     1993
                                           ---------   ---------
 --------
Investment income - interest                $200,123    $214,960
 $219,387
Expenses:
  Trustee's fees and related expenses          4,775       4,794
    4,790
  Evaluator's fees                               871         935
      952
                                           ---------   ---------
 --------
Total expenses                                 5,646       5,729
    5,742
                                           ---------   ---------
 --------
Net investment income                        194,477     209,231
  213,645

Realized and unrealized gain (loss)
  on investments:
    Realized gain                              1,109      24,122
        -
    Unrealized appreciation
      (depreciation) during the year       (119,161)   (104,455)
  194,252
                                           ---------   ---------
 --------
Net gain (loss) on investments             (118,052)    (80,333)
  194,252
                                           ---------   ---------
 --------
Net increase in net assets resulting
  from operations                            $76,425    $128,898
 $407,897
                                           =========   =========
 ========

[FN]

See accompanying notes to financial statements.

                              Kemper Tax-Exempt Income Trust

                                  Multi-State Series 39

                                   North Carolina Trust

                           Statements of Changes in Net Assets


                                                      Year ended
May 31
                                                1995        1994
     1993
                                          ----------  ----------
----------
Operations:
  Net investment income                     $194,477    $209,231
 $213,645
  Realized gain on investments                 1,109      24,122
        -
  Unrealized appreciation (depreciation)
    on investments during the year         (119,161)   (104,455)
  194,252
                                          ----------  ----------
----------
Net increase in net assets resulting
  from operations                             76,425     128,898
  407,897

Distributions to Unitholders:
  Net investment income                    (199,643)   (215,882)
(213,827)

Capital transactions:
  Redemption of Units                       (75,521)   (253,639)
        -
                                          ----------  ----------
----------
Total increase (decrease) in net assets    (198,739)   (340,623)
  194,070

Net assets:
  At the beginning of the year             3,148,496   3,489,119
3,295,049
                                          ----------  ----------
----------
  At the end of the year (including
    distributable funds applicable to
    Trust Units of $60,008, $64,399
    and $69,991 at May 31, 1995, 1994
    and 1993, respectively)               $2,949,757  $3,148,496
$3,489,119
                                          ==========  ==========
==========
Trust Units outstanding at the end
  of the year                                  2,955       3,030
    3,269
                                          ==========  ==========
==========

[FN]

See accompanying notes to financial statements.

                                                Kemper Tax-Exempt
Income Trust

                                                    Multi-State
Series 39

                                                     North
Carolina Trust

                                                   Schedule of
Investments

                                                         May 31,
1995


                                                      Coupon
Maturity    Redemption                    Principal
Name of Issuer and Title of Bond(7)                   Rate
 Date    Provisions(2)    Rating(1)    Amount(4)    Value(3)
                                                      -------
----------    --------------   ---------   ----------  ----------
+City of Albemarle, North Carolina, Water and         7.00%
5/01/2006    1999 @ 102       A             $165,000    $175,116
  Sewer Bonds, Series 1989.
+City of Charlotte, North Carolina, General           6.75
6/01/2009    1999 @ 102       AAA            250,000     263,638
  Obligation Bonds, Series 1989.
+County of Guilford, North Carolina, General          6.90
6/01/2006    1999 @ 102       AAA            140,000     148,324
  Obligation Bonds, Series 1989.
North Carolina Medical Care Commission, Health        7.25
2/15/2019    2001 @ 100 S.F.  A              500,000     494,030
  Care Facilities Revenue Bonds (Gaston Health
         1999 @ 102
  Care Support Project), Series 1989.
North Carolina Medical Care Commission, Health        0.00
2/15/2008    1999 @ 54.023    A              150,000      60,894
  Care Facilities Revenue Bonds (Gaston Health
  Care Support Project), Series 1989. (5)
North Carolina Eastern Municipal Power Agency,        7.00
1/01/2017    2014 @ 100 S.F.  AAA            195,000     199,633
  Power System Revenue Bonds, Refunding Series
         1999 @ 102
  1989 A.  Insured by Financial Guaranty
  Insurance Company. (6)
+North Carolina Medical Care Commission, Hospital     7.25
10/01/2014    1998 @ 102       AAA            500,000     529,520
  Revenue Refunding Bonds (St. Joseph's Hospital
  Project), Series 1988.  Insured by AMBAC
  Indemnity Corporation. (6)
+North Carolina Municipal Power Agency Number 1,      7.875
1/01/2019    1998 @ 102       AAA            750,000     793,688
  Catawba Electric Revenue Bonds, Series 1988.
North Carolina State University at Raleigh,           6.70
6/01/2009    1999 @ 102       AA-            220,000     224,906
  Parking Systems Revenue Bonds, Series 1989.
                                      ----------  ----------

                                      $2,870,000  $2,889,749

                                      ==========  ==========

[FN]

See accompanying notes to Schedule of Investments.

                              Kemper Tax-Exempt Income Trust

                                  Multi-State Series 39

                                   North Carolina Trust

                             Notes to Schedule of Investments



1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors
Service, Inc.
The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the
Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

  To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units.
To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for
Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

                              Kemper Tax-Exempt Income Trust

                                  Multi-State Series 39

                                   North Carolina Trust

                       Notes to Schedule of Investments
(continued)



4. At May 31, 1995, the Portfolio of the Trust consists of 9 obligations issued by entities located in North Carolina. Seven issues, representing
$2,480,000 of the aggregate principal amount, are payable from the income of a specific project or authority and are not supported by an issuer's power to levy taxes. Two issues, representing $390,000 of the aggregate principal amount, are general obligations of governmental entities and are backed by the taxing powers of such entities. The sources of payment for the revenue bonds are divided as follows: Electric Systems, 2; Hospital and Health Care, 3;
Parking, 1; Water and Sewer, 1. Approximately 40% of the aggregate principal amount of Bonds in the Trust are obligations of issuers whose revenues are derived from services provided by hospitals and other health care facilities.
Approximately 33% of the aggregate principal amount of Bonds in the Trust are obligations of electrical system issuers. All of the Bonds in the Trust are subject to call by the issuers within five years after May 31, 1995.

5.  This Bond has been purchased at a discount from the par value because
there is no stated interest income thereon.  Such Bond is
normally described
as a "zero coupon" Bond.   Over the life of the Bond the value
increases, so
that upon maturity, the holders of the Bond will receive 100% of the principal amount thereof.

6. Insurance on these Bonds was obtained by the issuers of such Bonds. No representation is made as to any insurer's ability to meet its commitments.

7. Those securities preceded by (+) are secured by, and payable from, escrowed U.S. Government securities.

[FN]
See accompanying notes to financial statements.

                              Kemper Tax-Exempt Income Trust

                                  Multi-State Series 39

                                   North Carolina Trust

                              Notes to Financial Statements



1.  Significant Accounting Policies

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by Kemper Unit
Investment Trusts (A Service of Kemper Securities, Inc.), the "Evaluator" and sponsor of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, or (d) any combination of the above.

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on
June 15, 1989 (Date of Deposit).  The premium or discount
(including any
original issue discount) existing at June 15, 1989, is not being amortized.
Realized gain (loss) from Bond transactions is reported on an identified cost basis.

2.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at May
31, 1995:

    Gross unrealized depreciation
       $-
    Gross unrealized appreciation
   85,936

 --------
    Net unrealized appreciation
  $85,936

 ========

3.  Transactions with Affiliates

From the inception of the Trust through January 31, 1995, the Trustee,
Investors Fiduciary Trust Company (IFTC), was 50% owned by Kemper
Financial
Services, Inc., an affiliate of Kemper Unit Investment Trusts.
On that date,
State Street Boston Corporation acquired IFTC.  Prior to January
1, 1995, the
Trustee's fee (not including the reimbursement of out-of-pocket expenses), calculated monthly, was at the annual rate of $1.22, $.97 and $.68 under the monthly, quarterly and semiannual distribution options, respectively, per
$1,000 principal amount of Bonds in the Trust, based on the largest aggregate principal amount of Bonds in the Trust at any time during such monthly, quarterly or semiannual periods. Effective January 1, 1995, such fees were revised to $1.3772, $1.0966 and $.7651 under the monthly, quarterly and semiannual distribution options, respectively. The Evaluator received a fee, payable monthly, at an annual rate of $.30 per $1,000 principal amount of
Bonds, based on the largest aggregate principal amount of Bonds in the Trust at any time during such monthly period.

                              Kemper Tax-Exempt Income Trust

                                  Multi-State Series 39

                                   North Carolina Trust

                        Notes to Financial Statements (continued)



4.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the
Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

5.  Other Information

Cost to Investors

The cost to initial investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.9% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, on the date of an investor's purchase, plus a sales charge of 4.5% of the Public
Offering Price (equivalent to 4.712% of the net amount invested).

Distributions

Distributions of net investment income to Unitholders are declared and paid in accordance with the option (monthly, quarterly or semiannual) selected by the investor. Such income distributions, on a record date basis, are as follows:

                      Year ended           Year ended
Year ended
Distribution         May 31, 1995         May 31, 1994
May 31, 1993
   Plan          Per Unit      Total  Per Unit      Total  Per
Unit      Total
                 --------   --------  --------   --------
--------   --------
Monthly            $65.75   $104,626    $65.09   $110,516
$64.75   $105,092
Quarterly           66.10     32,504     65.40     31,946
65.06     34,223
Semiannual          66.45     60,338     65.71     69,981
65.36     74,512
                            --------             --------
   --------
                            $197,468             $212,443
   $213,827
                            ========             ========
   ========

                              Kemper Tax-Exempt Income Trust

                                  Multi-State Series 39

                                   North Carolina Trust

                        Notes to Financial Statements (continued)



5.  Other Information (continued)

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:

                                                             Year
ended May 31
                                                            1995
       1994
                                                         -------
   --------
    Principal portion                                    $75,521
   $253,639
    Net interest accrued                                   2,175
      3,439
                                                         -------
   --------
                                                         $77,696
   $257,078
                                                         =======
   ========
    Units                                                     75
        239
                                                         =======
   ========

                                                Kemper Tax-Exempt
Income Trust

                                                    Multi-State
Series 39

                                                     North
Carolina Trust

                                          Notes to Financial
Statements (continued)



5.  Other Information (continued)

Selected data for a Unit of the Trust outstanding throughout each year -

                                               Monthly
           Quarterly                     Semiannual
                                          Year ended May 31
      Year ended May 31               Year ended May 31
                                      1995      1994       1993
  1995       1994      1993       1995      1994       1993
                                  -------- ---------  ---------
--------  --------- ---------  --------- ---------  ---------
Investment income - interest        $67.07    $67.28     $67.11
$67.07     $67.28    $67.11     $67.07    $67.28     $67.11
Expenses                              2.13      2.03       2.02
  1.80       1.71      1.71       1.48      1.41       1.40
                                  -------- ---------  ---------
--------  --------- ---------  --------- ---------  ---------
Net investment income                64.94     65.25      65.09
 65.27      65.57     65.40      65.59     65.87      65.71

Distributions to Unitholders:
  Net investment income            (65.75)   (65.09)    (64.75)
(66.10)    (65.40)   (65.06)    (66.45)   (65.71)    (65.36)
Net gain (loss) on investments     (39.71)   (27.93)      59.43
(39.71)    (27.93)     59.43    (39.71)   (27.93)      59.43
                                  -------- ---------  ---------
--------  --------- ---------  --------- ---------  ---------
Change in net asset value          (40.52)   (27.77)      59.77
(40.54)    (27.76)     59.77    (40.57)   (27.77)      59.78

Net asset value:
  Beginning of the year           1,031.32  1,059.09     999.32
1,036.91   1,064.67  1,004.90   1,053.45  1,081.22   1,021.44
                                  -------- ---------  ---------
--------  --------- ---------  --------- ---------  ---------
  End of the year, including
    distributable funds            $990.80 $1,031.32  $1,059.09
$996.37  $1,036.91 $1,064.67  $1,012.88 $1,053.45  $1,081.22
                                  ======== =========  =========
========  ========= =========  ========= =========  =========

                              Kemper Tax-Exempt Income Trust

                                  Multi-State Series 39

                                   North Carolina Trust

                        Notes to Financial Statements (continued)



6.  Subsequent Event

Effective September 14, 1995, through an ESOP, the members of certain Kemper
Corporation operating units have acquired ownership of certain
Kemper
Corporation operating units, which included Kemper Securities, Inc., the
Trust's sponsor and evaluator. In connection with the acquisition, Kemper
Securities, Inc. changed its name to EVEREN Securities, Inc., and Kemper Unit
Investment Trusts is now a Service of EVEREN Securities, Inc. Subsequent to the date of acquisition, neither EVEREN Securities, Inc. nor Kemper Unit
Investment Trusts is affiliated with Kemper Financial Services,
Inc. or Kemper
Corporation. On September 26, 1995, Kemper Unit Investment Trusts changed its name to EVEREN Unit Investment Trusts.

                             Consent of Independent Auditors



We consent to the reference to our firm under the caption
"Independent
Auditors" and to the use of our report dated September 14, 1995, in this Post-
Effective Amendment to the Registration Statement (Form S-6) and related
Prospectus of Kemper Tax-Exempt Income Trust Multi-State Series
39 North
Carolina Trust dated September 28, 1995.





Ernst & Young LLP

Kansas City, Missouri
September 28, 1995

Contents of Post-Effective AmendmentTo Registration Statement
This Post-Effective amendment to the Registration Statement
 comprises the following papers and documents:
The facing sheet
The prospectus
The signatures
The Consent of Independent Accountants

Signatures
Pursuant to the requirements of the Securities Act of 1933, The
 Registrant, Kemper Tax-Exempt Insured Income Trust, Series A-59, Kemper Tax-Exempt Insured Income Trust Multi-State, Series 17, Kemper Tax-Exempt Income Trust, Series 86, and Kemper Tax-Exempt Income Trust Multi-State, Series 39, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 27th day of September, 1995.

Kemper Tax-Exempt Insured Income Trust, Series A-59, Kemper
 Tax-Exempt Insured Income Trust Multi-State, Series 17, Kemper
 Tax-Exempt Income Trust, Series 86, and Kemper Tax-Exempt Income
 Trust Multi-State, Series 39
     Registrant

By: EVEREN Unit Investment Trusts
     (a division of EVEREN Securities, Inc.)
     Depositor

By: Michael J. Thoms
     Vice President
Pursuant to the requirements of the Securities Act of 1933, this
 Amendment to the Registration Statement has been signed below on September 27, 1995 by the following persons, who constitute a majority of the Board of Directors of EVEREN Securities, Inc.

     Signature Title

James R. Boris Chairman and Chief Executive Officer
James R. Boris
Stephen G. McConahey     President and Chief Operating Officer
Stephen G. McConahey

Frank V. Geremia    Senior Executive Vice President
Frank V. Geremia
David M. Greene     Senior Executive Vice President
David M. Greene

Ramon Pecuch   Senior Executive Vice President and Director
Ramon Pecuch

Thomas R. Reedy     Senior Executive Vice President and Director
Thomas R. Reedy

Janet L. Reali Executive Vice President and Director
Janet L. Reali

Daniel D. Williams  Executive Vice President and Treasurer
Daniel D. Williams

     Michael J. Thoms
Michael J. Thoms signs this document pursuant to a Power of Attorney filed with the Securities and Exchange Commission with Amendment No. 1 to the Registration Statement on Form S-6 for Kemper Defined Funds Series 28 (Registration No. 33-56779).